UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

169 Lackawanna Avenue

Parsippany, New Jersey 07054

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 624-6782

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1.	Reports to Stockholders.

MainStay Unconstrained Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

This Page Intentionally Left Blank

Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.14 4.85%	5.54 10.52%	6.58 7.57%	6.46 6.95%	1.52 1.52%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.14 4.86	5.56 10.54	6.75 7.74	6.55 7.04	1.33 1.33
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–0.48 4.52	4.69 9.69	6.44 6.75	6.16 6.16	2.27 2.27
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	3.53 4.53	8.58 9.58	6.76 6.76	6.15 6.15	2.27 2.27
Class I Shares[4]	No Sales Charge		5.10	10.92	8.05	7.37	1.08

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Aggregate Bond Index[5]	0.90%	3.68%	5.72%	5.04%
Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[6]	0.16	0.41	0.89	2.19
Morningstar Nontraditional Bond Category Average[7]	2.79	6.04	5.37	5.21

5.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. LIBOR is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. An investment cannot be made directly in an index.
7.	The Morningstar nontraditional bond category average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Unconstrained Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Unconstrained Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,048.50	$6.65	$1,018.30	$6.56

Class A Shares	$1,000.00	$1,048.60	$5.84	$1,019.10	$5.76

Class B Shares	$1,000.00	$1,045.20	$10.45	$1,014.60	$10.29

Class C Shares	$1,000.00	$1,045.30	$10.45	$1,014.60	$10.29

Class I Shares	$1,000.00	$1,051.00	$4.58	$1,020.30	$4.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.31% for Investor Class, 1.15% for Class A, 2.06% for Class B and Class C and 0.90% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	Bank of America Corp., 3.30%–7.625%, due 6/1/19–1/11/23

2.	First Data Corp., 7.375%–10.625%, due 6/15/19–6/15/21

3.	MGM Resorts International, 4.25%–8.625%, due 4/15/15–10/1/20

4.	JPMorgan Chase & Co., 1.50%–7.90%, due 6/25/15–12/31/49

5.	Ford Motor Credit Co. LLC, 8.00%–8.125%, due 12/15/16–1/15/20
6.	MEG Energy Corp., 3.75%–6.50%, due 3/16/18–3/15/21

7.	Novelis, Inc., 3.75%–8.75%, due 3/10/17–12/15/20

8.	Canada Square Operations Ltd., 7.50%, due 12/31/49

9.	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.50%–8.25%, due 1/15/19–4/1/23

10.	Lincoln National Corp., 7.00%, due 5/17/66

8	MainStay Unconstrained Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Unconstrained Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Unconstrained Bond Fund returned 4.85% for Investor Class shares, 4.86% for Class A shares, 4.52% for Class B shares and 4.53% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 5.10%. All share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index,1 the 0.16% return of the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index2 and the 2.79% return of the Morningstar nontraditional bond category average.3 The Barclays U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. The Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index is the Fund’s secondary benchmark and the Morningstar nontraditional bond category average is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, the Fund changed its name to MainStay Unconstrained Bond Fund from MainStay Flexible Bond Opportunities Fund. Effective that same date, the Fund’s investment objective became to seek total return by investing primarily in domestic and foreign debt securities, and the Fund’s Principal Investment Strategies and Investment Process were revised. Also effective February 28, 2013, the Fund selected the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark and the Morningstar nontraditional bond category average as an additional benchmark. For more information on these changes, please see the Fund’s Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of the Barclays U.S. Aggregate Bond Index was primarily driven by an overweight position in spread4 products, specifically high-yield corporate bonds. Assets with higher risk profiles provided strong results during the reporting period, largely in response to accommodative monetary policies of the world’s central banks and resolution of the “fiscal cliff” at the tail end of 2012, which reinvigorated investors’ risk appetite in search of yield.

Within the high-yield corporate bond sector, we continue to hold overweight positions in financials, gaming, home builders, building materials, coal and steel—all of which provided strong performance for the Fund. Active sector rotation has been less important at this stage in the economic cycle, as we have maintained a fairly steady investment profile with an overweight position in lower-quality credits.

Lower-risk assets, such as U.S. Treasury securities and agency mortgages, underperformed spread product. Fortunately, the Fund’s underweight positions in these asset classes helped the Fund’s performance relative to the Barclays U.S. Aggregate Bond Index.

What was the Fund’s duration5 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of the Fund’s overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further insulate the Fund from a potential rise in interest rates, we increased the Fund’s exposure to a short position in U.S. Treasury futures to keep the Fund’s duration shorter than that of the Index. Exposure to lower-duration high-yield corporate bonds had a positive impact on the Fund’s performance, while exposure to U.S. Treasury futures had a minimal impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were many macro factors to consider during the reporting period, including the fiscal cliff and the sequester, and the Fund experienced some periods of volatility. Nevertheless, we did not make any material changes to the Fund’s positioning. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy, coupled with improving economic data, to be a positive for spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corpo-

1.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 6 for more information on the Bank of America Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index.
3.	See footnote on page 6 for more information on the Morningstar nontraditional bond category average.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

rate debt. For these reasons, we maintained a risk profile that was higher than that of the Barclays U.S. Aggregate Bond Index.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

An overweight position in high-yield corporate bonds was the driving force behind the Fund’s outperformance of the Barclays U.S. Aggregate Bond Index. During the reporting period, the Barclays U.S. Aggregate Bond Index was up 0.90%, while high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield Master II Constrained Index,6 were up 7.26%. Within high-yield corporate bonds, the Fund’s financials and real estate securities were the best performers, and energy and utilities holdings were among the Fund’s weakest performers.

The Fund’s position in convertible bonds also had a positive impact on its performance during the reporting period.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. These underweight sector positions contributed positively to the Fund’s relative performance as investors continued their search for higher-yielding assets and were willing to assume higher levels of risk to pursue their yield objectives.

Did the Fund make any significant purchases or sales during the reporting period?

Though there were no significant changes in the Fund’s positioning during the reporting period, we added some holdings and eliminated others. Within the high-yield corporate bond sector, the Fund purchased bonds of Dupont Performance Coatings and Davita Healthcare Partners. The Dupont Performance Coatings bonds were issued to fund the purchase of Dupont’s coating business from the parent chemical company Dupont. Dupont Performance Coatings is a global leader in paint and sealants for automobiles. In our view, the bonds were attractive because of the company’s stable financial profile and above-market yield. Davita Healthcare Partners is one of the major companies providing dialysis services and, in our opinion, has a stable financial profile.

During the reporting period, the Fund sold positions in food services company Aramark and coal producer Cloud Peak Energy. We believe that Aramark is a solid company, but we sold the Fund’s bond position because of its high valuation. We believe the bonds represented a refinancing candidate and had no upside potential. We sold the bonds of Cloud Peak Energy because they were trading with a tight spread while the dynamics of the coal industry were deteriorating.

How did the Fund’s sector weightings change during the reporting period?

There were no major changes to the Fund’s positioning. We slightly reduced the Fund’s exposure to high-yield corporate bonds, while maintaining an overweight position relative to the Barclays U.S. Aggregate Bond Index. We modestly increased the Fund’s weighting in investment-grade corporate bonds. In general, we maintained the Fund’s credit positioning, as we sought to take advantage of a market where we believed credit spreads would continue to tighten.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund’s most substantially overweight sector relative to the Barclays U.S. Aggregate Bond Index was high-yield corporate bonds. Within the high-yield corporate bond sector, the Fund was overweight cyclical holdings, such as gaming, housing and financials, and was underweight in health care and energy.

As of the same date, the Fund held underweight positions relative to the Index in U.S. Treasury securities and agency mortgage-backed securities. As of April 30, 2013, the Fund had a shorter duration than the Barclays U.S. Aggregate Bond Index.

6.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred-interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Unconstrained Bond Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 87.3%† Asset-Backed Securities 2.3%
Airlines 0.4%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22 (a)	$633,147	$633,147
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 3/1/21	99,253	109,178
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	354,319	396,837
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	579,658	672,403

		1,811,565

Home Equity 1.4%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.26%, due 10/25/36 (b)(c)	573,872	479,180
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.27%, due 5/25/37 (b)(c)	338,393	280,440
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.26%, due 4/25/37 (b)(c)	135,161	130,659
First NLC Trust Series 2007-1, Class A1 0.27%, due 8/25/37 (b)(c)(d)	469,732	245,050
GSAA Home Equity Trust Series 2006-14, Class A1 0.25%, due 9/25/36 (b)(c)	987,586	525,651
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.33%, due 4/25/37 (b)(c)	258,929	239,460
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.30%, due 4/25/37 (b)(c)	455,876	405,298
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.30%, due 3/25/47 (b)(c)	321,985	237,963
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.25%, due 11/25/36 (b)(c)	123,866	57,850
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.31%, due 3/25/37 (b)(c)	772,401	549,558

	Principal Amount	Value

Home Equity (continued)
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.30%, due 9/25/36 (b)(c)	$504,467	$351,709
Series 2006-HE8, Class A2B 0.30%, due 10/25/36 (b)(c)	216,554	135,713
Series 2007-HE4, Class A2A 0.31%, due 2/25/37 (b)(c)	109,496	51,695
Series 2007-NC2, Class A2FP 0.35%, due 2/25/37 (b)(c)	428,815	243,373
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)(e)	910,794	557,227
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.29%, due 5/25/37 (b)(c)	546,760	315,074
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.28%, due 6/25/37 (b)(c)	576,491	549,567
Series 2006-EQ2, Class A2 0.31%, due 1/25/37 (b)(c)	307,913	201,708
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.31%, due 9/25/37 (b)(c)	1,299,750	1,130,873

		6,688,048

Student Loans 0.5%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.608%, due 5/25/29 (b)	2,245,487	2,076,548

Total Asset-Backed Securities (Cost $10,826,674)		10,576,161

Convertible Bonds 4.7%
Airlines 0.3%
Airtran Holdings, Inc. 5.25%, due 11/1/16	647,000	942,598
United Airlines, Inc. 4.50%, due 1/15/15	356,000	643,693

		1,586,291

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	266,000	439,232

Biotechnology 0.2%
Gilead Sciences, Inc. 1.00%, due 5/1/14	488,000	1,095,865

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Coal 0.1%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	$246,000	$231,855
Peabody Energy Corp. 4.75%, due 12/15/66	72,000	58,500

		290,355

Commercial Services 0.1%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	95,000	278,172

Computers 0.1%
EMC Corp. 1.75%, due 12/1/13	411,000	579,255
SanDisk Corp. 1.50%, due 8/15/17	85,000	107,313

		686,568

Distribution & Wholesale 0.1%
WESCO International, Inc. 6.00%, due 9/15/29	236,000	612,715

Electronics 0.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	541,000	541,000

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	470,000	509,950

Environmental Controls 0.2%
Covanta Holding Corp. 3.25%, due 6/1/14	603,000	781,262

Health Care—Products 0.2%
Teleflex, Inc. 3.875%, due 8/1/17	788,000	1,075,620

Health Care—Services 0.1%
WellPoint, Inc. 2.75%, due 10/15/42 (d)	276,000	330,510

Household Products & Wares 0.1%
Jarden Corp. 1.875%, due 9/15/18 (d)	534,000	630,120

Insurance 0.0%‡
Radian Group, Inc. 2.25%, due 3/1/19	96,000	127,260

	Principal Amount	Value

Internet 0.3%
At Home Corp. 4.75%, due 12/31/49 (a)(f)(g)(h)	$504,238	$50
Dealertrack Technologies, Inc. 1.50%, due 3/15/17	340,000	360,188
Priceline.com, Inc. 1.00%, due 3/15/18	532,000	607,810
Symantec Corp. Series B 1.00%, due 6/15/13	270,000	342,731

		1,310,779

Iron & Steel 0.1%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	275,000	290,297
Steel Dynamics, Inc. 5.125%, due 6/15/14	36,000	39,983
United States Steel Corp. 4.00%, due 5/15/14	190,000	195,581

		525,861

Lodging 0.1%
♦MGM Resorts International 4.25%, due 4/15/15	317,000	351,672

Machinery—Diversified 0.2%
Chart Industries, Inc. 2.00%, due 8/1/18	560,000	793,100

Metal Fabricate & Hardware 0.1%
RTI International Metals, Inc.
1.625%, due 10/15/19	342,000	350,550
3.00%, due 12/1/15	159,000	179,074

		529,624

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	76,000	104,643

Miscellaneous—Manufacturing 0.2%
Danaher Corp. (zero coupon), due 1/22/21	484,000	857,890
Textron, Inc. 4.50%, due 5/1/13	100,000	196,189

		1,054,079

Oil & Gas 0.1%
Cobalt International Energy, Inc. 2.625%, due 12/1/19	268,000	299,992

Oil & Gas Services 0.2%
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) 1.50%, due 6/25/15 (a)(d)(i)	129,375	169,675

12	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Oil & Gas Services (continued)
SEACOR Holdings, Inc. 2.50%, due 12/15/27 (d)	$105,000	$115,303
Subsea 7 S.A.
1.00%, due 10/5/17	200,000	199,060
3.50%, due 10/13/14	200,000	277,000

		761,038

Pharmaceuticals 0.3%
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	112,000	364,000
Salix Pharmaceuticals, Ltd.
1.50%, due 3/15/19	143,000	155,513
2.75%, due 5/15/15	238,000	315,350
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	515,000	537,531

		1,372,394

Real Estate Investment Trusts 0.3%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (d)	430,000	618,663
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (d)	454,000	560,406

		1,179,069

Semiconductors 0.5%
Intel Corp. 3.25%, due 8/1/39	386,000	495,771
Microchip Technology, Inc. 2.125%, due 12/15/37	370,000	524,706
Novellus Systems, Inc. 2.625%, due 5/15/41	311,000	461,446
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	473,000	540,107
Xilinx, Inc. 2.625%, due 6/15/17	202,000	288,608

		2,310,638

Software 0.1%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	225,000	252,422
Microsoft Corp. (zero coupon), due 6/15/13 (d)	131,000	134,275
Nuance Communications, Inc. 2.75%, due 11/1/31	92,000	96,542

		483,239

Telecommunications 0.4%
Ciena Corp. 4.00%, due 12/15/20	243,000	282,487

	Principal Amount	Value

Telecommunications (continued)
SBA Communications Corp.
1.875%, due 5/1/13	$419,000	$739,150
4.00%, due 10/1/14	318,000	833,756

		1,855,393

Total Convertible Bonds (Cost $20,232,170)		21,916,441

Corporate Bonds 72.7%
Aerospace & Defense 1.1%
B/E Aerospace, Inc. 5.25%, due 4/1/22	1,850,000	1,970,250
Ducommun, Inc. 9.75%, due 7/15/18	885,000	977,925
TransDigm, Inc. 7.75%, due 12/15/18	815,000	902,613
Triumph Group, Inc. 8.625%, due 7/15/18	1,305,000	1,448,550

		5,299,338

Airlines 1.5%
Continental Airlines, Inc.
7.875%, due 1/2/20	507,488	540,475
9.798%, due 10/1/22	670,134	760,603
Delta Air Lines, Inc.
Series 2011-1 Class A Pass Through Trust 5.30%, due 10/15/20	1,310,125	1,454,238
Series 2010-1 Class A Pass Through Trust 6.20%, due 1/2/20	361,246	411,820
Series 2010-2 Class B Pass Through Trust 6.75%, due 5/23/17	612,000	644,130
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,885,791	3,239,301

		7,050,567

Auto Manufacturers 1.1%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	2,190,000	2,513,025
Ford Motor Co. 6.625%, due 10/1/28	229,000	275,478
Navistar International Corp. 8.25%, due 11/1/21	2,156,000	2,244,935

		5,033,438

Auto Parts & Equipment 0.4%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19	1,000,000	1,020,000
Tomkins LLC / Tomkins, Inc. 9.00%, due 10/1/18	594,000	660,083

		1,680,083

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks 7.7%
AgriBank FCB 9.125%, due 7/15/19	$500,000	$674,477
Banco Santander Mexico S.A. Institucion De Banca Multiple Grupo Financiero Santand 4.125%, due 11/9/22 (d)	2,615,000	2,634,612
Bangkok Bank PCL 4.80%, due 10/18/20 (d)	250,000	279,604
♦Bank of America Corp.
3.30%, due 1/11/23	510,000	516,543
5.625%, due 7/1/20	3,590,000	4,260,450
7.625%, due 6/1/19	420,000	537,713
Bank of America NA 6.00%, due 10/15/36	2,828,000	3,508,618
Barclays Bank PLC 5.14%, due 10/14/20 (j)	2,037,000	2,195,438
BBVA Bancomer S.A. 6.75%, due 9/30/22 (d)	2,150,000	2,472,500
CIT Group, Inc.
4.25%, due 8/15/17	330,000	349,800
5.00%, due 5/15/17	2,003,000	2,183,270
Discover Bank 7.00%, due 4/15/20	2,445,000	3,055,240
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	3,327,000	3,451,247
♦JPMorgan Chase & Co. 7.90%, due 12/31/49 (b)	3,650,000	4,251,002
LBG Capital No.1 PLC 8.00%, due 12/31/49 (b)(d)	1,720,000	1,837,325
Mizuho Capital Investment, Ltd. 14.95%, due 12/31/49 (b)(d)	1,092,000	1,233,960
Morgan Stanley 4.875%, due 11/1/22	1,287,000	1,387,361
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	856,000	1,031,045

		35,860,205

Building Materials 2.0%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, due 11/1/17	1,223,000	1,319,311
Cemex Espana Luxembourg 9.25%, due 5/12/20 (d)	1,560,000	1,716,000
Desarrolladora Homex S.A.B. de C.V. 9.50%, due 12/11/19 (d)	2,000,000	1,210,000
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,620,676
Texas Industries, Inc. 9.25%, due 8/15/20	840,000	935,550
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.50%, due 1/21/20 (d)	2,250,000	686,250

	Principal Amount	Value

Building Materials (continued)
USG Corp.
6.30%, due 11/15/16	$615,000	$654,975
9.75%, due 1/15/18	363,000	431,063

		9,573,825

Chemicals 1.5%
Dow Chemical Co. (The) 8.55%, due 5/15/19	1,084,000	1,461,582
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	1,223,000	1,296,380
Huntsman International LLC 8.625%, due 3/15/21	2,000,000	2,300,000
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,753,000	1,849,415

		6,907,377

Coal 1.4%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19 (j)	1,560,000	1,458,600
Arch Coal, Inc. 7.25%, due 10/1/20	1,630,000	1,499,600
Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (j)	2,162,000	2,324,150
Peabody Energy Corp. 7.375%, due 11/1/16	1,025,000	1,173,625

		6,455,975

Commercial Services 2.0%
♦Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23 (d)	2,122,000	2,188,312
8.25%, due 1/15/19	1,223,000	1,359,059
Hertz Corp. (The) 7.375%, due 1/15/21	1,630,000	1,845,975
Iron Mountain, Inc.
7.75%, due 10/1/19	431,000	487,030
8.375%, due 8/15/21	1,293,000	1,444,928
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50%, due 8/1/39 (f)(g)(k)	5,000	80
9.75%, due 1/15/49 (d)(f)(g)(k)	160,000	2,560
United Rentals North America, Inc. 8.375%, due 9/15/20	1,849,000	2,089,370

		9,417,314

Computers 0.6%
NCR Corp. 5.00%, due 7/15/22 (d)	1,565,000	1,584,562
SunGard Data Systems, Inc. 6.625%, due 11/1/19 (d)	1,050,000	1,116,938

		2,701,500

14	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Cosmetics & Personal Care 0.5%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (d)	$1,985,000	$2,133,875

Diversified Financial Services 1.0%
Ford Holdings LLC 9.30%, due 3/1/30	127,000	186,718
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (b)	€1,223,000	1,623,515
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (b)	£815,000	1,338,680
TNK-BP Finance S.A. 7.25%, due 2/2/20 (d)	$1,405,000	1,684,244

		4,833,157

Electric 2.4%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (d)	2,500,000	2,535,000
CMS Energy Corp.
6.25%, due 2/1/20	98,000	120,504
8.75%, due 6/15/19	533,000	721,630
Energy Future Intermediate Holding Co. LLC /EFIH Finance, Inc. 10.00%, due 12/1/20	1,724,000	1,973,980
Great Plains Energy, Inc.
4.85%, due 6/1/21	750,000	847,426
5.292%, due 6/15/22 (e)	663,000	764,814
NRG Energy, Inc. 8.50%, due 6/15/19	1,970,000	2,176,850
Puget Energy, Inc. 5.625%, due 7/15/22	905,000	1,015,073
Wisconsin Energy Corp. 6.25%, due 5/15/67 (b)	833,280	908,275

		11,063,552

Engineering & Construction 0.4%
Mastec, Inc. 4.875%, due 3/15/23	1,704,000	1,704,000

Entertainment 0.2%
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (d)	815,000	810,925
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (f)(g)	29,822	20,876

		831,801

Finance—Auto Loans 1.3%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (d)	1,900,000	1,880,295

	Principal Amount	Value

Finance—Auto Loans (continued)
♦Ford Motor Credit Co. LLC
8.00%, due 12/15/16	$22,000	$26,482
8.125%, due 1/15/20	3,361,000	4,324,908

		6,231,685

Finance—Commercial 0.4%
Textron Financial Corp. 6.00%, due 2/15/67 (b)(d)	1,860,000	1,701,900

Finance—Consumer Loans 0.9%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (b)(j)	2,425,000	2,461,375
SLM Corp.
4.75%, due 3/17/14	€815,000	1,091,572
6.25%, due 1/25/16	$408,000	443,700
8.00%, due 3/25/20	408,000	471,660

		4,468,307

Finance—Credit Card 0.5%
American Express Co. 6.80%, due 9/1/66 (b)(j)	2,139,000	2,339,531

Finance—Investment Banker/Broker 0.4%
Jefferies Group LLC
5.125%, due 1/20/23	813,000	882,221
6.45%, due 6/8/27	1,100,000	1,233,249

		2,115,470

Finance—Leasing Companies 0.6%
Kerry Group Financial Services 3.20%, due 4/9/23 (d)	2,795,000	2,796,140

Finance—Other Services 0.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16 (j)	2,180,000	2,269,925

Food 2.5%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	2,504,000	2,771,174
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	650,000	702,000
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (d)	672,000	742,560
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (d)	2,500,000	2,669,250
Smithfield Foods, Inc.
6.625%, due 8/15/22	845,000	937,950
7.75%, due 7/1/17	1,361,000	1,599,175
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (d)	2,250,000	2,306,250

		11,728,359

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Forest Products & Paper 1.1%
Domtar Corp. 10.75%, due 6/1/17	$1,363,000	$1,763,834
International Paper Co. 7.30%, due 11/15/39	693,000	949,824
MeadWestvaco Corp. 7.375%, due 9/1/19	1,800,000	2,200,950
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (d)	815,000	444,175

		5,358,783

Gas 0.2%
Southern Union Co. 7.60%, due 2/1/24	662,000	864,701

Hand & Machine Tools 0.4%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, due 5/15/19 (d)	1,635,000	1,798,500

Health Care—Products 1.0%
Alere, Inc. 8.625%, due 10/1/18	1,323,000	1,418,918
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	2,825,000	3,171,062

		4,589,980

Health Care—Services 1.3%
DaVita HealthCare Partners, Inc. 5.75%, due 8/15/22	650,000	692,250
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (d)	2,500,000	2,893,750
HCA, Inc. 7.50%, due 2/15/22	2,000,000	2,390,000

		5,976,000

Home Builders 2.6%
Beazer Homes USA, Inc.
8.125%, due 6/15/16 (j)	819,000	907,042
9.125%, due 6/15/18 (j)	1,700,000	1,865,750
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	1,460,000	1,631,550
KB Home 8.00%, due 3/15/20	2,250,000	2,649,375
Lennar Corp. 6.95%, due 6/1/18	204,000	233,835
MDC Holdings, Inc. 5.625%, due 2/1/20	1,608,000	1,783,573
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	2,000,000	2,272,500

	Principal Amount	Value

Home Builders (continued)
Standard Pacific Corp. 8.375%, due 5/15/18	$815,000	$969,850

		12,313,475

Household Products & Wares 1.3%
Jarden Corp. 7.50%, due 1/15/20	1,223,000	1,343,771
Mead Products LLC / ACCO Brands Corp. 6.75%, due 4/30/20 (d)	1,377,000	1,463,063
Reynolds Group Issuer, Inc.
7.875%, due 8/15/19	1,025,000	1,148,000
9.875%, due 8/15/19	2,089,000	2,344,902

		6,299,736

Insurance 3.2%
Allstate Corp. (The) 6.50%, due 5/15/67 (b)	713,000	796,421
American International Group, Inc.
4.875%, due 3/15/67 (b)	€1,250,000	1,552,355
Series A2 5.75%, due 3/15/67 (b)	£450,000	674,542
Chubb Corp. (The) 6.375%, due 3/29/67 (b)	$1,955,000	2,174,938
Farmers Exchange Capital 7.20%, due 7/15/48 (d)	603,000	761,560
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (d)	453,000	532,275
10.75%, due 6/15/88 (b)(d)	938,000	1,453,900
♦Lincoln National Corp. 7.00%, due 5/17/66 (b)	3,443,000	3,537,682
Oil Insurance, Ltd. 3.266%, due 12/31/49 (b)(d)	652,000	591,496
Pacific Life Insurance Co.
7.90%, due 12/30/23 (d)	1,150,000	1,550,936
9.25%, due 6/15/39 (d)	504,000	754,613
Progressive Corp. (The) 6.70%, due 6/15/67 (b)	612,000	680,850

		15,061,568

Iron & Steel 1.5%
AK Steel Corp. 8.75%, due 12/1/18 (d)	2,400,000	2,664,000
Allegheny Ludlum Corp. 6.95%, due 12/15/25 (j)	693,000	827,274
APERAM 7.375%, due 4/1/16 (d)	1,601,000	1,617,010
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	786,000	796,454
5.90%, due 3/15/20	1,140,000	1,225,301

		7,130,039

Leisure Time 0.2%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	675,000	778,781

16	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Lodging 2.0%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (d)	$246,000	$242,310
Caesars Operating Escrow LLC / Caesars Escrow Corp. 9.00%, due 2/15/20 (d)	2,773,000	2,731,405
♦MGM Resorts International
6.75%, due 10/1/20 (d)	1,994,000	2,188,415
8.625%, due 2/1/19	825,000	977,625
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	90,000	109,611
7.15%, due 12/1/19	2,341,000	2,960,405

		9,209,771

Machinery—Construction & Mining 0.3%
Boart Longyear Management Pty., Ltd. 7.00%, due 4/1/21 (d)	1,606,000	1,638,120

Media 2.3%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17 (d)	2,203,000	2,227,363
CCO Holdings LLC / CCO Holdings Capital Corp. 7.00%, due 1/15/19 (j)	978,000	1,062,352
Clear Channel Communications, Inc. 9.00%, due 3/1/21	1,405,000	1,373,387
COX Communications, Inc. 6.95%, due 6/1/38 (d)	2,241,000	2,958,210
DISH DBS Corp.
6.75%, due 6/1/21	765,000	826,200
7.125%, due 2/1/16 (j)	815,000	900,575
Time Warner Cable, Inc. 8.75%, due 2/14/19	1,087,000	1,453,390

		10,801,477

Metal Fabricate & Hardware 0.1%
Mueller Water Products, Inc. 8.75%, due 9/1/20	557,000	636,373

Mining 2.0%
Alcoa, Inc. 6.15%, due 8/15/20	212,000	231,097
Aleris International, Inc.
7.625%, due 2/15/18	1,426,000	1,540,080
7.875%, due 11/1/20	475,000	514,188
♦Novelis, Inc.
8.375%, due 12/15/17	734,000	803,730
8.75%, due 12/15/20	1,223,000	1,388,105
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,500,000	2,075,199

	Principal Amount	Value

Mining (continued)
Vedanta Resources PLC 8.25%, due 6/7/21 (d)	$2,565,000	$2,795,850

		9,348,249

Miscellaneous—Manufacturing 0.2%
Polypore International, Inc. 7.50%, due 11/15/17	815,000	880,200

Office Furnishings 0.4%
Interface, Inc. 7.625%, due 12/1/18	1,674,000	1,818,383

Oil & Gas 5.5%
Berry Petroleum Co. 6.75%, due 11/1/20 (j)	1,223,000	1,330,013
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,445,000	2,765,906
Concho Resources, Inc.
6.50%, due 1/15/22	750,000	832,500
7.00%, due 1/15/21	2,002,000	2,252,250
Denbury Resources, Inc. 6.375%, due 8/15/21 (j)	815,000	908,725
ENI S.p.A. 4.15%, due 10/1/20 (d)	2,000,000	2,107,546
Frontier Oil Corp. 6.875%, due 11/15/18	571,000	618,821
Hilcorp Energy I, L.P. / Hilcorp Finance Co.
7.625%, due 4/15/21 (d)	1,223,000	1,354,473
8.00%, due 2/15/20 (d)	1,000,000	1,110,000
Linn Energy LLC / Linn Energy Finance Corp.
6.50%, due 5/15/19	2,250,000	2,385,000
7.75%, due 2/1/21	815,000	892,425
♦MEG Energy Corp. 6.50%, due 3/15/21 (d)	1,032,000	1,106,820
OGX Austria GmbH 8.50%, due 6/1/18 (d)	2,740,000	1,719,350
Plains Exploration & Production Co. 6.125%, due 6/15/19	2,250,000	2,494,687
Precision Drilling Corp.
6.50%, due 12/15/21	643,000	696,048
6.625%, due 11/15/20 (j)	1,630,000	1,756,325
Swift Energy Co.
7.125%, due 6/1/17	750,000	768,750
8.875%, due 1/15/20	658,000	715,575

		25,815,214

Oil & Gas Services 1.7%
Basic Energy Services, Inc. 7.75%, due 2/15/19	1,600,000	1,672,000
Cie Generale de Geophysique—Veritas
6.50%, due 6/1/21	600,000	636,000
9.50%, due 5/15/16	1,675,000	1,762,937

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas Services (continued)
Dresser-Rand Group, Inc. 6.50%, due 5/1/21	$1,292,000	$1,401,820
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (d)(j)	625,000	642,969
Hornbeck Offshore Services, Inc.
5.00%, due 3/1/21 (d)	805,000	809,025
5.875%, due 4/1/20	848,000	891,460

		7,816,211

Packaging & Containers 0.9%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (d)	1,000,000	1,130,000
Ball Corp. 6.75%, due 9/15/20 (j)	2,648,000	2,922,730

		4,052,730

Pipelines 2.7%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,490,000	1,651,073
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp. 6.75%, due 11/1/20	1,223,000	1,351,415
Panhandle Eastern Pipe Line Co., L.P. 8.125%, due 6/1/19	2,037,000	2,527,514
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,630,000	1,924,673
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,750,000	1,911,875
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 7.875%, due 10/15/18	1,170,000	1,287,000
Williams Cos., Inc. (The) 3.70%, due 1/15/23	2,000,000	2,020,222

		12,673,772

Real Estate Investment Trusts 1.1%
Geo Group, Inc. (The) 6.625%, due 2/15/21	1,223,000	1,354,472
Host Hotels & Resorts, L.P.
3.75%, due 10/15/23	472,000	481,440
5.875%, due 6/15/19	1,875,000	2,074,219
Ventas Realty, L.P. / Ventas Capital Corp. 2.70%, due 4/1/20	1,421,000	1,444,022

		5,354,153

Retail 2.1%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	1,200,000	1,341,000

	Principal Amount	Value

Retail (continued)
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	$1,460,000	$1,580,450
6.50%, due 5/20/21	741,000	807,690
CVS Caremark Corp.
4.75%, due 5/18/20	2,445,000	2,862,677
5.789%, due 1/10/26 (d)(f)	78,838	90,599
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,925,000	2,061,026
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.50%, due 10/1/18	934,000	1,018,060

		9,761,502

Savings & Loans 0.5%
RBS Citizens Financial Group, Inc. 4.15%, due 9/28/22 (d)	2,270,000	2,336,783

Semiconductors 0.5%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (d)	1,934,000	2,127,400

Software 1.8%
Fidelity National Information Services, Inc.
7.625%, due 7/15/17 (j)	1,549,000	1,655,494
7.875%, due 7/15/20	489,000	551,347
♦First Data Corp.
7.375%, due 6/15/19 (d)	3,502,000	3,808,425
8.875%, due 8/15/20 (d)	550,000	627,000
10.625%, due 6/15/21 (d)	1,749,000	1,799,284

		8,441,550

Special Purpose Entity 0.6%
Ageas Hybrid Financing S.A. 5.125%, due 12/31/49 (b)	€1,825,000	2,261,632
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (b)(d)	$571,000	610,970

		2,872,602

Telecommunications 3.6%
CommScope, Inc. 8.25%, due 1/15/19 (d)	2,930,000	3,201,025
GTP Towers Issuer LLC 8.112%, due 2/15/15 (d)	1,650,000	1,756,681
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,695,000	1,945,012
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	596,000	634,740
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	1,386,000	1,526,333
SBA Tower Trust 4.254%, due 4/15/40 (d)	2,860,000	2,976,714

18	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
Sprint Capital Corp.
6.90%, due 5/1/19	$612,000	$664,785
8.75%, due 3/15/32	2,060,000	2,435,950
Telefonica Emisiones SAU
4.57%, due 4/27/23	1,450,000	1,488,022
5.462%, due 2/16/21	396,000	436,469

		17,065,731

Transportation 0.7%
CHC Helicopter S.A. 9.25%, due 10/15/20	2,109,000	2,248,721
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	500,000	525,000
PHI, Inc. 8.625%, due 10/15/18	669,000	731,719

		3,505,440

Total Corporate Bonds (Cost $321,392,100)		340,524,548

Foreign Bonds 2.0%
Cayman Islands 0.1%
Government of the Cayman Islands 5.95%, due 11/24/19 (d)	200,000	238,000

Colombia 0.1%
Republic of Colombia 7.375%, due 3/18/19	200,000	259,800

El Salvador 0.1%
Republic of El Salvador
7.65%, due 6/15/35	163,000	189,487
8.25%, due 4/10/32 (d)	163,000	203,750

		393,237

Germany 0.2%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€734,000	963,258

Indonesia 0.1%
Republic of Indonesia 5.875%, due 3/13/20 (d)	$300,000	356,250

Liberia 0.1%
Royal Caribbean Cruises, Ltd. Series Reg S 5.625%, due 1/27/14	€525,000	708,684

	Principal Amount	Value

Philippines 0.0%‡
Republic of Philippines 6.50%, due 1/20/20	$150,000	$189,938

Turkey 0.0%‡
Republic of Turkey 5.125%, due 3/25/22	200,000	228,500

United Kingdom 1.3%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£449,000	953,836
♦Canada Square Operations Ltd. 7.50%, due 12/31/49 (b)	2,450,000	3,767,650
Rexam PLC 6.75%, due 6/29/67 (b)	€978,000	1,377,672

		6,099,158

Total Foreign Bonds (Cost $8,963,908)		9,436,825

Loan Assignments & Participations 5.1% (l)
Aerospace & Defense 0.4%
U.S. Airways Group, Inc. Term Loan 2.699%, due 3/21/14	$1,916,667	1,913,792

Beverage, Food & Tobacco 0.4%
Del Monte Foods Co. Term Loan 4.00%, due 3/8/18	1,721,452	1,732,929

Buildings & Real Estate 0.0%‡
Realogy Corp. Extended Letter of Credit 4.453%, due 10/10/16	100,297	100,046

Chemicals, Plastics & Rubber 0.3%
PQ Corp. Term Loan 4.50%, due 8/7/17	1,496,250	1,512,014

Diversified/Conglomerate Manufacturing 0.2%
Walter Energy, Inc. Term Loan B 5.75%, due 4/2/18	698,699	707,782

Finance—Consumer Loans 0.4%
Springleaf Financial Funding Co. Term Loan 5.50%, due 5/10/17	1,618,700	1,623,758

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Loan Assignments & Participations (continued)
Healthcare, Education & Childcare 0.2%
Community Health Systems, Inc. Extended Term Loan 3.787%, due 1/25/17	$172,741	$174,306
Warner Chilcott Co. LLC New Term Loan B2 4.25%, due 3/15/18	118,013	119,635
Warner Chilcott Corp.
Incremental Term Loan B1 4.25%, due 3/15/18	144,975	146,967
New Term Loan B1 4.25%, due 3/15/18	333,042	337,617
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	262,441	266,047

		1,044,572

Lodging 0.9%
Caesars Entertainment Operating Co. Extended Term Loan B5 4.45%, due 1/26/18	3,500,000	3,162,638
♦MGM Resorts International Term Loan B 4.25%, due 12/20/19	997,500	1,012,047

		4,174,685

Media 0.4%
Charter Communications Operating LLC Extended Term Loan C 3.45%, due 9/6/16	15,543	15,565
Clear Channel Communications, Inc. Term Loan B 3.848%, due 1/29/16	1,913,171	1,752,942

		1,768,507

Metals & Mining 0.4%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	1,840,750	1,869,385

Mining 0.4%
♦Novelis, Inc. New Term Loan 3.75%, due 3/10/17	1,564,011	1,588,253

Oil & Gas 0.6%
♦MEG Energy Corp. New Term Loan B 3.75%, due 3/16/18	2,955,022	2,970,208

	Principal Amount	Value

Telecommunications 0.2%
MetroPCS Wireless, Inc. Incremental Term Loan B3 4.876%, due 3/16/18	$977,533	$977,778

Transportation 0.1%
United Airlines, Inc. New Term Loan B 4.00%, due 3/22/19	625,000	631,836

Utilities 0.2%
Calpine Corp. Term Loan B1 4.00%, due 4/2/18	1,078,000	1,091,699

Total Loan Assignments & Participations (Cost $23,489,772)		23,707,244

Mortgage-Backed Securities 0.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 3.00%, due 11/25/35 (m)	425,935	378,119
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.43%, due 12/25/36 (b)(d)(g)	58,325	49,396
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (b)	162,118	154,716
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.385%, due 11/25/36 (m)	212,323	181,517
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.61%, due 7/25/36 (m)	261,599	239,072

Total Mortgage-Backed Securities (Cost $989,566)		1,002,820

Municipal Bond 0.3%
New York 0.3%
New York City Industrial Development Agency, JFK International Airport, Revenue Bonds Series A 8.00%, due 8/1/12 (a)(n)	1,430,000	1,429,943

Total Municipal Bond (Cost $1,454,084)		1,429,943

20	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies 0.0%‡
Government National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 8/15/32	$1	$1

United States Treasury Notes 0.0%‡
2.125%, due 8/15/21	70,000	74,080

Total U.S. Government & Federal Agencies (Cost $71,855)		74,081

Total Long-Term Bonds (Cost $387,420,129)		408,668,063

	Shares

Common Stocks 0.9%
Auto Manufacturers 0.4%
General Motors Co. (k)	45,730	1,410,313
Motors Liquidation Co. GUC Trust (k)	11,598	354,319

		1,764,632

Banks 0.4%
CIT Group, Inc. (k)	6,479	275,422
Citigroup, Inc.	41,400	1,931,724

		2,207,146

Building Materials 0.1%
U.S. Concrete, Inc. (g)(k)	19,613	304,786

Total Common Stocks (Cost $3,938,134)		4,276,564

Convertible Preferred Stocks 1.5%
Aerospace & Defense 0.2%
United Technologies Corp. 7.50%	12,500	739,250

Auto Manufacturers 0.1%
General Motors Co. 4.75%	8,550	397,404

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.875%	5,900	257,122

Banks 0.4%
♦Bank of America Corp. 7.25% Series L	781	972,095
Wells Fargo & Co. 7.50% Series L	800	1,055,800

		2,027,895

	Shares	Value

Food 0.0%‡
Post Holdings, Inc. (d) 3.75%	1,700	$188,610

Hand & Machine Tools 0.1%
Stanley Black & Decker, Inc. 4.75%	5,900	731,010

Insurance 0.1%
MetLife, Inc. 5.00%	13,875	695,831

Iron & Steel 0.2%
ArcelorMittal 6.00%	48,000	993,600

Oil & Gas 0.3%
Apache Corp. 6.00%	21,600	914,112
Energy XXI Bermuda, Ltd. 5.625%	600	162,187
Sanchez Energy Corp. (d) 4.875%	2,700	133,568

		1,209,867

Total Convertible Preferred Stocks (Cost $7,548,278)		7,240,589

	Number of Warrants
Warrants 0.3%
Auto Manufacturers 0.3%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (k)	34,575	741,288
Strike Price $18.33 Expires 7/10/19 (k)	34,575	487,162

		1,228,450

Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/18/39 (f)(g)(h)(k)	11	0	(o)
Unsecured Debt Expires 12/18/16 (f)(g)(h)(k)	11	0	(o)

		0	(o)

Total Warrants (Cost $1,526,502)		1,228,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Short-Term Investment 8.6%
Repurchase Agreement 8.6%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $40,307,627 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $41,130,000 and a Market Value of $41,115,152)	$40,307,616	$40,307,616

Total Short-Term Investment (Cost $40,307,616)		40,307,616

Total Investments, Before Investments Sold Short (Cost $440,740,659) (r)	98.6%	461,721,282

Long-Term Bonds Sold Short (1.6%)
Corporate Bond Sold Short (1.6%)
Apparel (1.6%)
Levi Strauss & Co. 7.625%, due 5/15/20	(6,800,000)	(7,556,500)

Total Investments Sold Short (Proceeds $6,810,374)	(1.6)%	(7,556,500)

Total Investments, Net of Investments Sold Short (Cost $433,930,285)	97.0	454,164,782
Other Assets, Less Liabilities	3.0	14,117,034
Net Assets	100.0%	$468,281,816

	Contracts Long	Unrealized Appreciation (Depreciation) (p)
Futures Contracts (0.0%)‡
United States Treasury Bond June 2013 (30 Year) (q)	160	$937,100

Total Futures Contracts Long (Settlement Value $23,740,000)		937,100

	Contracts Short	Unrealized Appreciation (Depreciation) (p)
United States Treasury Notes June 2013 (10 Year) (q)	(130)	$(338,528)
United States Treasury Notes June 2013 (2 Year) (q)	(500)	(102,812)
United States Treasury Notes June 2013 (5 Year) (q)	(580)	(613,169)

Total Futures Contracts Short (Settlement Value $199,940,781)		(1,054,509)

Total Futures Contracts (Settlement Value $176,200,781)		$(117,409)

‡	Less than one-tenth of a percent.

(a)	Issue in default.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(c)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of April 30, 2013 is $6,688,048, which represents 1.4% of the Fund’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Step coupon—Rate shown is the rate in effect as of April 30, 2013.

(f)	Fair valued security—The total market value of these securities as of April 30, 2013 is $114,165, which represents less than one-tenth of a percent of the Fund’s net assets.

(g)	Illiquid security—The total market value of these securities as of April 30, 2013 is $377,748, which represents 0.1% of the Fund’s net assets.

(h)	Restricted security.

(i)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents less than one-tenth of a percent of the Fund’s net assets.

(j)	Security, or a portion thereof, which is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(O)).

(k)	Non-income producing security.

(l)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of April 30, 2013.

(m)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2013.

(n)	Interest on these securities is subject to alternative minimum tax.

(o)	Less than one dollar.

(p)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2013.

22	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(q)	As of April 30, 2013, cash in the amount of $294,500 is on deposit with a broker for futures transactions.

(r)	As of April 30, 2013, cost is $440,975,722 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$28,756,020
Gross unrealized depreciation	(8,010,460)

Net unrealized appreciation	$20,745,560

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

As of April 30, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased	Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	EUR 11,123,000	USD 14,483,258	USD	167,048
Pound Sterling vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	GBP 4,681,000	7,243,379		26,837

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold	Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	EUR 11,123,000	USD 14,483,481	USD	(166,825)
Euro vs. U.S. Dollar	6/27/13	JPMorgan Chase Bank	11,321,000	14,744,131		(170,454)
Pound Sterling vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	GBP 4,681,000	7,174,101		(96,116)
Pound Sterling vs. U.S. Dollar	6/27/13	JPMorgan Chase Bank	4,717,000	7,297,425		(27,154)
Net unrealized appreciation (depreciation) on foreign currency forward contracts					USD	(266,664)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$10,576,161	$—		$10,576,161
Convertible Bonds (b)	—	21,916,391	50		21,916,441
Corporate Bonds (c)	—	340,410,433	114,115		340,524,548
Foreign Bonds	—	9,436,825	—		9,436,825
Loan Assignments & Participations	—	23,707,244	—		23,707,244
Mortgage-Backed Securities	—	1,002,820	—		1,002,820
Municipal Bond	—	1,429,943	—		1,429,943
U.S. Government & Federal Agencies	—	74,081	—		74,081

Total Long-Term Bonds	—	408,553,898	114,165		408,668,063

Common Stocks	4,276,564	—	—		4,276,564
Convertible Preferred Stocks	7,240,589	—	—		7,240,589
Warrants (d)	1,228,450	—	0	(d)	1,228,450
Short-Term Investment
Repurchase Agreement	—	40,307,616	—		40,307,616

Total Investments in Securities	12,745,603	448,861,514	114,165		461,721,282

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	193,885	—		193,885
Futures Contracts Long (e)	937,100	—	—		937,100

Total Other Financial Instruments	937,100	193,885	—		1,130,985

Total Investments in Securities and Other Financial Instruments	$13,682,703	$449,055,399	$114,165		$462,852,267

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bond Sold Short
Corporate Bond Sold Short	$—	$(7,556,500)	$—	$(7,556,500)

Total Investments in Securities Sold Short	—	(7,556,500)	—	(7,556,500)

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	(460,549)	—	(460,549)
Futures Contracts Short (e)	(1,054,509)	—	—	(1,054,509)

Total Other Financial Instruments	(1,054,509)	(460,549)	—	(1,515,058)

Total Investments in Securities Sold Short and Other Financial Instruments	$(1,054,509)	$(8,017,049)	$—	$(9,071,558)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $2,640, $20,876 and $90,599 are held in Commercial Services, Entertainment and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013 (a)
Long-Term Bonds
Convertible Bonds
Internet	$50		$—	$—	$—	$—	$—	$—	$—	$50		$—
Corporate Bonds
Auto Manufacturers	1,137		—	—	(1,137)	—	—	—	—	—		—
Commercial Services	2,640		—	—	—	—	—	—	—	2,640		—
Entertainment	24,511		463	448	647	—	(5,193)	—	—	20,876		(463)
Retail	90,612		(54)	(55)	2,240	—	(2,144)	—	—	90,599		2,440
Common Stocks				—			—
Media	1,003		—	(31,487)	30,484	—	—	—	—	—		—
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$119,953		$409	$(31,094)	$32,234	$—	$(7,337)	$—	$—	$114,165		$1,977

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

24	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $440,740,659)	$461,721,282
Cash denominated in foreign currencies (identified cost $5,431,996)	5,497,421
Cash collateral on deposit at broker	294,500
Receivables:
Dividends and interest	6,608,215
Investment securities sold	2,790,619
Fund shares sold	2,641,263
Unrealized appreciation on foreign currency forward contracts	193,885
Other assets	61,883

Total assets	479,809,068

Liabilities
Investments sold short (proceeds $6,810,374)	7,556,500
Payables:
Investment securities purchased	1,688,089
Fund shares redeemed	617,055
Interest on investments sold short	239,086
Manager (See Note 3)	231,027
Broker fees and charges on short sales	169,806
NYLIFE Distributors (See Note 3)	126,118
Transfer agent (See Note 3)	69,495
Professional fees	30,357
Variation margin on futures contracts	18,281
Shareholder communication	16,494
Custodian	4,030
Trustees	894
Accrued expenses	2,697
Dividend payable	296,774
Unrealized depreciation on foreign currency forward contracts	460,549

Total liabilities	11,527,252

Net assets	$468,281,816

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$495,445
Additional paid-in capital	447,621,857

448,117,302
Distributions in excess of net investment income	(251,680)
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	496,990
Net unrealized appreciation (depreciation) on investments and futures contracts	20,863,214
Net unrealized appreciation (depreciation) on investments sold short	(746,126)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(197,884)

Net assets	$468,281,816

Investor Class
Net assets applicable to outstanding shares	$27,868,072

Shares of beneficial interest outstanding	2,927,661

Net asset value per share outstanding	$9.52
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share outstanding	$9.97

Class A
Net assets applicable to outstanding shares	$231,521,568

Shares of beneficial interest outstanding	24,489,204

Net asset value per share outstanding	$9.45
Maximum sales charge (4.50% of offering price)	0.45

Maximum offering price per share outstanding	$9.90

Class B
Net assets applicable to outstanding shares	$19,269,076

Shares of beneficial interest outstanding	2,046,138

Net asset value and offering price per share outstanding	$9.42

Class C
Net assets applicable to outstanding shares	$72,602,952

Shares of beneficial interest outstanding	7,715,298

Net asset value and offering price per share outstanding	$9.41

Class I
Net assets applicable to outstanding shares	$117,020,148

Shares of beneficial interest outstanding	12,366,208

Net asset value and offering price per share outstanding	$9.46

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$12,027,979
Dividends	206,773

Total income	12,234,752

Expenses
Manager (See Note 3)	1,301,568
Distribution/Service—Investor Class (See Note 3)	32,364
Distribution/Service—Class A (See Note 3)	258,239
Distribution/Service—Class B (See Note 3)	89,957
Distribution/Service—Class C (See Note 3)	320,699
Interest on investments sold short	258,520
Transfer agent (See Note 3)	217,698
Broker fees and charges on short sales	64,947
Registration	43,358
Professional fees	34,777
Shareholder communication	31,530
Custodian	14,109
Trustees	4,864
Miscellaneous	8,471

Total expenses	2,681,101

Net investment income (loss)	9,553,651

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	1,567,192
Futures transactions	(710,731)
Foreign currency transactions	183,507

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	1,039,968

Net change in unrealized appreciation (depreciation) on:
Investments	9,812,376
Investments sold short	(128,230)
Futures contracts	74,610
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(120,188)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts and foreign currency transactions	9,638,568

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions and foreign currency transactions	10,678,536

Net increase (decrease) in net assets resulting from operations	$20,232,187

26	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,553,651	$20,023,806
Net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	1,039,968	2,938,912
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	9,638,568	19,495,517

Net increase (decrease) in net assets resulting from operations	20,232,187	42,458,235

Dividends to shareholders:
From net investment income:
Investor Class	(573,609)	(1,099,420)
Class A	(4,779,503)	(9,264,000)
Class B	(336,985)	(684,741)
Class C	(1,202,454)	(2,334,598)
Class I	(2,604,984)	(7,148,524)

Total dividends to shareholders	(9,497,535)	(20,531,283)

Capital share transactions:
Net proceeds from sale of shares	107,254,575	150,767,499
Net asset value of shares issued to shareholders in reinvestment of dividends	7,565,413	16,294,896
Cost of shares redeemed	(62,017,822)	(204,697,285)

Increase (decrease) in net assets derived from capital share transactions	52,802,166	(37,634,890)

Net increase (decrease) in net assets	63,536,818	(15,707,938)

Net Assets
Beginning of period	404,744,998	420,452,936

End of period	$468,281,816	$404,744,998

Distributions in excess of net investment income at end of period	$(251,680)	$(307,796)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,					February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$9.28		$8.78	$9.12	$8.47	$7.20		$8.86

Net investment income (loss) (a)	0.22		0.44	0.43	0.52	0.40		0.29
Net realized and unrealized gain (loss) on investments	0.23		0.50	(0.32)	0.68	1.50		(1.77)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.05)	0.02		0.11

Total from investment operations	0.45		0.95	0.11	1.15	1.92		(1.37)

Less dividends and distributions:
From net investment income	(0.21)		(0.45)	(0.45)	(0.50)	(0.62)		(0.29)
Return of capital	—		—	—	—	(0.03)		—

Total dividends and distributions	(0.21)		(0.45)	(0.45)	(0.50)	(0.65)		(0.29)

Net asset value at end of period	$9.52		$9.28	$8.78	$9.12	$8.47		$7.20

Total investment return (b)	4.85	%(c)	10.98%	1.33%	13.97%	28.35%		(15.88	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.49	%††	4.89%	4.85%	5.93%	5.26%		5.07	% ††
Net expenses (excluding short sale expenses)	1.16	%††	1.19%	1.24%	1.41%	1.42%		1.40	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.31	%††	1.52%	1.42%	1.45%	1.70%		1.51	% ††
Short sale expenses	0.15	%††	0.33%	0.18%	—	—		—
Portfolio turnover rate	15%		25%	26%	80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$27,868		$24,551	$20,415	$16,654	$12,200		$9,990

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

28	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$9.22		$8.73	$9.06	$8.42	$7.16		$9.02

Net investment income (loss) (a)	0.23		0.45	0.45	0.54	0.41		0.44
Net realized and unrealized gain (loss) on investments	0.21		0.49	(0.31)	0.67	1.49		(1.96)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.05)	0.02		0.12

Total from investment operations	0.44		0.95	0.14	1.16	1.92		(1.40)

Less dividends and distributions:
From net investment income	(0.21)		(0.46)	(0.47)	(0.52)	(0.62)		(0.46)
Return of capital	—		—	—	—	(0.04)		—

Total dividends and distributions	(0.21)		(0.46)	(0.47)	(0.52)	(0.66)		(0.46)

Net asset value at end of period	$9.45		$9.22	$8.73	$9.06	$8.42		$7.16

Total investment return (b)	4.86	%(c)	11.26%	1.54%	14.19%	28.56%		(16.27%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.65	%††	5.08%	5.04%	6.19%	5.41%		5.13%
Net expenses (excluding short sale expenses)	1.00	%††	1.00%	1.03%	1.18%	1.27%		1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	1.15	%††	1.33%	1.22%	1.21%	1.37%		1.34%
Short sale expenses	0.15	%††	0.33%	0.19%	—	—		—
Portfolio turnover rate	15%		25%	26%	80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$231,522		$192,009	$169,649	$109,694	$60,555		$45,293

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$9.18		$8.70	$9.03	$8.39	$7.14		$8.99

Net investment income (loss) (a)	0.18		0.37	0.36	0.45	0.34		0.37
Net realized and unrealized gain (loss) on investments	0.23		0.48	(0.31)	0.68	1.48		(1.95)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.05)	0.02		0.12

Total from investment operations	0.41		0.86	0.05	1.08	1.84		(1.46)

Less dividends and distributions:
From net investment income	(0.17)		(0.38)	(0.38)	(0.44)	(0.56)		(0.39)
Return of capital	—		—	—	—	(0.03)		—

Total dividends and distributions	(0.17)		(0.38)	(0.38)	(0.44)	(0.59)		(0.39)

Net asset value at end of period	$9.42		$9.18	$8.70	$9.03	$8.39		$7.14

Total investment return (b)	4.52	%(c)	10.15%	0.59%	13.13%	27.35%		(16.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.74	%††	4.14%	4.10%	5.15%	4.54%		4.32%
Net expenses (excluding short sales expenses)	1.91	%††	1.94%	1.99%	2.16%	2.17%		2.11%
Expenses (including short sales expenses, before waiver/reimbursement)	2.06	%††	2.27%	2.16%	2.20%	2.46%		2.20%
Short sale expenses	0.15	%††	0.33%	0.17%	—	—		—
Portfolio turnover rate	15%		25%	26%	80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$19,269		$17,591	$16,754	$19,352	$19,176		$18,567

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

30	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$9.18		$8.69	$9.03	$8.39	$7.14		$8.99

Net investment income (loss) (a)	0.18		0.37	0.36	0.46	0.34		0.37
Net realized and unrealized gain (loss) on investments	0.22		0.49	(0.32)	0.67	1.48		(1.95)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.05)	0.02		0.12

Total from investment operations	0.40		0.87	0.04	1.08	1.84		(1.46)

Less dividends and distributions:
From net investment income	(0.17)		(0.38)	(0.38)	(0.44)	(0.56)		(0.39)
Return of capital	—		—	—	—	(0.03)		—

Total dividends and distributions	(0.17)		(0.38)	(0.38)	(0.44)	(0.59)		(0.39)

Net asset value at end of period	$9.41		$9.18	$8.69	$9.03	$8.39		$7.14

Total investment return (b)	4.53	%(c)	10.16%	0.48%	13.14%	27.36%		(16.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.73	%††	4.14%	4.09%	5.23%	4.50%		4.32%
Net expenses (excluding short sale expenses)	1.91	%††	1.94%	1.99%	2.16%	2.17%		2.11%
Expenses (including short sales expenses, before waiver/reimbursement)	2.06	%††	2.27%	2.19%	2.20%	2.45%		2.20%
Short sale expenses	0.15	%††	0.33%	0.20%	—	—		—
Portfolio turnover rate	15%		25%	26%	80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$72,603		$59,159	$50,280	$28,334	$12,948		$9,484

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$9.23		$8.73	$9.07	$8.42	$7.17		$9.02

Net investment income (loss) (a)	0.24		0.47	0.46	0.58	0.43		0.47
Net realized and unrealized gain (loss) on investments	0.22		0.51	(0.31)	0.66	1.48		(1.94)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	‡	0.01	(0.00)‡	(0.05)	0.02		0.11

Total from investment operations	0.46		0.99	0.15	1.19	1.93		(1.36)

Less dividends and distributions:
From net investment income	(0.23)		(0.49)	(0.49)	(0.54)	(0.64)		(0.49)
Return of capital	—		—	—	—	(0.04)		—

Total dividends and distributions	(0.23)		(0.49)	(0.49)	(0.54)	(0.68)		(0.49)

Net asset value at end of period	$9.46		$9.23	$8.73	$9.07	$8.42		$7.17

Total investment return (b)	5.10	%(c)	11.41%	1.79%	14.59%	28.78%		(15.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.90	%††	5.32%	5.20%	6.57%	5.75%		5.49%
Net expenses (excluding short sale expenses)	0.75	%††	0.76%	0.78%	0.92%	0.95%		0.96%
Expenses (including short sales expenses, before waiver/reimbursement)	0.90	%††	1.08%	1.02%	0.95%	1.12%		1.03%
Short sale expenses	0.15	%††	0.32%	0.24%	—	—		—
Portfolio turnover rate	15%		25%	26%	80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$117,020		$111,435	$163,356	$5,183	$319		$259

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

32	MainStay Unconstrained Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Unconstrained Bond Fund (formerly known as MainStay Flexible Bond Opportunities Fund (the “Fund”) a diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $114,165 that were fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize

34	MainStay Unconstrained Bond Fund

upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash

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Notes to Financial Statements (Unaudited) (continued)

equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as ‘‘variation margin.’’ When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(J)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2013, the Fund did not hold any unfunded commitments.

(K)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of April 30, 2013, the Fund did not hold any swap contracts.

(L)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the

36	MainStay Unconstrained Bond Fund

extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(O)  Securities Sold Short.  The Fund engages in sale of securities they do not own (“short sales”) as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, short positions held are reflected as liabilities and are marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends paid on short sales are recorded as expenses on the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected on the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(Q)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of

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Notes to Financial Statements (Unaudited) (continued)

1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(R)  Concentration of Risk.  The Fund may invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(S)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$1,228,450	$—	$1,228,450
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	—	—	937,100	937,100
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	193,885	—	—	193,885

Total Fair Value		$193,885	$1,228,450	$937,100	$2,359,435

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$—	$(1,054,509)	$(1,054,509)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(460,549)	—	—	(460,549)

Total Fair Value		$(460,549)	$—	$(1,054,509)	$(1,515,058)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

38	MainStay Unconstrained Bond Fund

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(710,731)	$(710,731)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	226,221	—	—	226,221

Total Realized Gain (Loss)		$226,221	$—	$(710,731)	$(484,510)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$304,606	$—	$304,606
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	74,610	74,610
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(183,226)	—	—	(183,226)

Total Change in Unrealized Appreciation (Depreciation)		$(183,226)	$304,606	$74,610	$195,990

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	69,172	—	69,172
Futures Contracts Long			160	160
Futures Contracts Short	—	—	(877)	(877)
Forward Contracts Long	$3,621,106	$—	$—	$3,621,106
Forward Contracts Short	$(24,864,274)	$—	$—	$(24,864,274)

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.   New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the

“Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to

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Notes to Financial Statements (Unaudited) (continued)

$20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $1,301,568.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $15,543 and $70,737, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $2, $3,127, $13,686, and $3,545, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$29,007
Class A	63,499
Class B	20,162
Class C	71,851
Class I	33,179

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$12,611,623	5.4%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $473,003 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$473	$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$20,531,283

40	MainStay Unconstrained Bond Fund

Note 5–Restricted Securities

As of April 30, 2013, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/Number of Warrants	Cost	4/30/13 Value		Percent of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	7/25/01	$504,238	8,348	50		0.0	‡
ION Media Networks, Inc. Warrant, Second Lien, Expires 12/18/39	12/20/10	11	—	0	(a)	0.0	‡
Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	11	34	0	(a)	0.0	‡
Total			$8,382	$50		0.0	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of U.S. government securities were $1,620 and $1,633, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $87,801 and $58,425, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	597,207	$5,623,415
Shares issued to shareholders in reinvestment of dividends	58,514	550,573
Shares redeemed	(291,335)	(2,744,788)

Net increase (decrease) in shares outstanding before conversion	364,386	3,429,200
Shares converted into Investor Class (See Note 1)	137,880	1,302,727
Shares converted from Investor Class (See Note 1)	(220,583)	(2,078,207)

Net increase (decrease)	281,683	$2,653,720

Year ended October 31, 2012:
Shares sold	645,626	$5,806,996
Shares issued to shareholders in reinvestment of dividends	117,500	1,052,185
Shares redeemed	(386,730)	(3,460,373)

Net increase (decrease) in shares outstanding before conversion	376,396	3,398,808
Shares converted into Investor Class (See Note 1)	267,436	2,409,801
Shares converted from Investor Class (See Note 1)	(322,045)	(2,917,361)

Net increase (decrease)	321,787	$2,891,248

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	5,299,346	$49,707,205
Shares issued to shareholders in reinvestment of dividends	401,701	3,752,641
Shares redeemed	(2,229,262)	(20,854,266)

Net increase (decrease) in shares outstanding before conversion	3,471,785	32,605,580
Shares converted into Class A (See Note 1)	246,605	2,307,439
Shares converted from Class A (See Note 1)	(62,063)	(584,635)

Net increase (decrease)	3,656,327	$34,328,384

Year ended October 31, 2012:
Shares sold	6,407,382	$57,237,916
Shares issued to shareholders in reinvestment of dividends	783,280	6,966,213
Shares redeemed	(6,213,341)	(55,242,568)

Net increase (decrease) in shares outstanding before conversion	977,321	8,961,561
Shares converted into Class A (See Note 1)	510,146	4,547,209
Shares converted from Class A (See Note 1)	(92,202)	(841,580)

Net increase (decrease)	1,395,265	$12,667,190

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	344,179	$3,210,289
Shares issued to shareholders in reinvestment of dividends	29,614	275,602
Shares redeemed	(141,897)	(1,319,106)

Net increase (decrease) in shares outstanding before conversion	231,896	2,166,785
Shares converted from Class B (See Note 1)	(101,573)	(947,324)

Net increase (decrease)	130,323	$1,219,461

Year ended October 31, 2012:
Shares sold	622,150	$5,562,910
Shares issued to shareholders in reinvestment of dividends	64,184	567,924
Shares redeemed	(332,778)	(2,938,588)

Net increase (decrease) in shares outstanding before conversion	353,556	3,192,246
Shares converted from Class B (See Note 1)	(364,335)	(3,198,069)

Net increase (decrease)	(10,779)	$(5,823)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,797,488	$16,779,615
Shares issued to shareholders in reinvestment of dividends	92,317	858,830
Shares redeemed	(622,264)	(5,802,337)

Net increase (decrease)	1,267,541	$11,836,108

Year ended October 31, 2012:
Shares sold	1,767,987	$15,711,137
Shares issued to shareholders in reinvestment of dividends	173,766	1,539,397
Shares redeemed	(1,279,580)	(11,345,180)

Net increase (decrease)	662,173	$5,905,354

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	3,396,271	$31,934,051
Shares issued to shareholders in reinvestment of dividends	227,534	2,127,767
Shares redeemed	(3,337,285)	(31,297,325)

Net increase (decrease)	286,520	$2,764,493

Year ended October 31, 2012:
Shares sold	7,440,219	$66,448,540
Shares issued to shareholders in reinvestment of dividends	696,110	6,169,177
Shares redeemed	(14,758,457)	(131,710,576)

Net increase (decrease)	(6,622,128)	$(59,092,859)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

42	MainStay Unconstrained Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Unconstrained Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

44	MainStay Unconstrained Bond Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	45

Proxy Voting Policies and Procedures

and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

46	MainStay Unconstrained Bond Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30090 MS175-13	MSUB10-06/13 NL016

MainStay Government Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an

e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.55 –0.06%	–2.52 2.08%	3.46 4.42%	3.34 3.82%	1.16 1.16%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–4.48 0.02	–2.36 2.24	3.62 4.57	3.42 3.89	1.02 1.02
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–5.36 –0.43	–3.65 1.32	3.30 3.65	3.07 3.07	1.91 1.91
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	–1.42 –0.43	0.33 1.32	3.63 3.63	3.06 3.06	1.91 1.91
Class I Shares[4]	No Sales Charge		0.14	2.47	4.88	4.30	0.77

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays U.S. Government Bond Index[5]	0.77%	2.50%	4.83%	4.57%
Morningstar Intermediate Government Category Average[6]	0.57	2.26	4.83	4.12

5.	The Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The Morningstar intermediate government category average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on total returns with all dividends and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$999.40	$5.85	$1,018.90	$5.91

Class A Shares	$1,000.00	$1,000.20	$5.11	$1,019.70	$5.16

Class B Shares	$1,000.00	$995.70	$9.55	$1,015.20	$9.64

Class C Shares	$1,000.00	$995.70	$9.55	$1,015.20	$9.64

Class I Shares	$1,000.00	$1,001.40	$3.87	$1,020.90	$3.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.18% for Investor Class, 1.03% for Class A, 1.93% for Class B and Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25

2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23

5.	Tennessee Valley Authority, 4.65%, due 6/15/35
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 6.00%, due 6/1/35 TBA

7.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

8.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 12/1/40

9.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

10.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

8	MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Louis N. Cohen and Steven H. Rich, PhD, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Government Fund returned –0.06% for Investor Class shares, 0.02% for Class A shares and –0.43% for Class B shares and Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 0.14%. All share classes underperformed the 0.57% return of the Morningstar1 intermediate government category average and the 0.77% return of the Barclays U.S. Government Bond Index,2 for the six months ended April 30, 2013. The Barclays U.S. Government Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was affected primarily by four factors during the reporting period—duration3 positioning, yield-curve4 posture, sector weightings and issue selection.

The Fund’s largest sector allocation was to agency mortgage pass-through securities.5 The average duration of agency mortgage pass-through is 3.7 years. This is shorter than the 5.2 year average duration of the Barclays U.S. Government Bond Index, which measures a collection of U.S. Treasury securities and agency debentures. The duration of agency mortgage pass-through securities usually lies in the two- to seven-year range, while the duration of securities in the Barclays U.S. Government Bond Index spans the breath of the yield curve. The Fund’s shorter duration left the Fund less sensitive to changes in U.S. Treasury yields, which hurt relative performance as U.S. Treasury yields fell during the reporting period. Peer funds with longer durations would have had an advantage relative to the Fund.

The yield spread6 between the two-year and 30-year benchmark points on the U.S. Treasury yield curve widened during the reporting period. Because the Fund emphasized intermediate-term maturities, it benefited from the curve reshaping in relation to peer funds more concentrated in longer-duration securities.

The Fund’s allocation to agency mortgage pass-through securities imparted a yield advantage over lower-yielding government-related securities, such as U.S. Treasury securities and agency debentures. This effect was a positive contributor to the Fund’s absolute return during the reporting period. Agency mortgage pass-through securities, however, underperformed comparable-duration U.S. Treasury securities during the reporting period. As a result, peer funds with less exposure to mortgages than the Fund would have benefited. Since the Barclays U.S. Government Bond Index does not contain mortgage exposure, the Fund’s mortgage-sector holdings detracted from relative performance.

Mortgage pass-through securities underperformed U.S. Treasury securities largely because of three factors. First, the looming possibility that the Federal Reserve might taper its mortgage purchase program might cause the mortgage sector to lose a key source of incremental demand. Second, the mortgage sector faced high dollar prices at the beginning of the reporting period, which presented investors with the risk that prepayments might be returned at a lower price of par. Third, new government policies to assist homeowners whose loans exceed their respective home values could lower refinancing barriers and raise prepayment rates. This is especially true among higher-coupon mortgage pass-through securities, where eligible underwater loans are concentrated.

Issue selection overall also hampered the Fund’s results during the reporting period. The Fund’s mortgage allocation was focused on mortgage-backed securities issued by Fannie Mae and Freddie Mac and de-emphasized securities issued by Ginnie Mae. Relative to its peers, the Fund may have been underweight Ginnie Mae issues. Such positioning detracted from relative performance, as the possibility of Japanese investors looking overseas for better yields buoyed the prospects of Ginnie Mae securities and led them to outperform Fannie Mae and Freddie Mac issues during the reporting period.

For some time now, we have emphasized call protection when purchasing mortgage-backed securities for the Fund. We sought to moderate the impact of prepayments in a low interest-rate environment by owning securities with limited borrower incentives to refinance. This included securities backed by 15-year loan terms, securities backed by lower-balance mortgages, and securities backed by newer-production lower-rate loans. In securitizations of higher-rate loans, we focused attention on mortgages originated in 2003 and earlier, where elevated loan-to-value ratios may have limited refinancing incentives. However, this

1.	See footnote on page 6 for more information on the Morningstar intermediate government category average.
2.	See footnote on page 6 for more information on the Barclays U.S. Government Bond Index.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	Mortgage pass-through securities (also referred to as mortgage pass-throughs) consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or an investment bank to investors.
6.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The term may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com	9

strategy detracted during the reporting period, as mortgage-backed securities with call protection tended to underperform securities with generic mortgage collateral. With U.S. Treasury and mortgage rates more stable than they had been during prior periods, the market reduced the value it placed on call protection.

Low turnover helped the Fund relative to its peers by limiting transaction costs. We also sought to preserve yield by keeping the Fund nearly fully invested and avoiding large cash balances.

What was the Fund’s duration strategy during the reporting period?

The Fund normally maintains an intermediate duration between 3.5 and 4.5 years. At the end of the reporting period, the Fund’s duration was 3.7 years. The duration of the Barclays U.S. Government Bond Index was 1.5 years longer. The Fund’s shorter duration hampered its results during a period of declining U.S. Treasury yields.

The durations of mortgage-backed securities usually shorten as mortgage rates follow U.S. Treasury yields lower, and refinancings tend to accelerate in response to the lower yields. We often allow the Fund’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasury securities. Given the vagaries of U.S. Treasury yields, this approach typically avoids the need to swiftly react to rate changes and then reverse the trade should U.S. Treasury yields abruptly turn around.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund emphasized agency mortgage pass-throughs because we believed that they offered better relative value than comparable-duration U.S. Treasury securities or agency debentures. Working to the sector’s advantage were attractive yields relative to duration-equivalent U.S. Treasury securities. Balanced supply and demand technicals also helped the performance of agency mortgage pass-throughs. Our emphasis on this sector introduced incremental yield to the Fund, and it also positioned the Fund to benefit should the yield spread between mortgage-backed securities and comparable-duration U.S. Treasury securities compress.

Most of the Fund’s residential mortgage exposure was held through mortgage pass-throughs rather than collateralized mortgage obligations (CMOs). We believed that the compensation demanded by the market for the better convexity7 of CMOs was excessive as long as U.S. Treasury yields remained range-bound.

The Fund maintained a limited allocation to lower-coupon mortgage pass-through securities. These tend to be the securities in the sector with the longest duration, and thus their performance could slow meaningfully should U.S. Treasury and mortgage rates begin to rise. Similarly, we de-emphasized Ginnie Mae securities on valuation concerns because the price differential between Ginnie Mae and Fannie Mae pass-through securities exceeded historical norms during the reporting period.

We maintained the Fund’s moderate exposure to credit risk as a secondary driver of Fund performance for two reasons. First, we believed that the prospects of the credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero. Second, we felt that relatively low interest rates would probably spark healthy demand for higher-yielding products. The Fund ended the period with a 12% allocation to non-government-related securities.

During the reporting period, which market segments were the strongest contributors to the Fund’s performance and which market segments were particularly weak?

Agency mortgage pass-throughs collateralized by loans less apt to refinance were the best performers during the reporting period. Lower-balance loans often provide a measure of call protection, because the lower balance limits the borrower’s incentive to refinance. Mortgage pass-through securities whose durations are longer than average, such as newer-production lower-coupon securities, also performed well as U.S. Treasury yields declined. Among the Fund’s non-government-related assets, commercial mortgage-backed securities had the best performance because investors were attracted to their higher yields.

During the reporting period, the Fund’s weakest performers were higher-coupon agency mortgage pass-through securities. Prices for these securities softened on concern that government policies would reduce refinancing barriers. Securities issued by the Tennessee Valley Authority were also weak performers, as their prices softened when a proposal to divest the government’s ownership of the utility emerged in the 2014 budget proposal from the White House.

How did the Fund’s sector weightings change during the reporting period?

The Fund’s sector weightings remained relatively stable during the reporting period. The bulk of our trading activity focused on keeping the Fund fully invested by reinvesting principal payments from the Fund’s mortgage securities. With the new

7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

10	MainStay Government Fund

purchases, we emphasized mortgage securities whose underlying loans were less likely to be refinanced. We also undertook several mortgage dollar rolls8 for security types in which the Fund maintains exposure in generic pools of mortgage loans rather than in specified pools. A small rotation trade using principal runoff from commercial mortgage-backed securities to purchase agency mortgage pass-through securities modestly increased the Fund’s exposure to residential mortgage-backed securities during the reporting period.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund held underweight positions relative to the Barclays U.S. Government Index in U.S. Treasury

securities and agency debentures and an overweight position in agency mortgage pass-throughs. As of the same date, the Fund also held modestly overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities.

The majority of the Fund’s assets have durations between two and seven years. To maintain a duration of close to four years, about 3% of the Fund’s total net assets were invested in longer-duration agency debentures. This position helped balance the Fund’s allocation to shorter-duration securities. The shorter-duration investments consisted mostly of seasoned mortgage-backed securities.

8.	A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund will maintain liquid assets having a value not less than the repurchase price. Mortgage dollar roll transactions involve certain risks, including the risk that the mortgage-backed security returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 98.8%† Asset-Backed Securities 1.3%
Utilities 1.3%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	$2,525,000	$3,049,420
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A 6.53%, due 6/1/15	196,666	197,723

Total Asset-Backed Securities (Cost $2,749,332)		3,247,143

Corporate Bonds 6.2%
Agriculture 1.0%
Altria Group, Inc.
2.85%, due 8/9/22	1,110,000	1,107,729
9.70%, due 11/10/18	1,149,000	1,610,764

		2,718,493

Auto Manufacturers 0.6%
DaimlerChrysler North America LLC 6.50%, due 11/15/13	1,420,000	1,465,623

Electric 1.2%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,030,000	3,047,407

Pipelines 1.0%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	2,300,000	2,715,796

Real Estate Investment Trusts 1.1%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,150,000	2,193,000
ProLogis, L.P. 7.375%, due 10/30/19	600,000	756,703

		2,949,703

Telecommunications 1.3%
Crown Castle Towers LLC 4.883%, due 8/15/20 (a)	2,900,000	3,346,983

Total Corporate Bonds (Cost $15,237,225)		16,244,005

	Principal Amount	Value

Mortgage-Backed Securities 4.6%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.0%
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	$1,970,000	$2,168,633
CD 2006-CD3 Mortgage Trust Series 2006-CD3, Class A5 5.617%, due 10/15/48	710,000	800,177
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,451,458	1,696,695
DBUBS Mortgage Trust Series 2011-LC2A, Class A2 3.386%, due 7/10/44 (a)	520,000	557,126
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	620,000	742,541
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,000,000	1,025,997
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C4, Class A3
4.106%, due 7/15/46 (a)	1,055,000	1,181,014
Series 2007-CB20, Class A3
5.819%, due 2/12/51	600,000	622,466
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (b)	748,550	757,737
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (a)	800,000	840,550

		10,392,936

Residential Mortgages (Collateralized Mortgage Obligations) 0.6%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.95%, due 8/25/36 (c)	501,515	462,467
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.62%, due 2/25/42 (a)(b)(d)	1,337,239	1,119,938

		1,582,405

Total Mortgage-Backed Securities (Cost $11,634,202)		11,975,341

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

12	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies 86.7%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/1/35 (e)	$602,183	$70,234
Series 361, Class 2, IO 6.00%, due 10/1/35 (e)	117,705	16,560

		86,794

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 19.6%
2.375%, due 1/13/22	2,250,000	2,365,792
2.375%, due 6/1/35 (b)	335,012	358,993
2.413%, due 2/1/37 (b)	96,192	102,993
2.50%, due 3/1/35 (b)	54,156	57,632
3.50%, due 10/1/25	801,812	860,438
3.50%, due 11/1/25	4,299,864	4,619,103
4.00%, due 3/1/25	2,386,013	2,573,613
4.00%, due 7/1/25	728,068	779,055
4.00%, due 8/1/31	278,154	299,852
4.00%, due 8/1/39	471,221	523,663
♦4.00%, due 12/1/40	4,375,262	4,828,575
♦4.00%, due 2/1/41	7,091,008	7,795,961
♦4.00%, due 3/1/41	8,341,669	9,212,657
4.00%, due 4/1/41	766,891	835,222
4.00%, due 1/1/42	3,779,007	4,173,589
4.00%, due 12/1/42	992,384	1,094,142
4.50%, due 3/1/41	1,255,839	1,399,432
4.50%, due 8/1/41	1,782,157	1,959,764
5.00%, due 1/1/20	237,092	252,246
5.00%, due 6/1/33	1,093,366	1,180,151
5.00%, due 8/1/33	927,889	1,002,790
5.00%, due 5/1/36	951,522	1,022,087
5.00%, due 10/1/39	1,470,321	1,638,633
5.50%, due 1/1/21	654,182	705,942
5.50%, due 11/1/35	777,311	866,534
5.50%, due 11/1/36	210,806	234,674
6.50%, due 4/1/37	183,832	209,447

		50,952,980

Federal National Mortgage Association (Mortgage Pass-Through Securities) 51.0%
2.207%, due 11/1/34 (b)	312,312	332,063
2.732%, due 4/1/34 (b)	562,717	590,247
3.00%, due 10/1/32	1,340,501	1,416,009
3.50%, due 11/1/20	3,728,335	3,963,910
3.50%, due 10/1/25	1,824,646	1,966,736
♦3.50%, due 11/1/25	12,502,133	13,481,005
3.50%, due 11/1/32	977,687	1,050,632
3.50%, due 2/1/41	3,236,035	3,451,181
3.50%, due 11/1/41	3,110,254	3,352,028
3.50%, due 12/1/41	379,631	408,251
3.50%, due 1/1/42	2,445,433	2,641,641

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
3.50%, due 3/1/42	$2,718,124	$2,898,837
3.50%, due 8/1/42	1,843,270	1,974,459
3.50%, due 12/1/42	991,145	1,068,191
3.50%, due 2/1/43	1,494,628	1,610,812
4.00%, due 9/1/31	2,860,415	3,084,081
4.00%, due 2/1/41	1,167,671	1,292,546
4.00%, due 3/1/41	3,123,626	3,467,439
4.00%, due 10/1/41	756,147	839,375
4.00%, due 3/1/42	2,047,095	2,257,062
4.00%, due 4/1/42	957,293	1,055,481
4.00%, due 6/1/42	2,332,908	2,570,003
4.00%, due 7/1/42	2,237,099	2,464,457
4.50%, due 7/1/18	3,087,900	3,320,643
4.50%, due 11/1/18	1,985,855	2,135,533
4.50%, due 6/1/23	1,121,764	1,203,860
4.50%, due 6/1/39	3,886,542	4,334,075
4.50%, due 7/1/39	3,186,365	3,576,913
4.50%, due 8/1/39	2,242,470	2,508,215
4.50%, due 9/1/40	2,140,673	2,403,052
4.50%, due 12/1/40	3,251,940	3,573,291
♦4.50%, due 1/1/41	4,817,970	5,408,501
4.50%, due 2/1/41	1,169,585	1,308,188
4.50%, due 8/1/41	1,332,738	1,468,815
5.00%, due 9/1/17	954,014	1,026,619
5.00%, due 9/1/20	74,158	79,663
5.00%, due 11/1/33	1,091,330	1,189,154
5.00%, due 6/1/35	1,065,297	1,159,454
5.00%, due 10/1/35	480,033	521,718
5.00%, due 1/1/36	252,851	274,811
5.00%, due 2/1/36	1,814,100	1,971,643
5.00%, due 5/1/36	1,246,195	1,354,419
5.00%, due 6/1/36	266,030	288,052
5.00%, due 9/1/36	324,562	352,749
5.00%, due 3/1/40	2,165,344	2,419,032
5.00%, due 2/1/41	3,533,099	3,991,194
5.50%, due 1/1/17	63,288	67,689
5.50%, due 2/1/17	1,448,648	1,547,043
5.50%, due 6/1/19	914,226	996,097
5.50%, due 11/1/19	992,876	1,081,790
5.50%, due 4/1/21	1,446,734	1,576,292
5.50%, due 6/1/33	3,294,232	3,615,742
5.50%, due 11/1/33	1,875,295	2,058,320
5.50%, due 12/1/33	2,251,784	2,471,553
5.50%, due 6/1/34	535,409	589,002
5.50%, due 12/1/34	219,620	241,604
5.50%, due 3/1/35	924,459	1,016,995
5.50%, due 12/1/35	249,295	272,691
5.50%, due 4/1/36	815,243	891,751
5.50%, due 9/1/36	246,049	270,063
5.50%, due 7/1/37	404,226	453,152

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 12/1/16	$117,121	$123,989
6.00%, due 11/1/32	552,843	618,131
6.00%, due 1/1/33	396,569	445,385
6.00%, due 3/1/33	514,891	578,271
6.00%, due 9/1/34	179,801	200,080
♦6.00%, due 6/1/35 TBA (f)	5,300,000	5,792,735
6.00%, due 9/1/35	1,439,534	1,598,501
6.00%, due 10/1/35	470,503	528,723
6.00%, due 6/1/36	631,126	691,459
6.00%, due 11/1/36	1,077,899	1,201,893
6.00%, due 4/1/37	220,071	238,357
6.50%, due 10/1/31	289,674	331,586
6.50%, due 2/1/37	114,241	135,943

		132,740,877

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.4%
4.00%, due 7/15/39	882,582	967,831
4.00%, due 9/20/40	3,267,710	3,682,394
4.00%, due 11/20/40	341,759	385,130
4.00%, due 1/15/41	3,178,673	3,484,710
♦4.00%, due 10/15/41	4,189,163	4,673,654
♦4.50%, due 5/20/40	4,203,724	4,654,412
5.00%, due 2/20/41	1,021,643	1,137,569
5.50%, due 1/1/36 TBA (f)	2,950,000	3,226,562
6.00%, due 8/15/32	618,881	705,216
6.00%, due 12/15/32	358,796	410,657
6.50%, due 8/15/28	235,068	274,748
6.50%, due 4/15/31	601,433	700,948

		24,303,831

♦Overseas Private Investment Corporation 2.7%
5.142%, due 12/15/23	5,934,823	6,930,537

Tennessee Valley Authority 4.0%
♦4.65%, due 6/15/35	5,605,000	6,618,294
6.25%, due 12/15/17	2,980,000	3,704,224

		10,322,518

Total U.S. Government & Federal Agencies (Cost $211,479,076)		225,337,537

Total Long-Term Bonds (Cost $241,099,835)		256,804,026

	Principal Amount	Value
Short-Term Investment 5.1%
Repurchase Agreement 5.1%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $13,341,510 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $13,700,000 and a Market Value of $13,611,882)	$13,341,506	$13,341,506

Total Short-Term Investment (Cost $13,341,506)		13,341,506

Total Investments (Cost $254,441,341) (g)	103.9%	270,145,532
Other Assets, Less Liabilities	(3.9)	(10,087,576)
Net Assets	100.0%	$260,057,956

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(c)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2013.

(d)	Illiquid security—The total market value of this security as of April 30, 2013 is $1,119,938, which represents 0.4% of the Fund’s net assets.

(e)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities as of April 30, 2013 is $9,019,297, which represents 3.5% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.

(g)	As of April 30, 2013, cost is $254,441,341 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$16,062,192
Gross unrealized depreciation	(358,001)

Net unrealized appreciation	$15,704,191

14	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$3,247,143	$—	$3,247,143
Corporate Bonds	—	16,244,005	—	16,244,005
Mortgage-Backed Securities	—	11,975,341	—	11,975,341
U.S. Government & Federal Agencies	—	225,337,537	—	225,337,537

Total Long-Term Bonds	—	256,804,026	—	256,804,026

Short-Term Investment
Repurchase Agreement	—	13,341,506	—	13,341,506

Total Investments in Securities	$—	$270,145,532	$—	$270,145,532

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

During the period ended April 30, 2013, certain mortgage-backed securities with a total value of $1,101,621 transferred from Level 3 to Level 2. The transfer occurred as of a result of the mortgage-backed security being valued by an independent pricing service using obervable inputs. The valuation of the mortgage-backed security was obtained by methods deemed in good faith by the Fund’s Valuation Committee as of October 31, 2012 utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgage (Collateralized Mortgage Obligation)
	$1,101,621	$—	$—	$—	$—	$—	$—	$(1,101,621)	$—	$—

Total	$1,101,621	$—	$—	$—	$—	$—	$—	$(1,101,621)	$—	$—

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $254,441,341)	$270,145,532
Receivables:
Interest	1,093,669
Fund shares sold	96,035
Investment securities sold	7,025
Other assets	42,506

Total assets	271,384,767

Liabilities
Payables:
Investment securities purchased	10,646,620
Fund shares redeemed	274,670
Transfer agent (See Note 3)	123,502
Manager (See Note 3)	104,453
NYLIFE Distributors (See Note 3)	77,095
Professional fees	28,209
Shareholder communication	22,088
Custodian	2,573
Trustees	803
Accrued expenses	2,482
Dividend payable	44,316

Total liabilities	11,326,811

Net assets	$260,057,956

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$292,345
Additional paid-in capital	243,314,542

243,606,887
Distributions in excess of net investment income	(60,541)
Accumulated net realized gain (loss) on investments	807,419
Net unrealized appreciation (depreciation) on investments	15,704,191

Net assets	$260,057,956

Investor Class
Net assets applicable to outstanding shares	$55,462,074

Shares of beneficial interest outstanding	6,217,010

Net asset value per share outstanding	$8.92
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.34

Class A
Net assets applicable to outstanding shares	$162,631,405

Shares of beneficial interest outstanding	18,297,852

Net asset value per share outstanding	$8.89
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.31

Class B
Net assets applicable to outstanding shares	$18,934,336

Shares of beneficial interest outstanding	2,130,871

Net asset value and offering price per share outstanding	$8.89

Class C
Net assets applicable to outstanding shares	$19,233,066

Shares of beneficial interest outstanding	2,165,471

Net asset value and offering price per share outstanding	$8.88

Class I
Net assets applicable to outstanding shares	$3,797,075

Shares of beneficial interest outstanding	423,254

Net asset value and offering price per share outstanding	$8.97

16	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$4,351,730

Expenses
Manager (See Note 3)	786,361
Distribution/Service—Investor Class (See Note 3)	70,190
Distribution/Service—Class A (See Note 3)	207,989
Distribution/Service—Class B (See Note 3)	101,156
Distribution/Service—Class C (See Note 3)	119,455
Transfer agent (See Note 3)	355,082
Registration	36,960
Professional fees	30,144
Shareholder communication	26,144
Custodian	8,990
Trustees	3,273
Miscellaneous	6,830

Total expenses before waiver/reimbursement	1,752,574
Expense waiver/reimbursement from Manager (See Note 3)	(120,167)

Net expenses	1,632,407

Net investment income (loss)	2,719,323

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	807,635
Net change in unrealized appreciation (depreciation) on investments	(3,899,568)

Net realized and unrealized gain (loss) on investments	(3,091,933)

Net increase (decrease) in net assets resulting from operations	$(372,610)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,719,323	$6,699,419
Net realized gain (loss) on investments	807,635	1,112,552
Net change in unrealized appreciation (depreciation) on investments	(3,899,568)	5,113,508

Net increase (decrease) in net assets resulting from operations	(372,610)	12,925,479

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(587,811)	(1,402,870)
Class A	(1,877,095)	(4,505,357)
Class B	(136,864)	(386,316)
Class C	(157,900)	(479,756)
Class I	(57,544)	(123,869)

	(2,817,214)	(6,898,168)

From net realized gain on investments:
Investor Class	(199,691)	(160,179)
Class A	(601,802)	(479,452)
Class B	(75,459)	(69,111)
Class C	(94,570)	(81,368)
Class I	(19,247)	(10,359)

	(990,769)	(800,469)

Total dividends and distributions to shareholders	(3,807,983)	(7,698,637)

Capital share transactions:
Net proceeds from sale of shares	9,304,951	45,617,984
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	3,399,581	6,706,090
Cost of shares redeemed	(35,941,672)	(64,943,577)

Increase (decrease) in net assets derived from capital share transactions	(23,237,140)	(12,619,503)

Net increase (decrease) in net assets	(27,417,733)	(7,392,661)

Net Assets
Beginning of period	287,475,689	294,868,350

End of period	$260,057,956	$287,475,689

Undistributed (distributions in excess of) net investment income at end of period	$(60,541)	$37,350

18	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.05		$8.90	$9.03	$8.75	$8.16	$8.41

Net investment income (loss) (a)	0.09		0.21	0.23	0.21	0.26	0.22
Net realized and unrealized gain (loss) on investments	(0.10)		0.17	(0.00)‡	0.28	0.59	(0.26)

Total from investment operations	(0.01)		0.38	0.23	0.49	0.85	(0.04)

Less dividends and distributions:
From net investment income	(0.09)		(0.21)	(0.27)	(0.21)	(0.26)	(0.21)
From net realized gain on investments	(0.03)		(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.12)		(0.23)	(0.36)	(0.21)	(0.26)	(0.21)

Net asset value at end of period	$8.92		$9.05	$8.90	$9.03	$8.75	$8.16

Total investment return (b)	(0.06	%)(c)	4.42%	2.73%	5.67%	10.67%	(0.57	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.03	% ††	2.32%	2.61%	2.37%	2.99%	3.89	% ††
Net expenses	1.18	% ††	1.17%	1.17%	1.15%	1.04%	1.07	% ††
Expenses (before waiver/reimbursement)	1.27	% ††	1.28%	1.31%	1.32%	1.34%	1.38	% ††
Portfolio turnover rate (d)	16%		37%	62%	132%	103%	51%
Net assets at end of period (in 000’s)	$55,462		$57,666	$59,533	$62,350	$63,591	$61,147

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16%, 43%, 19%, 45% and 43% for the sixth months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.02		$8.86	$9.00	$8.72	$8.13	$8.21

Net investment income (loss) (a)	0.10		0.22	0.24	0.22	0.27	0.33
Net realized and unrealized gain (loss) on investments	(0.10)		0.19	(0.01)	0.28	0.59	(0.07)

Total from investment operations	(0.00	)‡	0.41	0.23	0.50	0.86	0.26

Less dividends and distributions:
From net investment income	(0.10)		(0.23)	(0.28)	(0.22)	(0.27)	(0.34)
From net realized gain on investments	(0.03)		(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.13)		(0.25)	(0.37)	(0.22)	(0.27)	(0.34)

Net asset value at end of period	$8.89		$9.02	$8.86	$9.00	$8.72	$8.13

Total investment return (b)	0.02	%(c)	4.70%	2.76%	5.81%	10.71%	3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18	%††	2.46%	2.74%	2.49%	3.11%	4.00%
Net expenses	1.03	%††	1.03%	1.03%	1.03%	0.92%	0.97%
Expenses (before waiver/reimbursement)	1.12	%††	1.14%	1.17%	1.20%	1.21%	1.28%
Portfolio turnover rate (d)	16%		37%	62%	132%	103%	51%
Net assets at end of period (in 000’s)	$162,631		$174,621	$176,253	$187,828	$187,771	$182,621

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16%, 43%, 19%, 45% and 43% for the sixth months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

20	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.02		$8.86	$9.00	$8.71	$8.13	$8.20

Net investment income (loss) (a)	0.06		0.14	0.16	0.14	0.19	0.26
Net realized and unrealized gain (loss) on investments	(0.10)		0.19	(0.00)‡	0.29	0.59	(0.06)

Total from investment operations	(0.04)		0.33	0.16	0.43	0.78	0.20

Less dividends and distributions:
From net investment income	(0.06)		(0.15)	(0.21)	(0.14)	(0.20)	(0.27)
From net realized gain on investments	(0.03)		(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.09)		(0.17)	(0.30)	(0.14)	(0.20)	(0.27)

Net asset value at end of period	$8.89		$9.02	$8.86	$9.00	$8.71	$8.13

Total investment return (b)	(0.43	%)(c)	3.77%	1.85%	5.02%	9.62%	2.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.28	% ††	1.57%	1.85%	1.62%	2.24%	3.18%
Net expenses	1.93	% ††	1.92%	1.92%	1.90%	1.79%	1.79%
Expenses (before waiver/reimbursement)	2.02	% ††	2.03%	2.06%	2.07%	2.09%	2.10%
Portfolio turnover rate (d)	16%		37%	62%	132%	103%	51%
Net assets at end of period (in 000’s)	$18,934		$21,826	$25,644	$36,859	$45,178	$51,826

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16%, 43%, 19%, 45% and 43% for the sixth months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.01		$8.86	$9.00	$8.71	$8.12	$8.20

Net investment income (loss) (a)	0.06		0.14	0.16	0.14	0.19	0.26
Net realized and unrealized gain (loss) on investments	(0.10)		0.18	(0.00)‡	0.29	0.60	(0.07)

Total from investment operations	(0.04)		0.32	0.16	0.43	0.79	0.19

Less dividends and distributions:
From net investment income	(0.06)		(0.15)	(0.21)	(0.14)	(0.20)	(0.27)
From net realized gain on investments	(0.03)		(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.09)		(0.17)	(0.30)	(0.14)	(0.20)	(0.27)

Net asset value at end of period	$8.88		$9.01	$8.86	$9.00	$8.71	$8.12

Total investment return (b)	(0.43	%)(c)	3.66%	1.85%	5.02%	9.75%	2.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26	% ††	1.57%	1.86%	1.62%	2.23%	3.16%
Net expenses	1.93	% ††	1.92%	1.92%	1.90%	1.80%	1.80%
Expenses (before waiver/reimbursement)	2.02	% ††	2.03%	2.06%	2.07%	2.09%	2.11%
Portfolio turnover rate (d)	16%		37%	62%	132%	103%	51%
Net assets at end of period (in 000’s)	$19,233		$27,610	$29,441	$33,523	$32,659	$25,967

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16%, 43%, 19%, 45% and 43% for the sixth months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

22	MainStay Government Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$9.10		$8.94	$9.08	$8.79	$8.19	$8.26

Net investment income (loss) (a)	0.11		0.24	0.26	0.24	0.30	0.35
Net realized and unrealized gain (loss) on investments	(0.10)		0.19	(0.00)‡	0.29	0.61	(0.04)

Total from investment operations	0.01		0.43	0.26	0.53	0.91	0.31

Less dividends and distributions:
From net investment income	(0.11)		(0.25)	(0.31)	(0.24)	(0.31)	(0.38)
From net realized gain on investments	(0.03)		(0.02)	(0.09)	—	—	—

Total dividends and distributions	(0.14)		(0.27)	(0.40)	(0.24)	(0.31)	(0.38)

Net asset value at end of period	$8.97		$9.10	$8.94	$9.08	$8.79	$8.19

Total investment return (b)	0.14	%(c)	4.92%	2.99%	6.14%	11.21%	3.68%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.41	%††	2.69%	2.99%	2.74%	3.52%	4.24%
Net expenses	0.78	%††	0.78%	0.78%	0.78%	0.51%	0.40%
Expenses (before waiver/reimbursement)	0.87	%††	0.89%	0.92%	0.95%	0.97%	0.99%
Portfolio turnover rate (d)	16%		37%	62%	132%	103%	51%
Net assets at end of period (in 000’s)	$3,797		$5,753	$3,998	$4,284	$1,746	$1,332

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 6%, 16%, 43%, 19%, 45% and 43% for the sixth months ended April 30, 2013, and for the years ended October 31, 2012, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Government Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via tele-

conference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

24	MainStay Government Fund

inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obliga-

tion. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(J)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that

26	MainStay Government Fund

may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of its average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

Additionally, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that the management fee does not exceed 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.58% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets. The fund accounting fee was discontinued February 28, 2013.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $786,361 and waived its fees and/or reimbursed expenses in the amount of $120,167.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $4,801 and $5,549, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $39, $2,477, $17,194, and $428, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$100,135
Class A	171,479
Class B	36,070
Class C	42,562
Class I	4,836

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$6,898,168
Long-Term Capital Gain	800,469
Total	$7,698,637

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of U.S. government securities were $41,425 and $60,944, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $2,149 and $8,455, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	167,261	$1,498,232
Shares issued to shareholders in reinvestment of dividends and distributions	83,943	751,542
Shares redeemed	(501,113)	(4,480,723)

Net increase (decrease) in shares outstanding before conversion	(249,909)	(2,230,949)
Shares converted into Investor Class (See Note 1)	192,998	1,720,928
Shares converted from Investor Class (See Note 1)	(95,485)	(853,207)

Net increase (decrease)	(152,396)	$(1,363,228)

Year ended October 31, 2012:
Shares sold	412,800	$3,701,825
Shares issued to shareholders in reinvestment of dividends and distributions	165,025	1,479,583
Shares redeemed	(979,647)	(8,792,514)

Net increase (decrease) in shares outstanding before conversion	(401,822)	(3,611,106)
Shares converted into Investor Class (See Note 1)	426,787	3,827,336
Shares converted from Investor Class (See Note 1)	(347,894)	(3,123,154)

Net increase (decrease)	(322,929)	$(2,906,924)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	439,028	$3,914,833
Shares issued to shareholders in reinvestment of dividends and distributions	248,554	2,217,517
Shares redeemed	(1,850,352)	(16,505,818)

Net increase (decrease) in shares outstanding before conversion	(1,162,770)	(10,373,468)
Shares converted into Class A (See Note 1)	164,901	1,468,701
Shares converted from Class A (See Note 1)	(61,980)	(550,379)

Net increase (decrease)	(1,059,849)	$(9,455,146)

28	MainStay Government Fund

Class A	Shares	Amount
Year ended October 31, 2012:
Shares sold	2,981,393	$26,634,948
Shares issued to shareholders in reinvestment of dividends and distributions	486,925	4,350,002
Shares redeemed	(4,423,774)	(39,645,645)

Net increase (decrease) in shares outstanding before conversion	(955,456)	(8,660,695)
Shares converted into Class A (See Note 1)	554,513	4,951,502
Shares converted from Class A (See Note 1)	(124,452)	(1,117,443)

Net increase (decrease)	(525,395)	$(4,826,636)

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	170,828	$1,520,373
Shares issued to shareholders in reinvestment of dividends and distributions	20,988	187,387
Shares redeemed	(280,281)	(2,495,465)

Net increase (decrease) in shares outstanding before conversion	(88,465)	(787,705)
Shares converted from Class B (See Note 1)	(200,870)	(1,786,043)

Net increase (decrease)	(289,335)	$(2,573,748)

Year ended October 31, 2012:
Shares sold	460,007	$4,114,324
Shares issued to shareholders in reinvestment of dividends and distributions	45,752	408,147
Shares redeemed	(470,076)	(4,205,073)

Net increase (decrease) in shares outstanding before conversion	35,683	317,398
Shares converted from Class B (See Note 1)	(509,203)	(4,538,241)

Net increase (decrease)	(473,520)	$(4,220,843)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	161,470	$1,439,096
Shares issued to shareholders in reinvestment of dividends and distributions	19,664	175,514
Shares redeemed	(1,078,614)	(9,583,552)

Net increase (decrease)	(897,480)	$(7,968,942)

Year ended October 31, 2012:
Shares sold	786,623	$7,017,951
Shares issued to shareholders in reinvestment of dividends and distributions	39,185	349,640
Shares redeemed	(1,086,482)	(9,710,415)

Net increase (decrease)	(260,674)	$(2,342,824)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	103,365	$932,417
Shares issued to shareholders in reinvestment of dividends and distributions	7,507	67,621
Shares redeemed	(319,526)	(2,876,114)

Net increase (decrease)	(208,654)	$(1,876,076)

Year ended October 31, 2012:
Shares sold	459,198	$4,148,936
Shares issued to shareholders in reinvestment of dividends and distributions	13,153	118,718
Shares redeemed	(287,451)	(2,589,930)

Net increase (decrease)	184,900	$1,677,724

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Government Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record

30	MainStay Government Fund

and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because

MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees. Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that, following discussions with the Board and at the request of the Board, New York Life Investments proposed to eliminate the Fund’s management fee waiver and to lower the Fund’s contractual management fee schedule, which the Board approved.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Government Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30074 MS175-13	MSG10-06/13 NL007

MainStay High Yield Corporate Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	1.05 5.81%	6.88 11.92%	7.67 8.67%	8.63 9.13%	1.03 1.03%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	0.94 5.70	6.83 11.86	7.72 8.72	8.65 9.15	1.00 1.00
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	0.32 5.32	6.06 11.06	7.55 7.85	8.32 8.32	1.78 1.78
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	4.49 5.49	10.24 11.24	7.88 7.88	8.33 8.33	1.78 1.78
Class I Shares[4]	No Sales Charge		5.99	12.30	9.03	9.45	0.75
Class R1 Shares[5]	No Sales Charge		5.78	12.02	8.81	9.29	0.87
Class R2 Shares[6]	No Sales Charge		5.82	11.95	8.66	9.08	1.10

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.
5.	Performance figures for Class R1 shares, first offered on June 29, 2012, include the historical performance of Class B shares through June 28, 2012, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R1 shares would likely have been different.
6.	Class R2 shares, first offered on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[7]	7.20%	13.32%	10.36%	9.48%
Average Lipper High Yield Fund[8]	6.88	12.83	8.97	8.27

7.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper high yield fund is representative of funds that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,058.10	$5.15	$1,019.80	$5.06

Class A Shares	$1,000.00	$1,057.00	$5.10	$1,019.80	$5.01

Class B Shares	$1,000.00	$1,053.20	$8.96	$1,016.10	$8.80

Class C Shares	$1,000.00	$1,054.90	$8.97	$1,016.10	$8.80

Class I Shares	$1,000.00	$1,059.90	$3.83	$1,021.10	$3.76

Class R1 Shares	$1,000.00	$1,057.80	$4.29	$1,020.60	$4.21

Class R2 Shares	$1,000.00	$1,058.20	$5.61	$1,019.30	$5.51

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.01% for Investor Class, 1.00% for Class A, 1.76% for Class B and Class C, 0.75% for Class I, 0.84% for Class R1 and 1.10% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡ Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	GenOn Energy, Inc., 7.625%–9.50%, due 6/15/14–10/15/18

2.	Texas Industries, Inc., 9.25%, due 8/15/20

3.	Ally Financial, Inc., (zero coupon)–8.30%, due 2/12/15–11/1/31

4.	Nationstar Mortgage LLC / Nationstar Capital Corp., 6.50%–10.875%, due 4/1/15–7/1/21

5.	Schaeffler Finance B.V., 4.75%–8.50%, due 2/15/17–5/15/21
6.	HCA, Inc., 4.75%–9.00%, due 12/15/14–9/15/25

7.	MetroPCS Wireless, Inc., 6.25%–6.625%, due 4/1/21–4/1/23

8.	Host Hotels & Resorts, L.P., 4.75%–6.75%, due 6/1/16–3/1/23

9.	Algeco Scotsman Global Finance PLC, 8.50%–10.75%, due 10/15/18–10/15/19

10.	DISH DBS Corp., 4.25%–7.125%, due 2/1/16–5/1/20

8	MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers J. Matthew Philo, CFA, and Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 5.81% for Investor Class shares, 5.70% for Class A shares, 5.32% for Class B shares and 5.49% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 5.99%, Class R1 shares returned 5.78% and Class R2 shares returned 5.82%. All share classes underperformed the 6.88% return of the average Lipper1 high yield fund and the 7.20% return of the Credit Suisse High Yield Index2 for the six months ended April 30, 2013. The Credit Suisse High Yield Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, Andrew Susser was added as a portfolio manager for the Fund.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies and seeks to maximize risk-adjusted returns. The Fund remained conservatively positioned throughout the reporting period because we believed that valuations (as measured by spreads)3 and the resiliency of credit profiles in the higher-quality portion of the high-yield corporate bond market were more attractive. In addition, we viewed valuations in the higher-risk segment of the high-yield market to be generally unattractive. We believe that the riskier segment of the high-yield market is particularly vulnerable because of weak credit profiles and the challenging outlook for corporate earnings. Nonetheless, the Fund’s underweight in credit risk relative to the broad high-yield market detracted from relative performance during the period, as credits rated CCC4 significantly outperformed the rest of the market.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The U.S. high-yield corporate bond market generated strong returns for the six months ended April 30, 2013, as market liquidity and exceptionally low interest rates continued to fuel demand for income-generating assets.

Because the Fund uses a bottom-up investment style, the factors that prompt significant decisions are specific to each individual company. During the reporting period, we generally believed that valuations for most of the riskier high-yield bonds were unattractive, and we positioned the Fund more conservatively.

During the reporting period, which industry positions were the strongest positive contributors to the Fund’s absolute performance and which industry positions were particularly weak?

The strongest positive industry contributions to the Fund’s absolute performance came from investments in energy, financials and health care. Although no industries generated negative absolute returns during the reporting period, positions in the media, aerospace and retail industries contributed the least to the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund purchased the bonds of ice-cream producer Wells Enterprises. The bonds are secured by the majority of the company’s assets and represent the majority of its capital structure. The Fund also initiated a position in MetroPCS in anticipation of its merger with T-Mobile US, 74% of which is owned by Deutsche Telekom AG. We believe that the combined company will generate meaningful free cash flow and lower leverage. In addition, we feel that Deutsche Telekom’s ownership position in both the debt and the equity will provide meaningful support.

During the reporting period, the Fund sold its position in Brazilian private oil and gas company OGX Petroleo after losing confidence in the company’s asset value. OGX Petroleo has had very disappointing production and cost performance. The Fund also eliminated its position in department store J.C. Penney. The Fund’s bonds in gaming company Station Casinos were called.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weights in the Fund. There was a small increase

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	An obligation rated ‘CCC’ is deemed by Standard & Poor’s (“S&P”) to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.

mainstayinvestments.com	9

in the Fund’s exposure to the housing and food/tobacco industries because of attractive valuations and yield levels. During the reporting period, the Fund reduced its exposure in the gaming/leisure and health care industries.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the transportation and financials industries. As of the same date, the Fund was underweight relative to the Credit Suisse High Yield Index in the media and energy industries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 93.9%† Convertible Bonds 0.5%
Coal 0.1%
Somerset Cayuga Holding Co., Inc. 20.00%, due 6/15/17 (a)(b)(c)(d)(e)	$3,757,244	$5,072,280

Holding Company—Diversified 0.4%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (f)	39,265,000	39,265,000

Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (c)(d)(e)(g)	61,533,853	6,154

Packaging & Containers 0.0%‡
Owens-Brockway Glass Container, Inc. 3.00%, due 6/1/15 (a)	890,000	905,574

Total Convertible Bonds (Cost $43,557,413)		45,249,008

Corporate Bonds 91.3%
Advertising 0.3%
Lamar Media Corp. 5.875%, due 2/1/22	11,000,000	12,031,250
7.875%, due 4/15/18	7,490,000	8,182,825
9.75%, due 4/1/14	9,780,000	10,513,500

		30,727,575

Aerospace & Defense 1.5%
AAR Corp. 7.25%, due 1/15/22 (a)	7,345,000	8,061,138
7.25%, due 1/15/22	20,565,000	22,570,087
Alliant Techsystems, Inc. 6.875%, due 9/15/20	12,270,000	13,328,287
B/E Aerospace, Inc. 5.25%, due 4/1/22	29,690,000	31,619,850
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (a)	13,569,000	13,891,264
GenCorp, Inc. 7.125%, due 3/15/21 (a)	17,034,000	18,354,135
TransDigm, Inc.
5.50%, due 10/15/20 (a)	3,060,000	3,266,550
7.75%, due 12/15/18	24,730,000	27,388,475

		138,479,786

Apparel 0.3%
Hanesbrands, Inc. 8.00%, due 12/15/16	6,915,000	7,476,844

	Principal Amount	Value

Apparel (continued)
Wolverine World Wide, Inc. 6.125%, due 10/15/20 (a)	$13,709,000	$14,925,674

		22,402,518

Auto Manufacturers 0.4%
Jaguar Land Rover Automotive PLC
5.625%, due 2/1/23 (a)	7,495,000	7,832,275
8.125%, due 5/15/21 (a)	9,590,000	10,980,550
Oshkosh Corp.
8.25%, due 3/1/17	9,644,000	10,511,960
8.50%, due 3/1/20	2,010,000	2,251,200

		31,575,985

Auto Parts & Equipment 4.5%
Affinia Group, Inc. 9.00%, due 11/30/14	17,230,000	17,273,247
Allison Transmission, Inc. 7.125%, due 5/15/19 (a)	32,975,000	35,819,094
Continental Rubber of America Corp. 4.50%, due 9/15/19 (a)	20,600,000	21,382,800
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	45,044,000	49,210,570
Cooper-Standard Holding, Inc. 7.375%, due 4/1/18 (a)(b)	7,535,000	7,544,419
Dana Holding Corp. 6.50%, due 2/15/19	21,669,000	23,429,606
6.75%, due 2/15/21	8,683,000	9,507,885
Delphi Corp. 5.875%, due 5/15/19	24,780,000	26,855,325
6.125%, due 5/15/21	1,300,000	1,454,375
Exide Technologies 8.625%, due 2/1/18	40,588,000	27,143,225
International Automotive Components Group S.A. 9.125%, due 6/1/18 (a)	13,960,000	13,942,550
♦Schaeffler Finance B.V.
4.75%, due 5/15/21 (a)	25,524,000	25,843,050
7.75%, due 2/15/17 (a)	51,440,000	58,448,700
8.50%, due 2/15/19 (a)	12,575,000	14,351,219
Tenneco, Inc.
6.875%, due 12/15/20	10,225,000	11,285,844
7.75%, due 8/15/18	1,300,000	1,428,375
Titan International, Inc.
7.875%, due 10/1/17	9,280,000	9,976,000
7.875%, due 10/1/17 (a)	14,960,000	16,082,000
TRW Automotive, Inc.
4.50%, due 3/1/21 (a)	10,000,000	10,325,000
7.00%, due 3/15/14 (a)	7,680,000	8,035,200
7.25%, due 3/15/17 (a)	4,400,000	5,087,500

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Auto Parts & Equipment (continued)
TRW Automotive, Inc. (continued)
8.875%, due 12/1/17 (a)	$11,595,000	$12,551,587

		406,977,571

Banks 1.4%
♦Ally Financial, Inc.
(zero coupon), due 6/15/15	1,640,000	1,547,750
4.625%, due 6/26/15	14,735,000	15,527,006
5.50%, due 2/15/17	174,000	189,647
6.25%, due 12/1/17	9,836,000	11,162,965
7.50%, due 9/15/20	11,372,000	14,044,420
8.00%, due 11/1/31	27,822,000	36,307,710
8.30%, due 2/12/15	22,520,000	25,025,350
Provident Funding Associates, L.P.
10.125%, due 2/15/19 (a)	6,460,000	7,122,150
10.25%, due 4/15/17 (a)	12,615,000	14,097,263

		125,024,261

Beverages 0.7%
Constellation Brands, Inc.
3.75%, due 5/1/21	6,250,000	6,250,000
4.25%, due 5/1/23	10,885,000	10,885,000
Cott Beverages, Inc.
8.125%, due 9/1/18	10,215,000	11,210,962
8.375%, due 11/15/17	32,284,000	34,543,880

		62,889,842

Biotechnology 0.1%
Bio Rad Labs 8.00%, due 9/15/16	7,810,000	8,305,388

Building Materials 3.3%
Building Materials Corp. of America 6.75%, due 5/1/21 (a)	11,681,000	12,936,708
6.875%, due 8/15/18 (a)	17,498,000	18,897,840
7.00%, due 2/15/20 (a)	8,265,000	9,050,175
7.50%, due 3/15/20 (a)	18,875,000	20,856,875
Gibraltar Industries, Inc. 6.25%, due 2/1/21 (a)	8,525,000	9,143,063
Griffon Corp. 7.125%, due 4/1/18	6,185,000	6,726,188
Headwaters, Inc. 7.625%, due 4/1/19	18,665,000	20,204,862
Jeld-Wen Escrow Corp. 12.25%, due 10/15/17 (a)	20,585,000	24,084,450
♦Texas Industries, Inc. 9.25%, due 8/15/20	96,735,000	107,738,606
USG Corp.
6.30%, due 11/15/16	6,565,000	6,991,725
7.875%, due 3/30/20 (a)	13,850,000	15,754,375

	Principal Amount	Value

Building Materials (continued)
Vulcan Materials Co.
6.40%, due 11/30/17	$2,579,000	$2,875,585
6.50%, due 12/1/16	32,345,000	36,307,262
7.50%, due 6/15/21	3,655,000	4,312,900

		295,880,614

Chemicals 3.2%
Ashland, Inc.
4.75%, due 8/15/22 (a)	4,910,000	5,130,950
6.875%, due 5/15/43 (a)	15,350,000	17,268,750
Axiall Corp. 4.875%, due 5/15/23 (a)	12,288,000	12,840,960
Celanese U.S. Holdings LLC 4.625%, due 11/15/22	16,905,000	17,412,150
Eagle Spinco, Inc. 4.625%, due 2/15/21 (a)	4,334,000	4,550,700
Ineos Finance PLC
7.50%, due 5/1/20 (a)	15,965,000	17,840,888
8.375%, due 2/15/19 (a)	11,120,000	12,537,800
Kraton Polymers LLC / Kraton Polymers Capital Corp. 6.75%, due 3/1/19	17,200,000	18,017,000
Nexeo Solutions LLC / Nexeo Solutions Finance Corp. 8.375%, due 3/1/18	15,240,000	15,049,500
NOVA Chemicals Corp.
8.375%, due 11/1/16	13,850,000	14,854,125
8.625%, due 11/1/19	7,035,000	7,958,344
Olin Corp.
5.50%, due 8/15/22	12,924,000	13,473,270
8.875%, due 8/15/19	23,156,000	25,934,720
Phibro Animal Health Corp. 9.25%, due 7/1/18 (a)	51,425,000	55,667,562
PolyOne Corp.
5.25%, due 3/15/23 (a)	21,526,000	22,709,930
7.375%, due 9/15/20	726,000	814,935
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	20,831,000	21,976,705

		284,038,289

Coal 2.2%
Arch Coal, Inc.
7.00%, due 6/15/19	38,748,000	35,938,770
7.25%, due 10/1/20	6,520,000	5,998,400
8.75%, due 8/1/16	4,240,000	4,409,600
9.875%, due 6/15/19 (a)	6,170,000	6,416,800
CONSOL Energy, Inc. 8.00%, due 4/1/17	48,731,000	52,751,307
Peabody Energy Corp.
6.00%, due 11/15/18	21,320,000	23,025,600
6.25%, due 11/15/21	14,950,000	15,940,438
6.50%, due 9/15/20	21,690,000	23,642,100

12	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Coal (continued)
Peabody Energy Corp. (continued)
7.375%, due 11/1/16	$2,185,000	$2,501,825
7.875%, due 11/1/26	1,642,000	1,777,465
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. 8.25%, due 4/15/18	16,531,000	17,646,842
Penn Virginia Resource Partners, L.P. / Penn Virginia Resource Finance Corp. II 8.375%, due 6/1/20	7,236,000	7,823,925

		197,873,072

Commercial Services 4.3%
Alliance Data Systems Corp.
5.25%, due 12/1/17 (a)	20,200,000	21,058,500
6.375%, due 4/1/20 (a)	18,230,000	19,688,400
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
4.875%, due 11/15/17 (a)	4,280,000	4,499,350
5.50%, due 4/1/23 (a)	16,776,000	17,300,250
8.25%, due 1/15/19	2,780,000	3,089,275
9.75%, due 3/15/20	16,240,000	19,305,300
Catalent Pharma Solutions, Inc.
7.875%, due 10/15/18 (a)	5,265,000	5,363,719
9.50%, due 4/15/15	9,541,006	9,564,859
Cenveo Corp. 8.875%, due 2/1/18	16,760,000	16,969,500
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	20,255,000	21,419,662
Hertz Corp. (The)
4.25%, due 4/1/18 (a)	8,740,000	9,078,675
5.875%, due 10/15/20	2,385,000	2,605,613
Jaguar Holding Co. I 9.375%, due 10/15/17 (a)(b)	12,570,000	13,512,750
Knowledge Universe Education LLC 7.75%, due 2/1/15 (a)	29,180,000	28,596,400
PHH Corp.
7.375%, due 9/1/19	11,294,000	12,903,395
9.25%, due 3/1/16	11,841,000	13,883,572
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
6.50% (c)(d)(e)(h)	460,000	7,360
9.75% (a)(c)(d)(e)(h)	26,020,000	416,320
Rent-A-Center, Inc. 6.625%, due 11/15/20	2,965,000	3,246,675
Sotheby’s 5.25%, due 10/1/22 (a)	10,335,000	10,580,456
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (a)	24,985,000	26,858,875
Sunstate Equipment Co. LLC / Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (a)(b)	33,225,000	37,378,125

	Principal Amount	Value

Commercial Services (continued)
United Rentals North America, Inc.
5.75%, due 7/15/18	$12,005,000	$13,085,450
6.125%, due 6/15/23	245,000	263,988
7.375%, due 5/15/20	13,400,000	15,175,500
7.625%, due 4/15/22	19,217,000	22,051,507
Valassis Communications, Inc. 6.625%, due 2/1/21	16,510,000	17,500,600
WEX, Inc. 4.75%, due 2/1/23 (a)	15,700,000	15,700,000

		381,104,076

Computers 0.9%
iGATE Corp.
9.00%, due 5/1/16	19,286,000	21,021,740
NCR Corp.
4.625%, due 2/15/21 (a)	13,235,000	13,235,000
5.00%, due 7/15/22 (a)	5,600,000	5,670,000
Seagate HDD Cayman
7.00%, due 11/1/21	11,610,000	12,800,025
7.75%, due 12/15/18	14,435,000	15,914,587
SunGard Data Systems, Inc. 4.875%, due 1/15/14	8,070,000	8,211,225

		76,852,577

Distribution & Wholesale 0.4%
American Tire Distributors, Inc. 9.75%, due 6/1/17	34,845,000	37,414,819

Diversified Financial Services 1.4%
CNG Holdings, Inc. 9.375%, due 5/15/20 (a)	15,314,000	15,160,860
Community Choice Financial, Inc.
10.75%, due 5/1/19	26,640,000	25,907,400
12.75%, due 5/1/20 (a)(d)	9,500,000	9,642,500
Ford Holdings LLC
9.30%, due 3/1/30	18,155,000	26,691,826
9.375%, due 3/1/20	1,695,000	2,231,513
National Money Mart Co. 10.375%, due 12/15/16	23,490,000	25,281,113
ROC Finance LLC / ROC Finance 1 Corp. 12.125%, due 9/1/18 (a)	16,630,000	19,540,250

		124,455,462

Electric 3.1%
Calpine Construction Finance Co., L.P. / CCFC Finance Corp. 8.00%, due 6/1/16 (a)	49,185,000	51,398,325
Calpine Corp. 7.25%, due 10/15/17 (a)	29,353,000	31,077,489
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	28,025,000	32,088,625

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Electric (continued)
♦GenOn Energy, Inc.
7.625%, due 6/15/14	$4,625,000	$4,914,063
7.875%, due 6/15/17	64,420,000	72,794,600
9.50%, due 10/15/18	32,230,000	38,273,125
GenOn REMA LLC Series C 9.681%, due 7/2/26	6,425,000	7,067,500
IPALCO Enterprises, Inc. 7.25%, due 4/1/16 (a)	5,925,000	6,650,812
Mirant Americas Generation LLC 9.125%, due 5/1/31	11,690,000	13,209,700
PNM Resources, Inc. 9.25%, due 5/15/15	6,241,000	7,106,939
Public Service Co. of New Mexico 7.95%, due 5/15/18	9,965,000	12,455,293

		277,036,471

Electrical Components & Equipment 0.7%
Anixter, Inc. 5.625%, due 5/1/19	8,110,000	8,657,425
Belden, Inc. 5.50%, due 9/1/22 (a)	35,116,000	36,169,480
General Cable Corp. 5.75%, due 10/1/22 (a)	17,545,000	18,159,075

		62,985,980

Electronics 0.2%
Kemet Corp. 10.50%, due 5/1/18	17,404,000	18,187,180

Engineering & Construction 0.6%
New Enterprise Stone & Lime Co., Inc.
11.00%, due 9/1/18	32,115,000	21,276,187
13.00%, due 3/15/18 (a)(b)	24,360,857	26,066,117
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23 (a)	3,280,000	3,403,000

		50,745,304

Entertainment 2.2%
Affinity Gaming LLC / Affinity Gaming Finance Corp. 9.00%, due 5/15/18 (a)	37,760,000	41,064,000
Greektown Superholdings, Inc. 13.00%, due 7/1/15	11,745,000	12,611,194
MU Finance PLC 8.375%, due 2/1/17 (a)	26,836,862	29,050,903
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (a)	25,178,000	27,318,130
Pinnacle Entertainment, Inc. 8.625%, due 8/1/17	5,041,000	5,330,858

	Principal Amount	Value

Entertainment (continued)
Production Resource Group, Inc. 8.875%, due 5/1/19	$15,391,000	$12,312,800
Speedway Motorsports, Inc.
6.75%, due 2/1/19 (a)	4,760,000	5,111,050
8.75%, due 6/1/16	11,035,000	11,573,067
Sterling Entertainment Enterprise LLC 9.75%, due 12/31/19 (c)(d)(e)	35,000,000	35,700,000
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (d)(e)	732,412	512,688
Vail Resorts, Inc. 6.50%, due 5/1/19	15,710,000	16,907,887

		197,492,577

Environmental Controls 0.4%
Clean Harbors, Inc.
5.125%, due 6/1/21 (a)	6,755,000	7,075,863
5.25%, due 8/1/20	17,015,000	17,993,362
Heckmann Corp.
9.875%, due 4/15/18	10,460,000	11,296,800
9.875%, due 4/15/18 (a)	2,800,000	3,003,000

		39,369,025

Finance 0.3%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (a)	25,895,000	26,671,850

Finance—Auto Loans 1.1%
Credit Acceptance Corp. 9.125%, due 2/1/17	15,005,000	16,355,450
Ford Motor Credit Co. LLC 12.00%, due 5/15/15	16,960,000	20,428,524
General Motors Financial Co., Inc.
4.75%, due 8/15/17 (a)	23,985,000	25,304,175
6.75%, due 6/1/18	30,400,000	34,732,000

		96,820,149

Finance—Consumer Loans 0.2%
SLM Corp.
8.00%, due 3/25/20	3,045,000	3,520,115
8.45%, due 6/15/18	12,005,000	14,097,123

		17,617,238

Finance—Other Services 1.6%
Cantor Commercial Real Estate Co., L.P. 7.75%, due 2/15/18 (a)	19,115,000	19,784,025
♦Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 7/1/21 (a)	13,196,000	13,839,305
7.875%, due 10/1/20 (a)	15,290,000	17,124,800
9.625%, due 5/1/19 (a)	20,419,000	23,599,993
10.875%, due 4/1/15	44,722,000	47,433,048

14	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Other Services (continued)
SquareTwo Financial Corp. 11.625%, due 4/1/17	$21,265,000	$22,062,437

		143,843,608

Food 2.5%
American Seafoods Group LLC / American Seafoods Finance, Inc. 10.75%, due 5/15/16 (a)	17,678,000	18,628,193
American Stores Co. 8.00%, due 6/1/26	33,624,000	43,753,230
ASG Consolidated LLC / ASG Finance, Inc. 15.00%, due 5/15/17 (a)(b)	18,015,411	19,366,567
B&G Foods, Inc. 7.625%, due 1/15/18	7,736,000	8,296,860
C&S Group Enterprises LLC 8.375%, due 5/1/17 (a)	8,170,000	8,782,750
Harmony Foods Corp. 10.00%, due 5/1/16 (a)	8,192,000	8,867,840
Hawk Acquisition Sub, Inc. 4.25%, due 10/15/20 (a)	20,695,000	20,953,687
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (a)	30,135,000	32,432,794
Smithfield Foods, Inc. 6.625%, due 8/15/22	8,020,000	8,902,200
TreeHouse Foods, Inc.
6.03%, due 9/30/13 (c)(d)(e)	23,700,000	23,937,000
7.75%, due 3/1/18	8,120,000	8,789,900
Wells Enterprises, Inc. 6.75%, due 2/1/20 (a)	18,856,000	20,458,760

		223,169,781

Forest Products & Paper 0.9%
Boise Cascade LLC / Boise Cascade Finance Corp. 6.375%, due 11/1/20 (a)	17,300,000	18,511,000
Clearwater Paper Corp. 7.125%, due 11/1/18	9,720,000	10,619,100
Georgia-Pacific Corp.
7.25%, due 6/1/28	2,370,000	3,169,716
8.875%, due 5/15/31	19,841,000	30,347,385
Resolute Forest Products 10.25%, due 10/15/18	10,173,000	11,882,064
Smurfit Kappa Acquisitions 4.875%, due 9/15/18 (a)	6,520,000	6,764,500

		81,293,765

Health Care—Products 1.4%
Alere, Inc. 9.00%, due 5/15/16	2,270,000	2,383,500
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (a)	23,509,000	26,447,625

	Principal Amount	Value

Health Care—Products (continued)
Hanger, Inc. 7.125%, due 11/15/18	$18,850,000	$20,546,500
Hologic, Inc. 6.25%, due 8/1/20	11,205,000	12,101,400
Mallinckrodt International Finance S.A. 4.75%, due 4/15/23 (a)	8,330,000	8,579,550
Teleflex, Inc. 6.875%, due 6/1/19	15,330,000	16,671,375
Universal Hospital Services, Inc.
7.625%, due 8/15/20 (a)	10,180,000	11,007,125
7.625%, due 8/15/20	23,000,000	24,897,500

		122,634,575

Health Care—Services 3.4%
Centene Corp. 5.75%, due 6/1/17	14,370,000	15,465,712
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	10,335,000	11,058,450
DaVita HeathCare Partners, Inc.
6.375%, due 11/1/18	12,120,000	12,953,250
6.625%, due 11/1/20	9,380,000	10,282,825
Fresenius Medical Care U.S. Finance, Inc.
6.50%, due 9/15/18 (a)	4,730,000	5,474,975
6.875%, due 7/15/17	130,000	150,150
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, due 7/31/19 (a)	11,680,000	13,052,400
5.875%, due 1/31/22 (a)	8,100,000	9,274,500
HCA Holdings, Inc.
6.25%, due 2/15/21	14,175,000	15,521,625
7.75%, due 5/15/21	5,431,000	6,157,396
♦HCA, Inc.
4.75%, due 5/1/23	4,525,000	4,717,312
5.875%, due 3/15/22	19,855,000	22,039,050
5.875%, due 5/1/23	2,432,000	2,644,800
6.375%, due 1/15/15	5,995,000	6,459,612
6.50%, due 2/15/16	3,615,000	3,990,056
6.50%, due 2/15/20	9,224,000	10,653,720
7.19%, due 11/15/15	6,277,000	6,967,470
7.25%, due 9/15/20	3,450,000	3,825,188
7.50%, due 2/15/22	5,451,000	6,513,945
7.58%, due 9/15/25	1,920,000	2,049,600
7.69%, due 6/15/25	705,000	763,163
7.875%, due 2/15/20	2,120,000	2,350,550
8.00%, due 10/1/18	4,984,000	5,924,730
8.36%, due 4/15/24	2,494,000	2,818,220
8.50%, due 4/15/19	7,912,000	8,722,980
9.00%, due 12/15/14	3,930,000	4,367,213
Health Management Associates, Inc. 7.375%, due 1/15/20	8,190,000	9,090,900

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Health Care—Services (continued)
INC Research LLC 11.50%, due 7/15/19 (a)	$23,850,000	$26,115,750
MultiPlan, Inc. 9.875%, due 9/1/18 (a)	34,020,000	38,315,025
ResCare, Inc. 10.75%, due 1/15/19	14,300,000	16,159,000
Vanguard Health Holding Co. II LLC / Vanguard Holding Co. II, Inc.
7.75%, due 2/1/19	3,590,000	3,899,638
8.00%, due 2/1/18	12,755,000	13,807,287

		301,586,492

Holding Company—Diversified 0.2%
Leucadia National Corp. 8.125%, due 9/15/15	14,255,000	16,179,425

Home Builders 1.1%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (a)	9,845,000	10,189,575
D.R. Horton, Inc.
3.625%, due 2/15/18	8,743,000	8,950,646
4.75%, due 2/15/23	8,690,000	8,950,700
Meritage Homes Corp. 7.00%, due 4/1/22	6,240,000	7,035,600
Ryland Group, Inc. (The)
5.375%, due 10/1/22	6,120,000	6,349,500
6.625%, due 5/1/20	8,602,000	9,494,457
Standard Pacific Corp. 8.375%, due 1/15/21	1,815,000	2,171,194
Taylor Morrison Communities, Inc. / Monarch Communities, Inc.
5.25%, due 4/15/21 (a)	9,660,000	9,877,350
7.75%, due 4/15/20 (a)	15,855,000	17,797,238
Toll Brothers Finance Corp. 4.375%, due 4/15/23	15,060,000	15,334,453

		96,150,713

Household Products & Wares 0.9%
Jarden Corp. 7.50%, due 5/1/17	19,505,000	22,235,700
Prestige Brands, Inc.
8.125%, due 2/1/20	290,000	332,413
8.25%, due 4/1/18	6,236,000	6,789,445
Scotts Miracle-Gro Co. (The) 6.625%, due 12/15/20	2,000,000	2,200,000
Spectrum Brands Escrow Corp.
6.375%, due 11/15/20 (a)	5,315,000	5,806,637
6.625%, due 11/15/22 (a)	5,315,000	5,859,787

	Principal Amount	Value

Household Products & Wares (continued)
Spectrum Brands, Inc.
6.75%, due 3/15/20	$2,195,000	$2,392,550
9.50%, due 6/15/18	29,292,000	32,916,885

		78,533,417

Housewares 0.3%
Libbey Glass, Inc. 6.875%, due 5/15/20	19,485,000	21,360,431
RSI Home Products, Inc. 6.875%, due 3/1/18 (a)	3,250,000	3,392,188

		24,752,619

Insurance 1.1%
A-S Co-issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, due 12/15/20 (a)	18,025,000	19,038,906
CNO Financial Group, Inc. 6.375%, due 10/1/20 (a)	7,345,000	7,914,237
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (a)	17,150,000	17,793,125
Hub International, Ltd. 8.125%, due 10/15/18 (a)	9,115,000	9,810,019
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (a)	16,890,000	19,507,359
Onex USI Aquisition Corp. 7.75%, due 1/15/21 (a)	19,260,000	19,837,800

		93,901,446

Internet 0.3%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (a)	14,635,000	16,354,613
Equinix, Inc.
4.875%, due 4/1/20	2,000,000	2,090,000
7.00%, due 7/15/21	2,000,000	2,265,000
IAC / InterActiveCorp. 4.75%, due 12/15/22 (a)	4,552,000	4,574,760

		25,284,373

Investment Management/Advisory Services 0.2%
Janus Capital Group, Inc. 6.70%, due 6/15/17	19,105,000	22,120,954

Iron & Steel 0.3%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	8,189,180
Allegheny Technologies, Inc. 9.375%, due 6/1/19	7,475,000	9,633,660
APERAM 7.75%, due 4/1/18 (a)	9,790,000	9,618,675

		27,441,515

Leisure Time 0.8%
Brunswick Corp. 11.25%, due 11/1/16 (a)	11,240,000	12,350,062

16	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Leisure Time (continued)
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (a)	$52,517,000	$55,668,020

		68,018,082

Lodging 1.3%
Ameristar Casinos, Inc. 7.50%, due 4/15/21	12,059,000	13,445,785
Choice Hotels International, Inc.
5.70%, due 8/28/20	2,480,000	2,740,400
5.75%, due 7/1/22	32,800,000	36,736,000
Eldorado Resorts LLC / Eldorado Capital Corp. 8.625%, due 6/15/19 (a)	22,865,000	22,522,025
MGM Resorts International 6.625%, due 12/15/21	1,093,000	1,187,271
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (b)	23,491,720	24,783,765
Seminole Hard Rock Entertainment, Inc. 2.78%, due 3/15/14 (a)(f)	13,461,000	13,427,348
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	920,000	1,120,466
7.375%, due 11/15/15	1,490,000	1,712,385

		117,675,445

Machinery—Diversified 0.3%
Briggs & Stratton Corp. 6.875%, due 12/15/20	7,945,000	9,017,575
SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, due 8/1/20 (a)	13,485,000	14,226,675

		23,244,250

Media 3.7%
CCO Holdings LLC / CCO Holdings Capital Corp.
7.00%, due 1/15/19	16,260,000	17,662,425
7.25%, due 10/30/17	5,405,000	5,850,913
7.375%, due 6/1/20	9,038,000	10,145,155
Cogeco Cable, Inc. 4.875%, due 5/1/20 (a)	18,860,000	19,213,625
Crown Media Holdings, Inc. 10.50%, due 7/15/19	17,875,000	20,243,437
CSC Holdings LLC
7.625%, due 7/15/18	14,890,000	17,495,750
7.875%, due 2/15/18	4,145,000	4,870,375
♦DISH DBS Corp.
4.25%, due 4/1/18 (a)	14,075,000	13,828,687
4.625%, due 7/15/17	24,720,000	25,090,800
5.125%, due 5/1/20 (a)	32,550,000	32,224,500
7.125%, due 2/1/16	3,995,000	4,414,475

	Principal Amount	Value

Media (continued)
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20 (a)	$22,995,000	$23,483,644
7.75%, due 10/15/18	32,338,000	36,016,447
ProQuest LLC / ProQuest Notes Co. 9.00%, due 10/15/18 (a)	33,495,000	33,495,000
Quebecor Media, Inc.
5.75%, due 1/15/23 (a)	28,340,000	29,544,450
7.75%, due 3/15/16	22,413,000	22,833,244
Videotron, Ltd. 5.00%, due 7/15/22	12,525,000	12,900,750

		329,313,677

Metal Fabricate & Hardware 1.1%
A. M. Castle & Co. 12.75%, due 12/15/16	34,161,000	40,395,382
Mueller Water Products, Inc.
7.375%, due 6/1/17	24,270,000	24,937,425
8.75%, due 9/1/20	12,109,000	13,834,533
Neenah Foundry Co. 15.00%, due 7/29/15 (d)(e)	5,923,358	5,923,358
Shale-Inland Holdings LLC / Shale-Inland Finance Corp. 8.75%, due 11/15/19 (a)	16,350,000	17,290,125

		102,380,823

Mining 1.9%
Hecla Mining Co. 6.875%, due 5/1/21 (a)	44,170,000	43,838,725
Kaiser Aluminum Corp. 8.25%, due 6/1/20	25,465,000	28,966,437
New Gold, Inc.
6.25%, due 11/15/22 (a)	15,795,000	16,268,850
7.00%, due 4/15/20 (a)	33,015,000	34,995,900
Novelis, Inc.
8.375%, due 12/15/17	15,425,000	16,890,375
8.75%, due 12/15/20	7,350,000	8,342,250
St. Barbara, Ltd. 8.875%, due 4/15/18 (a)	24,435,000	24,129,563

		173,432,100

Miscellaneous—Manufacturing 1.6%
Actuant Corp. 5.625%, due 6/15/22	9,720,000	10,133,100
Amsted Industries, Inc. 8.125%, due 3/15/18 (a)	34,517,000	37,278,360
FGI Operating Co. LLC / FGI Finance, Inc. 7.875%, due 5/1/20 (a)	25,440,000	27,570,600
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	13,431,275
Polypore International, Inc. 7.50%, due 11/15/17	21,740,000	23,479,200

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
SPX Corp.
6.875%, due 9/1/17	$25,425,000	$28,539,562
7.625%, due 12/15/14	5,235,000	5,712,694

		146,144,791

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	23,280,000	25,287,900

Oil & Gas 9.2%
Berry Petroleum Co.
6.75%, due 11/1/20	1,690,000	1,837,875
10.25%, due 6/1/14	9,915,000	10,708,200
Bill Barrett Corp. 7.625%, due 10/1/19	6,515,000	7,101,350
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	12,300,000	13,745,250
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
9.375%, due 5/1/19	34,845,000	39,026,400
9.625%, due 8/1/20 (a)	14,000,000	15,925,000
Chesapeake Energy Corp.
6.50%, due 8/15/17	30,590,000	34,260,800
6.775%, due 3/15/19	15,000,000	16,425,000
Chesapeake Oilfield Operating LLC / Chesapeake Oilfield Finance, Inc. 7.125%, due 11/15/19 (a)	22,110,000	22,773,300
Comstock Resources, Inc.
7.75%, due 4/1/19	10,327,000	11,049,890
8.375%, due 10/15/17	18,238,000	19,423,470
9.50%, due 6/15/20	13,700,000	15,412,500
Concho Resources, Inc.
5.50%, due 10/1/22	9,145,000	9,762,288
5.50%, due 4/1/23	16,185,000	17,237,025
6.50%, due 1/15/22	24,386,000	27,068,460
7.00%, due 1/15/21	10,325,000	11,615,625
8.625%, due 10/1/17	8,441,000	9,031,870
Continental Resources, Inc.
5.00%, due 9/15/22	24,475,000	26,616,562
7.125%, due 4/1/21	8,775,000	10,113,188
7.375%, due 10/1/20	15,775,000	18,220,125
Denbury Resources, Inc. 8.25%, due 2/15/20	7,978,000	9,055,030
Frontier Oil Corp. 6.875%, due 11/15/18	8,390,000	9,092,663
Halcon Resources Corp. 8.875%, due 5/15/21 (a)	2,165,000	2,321,963
HollyFrontier Corp. 9.875%, due 6/15/17	19,802,000	20,950,912
Linn Energy LLC 9.875%, due 7/1/18	2,906,000	3,080,360

	Principal Amount	Value

Oil & Gas (continued)
Linn Energy LLC / Linn Energy Finance Corp.
6.25%, due 11/1/19 (a)	$6,975,000	$7,288,875
6.50%, due 5/15/19	13,240,000	14,034,400
11.75%, due 5/15/17	8,710,000	9,276,150
Newfield Exploration Co.
5.625%, due 7/1/24	21,440,000	23,048,000
7.125%, due 5/15/18	12,520,000	13,020,800
Oasis Petroleum, Inc.
6.50%, due 11/1/21	11,600,000	12,760,000
7.25%, due 2/1/19	18,840,000	20,441,400
PDC Energy, Inc. 7.75%, due 10/15/22 (a)	18,825,000	20,566,312
Penn Virginia Corp. 7.25%, due 4/15/19	7,855,000	7,737,175
PetroHawk Energy Corp.
7.25%, due 8/15/18	15,995,000	17,702,466
10.50%, due 8/1/14	3,478,000	3,677,985
PetroQuest Energy, Inc. 10.00%, due 9/1/17	35,635,000	38,663,975
Quicksilver Resources, Inc. 11.75%, due 1/1/16	20,810,000	22,240,687
Range Resources Corp.
5.00%, due 8/15/22	5,600,000	5,964,000
5.00%, due 3/15/23 (a)	16,680,000	17,764,200
7.25%, due 5/1/18	2,500,000	2,590,625
8.00%, due 5/15/19	9,425,000	10,320,375
Rex Energy Corp. 8.875%, due 12/1/20 (a)	30,835,000	32,954,906
Rosetta Resources, Inc. 5.625%, due 5/1/21	9,600,000	10,008,000
SM Energy Co.
6.50%, due 11/15/21	9,490,000	10,439,000
6.50%, due 1/1/23	2,535,000	2,801,175
6.625%, due 2/15/19	17,149,000	18,456,611
Stone Energy Corp.
7.50%, due 11/15/22	13,320,000	14,585,400
8.625%, due 2/1/17	10,470,000	11,281,425
W&T Offshore, Inc. 8.50%, due 6/15/19	28,605,000	31,179,450
Whiting Petroleum Corp.
6.50%, due 10/1/18	12,970,000	13,975,175
7.00%, due 2/1/14	27,634,000	28,739,360
WPX Energy, Inc. 6.00%, due 1/15/22	18,240,000	19,744,800

		823,117,833

Oil & Gas Services 0.9%
American Petroleum Tankers LLC / AP Tankers Co. 10.25%, due 5/1/15	13,084,000	13,419,343

18	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Oil & Gas Services (continued)
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (a)	$23,855,000	$25,465,212
Hiland Partners, L.P. / Hiland Partners Finance Corp. 7.25%, due 10/1/20 (a)	12,375,000	13,767,188
Pioneer Energy Services Corp. 9.875%, due 3/15/18	25,620,000	28,149,975

		80,801,718

Packaging & Containers 1.7%
AEP Industries, Inc. 8.25%, due 4/15/19	20,344,000	22,174,960
Ball Corp.
5.00%, due 3/15/22	13,900,000	14,768,750
6.75%, due 9/15/20	1,630,000	1,799,113
7.125%, due 9/1/16	6,625,000	6,997,656
Greif, Inc. 6.75%, due 2/1/17	170,000	191,675
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	4,910,000	5,621,950
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (a)	35,895,000	40,920,300
Silgan Holdings, Inc. 5.00%, due 4/1/20	33,680,000	35,027,200
Tekni-Plex, Inc. 9.75%, due 6/1/19 (a)	22,400,000	24,864,000

		152,365,604

Pharmaceuticals 2.3%
BioScrip, Inc. 10.25%, due 10/1/15	7,480,000	7,900,750
Endo Health Solutions, Inc.
7.00%, due 7/15/19	4,215,000	4,615,425
7.00%, due 12/15/20	4,395,000	4,823,513
Grifols, Inc. 8.25%, due 2/1/18	36,155,000	39,680,113
Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	25,210,000	24,957,900
Mylan, Inc.
7.625%, due 7/15/17 (a)	5,850,000	6,500,415
7.875%, due 7/15/20 (a)	14,165,000	16,557,199
NBTY, Inc. 9.00%, due 10/1/18	13,725,000	15,457,781
Valeant Pharmaceuticals International
6.375%, due 10/15/20 (a)	40,454,000	44,802,805
6.50%, due 7/15/16 (a)	12,471,000	12,993,223
6.75%, due 10/1/17 (a)	3,947,000	4,282,495
6.75%, due 8/15/21 (a)	5,120,000	5,657,600
6.875%, due 12/1/18 (a)	7,379,000	8,033,886
7.00%, due 10/1/20 (a)	2,548,000	2,815,540

	Principal Amount	Value

Pharmaceuticals (continued)
Warner Chilcott Co., LLC / Warner Chilcott Co., LLC 7.75%, due 9/15/18	$8,340,000	$9,048,900

		208,127,545

Pipelines 1.6%
Access Midstream Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	7,284,000	8,012,400
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	3,351,971
9.625%, due 11/1/21	13,174,000	20,051,289
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20 (a)	20,864,000	21,959,361
Copano Energy LLC / Copano Energy Finance Corp.
7.125%, due 4/1/21	17,395,000	20,134,712
7.75%, due 6/1/18	29,645,000	30,979,025
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
5.50%, due 2/15/23	16,000,000	17,560,000
6.75%, due 11/1/20	21,170,000	23,392,850

		145,441,608

Real Estate 0.8%
CBRE Services, Inc. 5.00%, due 3/15/23	31,662,000	32,413,972
Crescent Resources LLC / Crescent Ventures, Inc. 10.25%, due 8/15/17 (a)	12,210,000	13,736,250
Mattamy Group Corp. 6.50%, due 11/15/20 (a)	26,770,000	26,435,375

		72,585,597

Real Estate Investment Trusts 1.6%
Felcor Lodging, L.P. 5.625%, due 3/1/23 (a)	2,860,000	2,963,675
Geo Group, Inc. (The) 6.625%, due 2/15/21	18,300,000	20,267,250
♦Host Hotels & Resorts, L.P.
4.75%, due 3/1/23	18,205,000	19,797,938
5.25%, due 3/15/22	13,645,000	15,214,175
6.00%, due 10/1/21	21,920,000	25,577,900
Series Q
6.75%, due 6/1/16	25,063,000	25,470,274
Sabra Health Care, L.P. / Sabra Capital Corp. 8.125%, due 11/1/18	14,886,000	16,225,740
Weyerhaeuser Co.
6.95%, due 10/1/27	3,695,000	4,796,786
7.375%, due 10/1/19	6,670,000	8,436,696

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Weyerhaeuser Co. (continued)
7.375%, due 3/15/32	$1,655,000	$2,260,222
8.50%, due 1/15/25	4,130,000	5,912,834

		146,923,490

Retail 3.5%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	3,795,000	4,202,963
7.00%, due 5/20/22	9,697,000	10,836,398
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
6.25%, due 8/20/19	13,025,000	14,099,562
6.50%, due 5/20/21	4,828,000	5,262,520
Asbury Automotive Group, Inc.
7.625%, due 3/15/17	12,783,000	13,134,660
8.375%, due 11/15/20	37,365,000	42,222,450
AutoNation, Inc. 6.75%, due 4/15/18	18,661,000	21,576,781
DineEquity, Inc. 9.50%, due 10/30/18	51,500,000	58,710,000
L Brands, Inc.
5.625%, due 2/15/22	4,660,000	5,026,975
6.625%, due 4/1/21	12,715,000	14,606,356
8.50%, due 6/15/19	3,395,000	4,209,800
Penske Automotive Group, Inc. 5.75%, due 10/1/22 (a)	28,160,000	29,814,400
PVH Corp. 7.375%, due 5/15/20	10,230,000	11,495,963
Radio Systems Corp. 8.375%, due 11/1/19 (a)	14,460,000	15,725,250
Sally Holdings LLC / Sally Capital, Inc.
5.75%, due 6/1/22	13,640,000	14,697,100
6.875%, due 11/15/19	12,650,000	14,152,187
Sonic Automotive, Inc.
7.00%, due 7/15/22	11,875,000	13,255,469
9.00%, due 3/15/18	14,365,000	15,747,631

		308,776,465

Retail—Food 0.3%
Susser Holdings LLC / Susser Finance Corp. 8.50%, due 5/15/16	28,139,000	29,458,016

Semiconductors 0.1%
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19	7,206,000	6,701,580

	Principal Amount	Value

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.
6.875%, due 3/15/18	$10,605,000	$11,731,781
7.125%, due 3/15/21	6,905,000	7,681,813

		19,413,594

Software 0.3%
Fidelity National Information Services, Inc.
7.625%, due 7/15/17	10,800,000	11,542,500
7.875%, due 7/15/20	3,565,000	4,019,538
MModal, Inc. 10.75%, due 8/15/20 (a)	4,936,000	4,244,960
Nuance Communications, Inc. 5.375%, due 8/15/20 (a)	10,087,000	10,490,480

		30,297,478

Special Purpose Entity 0.0%‡
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.50%, due 6/15/19 (a)	1,380,000	1,524,900

Storage & Warehousing 0.9%
♦Algeco Scotsman Global Finance PLC
8.50%, due 10/15/18 (a)	45,100,000	48,708,000
10.75%, due 10/15/19 (a)	29,625,000	30,143,437
Mobile Mini, Inc. 7.875%, due 12/1/20	4,285,000	4,788,488

		83,639,925

Telecommunications 7.0%
Crown Castle International Corp.
5.25%, due 1/15/23	46,480,000	48,687,800
7.125%, due 11/1/19	21,153,000	23,215,417
DigitalGlobe, Inc. 5.25%, due 2/1/21 (a)	12,507,000	12,632,070
Frontier Communications Corp.
8.25%, due 4/15/17	5,000,000	5,868,750
9.25%, due 7/1/21	13,800,000	16,111,500
GCI, Inc.
6.75%, due 6/1/21	4,855,000	4,636,525
8.625%, due 11/15/19	22,581,000	24,048,765
Hughes Satellite Systems Corp.
6.50%, due 6/15/19	18,430,000	20,503,375
7.625%, due 6/15/21	20,475,000	23,495,062
Inmarsat Finance PLC 7.375%, due 12/1/17 (a)	948,000	1,006,065
Intelsat Jackson Holdings S.A.
7.25%, due 4/1/19	15,530,000	17,083,000
7.25%, due 10/15/20	21,420,000	23,776,200
7.50%, due 4/1/21	13,280,000	14,973,200
Lynx I Corp. 5.375%, due 4/15/21 (a)	9,000,000	9,607,500
Lynx II Corp. 6.375%, due 4/15/23 (a)	2,200,000	2,381,500

20	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications (continued)
♦MetroPCS Wireless, Inc.
6.25%, due 4/1/21 (a)	$22,947,000	$24,639,341
6.625%, due 4/1/23 (a)	61,085,000	65,666,375
NII International Telecom Sarl 11.375%, due 8/15/19 (a)	31,780,000	36,705,900
Sable International Finance, Ltd.
7.75%, due 2/15/17 (a)	30,273,000	32,694,840
8.75%, due 2/1/20 (a)	9,650,000	10,928,625
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	25,316,000	27,404,570
SBA Telecommunications, Inc.
5.75%, due 7/15/20 (a)	27,640,000	29,436,600
8.25%, due 8/15/19	9,721,000	10,766,008
Sprint Capital Corp.
6.875%, due 11/15/28	53,423,000	54,625,017
8.75%, due 3/15/32	4,378,000	5,176,985
Sprint Nextel Corp.
6.00%, due 11/15/22	12,940,000	13,489,950
9.125%, due 3/1/17	11,835,000	13,935,713
9.25%, due 4/15/22	13,690,000	17,112,500
tw telecom holdings, Inc. 5.375%, due 10/1/22	3,035,000	3,179,163
Virgin Media Finance PLC 8.375%, due 10/15/19	15,258,000	17,222,467
Virgin Media Secured Finance PLC 5.25%, due 1/15/21	12,470,000	13,437,822

		624,448,605

Transportation 1.1%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (b)	4,008,504	4,168,844
Florida East Coast Railway Corp. 8.125%, due 2/1/17	49,019,000	52,511,604
Syncreon Global Ireland, Ltd. / Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (a)	37,370,000	39,799,050

		96,479,498

Trucking & Leasing 0.5%
NESCO LLC / NESCO Holdings Corp. 11.75%, due 4/15/17 (a)	17,155,000	19,299,375
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19 (a)	25,970,000	28,567,000

		47,866,375

Vitamins & Nutrition Products 0.4%
Alphabet Holding Co., Inc. 7.75%, due 11/1/17 (a)(b)	35,154,000	36,735,930

Total Corporate Bonds (Cost $7,575,096,949)		8,168,023,121

	Principal Amount	Value

Loan Assignments & Participations 1.3% (i)
Auto Manufacturers 0.3%
Chrysler Group LLC Term Loan B 6.00%, due 5/24/17	$23,263,224	$23,592,655

Finance 0.1%
Ocwen Financial Corp. Term Loan 5.00%, due 2/15/18	5,975,000	6,066,495

Finance—Investment Banker/Broker 0.1%
VFH Parent LLC Refi Term Loan B 5.805%, due 7/8/16	11,646,646	11,758,256

Finance—Other Services 0.2%
BATS Global Markets, Inc. Term Loan 7.00%, due 12/14/18	16,362,500	16,403,406

Healthcare, Education & Childcare 0.1%
Patheon, Inc. Term Loan 7.25%, due 12/6/18	14,203,625	14,487,697

Lodging 0.2%
Cannery Casino Resorts LLC
New Term Loan B
6.00%, due 10/2/18	8,656,500	8,833,240
New 2nd Lien Term Loan
10.00%, due 10/2/19	11,640,000	11,421,750

		20,254,990

Miscellaneous—Manufacturing 0.2%
FGI Operating Co. LLC Term Loan 5.50%, due 4/19/19	21,718,190	21,718,190

Personal, Food & Miscellaneous Services 0.1%
Dunkin’ Brands, Inc. Term Loan B3 3.75%, due 2/14/20	5,983,774	6,042,541

Total Loan Assignments & Participations (Cost $117,748,415)		120,324,230

Yankee Bonds 0.8% (j)
Forest Products & Paper 0.5%
Smurfit Kappa Treasury Funding Ltd. 7.50%, due 11/20/25	37,630,000	41,769,300

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Yankee Bonds (continued)
Insurance 0.2%
Fairfax Financial Holdings, Ltd.
7.375%, due 4/15/18	$9,497,000	$11,213,754
7.75%, due 7/15/37	2,050,000	2,359,529
8.30%, due 4/15/26	5,395,000	6,841,772

		20,415,055

Mining 0.1%
Thompson Creek Metals Co., Inc. 9.75%, due 12/1/17	5,135,000	5,481,612

Total Yankee Bonds (Cost $54,832,852)		67,665,967

Total Long-Term Bonds (Cost $7,791,235,629)		8,401,262,326

	Shares
Common Stocks 0.9%
Coal 0.0%‡
Upstate NY Power Producers (c)(d)(e)(h)	51,473	875,041

Entertainment 0.0%‡
Affinity Gaming LLC (c)(d)	275,000	3,471,875

Lodging 0.0%‡
Majestic Star Casino LLC Membership Units (c)(d)(e)	446,020	847,438

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (d)(e)(h)	717,799	6,395,589

Mining 0.3%
Goldcorp, Inc.	860,400	25,450,632

Telecommunications 0.5%
MetroPCS Communications, Inc. (h)	3,392,264	40,164,406

Total Common Stocks (Cost $79,020,677)		77,204,981

Preferred Stock 0.1%
Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	414,600	11,355,894

Total Preferred Stock (Cost $10,172,918)		11,355,894

	Number of Warrants	Value

Warrants 0.0%‡
Food 0.0%‡
ASG Corp. Expires 5/15/18 (c)(d)(h)	12,510	$1,563,750

Media 0.0%‡
ION Media Networks, Inc.
Second Lien
Expires 12/18/16 (c)(d)(e)(h)	1,141	12
Unsecured Debt
Expires 12/18/39 (c)(d)(e)(h)	1,126	11

		23

Total Warrants (Cost $3,435)		1,563,773

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $306,235,565 (Collateralized by Federal National Mortgage Association securities with rates between 2.11% and 2.12% and a maturity date of 11/7/2022, with a Principal Amount of $308,970,000 and a Market Value of $312,362,187)	$306,235,480	306,235,480

Total Short-Term Investment (Cost $306,235,480)		306,235,480

Total Investments (Cost $8,186,668,139) (k)	98.3%	8,797,622,454
Other Assets, Less Liabilities	1.7	153,825,065
Net Assets	100.0%	$8,951,447,519

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

(c)	Restricted security.

(d)	Illiquid security—The total market value of these securities as of April 30, 2013 is $94,371,376, which represents 1.1% of the Fund’s net assets.

(e)	Fair valued security—The total market value of these securities as of April 30, 2013 is $79,693,251, which represents 0.9% of the Fund’s net assets.

(f)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

22	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(g)	Issue in default.

(h)	Non-income producing security.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the weighted average interest rate of all contracts within the floating rate loan facility as of April 30, 2013.
(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	As of April 30, 2013, cost is $8,196,311,704 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$638,848,042
Gross unrealized depreciation	(37,537,292)

Net unrealized appreciation	$601,310,750

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$40,170,574	$5,078,434	$45,249,008
Corporate Bonds (c)	—	8,101,526,395	66,496,726	8,168,023,121
Loan Assignments & Participations (d)	—	103,920,824	16,403,406	120,324,230
Yankee Bonds	—	67,665,967	—	67,665,967

Total Long-Term Bonds	—	8,313,283,760	87,978,566	8,401,262,326

Common Stocks (e)	69,086,913	—	8,118,068	77,204,981
Preferred Stock	11,355,894	—	—	11,355,894
Warrants (f)	1,563,750	—	23	1,563,773
Short-Term Investment
Repurchase Agreement	—	306,235,480	—	306,235,480

Total Investments in Securities	$82,006,557	$8,619,519,240	$96,096,657	$8,797,622,454

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $5,072,280 and $6,154 are held in Coal and Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $423,680, $36,212,688, $23,937,000 and $5,923,358 are held in Commercial Services, Entertainment, Food and Metal Fabricate & Hardware, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	Includes $16,403,406 of Level 3 securities held in Finance-Other Services within Loan Assignments & Participations whose value was obtained from an independent pricing service which utilized a single broker quote to determine such value as referenced in the Portfolio of Investments.

(e)	The Level 3 securities valued at $875,041, $847,438 and $6,395,589 are held in Coal, Lodging and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $23 are held in Media within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

During the six-month period ended April 30, 2013, a corporate bond with a total value of $4,936,759 transferred from Level 2 to Level 3. The transfer occurred as a result of the corporate bond being valued by methods deemed in good faith by the Fund’s valuation Committee utilizing significant unobservable inputs as of April 30, 2013.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2013 (a)
Long-Term Bonds
Convertible Bonds
Coal	$4,644,000	$—	$—	$84,280	$344,000	(b)	$—		$—	$—	$5,072,280	$84,280
Internet	6,154	—	—	—	—		—		—	—	6,154	—
Corporate Bonds
Auto Parts & Equipment	23,166	—	—	(23,166)	—		—		—	—	—	—
Commercial Services	423,680	—	—	—	—		—		—	—	423,680	—
Electric	1,584,413	(453)	(239,981)	453	—		(1,344,432	) (c)	—	—	—	—
Entertainment	601,972	13,879	13,623	710,761	35,000,000		(127,547	) (c)	—	—	36,212,688	710,761
Food	24,114,750	—	—	(177,750)	—		—		—	—	23,937,000	(177,750)
Insurance	33,264	—	(11,138,510)	11,105,246	—		—		—	—	—	—
Metal, Fabricate & Hardware	—	6,236	—	506,926	473,437		—		4,936,759	—	5,923,358	506,926
Loan Assignments & Participations
Apparel	10,897,400	3,860	409,892	(413,752)	—		(10,897,400	) (c)	—	—	—	—
Finance	9,311,347	7,242	49,323	(142,604)	—		(9,225,308	) (c)	—	—	—	—
Finance—Other Services	—	45,654	37,029	975,858	15,982,365		(637,500	) (c)	—	—	16,403,406	975,858
Lodging	10,820,350	5,377	—	135,427	—		(10,961,154	) (c)	—	—	—	—
Metal, Fabricate & Hardware	18,367,500	—	—	—	—		(18,367,500	) (c)	—	—	—	—
Common Stocks
Coal	875,041	—	—	—	—		—		—	—	875,041	—
Lodging	892,040	—	—	(44,602)	—		—		—	—	847,438	(44,602)
Media	155,074	—	(5,770,382)	5,615,308	—		—		—	—	—	—
Metal, Fabricate & Hardware	4,263,726	—	—	2,131,863	—		—		—	—	6,395,589	2,131,863
Warrants
Media	23	—	—	—	—		—		—	—	23	—

Total	$87,013,900	$81,795	$(16,639,006)	$20,464,248	$51,799,802		$(51,560,841)		$4,936,759	$—	$96,096,657	$4,187,336

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include principal reductions.

24	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $8,186,668,139)	$8,797,622,454
Cash	35,688
Receivables:
Dividends and interest	162,911,282
Fund shares sold	41,608,999
Investment securities sold	37,955,139
Other assets	421,386

Total assets	9,040,554,948

Liabilities
Payables:
Investment securities purchased	56,112,983
Fund shares redeemed	15,522,151
Manager (See Note 3)	3,963,070
Transfer agent (See Note 3)	2,251,981
NYLIFE Distributors (See Note 3)	1,805,542
Shareholder communication	361,125
Professional fees	64,809
Trustees	20,594
Custodian	7,071
Accrued expenses	24,851
Dividend payable	8,973,252

Total liabilities	89,107,429

Net assets	$8,951,447,519

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$14,405,518
Additional paid-in capital	8,611,721,613

8,626,127,131
Distributions in excess of net investment income	(48,978,794)
Accumulated net realized gain (loss) on investments	(236,655,133)
Net unrealized appreciation (depreciation) on investments	610,954,315

Net assets	$8,951,447,519

Investor Class
Net assets applicable to outstanding shares	$314,461,825

Shares of beneficial interest outstanding	50,159,937

Net asset value per share outstanding	$6.27
Maximum sales charge (4.50% of offering price)	0.30

Maximum offering price per share outstanding	$6.57

Class A
Net assets applicable to outstanding shares	$4,180,736,245

Shares of beneficial interest outstanding	672,788,708

Net asset value per share outstanding	$6.21
Maximum sales charge (4.50% of offering price)	0.29

Maximum offering price per share outstanding	$6.50

Class B
Net assets applicable to outstanding shares	$220,924,616

Shares of beneficial interest outstanding	35,723,875

Net asset value and offering price per share outstanding	$6.18

Class C
Net assets applicable to outstanding shares	$864,117,796

Shares of beneficial interest outstanding	139,689,221

Net asset value and offering price per share outstanding	$6.19

Class I
Net assets applicable to outstanding shares	$3,356,061,506

Shares of beneficial interest outstanding	539,753,460

Net asset value and offering price per share outstanding	$6.22

Class R1
Net assets applicable to outstanding shares	$27,826

Shares of beneficial interest outstanding	4,479

Net asset value and offering price per share outstanding	$6.21

Class R2
Net assets applicable to outstanding shares	$15,117,705

Shares of beneficial interest outstanding	2,432,094

Net asset value and offering price per share outstanding	$6.22

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$300,848,085
Dividends (a)	606,676

Total income	301,454,761

Expenses
Manager (See Note 3)	23,519,604
Distribution/Service—Investor Class (See Note 3)	379,917
Distribution/Service—Class A (See Note 3)	5,119,659
Distribution/Service—Class B (See Note 3)	1,107,268
Distribution/Service—Class C (See Note 3)	4,167,527
Distribution/Service—Class R2 (See Note 3)	19,181
Transfer agent (See Note 3)	7,396,478
Shareholder communication	637,219
Professional fees	195,484
Registration	137,767
Trustees	100,383
Custodian	38,421
Shareholder service (See Note 3)	7,684
Miscellaneous	118,597

Total expenses	42,945,189

Net investment income (loss)	258,509,572

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	79,096,442
Net change in unrealized appreciation (depreciation) on investments	151,125,384

Net realized and unrealized gain (loss) on investments	230,221,826

Net increase (decrease) in net assets resulting from operations	$488,731,398

(a)	Dividends recorded net of foreign withholding taxes in the amount of $32,438.

26	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$258,509,572	$473,017,437
Net realized gain (loss) on investments and foreign currency transactions	79,096,442	71,387,872
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	151,125,384	277,786,667

Net increase (decrease) in net assets resulting from operations	488,731,398	822,191,976

Dividends to shareholders:
From net investment income:
Investor Class	(10,378,140)	(20,410,149)
Class A	(141,325,805)	(262,174,237)
Class B	(6,807,608)	(15,149,227)
Class C	(25,741,958)	(46,677,653)
Class I	(112,135,888)	(169,537,188)
Class R1	(945)	(612)
Class R2	(529,793)	(796,551)

Total dividends to shareholders	(296,920,137)	(514,745,617)

Capital share transactions:
Net proceeds from sale of shares	1,329,047,418	3,214,367,404
Net asset value of shares issued to shareholders in reinvestment of dividends	243,076,356	395,312,467
Cost of shares redeemed	(1,238,058,041)	(1,839,351,086)

Increase (decrease) in net assets derived from capital share transactions	334,065,733	1,770,328,785

Net increase (decrease) in net assets	525,876,994	2,077,775,144

Net Assets
Beginning of period	8,425,570,525	6,347,795,381

End of period	$8,951,447,519	$8,425,570,525

Distributions in excess of net investment income at end of period	$(48,978,794)	$(10,568,229)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.13		$5.88	$5.97	$5.60	$4.63	$5.97

Net investment income (loss) (a)	0.18		0.39	0.41	0.41	0.40	0.28
Net realized and unrealized gain (loss) on investments	0.17		0.28	(0.08)	0.38	1.01	(1.33)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.35		0.67	0.33	0.79	1.41	(1.05)

Less dividends and distributions:
From net investment income	(0.21)		(0.42)	(0.42)	(0.41)	(0.41)	(0.28)
Return of capital	—		—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.21)		(0.42)	(0.42)	(0.42)	(0.44)	(0.29)

Redemption fee (a)(b)	—		—	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.27		$6.13	$5.88	$5.97	$5.60	$4.63

Total investment return (c)	5.81	%(d)	11.82%	5.69%	14.73%	32.60%	(18.54	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.01	%††	6.53%	6.80%	7.03%	8.18%	7.31	% ††
Net expenses	1.01	%††	1.03%	1.05%	1.08%	1.15%	1.16	% ††
Portfolio turnover rate	18%		29%	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$314,462		$301,074	$285,656	$282,489	$265,507	$201,850

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

28	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.08		$5.84	$5.92	$5.56	$4.60	$6.35

Net investment income (loss) (a)	0.18		0.39	0.41	0.40	0.40	0.43
Net realized and unrealized gain (loss) on investments	0.16		0.27	(0.07)	0.39	1.00	(1.74)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.34		0.66	0.34	0.79	1.40	(1.31)

Less dividends and distributions:
From net investment income	(0.21)		(0.42)	(0.42)	(0.42)	(0.41)	(0.43)
Return of capital	—		—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.21)		(0.42)	(0.42)	(0.43)	(0.44)	(0.44)

Redemption fee (a)(b)	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.21		$6.08	$5.84	$5.92	$5.56	$4.60

Total investment return (c)	5.70	%(d)	11.76%	5.94%	14.69%	32.74%	(22.00%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.02	%††	6.56%	6.86%	7.07%	8.19%	7.33%
Net expenses	1.00	%††	1.00%	0.99%	1.03%	1.08%	1.07%
Portfolio turnover rate	18%		29%	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$4,180,736		$4,086,134	$3,355,007	$3,409,419	$3,169,962	$1,835,090

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.05		$5.81	$5.90	$5.54	$4.57	$6.31

Net investment income (loss) (a)	0.16		0.34	0.36	0.36	0.36	0.38
Net realized and unrealized gain (loss) on investments	0.16		0.27	(0.08)	0.38	1.00	(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.32		0.61	0.28	0.74	1.36	(1.35)

Less dividends and distributions:
From net investment income	(0.19)		(0.37)	(0.37)	(0.37)	(0.36)	(0.38)
Return of capital	—		—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.19)		(0.37)	(0.37)	(0.38)	(0.39)	(0.39)

Redemption fee (a)(b)	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.18		$6.05	$5.81	$5.90	$5.54	$4.57

Total investment return (c)	5.32	%(d)	10.94%	4.95%	13.81%	31.57%	(22.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.26	%††	5.78%	6.05%	6.27%	7.49%	6.53%
Net expenses	1.76	%††	1.78%	1.80%	1.83%	1.91%	1.86%
Portfolio turnover rate	18%		29%	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$220,925		$221,723	$267,752	$375,368	$453,918	$431,398

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

30	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.05		$5.81	$5.90	$5.54	$4.57	$6.31

Net investment income (loss) (a)	0.16		0.34	0.36	0.36	0.36	0.38
Net realized and unrealized gain (loss) on investments	0.17		0.27	(0.08)	0.38	1.00	(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.33		0.61	0.28	0.74	1.36	(1.35)

Less dividends and distributions:
From net investment income	(0.19)		(0.37)	(0.37)	(0.37)	(0.36)	(0.38)
Return of capital	—		—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.19)		(0.37)	(0.37)	(0.38)	(0.39)	(0.39)

Redemption fee (a)(b)	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.19		$6.05	$5.81	$5.90	$5.54	$4.57

Total investment return (c)	5.49	%(d)	10.93%	4.95%	13.81%	31.57%	(22.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.26	%††	5.78%	6.05%	6.28%	7.29%	6.54%
Net expenses	1.76	%††	1.78%	1.80%	1.83%	1.90%	1.86%
Portfolio turnover rate	18%		29%	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$864,118		$819,807	$654,224	$698,491	$651,209	$276,418

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.08		$5.84	$5.92	$5.56	$4.60	$6.35

Net investment income (loss) (a)	0.19		0.40	0.42	0.42	0.41	0.44
Net realized and unrealized gain (loss) on investments	0.17		0.28	(0.06)	0.38	1.00	(1.73)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.36		0.68	0.36	0.80	1.41	(1.29)

Less dividends and distributions:
From net investment income	(0.22)		(0.44)	(0.44)	(0.43)	(0.42)	(0.45)
Return of capital	—		—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.22)		(0.44)	(0.44)	(0.44)	(0.45)	(0.46)

Redemption fee (a)(b)	—		—	—	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$6.22		$6.08	$5.84	$5.92	$5.56	$4.60

Total investment return (c)	5.99	%(d)	12.02%	6.19%	14.98%	32.84%	(21.63%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.28	%††	6.81%	7.11%	7.34%	8.38%	7.57%
Net expenses	0.75	%††	0.75%	0.74%	0.78%	0.83%	0.87%
Portfolio turnover rate	18%		29%	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$3,356,062		$2,982,526	$1,775,230	$1,736,365	$1,141,889	$508,239

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(d)	Total investment return is not annualized.

32	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		June 29, 2012** through October 31,
	2013*		2012
Net asset value at beginning of period	$6.08		$5.92

Net investment income (loss) (a)	0.19		0.14
Net realized and unrealized gain (loss) on investments	0.16		0.16
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00	‡

Total from investment operations	0.35		0.30

Less dividends:
From net investment income	(0.22)		(0.14)

Net asset value at end of period	$6.21		$6.08

Total investment return (b)	5.78	%(c)	5.17	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.18	%††	6.49	%††
Net expenses	0.84	%††	0.87	%††
Portfolio turnover rate	18%		29%
Net assets at end of period (in 000’s)	$28		$26

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,				May 1, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$6.08		$5.84	$5.93	$5.56	$4.60	$5.99

Net investment income (loss) (a)	0.18		0.38	0.40	0.40	0.39	0.21
Net realized and unrealized gain (loss) on investments	0.17		0.28	(0.07)	0.39	1.01	(1.38)
Net realized and unrealized gain (loss) on foreign currency transactions	—		0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.35		0.66	0.33	0.79	1.40	(1.17)

Less dividends and distributions:
From net investment income	(0.21)		(0.42)	(0.42)	(0.41)	(0.41)	(0.21)
Return of capital	—		—	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.21)		(0.42)	(0.42)	(0.42)	(0.44)	(0.22)

Redemption fee (a)(b)	—		—	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$6.22		$6.08	$5.84	$5.93	$5.56	$4.60

Total investment return (c)	5.82	%(d)	11.66%	5.67%	14.78%	32.31%	(20.13	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.92	%††	6.46%	6.76%	6.99%	7.59%	7.48	% ††
Net expenses	1.10	%††	1.10%	1.09%	1.13%	1.18%	1.20	% ††
Portfolio turnover rate	18%		29%	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$15,118		$14,280	$9,927	$9,120	$6,240	$41

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

34	MainStay High Yield Corporate Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers seven classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Class R1 shares commenced operations on June 29, 2012. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions of such shares made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1 and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The seven classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1 and Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $79,693,251 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are

36	MainStay High Yield Corporate Bond Fund

generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments, the Manager may consider additional factors such as liquidity of the Fund’s investments. As of April 30, 2013, the Fund held security with a value of $16,403,406 that was valued by a single broker quote and/or deemed to be illiquid.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Fund’s Level 3 securities are outlined in the tables below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 4/30/13	Valuation Technique	Unobservable Inputs	Range
Convertible Bond ( 2 positions)	$5,078,434	Income/Market Approach	Estimated Recovery Rate	$0.00 - $0.01
			Liquidity Discount	20%
			Discount Rate	9%
Corporate Bonds ( 6 positions)	66,496,726	Income/Market Approach	Estimated Remaining Cash/Collateral	$324M
			Liquidity Discount	15%
			Offered Quote	$101.5
			Discount Rate	30%
			Distribution Percentage	73%
			EBITDA Multiple	12
			Probability of Success	20%
			Call Price	$100
Loan Assignments & Participations ( 1 position)	16,403,406	Income/Market Approach	Offered Quote	$100.25
Common Stocks ( 3 positions)	8,118,068	Income/Market Approach	Estimated Remaining Claims/Value	$0.01
			Liquidity Discount	10% - 20%
			Offered Quote	$2
			EBITDA Multiple	5.5
Warrants ( 2 positions)	23	Income Approach	Probability of Liquidity Event	0%

	$96,096,657

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2013, the Fund did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market	value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security.

38	MainStay High Yield Corporate Bond Fund

Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights.

(K)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(L)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(M)  Concentration of Risk.  The Fund’s principal investments include high-yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$1,563,773	$1,563,773

Total Fair Value		$1,563,773	$1,563,773

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net realized gain (loss) on investments/security transactions	$57	$57

Total Realized Gain (Loss)		$57	$57

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$1,188,450	$1,188,450

Total Change in Unrealized Appreciation (Depreciation)		$1,188,450	$1,188,450

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	15,168	15,168

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.55% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $23,519,604.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

For the six-month period ended April 30, 2013, the Fund incurred shareholder service fees of $7,684.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $88,257 and $636,203, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $41, $24,855, $97,661 and $58,328, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

40	MainStay High Yield Corporate Bond Fund

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$282,113
Class A	3,475,749
Class B	205,486
Class C	773,650
Class I	2,646,438
Class R1	23
Class R2	13,019

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$5,664,402	0.2%
Class R1	27,651	99.4

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $306,142,877 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016 2017	$37,519 268,624	$	— —
Total	$306,143		$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from: Ordinary Income	$514,745,617

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2013, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Principal Amount/ Number of Warrants/ Shares	Cost		4/30/13 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	5/4/12	275,000	$3,093,750		$3,471,875	0.04%
ASG Corp. Warrant Expires 5/15/18	4/30/10	12,510	—		1,563,750	0.02
At Home Corp. Convertible Bond 4.75%, due 12/31/49	5/29/01	$61,533,853	0	(a)	6,154	0.00	‡
ION Media Networks, Inc. Warrant, Unsecured Debt, Expires 12/18/16	3/12/10	1,126	3,435		11	0.00	‡
Warrant, Second Lien, Expires 12/18/39	12/20/10	1,141	—		12	0.00	‡
Majestic Star Casino LLC Membership Units Common Stock	12/1/11	446,020	892,040		847,438	0.01
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares)
Corporate Bond 6.50%	1/23/08	$460,000	—		7,360	0.00	‡
Corporate Bond 9.75%	9/3/09	$26,020,000	—		416,320	0.00	‡
Somerset Cayuga Holding Co., Inc. (PIK) Convertible Bond 20.00%, due 6/15/17	6/29/12	$3,757,244	3,784,000		5,072,280	0.06
Sterling Entertainment Enterprise LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$35,000,000	35,000,000		35,700,000	0.40
TreeHouse Foods, Inc. Corporate Bond 6.03%, due 9/30/13	2/22/10–2/24/10	$23,700,000	23,344,500		23,937,000	0.27
Upstate NY Power Producers Common Stock	5/11/99–2/28/11	51,473	875,042		875,041	0.01
Total			$66,992,767		$71,897,241	0.81%

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

42	MainStay High Yield Corporate Bond Fund

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $1,843,853 and $1,506,738, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	3,927,678	$24,346,338
Shares issued to shareholders in reinvestment of dividends	1,522,499	9,416,306
Shares redeemed	(3,303,525)	(20,469,435)

Net increase (decrease) in shares outstanding before conversion	2,146,652	13,293,209
Shares converted into Investor Class (See Note 1)	1,983,793	12,331,639
Shares converted from Investor Class (See Note 1)	(3,084,167)	(19,132,850)

Net increase (decrease)	1,046,278	$6,491,998

Year ended October 31, 2012:
Shares sold	7,022,882	$42,082,705
Shares issued to shareholders in reinvestment of dividends	3,071,615	18,351,068
Shares redeemed	(6,538,943)	(39,082,873)

Net increase (decrease) in shares outstanding before conversion	3,555,554	21,350,900
Shares converted into Investor Class (See Note 1)	4,234,891	25,323,256
Shares converted from Investor Class (See Note 1)	(7,225,762)	(43,507,617)

Net increase (decrease)	564,683	$3,166,539

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	77,069,804	$472,974,338
Shares issued to shareholders in reinvestment of dividends	18,155,473	111,344,293
Shares redeemed	(98,903,257)	(607,140,161)

Net increase (decrease) in shares outstanding before conversion	(3,677,980)	(22,821,530)
Shares converted into Class A (See Note 1)	4,876,718	29,995,331
Shares converted from Class A (See Note 1)	(669,176)	(4,142,200)

Net increase (decrease)	529,562	$3,031,601

Year ended October 31, 2012:
Shares sold	193,127,685	$1,146,792,748
Shares issued to shareholders in reinvestment of dividends	32,625,015	193,460,933
Shares redeemed	(142,057,127)	(841,837,904)

Net increase (decrease) in shares outstanding before conversion	83,695,573	498,415,777
Shares converted into Class A (See Note 1)	14,730,943	87,433,351
Shares converted from Class A (See Note 1)	(1,103,995)	(6,662,559)

Net increase (decrease)	97,322,521	$579,186,569

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	4,413,561	$26,939,719
Shares issued to shareholders in reinvestment of dividends	943,078	5,757,107
Shares redeemed	(3,167,048)	(19,353,335)

Net increase (decrease) in shares outstanding before conversion	2,189,591	13,343,491
Shares converted from Class B (See Note 1)	(3,115,677)	(19,051,920)

Net increase (decrease)	(926,086)	$(5,708,429)

Year ended October 31, 2012:
Shares sold	6,604,436	$38,989,318
Shares issued to shareholders in reinvestment of dividends	2,050,794	12,084,707
Shares redeemed	(7,427,186)	(43,862,277)

Net increase (decrease) in shares outstanding before conversion	1,228,044	7,211,748
Shares converted from Class B (See Note 1)	(10,662,616)	(62,586,431)

Net increase (decrease)	(9,434,572)	$(55,374,683)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	15,655,693	$95,754,115
Shares issued to shareholders in reinvestment of dividends	3,022,219	18,456,632
Shares redeemed	(14,457,759)	(88,415,527)

Net increase (decrease)	4,220,153	$25,795,220

Year ended October 31, 2012:
Shares sold	36,115,148	$213,680,344
Shares issued to shareholders in reinvestment of dividends	5,245,653	30,986,839
Shares redeemed	(18,460,357)	(109,192,900)

Net increase (decrease)	22,900,444	$135,474,283

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	114,532,040	$704,793,590
Shares issued to shareholders in reinvestment of dividends	15,923,397	97,701,891
Shares redeemed	(81,140,262)	(498,540,226)

Net increase (decrease)	49,315,175	$303,955,255

Year ended October 31, 2012:
Shares sold	297,440,593	$1,764,443,264
Shares issued to shareholders in reinvestment of dividends	23,496,250	139,728,874
Shares redeemed	(134,590,051)	(800,213,225)

Net increase (decrease)	186,346,792	$1,103,958,913

mainstayinvestments.com	43

Notes to Financial Statements (Unaudited) (continued)

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares issued to shareholders in reinvestment of dividends	155	$945

Net increase (decrease)	155	$945

Year ended October 31, 2012:
Shares sold	4,223	$25,000
Shares issued to shareholders in reinvestment of dividends	101	612

Net increase (decrease)	4,324	$25,612

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	692,668	$4,239,318
Shares issued to shareholders in reinvestment of dividends	65,082	399,182
Shares redeemed	(673,904)	(4,139,357)

Net increase (decrease)	83,846	$499,143

Year ended October 31, 2012:
Shares sold	1,402,056	$8,354,025
Shares issued to shareholders in reinvestment of dividends	117,875	699,434
Shares redeemed	(871,521)	(5,161,907)

Net increase (decrease)	648,410	$3,891,552

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	45

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

46	MainStay High Yield Corporate Bond Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	47

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48	MainStay High Yield Corporate Bond Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30403 MS175-13	MSHY10-06/13 NL008

MainStay Money Market Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge	Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3,4]	No Sales Charge	0.00%	0.01%	0.19%	1.44%	0.91%
Class A Shares[3]	No Sales Charge	0.00	0.01	0.22	1.46	0.69
Class B Shares[3]	No Sales Charge	0.00	0.01	0.19	1.44	0.91
Class C Shares[3]	No Sales Charge	0.00	0.01	0.19	1.44	0.91

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2013, MainStay Money Market Fund had an effective 7-day yield of 0.01% for Investor Class, Class A, B and C shares. The 7-day current yield was 0.01% for Investor Class, Class A, B and C shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.73%, –0.48%, –0.73%, and –0.73%, for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been –0.74%, –0.48%, –0.74%, and –0.74%, for Investor Class, Class A, B and C shares, respectively. The current yield reflects the Fund’s earnings better than does the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[5]	0.01%	0.02%	0.28%	1.42%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,000.00	$0.89	$1,023.90	$0.90

Class A Shares	$1,000.00	$1,000.00	$0.89	$1,023.90	$0.90

Class B Shares	$1,000.00	$1,000.00	$0.89	$1,023.90	$0.90

Class C Shares	$1,000.00	$1,000.00	$0.89	$1,023.90	$0.90

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.18% for Investor Class, Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Thomas J. Girard and David E. Clement, CFA, of New York Life Investments,1 the Fund’s Manager.

How did MainStay Money Market Fund perform relative to its peers during the six months ended April 30, 2013?

As of April 30, 2013, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the six months ended April 30, 2013, all share classes returned 0.00%. All share classes underperformed the 0.01% return of the average Lipper2 money market fund for the six months ended April 30, 2013.

What factors affected the Fund’s performance during the reporting period?

During the reporting period, rallying U.S. Treasury bills helped contain yields on industrial commercial paper, one of the bellwether investments in the Fund. Asset-backed security (ABS) issuance was robust in the first quarter of 2013, allowing the Fund to continue to participate in this relatively inexpensive subsector. We often use repurchase agreements to help manage the Fund’s liquidity position. As dealers tightened the amount of collateral they had on their balance sheets during the reporting period, repurchase agreements became less attractive. This had a negative impact on the Fund’s performance.

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration target between 50 and 55 days. This target allowed the Fund to participate in the asset-backed securities sector, which enjoyed robust issuance during the reporting period. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.) Because asset-backed securities lengthened the average life of the Fund, we reduced the Fund’s participation in longer dated (12–13 month) U.S. Treasury coupons during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The continued low short-term interest-rate environment kept our strategy weighted toward a longer average weighted duration throughout the reporting period. A flattening short-term U.S. Treasury yield curve4 muted our investment in longer-dated U.S. Treasury securities. During the reporting period, rallying repurchase agreement yields moved the Fund into shorter-dated credit securities such as commercial paper.

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The strongest positive contributors to the Fund’s performance were asset-backed securities and floating-rate corporate securities. The weakest contributors to the Fund’s performance were its repurchase agreements and U.S. Treasury securities.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases included a National Rural Utilities Cooperative Finance floating-rate note due 2/18/14, a Wells Fargo Bank floating-rate note due 3/7/14, a Fifth Third Auto Trust 2013-A A1 ABS note due 4/15/14 and a ARI Fleet Lease 2013-A A1 ABS note due 4/15/14. Since the Fund typically holds securities until they mature, there were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in commercial paper and certificates of deposit. Over the same period, we decreased the Fund’s weightings in U.S. Treasury securities, agency securities and repurchase agreements.

1.	“New York Life Investments” is a service mark used by New York Life Investment Management LLC.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration for money market funds is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Amortized Cost

Short-Term Investments 102.1%†
Asset-Backed Commercial Paper 0.8%
Straight-A Funding LLC 0.13%, due 5/29/13 (a)(b)	$3,440,000	$3,439,652

Certificates of Deposit 8.6%
Bank of Montreal 0.17%, due 5/2/13	9,505,000	9,505,000
Bank of Nova Scotia 0.15%, due 5/1/13	8,000,000	8,000,000
Royal Bank of Canada 0.36%, due 1/30/14 (c)	3,775,000	3,775,000
Toronto-Dominion Bank (The) 0.249%, due 11/15/13 (c)	4,600,000	4,600,000
Toronto-Dominion Holdings U.S.A., Inc.
0.204%, due 7/2/13 (c)	3,730,000	3,730,000
0.276%, due 10/21/13 (c)	3,835,000	3,835,000
Wells Fargo Bank NA 0.25%, due 3/7/14	4,000,000	4,000,000

		37,445,000

Financial Company Commercial Paper 17.3%
Caterpillar Financial Services Corp. 0.12%, due 5/24/13 (b)	9,460,000	9,459,275
CPPIB Capital, Inc. 0.12%, due 5/14/13 (a)(b)	3,800,000	3,799,835
JPMorgan Chase & Co. 0.358%, due 1/16/14 (b)	3,800,000	3,800,000
Massachusetts Mutual Life Insurance Co. 0.16%, due 5/16/13 (a)(b)	5,710,000	5,709,619
National Rural Utilities Cooperative Finance Corp.
0.10%, due 5/2/13 (b)	2,035,000	2,034,994
0.13%, due 5/6/13 (b)	3,760,000	3,759,932
0.15%, due 5/10/13 (b)	3,790,000	3,789,858
Nationwide Life Insurance Co. 0.21%, due 5/7/13 (a)(b)	3,980,000	3,979,861
Nestle Finance International Ltd. 0.11%, due 5/8/13 (b)	3,800,000	3,799,919
PACCAR Financial Corp.
0.09%, due 5/31/13 (b)	3,825,000	3,824,713
0.10%, due 5/3/13 (b)	4,190,000	4,189,977
0.12%, due 5/9/13 (b)	2,625,000	2,624,930
Principal Life Insurance Co. 0.14%, due 5/15/13 (a)(b)	9,500,000	9,499,483
U.S. Bank NA 0.13%, due 5/6/13 (b)	9,570,000	9,570,000
Westpac Banking Corp. 0.57%, due 5/3/13 (a)(b)	5,545,000	5,545,000

		75,387,396

	Principal Amount	Amortized Cost

Government Agency Debt 3.4%
Federal Farm Credit Bank 0.05%, due 5/24/13 (b)	$4,200,000	$4,199,866
Federal National Mortgage Association 0.05%, due 5/1/13 (b)	6,765,000	6,765,000
Tennessee Valley Authority 0.055%, due 5/9/13 (b)	3,800,000	3,799,953

		14,764,819

Government Agency Repurchase Agreement 1.4%
TD Securities (U.S.A.) LLC 0.14%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $6,000,023 (Collateralized by a Federal National Mortgage Association security with a rate of 4.00% and maturity date of 5/1/42, with a Principal Amount of $5,919,972 and a Market Value of $6,120,001)	6,000,000	6,000,000

Other Commercial Paper 42.8%
Air Products & Chemicals, Inc.
0.10%, due 5/22/13 (a)(b)	5,740,000	5,739,665
0.12%, due 5/23/13 (a)(b)	5,485,000	5,484,598
Bristol-Myers Squibb Co. 0.101%, due 5/13/13 (b)	9,565,000	9,564,681
Coca-Cola Co. (The) 0.10%, due 5/2/13 (a)(b)	5,700,000	5,699,984
ConocoPhillips Qatar Funding Ltd.
0.12%, due 5/17/13 (a)(b)	3,445,000	3,444,816
0.12%, due 5/24/13 (a)(b)	1,970,000	1,969,849
0.15%, due 5/29/13 (a)(b)	5,740,000	5,739,330
Dover Corp. 0.11%, due 5/7/13 (a)(b)	2,565,000	2,564,953
Eli Lilly & Co. 0.10%, due 5/8/13 (a)(b)	9,500,000	9,499,815
Florida Power & Light Co. 0.17%, due 5/13/13 (b)	7,000,000	6,999,603
Henkel of America, Inc. 0.10%, due 5/10/13 (a)(b)	7,610,000	7,609,810
Honeywell International, Inc. 0.15%, due 5/30/13 (a)(b)	3,395,000	3,394,590
John Deere Bank SA
0.12%, due 5/2/13 (a)(b)	3,800,000	3,799,987
0.12%, due 5/16/13 (a)(b)	7,600,000	7,599,620
Kimberly-Clark Worldwide, Inc. 0.08%, due 5/13/13 (a)(b)	6,300,000	6,299,832
Novartis Finance Corp. 0.10%, due 5/7/13 (a)(b)	5,740,000	5,739,904

†	Percentages indicated are based on Fund net assets.

10	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Other Commercial Paper (continued)
NSTAR Electric Co.
0.24%, due 5/8/13 (b)	$6,000,000	$5,999,720
0.25%, due 5/10/13 (b)	3,330,000	3,329,792
Parker Hannifin Corp. 0.14%, due 6/18/13 (a)(b)	5,715,000	5,713,933
Praxair, Inc.
0.08%, due 5/3/13 (b)	7,460,000	7,459,967
0.09%, due 5/1/13 (b)	2,285,000	2,285,000
Province of Ontario Canada
0.12%, due 5/23/13 (b)	8,870,000	8,869,350
0.14%, due 7/11/13 (b)	3,805,000	3,803,950
Province of Quebec Canada
0.11%, due 5/10/13 (a)(b)	7,615,000	7,614,791
0.12%, due 5/7/13 (a)(b)	2,710,000	2,709,946
Rockwell Collins, Inc. 0.12%, due 6/7/13 (a)(b)	5,690,000	5,689,298
Sanofi 0.16%, due 6/17/13 (a)(b)	9,500,000	9,498,016
Schlumberger Investment SA 0.14%, due 5/16/13 (a)(b)	3,425,000	3,424,800
Southern Co. (The) 0.22%, due 5/23/13 (a)(b)	3,785,000	3,784,491
Southern Co. Funding Corp. 0.20%, due 5/9/13 (a)(b)	7,150,000	7,149,682
UnitedHealth Group, Inc. 0.23%, due 5/1/13 (a)(b)	5,745,000	5,745,000
WGL Holdings, Inc. 0.17%, due 5/7/13 (a)(b)	3,445,000	3,444,902
Wisconsin Gas LLC 0.17%, due 5/9/13 (b)	8,535,000	8,534,678

		186,208,353

Other Notes 12.2%
American Honda Finance Corp. 0.323%, due 11/8/13 (a)(c)	3,805,000	3,805,000
ARI Fleet Lease Trust Series 2013-A, Class A1 0.26%, due 4/15/14 (a)	2,555,000	2,555,000
CCG Receivables Trust Series 2013-1, Class A1 0.37%, due 4/14/14 (a)	3,040,000	3,040,000
Coca-Cola Co. (The) 0.231%, due 3/14/14 (c)	3,805,000	3,805,618
Enterprise Fleet Financing LLC
Series 2013-1, Class A1 0.26%, due 3/20/14 (a)	2,281,621	2,281,621
Series 2012-2, Class A1 0.325%, due 9/20/13 (a)	995,760	995,760
Fifth Third Auto Trust Series 2013-A, Class A1 0.22%, due 4/15/14	1,692,516	1,692,516

	Principal Amount	Amortized Cost

Other Notes (continued)
GE Equipment Transportation LLC Series 2013-1, Class A1 0.26%, due 3/24/14	$1,502,425	$1,502,425
Great America Leasing Receivables Series 2013-1, Class A1 0.24%, due 2/18/14 (a)	2,918,709	2,918,709
Hyundai Auto Lease Securitization Trust 0.23%, due 3/17/14 (a)	1,700,107	1,700,107
John Deere Owner Trust Series 2013-A, Class A1 0.25%, due 5/2/14	3,795,000	3,795,000
Mercedes-Benz Auto Lease Trust Series 2013-A, Class A1 0.27%, due 5/15/14	1,905,000	1,905,000
MetLife Institutional Funding II
0.349%, due 1/10/14 (a)(c)	3,750,000	3,750,000
0.38%, due 9/12/13 (a)(c)	3,765,000	3,765,000
National Rural Utilities Cooperative Finance Corp. 0.356%, due 2/18/14 (c)	3,800,000	3,800,000
Northern Trust Corp. 5.50%, due 8/15/13	1,185,000	1,202,649
Procter & Gamble Co. (The) 0.192%, due 2/14/14 (c)	3,790,000	3,788,859
SMART Trust Series 2013-1US, Class A1 0.23%, due 1/14/14	2,432,890	2,432,890
Volkswagen Auto Loan Enhanced Trust Series 2013-1, Class A1 0.20%, due 3/20/14	2,230,049	2,230,049
Volvo Financial Equipment LLC Series 2013-1A, Class A1 0.26%, due 4/15/14 (a)	2,200,847	2,200,847

		53,167,050

Treasury Debt 8.6%
United States Treasury Notes
0.125%, due 8/31/13	3,630,000	3,628,828
0.125%, due 9/30/13	3,795,000	3,793,681
0.125%, due 12/31/13	3,790,000	3,788,761
0.25%, due 10/31/13	3,835,000	3,835,648
0.25%, due 11/30/13	3,800,000	3,800,563
0.25%, due 1/31/14	3,790,000	3,791,876
0.25%, due 2/28/14	3,795,000	3,797,174
0.375%, due 6/30/13	3,800,000	3,800,949
0.375%, due 7/31/13	3,590,000	3,591,640
0.50%, due 5/31/13	3,600,000	3,600,862

		37,429,982

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Amortized Cost

Short-Term Investments (continued)
Treasury Repurchase Agreements 7.0%
Bank of America N.A. 0.14%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $10,000,039 (Collateralized by a United States Treasury Note with a rate of 0.25% and a maturity date of 11/30/14, with a Principal Amount of $10,179,900 and a Market Value of $10,200,006)	$10,000,000	$10,000,000
Deutsche Bank Securities, Inc. 0.14%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $20,508,080 (Collateralized by a United States Treasury Note with a rate of 0.75% and a maturity date of 3/31/18, with a Principal Amount of $20,814,800 and a Market Value of $20,918,234)	20,508,000	20,508,000

		30,508,000

Total Short-Term Investments (Amortized Cost $444,350,252) (d)	102.1%	444,350,252
Other Assets, Less Liabilities	(2.1)	(9,177,235)
Net Assets	100.0%	$435,173,017

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Interest rate presented is yield to maturity.

(c)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Asset-Backed Commercial Paper	$—	$3,439,652	$—	$3,439,652
Certificates of Deposit	—	37,445,000	—	37,445,000
Financial Company Commercial Paper	—	75,387,396	—	75,387,396
Government Agency Debt	—	14,764,819	—	14,764,819
Government Agency Repurchase Agreement	—	6,000,000	—	6,000,000
Other Commercial Paper	—	186,208,353	—	186,208,353
Other Notes	—	53,167,050	—	53,167,050
Treasury Debt	—	37,429,982	—	37,429,982
Treasury Repurchase Agreements	—	30,508,000	—	30,508,000

Total Investments in Securities	$—	$444,350,252	$—	$444,350,252

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized Cost	Percent †
Aerospace & Defense	$5,689,298	1.3%
Automobile ABS	15,792,943	3.6
Banks	57,562,649	13.2
Beverages	9,505,602	2.2
Chemicals	28,579,040	6.6
Cosmetics & Personal Care	10,088,691	2.3
Electric	27,263,288	6.3
Electronics	3,394,590	0.8
Finance—Auto Loans	14,444,620	3.3
Finance—Commercial	9,459,275	2.2
Finance—Consumer Loans	11,399,607	2.6
Finance—Other Services	13,384,784	3.1
Finance-Investment Fund	3,799,835	0.9
Food	3,799,919	0.9
Gas	11,979,580	2.7
Health Care—Services	5,745,000	1.3
Insurance	26,703,963	6.1
Miscellaneous—Manufacturing	8,278,886	1.9
Oil & Gas	11,153,995	2.5
Oil & Gas Services	3,424,800	0.8
Other ABS	13,456,981	3.1
Pharmaceuticals	34,302,416	7.9
Regional (State & Province)	22,998,037	5.3
Repurchase Agreements	36,508,000	8.4
Sovereign	52,194,801	12.0
Special Purpose Entity	3,439,652	0.8

	444,350,252	102.1
Other Assets, Less Liabilities	(9,177,235)	(2.1)

Net Assets	$435,173,017	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (amortized cost $444,350,252)	$444,350,252
Cash	41
Receivables:
Fund shares sold	1,839,111
Interest	65,602
Manager (See Note 3)	41,934
Other assets	59,292

Total assets	446,356,232

Liabilities
Payables:
Investment securities purchased	9,564,681
Fund shares redeemed	1,378,444
Transfer agent (See Note 3)	176,829
Shareholder communication	30,862
Professional fees	26,033
Custodian	2,732
Trustees	1,006
Accrued expenses	2,337
Dividend payable	291

Total liabilities	11,183,215

Net assets	$435,173,017

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$4,352,193
Additional paid-in capital	430,818,244

435,170,437
Undistributed net investment income	389
Accumulated net realized gain (loss) on investments	2,191

Net assets	$435,173,017

Investor Class
Net assets applicable to outstanding shares	$58,909,613

Shares of beneficial interest outstanding	58,918,968

Net asset value and offering price per share outstanding	$1.00

Class A
Net assets applicable to outstanding shares	$268,629,824

Shares of beneficial interest outstanding	268,657,422

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$78,173,988

Shares of beneficial interest outstanding	78,181,003

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$29,459,592

Shares of beneficial interest outstanding	29,461,908

Net asset value and offering price per share outstanding	$1.00

14	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$397,306

Expenses
Manager (See Note 3)	991,359
Transfer agent (See Note 3)	486,830
Registration	48,855
Shareholder communication	33,131
Professional fees	29,925
Custodian	12,475
Trustees	5,011
Miscellaneous	8,477

Total expenses before waiver/reimbursement	1,616,063
Expense waiver/reimbursement from Manager (See Note 3)	(1,237,625)

Net expenses	378,438

Net investment income (loss)	18,868

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	477

Net increase (decrease) in net assets resulting from operations	$19,345

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,868	$39,781
Net realized gain (loss) on investments	477	1,714

Net increase (decrease) in net assets resulting from operations	19,345	41,495

Dividends to shareholders:
From net investment income:
Investor Class	(1,959)	(2,729)
Class A	(12,399)	(28,256)
Class B	(3,229)	(6,389)
Class C	(1,279)	(2,410)

Total dividends to shareholders	(18,866)	(39,784)

Capital share transactions:
Net proceeds from sale of shares	268,562,718	485,458,380
Net asset value of shares issued to shareholders in reinvestment of dividends	18,148	39,626
Cost of shares redeemed	(264,851,302)	(627,822,156)

Increase (decrease) in net assets derived from capital share transactions	3,729,564	(142,324,150)

Net increase (decrease) in net assets	3,730,043	(142,322,439)

Net Assets
Beginning of period	431,442,974	573,765,413

End of period	$435,173,017	$431,442,974

Undistributed net investment income at end of period	$389	$387

16	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,								February 28, 2008** through October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.01
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.01

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)
Return of capital	—		—		—		(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.02%		0.12%		1.24	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.00	%‡	0.01%		0.01%		0.13%		1.67	%††
Net expenses	0.18	%††	0.18%		0.18%		0.25%		0.50%		0.80	%††
Expenses (before waiver/reimbursement)	0.91	%††	0.91%		0.91%		0.94%		0.95%		0.88	%††
Net assets at end of period (in 000’s)	$58,910		$59,129		$63,169		$64,360		$67,220		$72,721

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)
Return of capital	—		—		—		(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.02%		0.16%		2.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.18%		2.65%
Net expenses	0.18	%††	0.17%		0.17%		0.25%		0.47%		0.68%
Expenses (before waiver/reimbursement)	0.66	%††	0.69%		0.71%		0.72%		0.73%		0.71%
Net assets at end of period (in 000’s)	$268,630		$259,119		$373,790		$301,795		$279,766		$372,956

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)
Return of capital	—		—		—		(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.02%		0.12%		2.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.14%		2.54%
Net expenses	0.18	%††	0.18%		0.18%		0.25%		0.51%		0.76%
Expenses (before waiver/reimbursement)	0.91	%††	0.91%		0.91%		0.94%		0.95%		0.84%
Net assets at end of period (in 000’s)	$78,174		$84,982		$102,908		$118,529		$144,464		$187,237

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012		2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.03

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)
Return of capital	—		—		—		(0.00	)‡	—		—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return	0.00	%(a)(b)	0.01%		0.01%		0.02%		0.12%		2.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01	%††	0.01%		0.01%		0.01%		0.15%		2.51%
Net expenses	0.18	%††	0.18%		0.18%		0.25%		0.52%		0.76%
Expenses (before waiver/reimbursement)	0.91	%††	0.91%		0.91%		0.94%		0.95%		0.83%
Net assets at end of period (in 000’s)	$29,460		$28,212		$33,898		$27,307		$33,194		$56,458

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.
(b)	Less than one-tenth percent.

18	MainStay Money Market Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate only to the MainStay Money Market Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. The Fund has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B)  Securities Valuation.  Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act, as amended. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the

Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investment Management” or the “Manager”).

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable

mainstayinvestments.com	19

Notes to Financial Statements (Unaudited) (continued)

inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

(C)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Concentration of Risk.  The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in

20	MainStay Money Market Fund

the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% for the six-month period ended April 30, 2013 inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%.This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

New York Life Investments may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $991,359 and waived its fees and/or reimbursed expenses in the amount of $1,237,625.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Contingent Deferred Sales Charge.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from CDSCs of Investor Class, Class A, Class B and Class C of $37, $34,503, $56,509 and $5,834, respectively for the six-month period ended April 30, 2013.

(C)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$110,776
Class A	163,698
Class B	155,873
Class C	56,483

(D)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$39,784

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2013:
Shares sold	25,908,728
Shares issued to shareholders in reinvestment of dividends	1,837
Shares redeemed	(23,744,732)

Net increase (decrease) in shares outstanding before conversion	2,165,833
Shares converted into Investor Class (See Note 1)	2,263,108
Shares converted from Investor Class (See Note 1)	(4,648,620)

Net increase (decrease)	(219,679)

Year ended October 31, 2012:
Shares sold	47,190,238
Shares issued to shareholders in reinvestment of dividends	3,611
Shares redeemed	(47,219,449)

Net increase (decrease) in shares outstanding before conversion	(25,600)
Shares converted into Investor Class (See Note 1)	5,001,213
Shares converted from Investor Class (See Note 1)	(9,015,937)

Net increase (decrease)	(4,040,324)

Class A (at $1 per share)	Shares
Six-month period ended April 30, 2013:
Shares sold	211,648,437
Shares issued to shareholders in reinvestment of dividends	12,012
Shares redeemed	(204,736,853)

Net increase (decrease) in shares outstanding before conversion	6,923,596
Shares converted into Class A (See Note 1)	4,757,772
Shares converted from Class A (See Note 1)	(2,171,195)

Net increase (decrease)	9,510,173

Year ended October 31, 2012:
Shares sold	384,368,212
Shares issued to shareholders in reinvestment of dividends	26,705
Shares redeemed	(503,689,928)

Net increase (decrease) in shares outstanding before conversion	(119,295,011)
Shares converted into Class A (See Note 1)	9,324,253
Shares converted from Class A (See Note 1)	(4,701,096)

Net increase (decrease)	(114,671,854)

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2013:
Shares sold	9,248,162
Shares issued to shareholders in reinvestment of dividends	3,107
Shares redeemed	(15,858,561)

Net increase (decrease) in shares outstanding before conversion	(6,607,292)
Shares converted from Class B (See Note 1)	(201,065)

Net increase (decrease)	(6,808,357)

Year ended October 31, 2012:
Shares sold	22,048,636
Shares issued to shareholders in reinvestment of dividends	6,966
Shares redeemed	(39,373,145)

Net increase (decrease) in shares outstanding before conversion	(17,317,543)
Shares converted from Class B (See Note 1)	(608,433)

Net increase (decrease)	(17,925,976)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2013:
Shares sold	21,757,391
Shares issued to shareholders in reinvestment of dividends	1,192
Shares redeemed	(20,511,154)

Net increase (decrease)	1,247,429

Year ended October 31, 2012:
Shares sold	31,851,294
Shares issued to shareholders in reinvestment of dividends	2,345
Shares redeemed	(37,539,635)

Net increase (decrease)	(5,685,996)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay Money Market Fund

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management fee and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments; (ii) the investment performance of the Fund and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management fee and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreement was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreement also were based, in part, on the Board’s consideration of the Agreement in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Fund and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio

mainstayinvestments.com	23

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreement. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreement, and the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Fund. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreement.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

24	MainStay Money Market Fund

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreement and the Fund’s expected total ordinary operating expenses.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments continues to provide support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield, as disclosed in the Fund’s prospectus.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The

Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com	25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay Money Market Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30073 MS175-13	MSMM10-06/13 NL012

MainStay Tax Free Bond Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.89 2.74%	2.70 7.54%	5.19 6.17%	3.74 4.22%	0.91 0.91%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.95 2.67	2.67 7.51	5.29 6.26	3.78 4.26	0.84 0.84
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–2.39 2.61	2.17 7.17	5.58 5.90	3.95 3.95	1.16 1.16
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	1.51 2.51	6.17 7.17	5.90 5.90	3.95 3.95	1.16 1.16
Class I Shares[4]	No Sales Charge		2.79	7.77	6.49	4.50	0.59

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Barclays Municipal Bond Index[5]	1.78%	5.19%	6.09%	5.05%
Average Lipper General & Insured Municipal Debt Fund[6]	1.94	6.17	5.67	4.39

5.	The Barclays Municipal Bond Index includes approximately 46,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. The Barclays Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general & insured municipal debt fund is representative of funds that, by portfolio practice, either invest primarily in municipal debt issues rated in the top four credit ratings or invest primarily in municipal debt issues insured as to timely payment. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,027.40	$4.17	$1,020.70	$4.16

Class A Shares	$1,000.00	$1,026.70	$3.87	$1,021.00	$3.86

Class B Shares	$1,000.00	$1,026.10	$5.43	$1,019.40	$5.41

Class C Shares	$1,000.00	$1,025.10	$5.37	$1,019.50	$5.36

Class I Shares	$1,000.00	$1,027.90	$2.61	$1,022.20	$2.61

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.83% for Investor Class, 0.77% for Class A, 1.08% for Class B, 1.07% for Class C and 0.52% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013

California	20.8%
Texas	14.2
New York	7.3
Michigan	6.6
Florida	6.1
New Jersey	4.5
U.S. Virgin Islands	3.9
Nebraska	3.5
Illinois	3.4
Pennsylvania	2.9
Louisiana	2.4
Massachusetts	1.9
District of Columbia	1.7
Nevada	1.7
Georgia	1.6
Colorado	1.3
Connecticut	1.3
Ohio	1.3
Wisconsin	1.2
Indiana	1.1
Kansas	1.1
Oklahoma	1.0
Tennessee	1.0

Hawaii	0.8%
Washington	0.8
Guam	0.6
South Carolina	0.6
Minnesota	0.5
Alabama	0.4
Mississippi	0.4
Missouri	0.4
North Carolina	0.4
Oregon	0.4
Virginia	0.4
North Dakota	0.3
West Virginia	0.3
Kentucky	0.2
New Hampshire	0.2
Rhode Island	0.2
Utah	0.1
Vermont	0.1
Wyoming	0.1
Iowa	0.0 ‡
Other Assets, Less Liabilities	1.0%

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds, 5.00%, due 12/15/28–12/15/32

2.	Golden State Tobacco Securitization Corp., Revenue Bonds, 5.00%, due 6/1/35–6/1/45

3.	Pennsylvania State Turnpike Commission, Revenue Bonds, 5.00%–5.75%, due 6/1/39–12/1/42

4.	Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds, 7.00%–7.50%, due 6/30/32–6/30/40

5.	Virgin Islands Public Finance Authority, Revenue Bonds, 5.00%–6.75%, due 10/1/32–10/1/37
6.	Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds, 4.75%, due 9/1/33

7.	Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds, 5.00%, due 10/1/31

8.	Central Plains Energy, Project No. 3, Revenue Bonds, 5.00%–5.25%, due 9/1/27–9/1/37

9.	Dallas-Fort Worth International Airport, Revenue Bonds, 5.00%, due 11/1/34–11/1/35

10.	Washoe County Nevada Highway Fuel Tax, Revenue Bonds, 5.00%, due 2/1/38–2/1/43

8	MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 2.74% for Investor Class shares, 2.67% for Class A shares, 2.61% for Class B shares and 2.51% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 2.79%. All share classes outperformed the 1.94% return of the average Lipper1 general & insured municipal debt fund and the 1.78% return of the Barclays Municipal Bond Index2 for the six months ended April 30, 2013. The Barclays Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of its peer group average and the Barclays Municipal Bond Index resulted from various factors. Most notable was the Fund’s overweight position in securities rated A and BBB,3 its yield-curve4 positioning, its overweight position in California bonds and its security selection. The Fund maintained an overweight position in spread product, specifically in bonds with ratings between A and BBB. This enabled the Fund to perform well, as the municipal market witnessed spread5 compression in lower-rated securities. The Fund’s underweight position in bonds with maturities less than 12 years—and its offsetting overweight position in bonds with maturities greater than 20 years—added to the Fund’s relative performance, as the municipal yield curve flattened during the reporting period. The Fund’s overweight position in California tax-exempt bonds helped relative results, as California securities outperformed the Barclays Municipal Bond Index during the reporting period, especially after the November elections. California securities performed well because taxes in California increased, causing higher tax-exempt demand and a narrower budget deficit in the state. Security selection also boosted the Fund’s results, with strong performance in several sector bonds, such as hospital and toll bonds, as well as in various zero-coupon bonds6 and specific tax-backed credits.

What was the Fund’s duration7 strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the Barclays Municipal Bond Index. At times, depending on conditions in the municipal market—such as seasonal supply-and-demand imbalances and our outlook for what lies ahead—we may adjust the Fund’s duration modestly shorter or longer. The Fund began the reporting period with a duration that was neutral to slightly longer than that of the Barclays Municipal Bond Index. In light of the imbalances the municipal market has experienced since 2008, we felt that the market’s interest-rate sensitivity was not significant and that a longer duration could help the Fund’s performance. After the national elections of November 2012, we started shifting to a more defensive interest-rate posture. The rally in the municipal market repriced duration to levels that we felt added a significant risk to the Fund. At this time, we maintained our overweight position in spread product (bonds rated A and BBB) and shifted the Fund to a shorter duration than the Index.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The expectation of a continued low interest-rate environment and potentially higher tax rates in 2013 caused investors to focus on tax-exempt income, which was beneficial for lower-quality municipal bonds. Accordingly, we continued to believe that credit spreads would tighten. The risk of year-end market illiquidity led us to raise the Fund’s cash levels in early December 2012. This positioning served the Fund well, as market outflows caused a temporary sell-off in the municipal market during the final month of 2012. As the new year started, our belief that the municipal credit cycle had reached a low point led us to emphasize tax-backed credits that we felt would benefit from an improving economy.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Barclays Municipal Bond Index.
3.	An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	A zero-coupon bond is a debt security that does not pay interest (a coupon) but is traded at a deep discount, rendering profit at maturity when the bond is redeemed for its full face value. Also known as an accrual bond.
7.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

The Fund benefited from spread compression during the reporting period, as lower-rated investment-grade municipal bonds generally produced higher returns than high-quality municipal bonds. Another positive contributor was the Fund’s lack of exposure to Puerto Rico credits. (Contributions take weightings and total returns into account.) Puerto Rico bonds significantly underperformed the Barclays Municipal Bond Index during the reporting period. Certain weaker credits that came under technical pressures from sellers detracted from the Fund’s performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund experienced strong growth during the reporting period, which led us to make significantly more purchases than sales. Purchases tended to focus on sectors we have favored for some time, such as health care, airports and bonds generally rated between A and BBB. We also found opportunities in bonds with 15- to 20-year maturities, especially in the primary market.

The strong demand for income allowed us to sell select securities whose prices had increased to a point we deemed too aggressive for their structure or credit characteristics. Another significant part of our overall strategy was the avoidance of

Puerto Rico credits. Even after several ratings downgrades, Puerto Rico bonds may still face price declines as the government struggles to resolve its fiscal imbalance.

How did the Fund’s sector weightings change during the reporting period?

We continued to uncover investment opportunities in different market sectors across much of the country. We increased the Fund’s exposure to certain states that were affected by negative news reports, primarily California and Michigan. Since we believed that spreads on Puerto Rico bonds would widen over time, we maintained zero exposure to that segment.

From a sector perspective, we increased the Fund’s exposure relative to the Barclays Municipal Bond Index to health care, airports and dedicated tax bonds. On the other hand, we reduced the Fund’s exposure relative to the Index in water and sewer bonds.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was overweight relative to the Barclays Municipal Bond Index in credits rated A and BBB. The Fund also had an overweight position in California securities, as we believed demand was likely to continue to be strong as a result of positive credit fundamentals and investors seeking tax-advantaged strategies. As of the same date, the Fund maintained a slightly defensive posture regarding interest-rate risk with a duration shorter than the Barclays Municipal Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Tax Free Bond Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Municipal Bonds 99.0%†
Alabama 0.4%
Alabama Water Pollution Control Authority, Revenue Bonds Series B, Insured: AMBAC 4.125%, due 2/15/14	$1,550,000	$1,536,313
Jefferson County, Alabama, Revenue Bonds Insured: FSA 5.50%, due 1/1/21	2,380,000	2,392,781

		3,929,094

California 20.8%
Alum Rock Union Elementary School District, Election, Unlimited General Obligation Series A, Insured: GTY 5.00%, due 8/1/33	3,040,000	3,355,856
♦Anaheim Public Financing Authority, Public Improvement Project, Revenue Bonds Series A-1, Insured: FGIC, NATL-RE 4.75%, due 9/1/33	16,390,000	17,748,567
Anaheim, California, School District, Unlimited General Obligation Insured: AGM 6.25%, due 8/1/40	4,700,000	5,863,626
California Educational Facilities Authority, Revenue Bonds 6.125%, due 10/1/30	1,525,000	1,919,243
California Health Facilities Financing Authority, Catholic Healthcare, Revenue Bonds Series A 6.00%, due 7/1/34	3,000,000	3,607,200
California Infrastructure & Economic Development Bank, California Independent System Operator Corp., Revenue Bonds Series A 5.50%, due 2/1/30	5,400,000	5,768,064
California State Municipal Finance Authority, Centro De Salud De La, Revenue Bonds 5.00%, due 3/1/33	2,485,000	2,795,476
California State Public Works Board, Capital Project, Revenue Bonds Series I-1 6.625%, due 11/1/34	4,000,000	4,421,240
California State Public Works Revenue, Various Capital Project, Revenue Bonds Series G1 5.75%, due 10/1/30	1,400,000	1,642,438

	Principal Amount	Value

California (continued)
California State University, Systemwide, Revenue Bonds Series A 5.00%, due 11/1/37	$6,000,000	$6,876,300
California State, Unlimited General Obligation
6.00%, due 11/1/35	2,500,000	3,066,725
6.25%, due 11/1/34	4,000,000	5,022,080
6.50%, due 4/1/33	2,530,000	3,168,142
California Statewide Communities Development Authority, Aspire Public Schools, Revenue Bonds 6.375%, due 7/1/45	2,000,000	2,145,340
California Statewide Communities Development Authority, Revenue Bonds 5.25%, due 11/1/30	1,475,000	1,702,371
Ceres Unified School District, Unlimited General Obligation
Series A (zero coupon), due 8/1/37	4,150,000	909,971
Series A (zero coupon), due 8/1/46	8,000,000	897,280
Series A (zero coupon), due 8/1/49	9,000,000	796,590
Chabot-Las Positas Community College District, 2016 Crossover, Unlimited General Obligation 5.00%, due 8/1/27	8,000,000	9,665,920
Fontana Unified School District, Unlimited General Obligation
Series C (zero coupon), due 8/1/35	14,800,000	4,651,936
Series C (zero coupon), due 8/1/36	15,500,000	4,460,900
Foothill-Eastern Transportation Corridor Agency Toll Road, Revenue Bonds
(zero coupon), due 1/15/24	10,000,000	5,323,400
(zero coupon), due 1/15/34	9,600,000	2,780,352
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds (zero coupon), due 1/15/31	13,000,000	4,532,320
Fresno, California Unified School District Education, Unlimited General Obligation
Series G (zero coupon), due 8/1/32	6,000,000	2,026,860
Series G (zero coupon), due 8/1/33	10,000,000	3,124,500

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
California (continued)
Fresno, California Unified School District Education, Unlimited General Obligation (continued)
Series G (zero coupon), due 8/1/41	$23,485,000	$4,221,194
♦ Golden State Tobacco Securitization Corp., Revenue Bonds
Series A, Insured: AGC, FGIC 5.00%, due 6/1/35	9,000,000	9,470,340
Series A, Insured: AGC 5.00%, due 6/1/45	10,400,000	10,878,608
Hayward Unified School District, Unlimited General Obligation
Series A, Insured: AGM (zero coupon), due 8/1/36	12,500,000	2,989,250
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,555,120
Merced Union High School District, Cabs-Election, Unlimited General Obligation Series C (zero coupon), due 8/1/46	53,000,000	6,551,330
Morongo, California Unified School District Election, Unlimited General Obligation
Series B, Insured: GTY 5.25%, due 8/1/38	2,880,000	3,174,768
National City Community Development Commission,National City Redevelopment Project, Tax Allocation
7.00%, due 8/1/32	3,500,000	4,435,900
Oakland Unified School District, Election 2000, Unlimited General Obligation Insured: NATL-RE 4.50%, due 8/1/30	10,000,000	10,077,200
Oceanside, California Unified School District, Capital Appreciation Election, Unlimited General Obligation Series B, Insured: AGM (zero coupon), due 8/1/49	11,555,000	1,172,601
Palomar Pomerado Health Election, Unlimited General Obligation Series A, Insured: AMBAC 5.00%, due 8/1/34	9,075,000	9,758,710
Peralta Community College District, Unlimited General Obligation Series A, Insured: NATL-RE 5.00%, due 8/1/31	4,655,000	4,982,340
San Diego County Regional Airport Authority, Revenue Bonds Series B 5.00%, due 7/1/30 (a)	1,000,000	1,148,140

	Principal Amount	Value

California (continued)
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds
Series A, Insured: NATL-RE (zero coupon), due 1/15/36	$10,000,000	$3,172,600
San Lorenzo, California Unified School District, Unlimited General Obligation Series B 6.00%, due 8/1/41	4,535,000	5,599,410
San Ysidro School District, Unlimited General Obligation Series F, Insured: AGM (zero coupon), due 8/1/48	25,705,000	2,381,054
Stockton, California Unified School District, Election 2005, Unlimited General Obligation Insured: FGIC, NATL-RE 4.55%, due 9/1/30	11,995,000	12,352,691
West Contra Costa California Healthcare District,
Certificates of Participation 6.25%, due 7/1/42	3,500,000	4,133,570

		206,327,523

Colorado 1.3%
Colorado Educational & Cultural Facilities Authority, National Jewish Federation Bond, Revenue Bonds
Series A-12 0.20%, due 2/1/38 (b)	1,425,000	1,425,000
E-470 Public Highway Authority Colorado, Revenue Bonds Series B-1, Insured: NATL-RE 5.50%, due 9/1/24	3,000,000	3,266,550
Park Creek Metropolitan District, Revenue Bonds Series A, Insured: AGM 6.125%, due 12/1/41	1,600,000	1,880,560
Pitkin County Colorado Industrial Development, Aspen Skiing Co. Project, Revenue Bonds Series A 0.18%, due 4/1/16 (b)	6,200,000	6,200,000

		12,772,110

Connecticut 1.3%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Revenue Bonds
Series: E 4.30%, due 11/15/35 (a)	4,385,000	4,517,427
Series: B-2 4.40%, due 11/15/43 (a)	3,690,000	3,796,973

12	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Connecticut (continued)
Hartford, CT, Unlimited General Obligation
Series A 5.00%, due 4/1/28	$2,500,000	$2,887,625
Series A 5.00%, due 4/1/29	1,250,000	1,434,325
Series A, Insured: AGM 5.00%, due 4/1/32	275,000	310,747

		12,947,097

District of Columbia 1.7%
District of Columbia, Friendship Public Charter School, Inc., Revenue Bonds
5.00%, due 6/1/32	1,125,000	1,195,380
5.00%, due 6/1/42	3,500,000	3,665,445
District of Columbia, Tax Allocation
5.00%, due 6/1/27	825,000	927,960
5.00%, due 6/1/28	1,445,000	1,619,686
5.00%, due 6/1/31	750,000	833,918
District of Columbia, Unlimited General Obligation Series A, Insured:BHAC, FGIC 4.75%, due 6/1/36	4,000,000	4,447,080
Metropolitan Washington District of Columbia Airports Authority, First Senior Lien, Revenue Bonds Series A 5.00%, due 10/1/39	4,000,000	4,433,080

		17,122,549

Florida 6.1%
Citizens Property Insurance Corp., Revenue Bonds Series A-1 5.25%, due 6/1/17	3,500,000	4,077,045
City of Orlando, Tourist Development Tax Revenue, 3rd Lien, 6th Cent Contract, Revenue Bonds Insured: GTY 5.50%, due 11/1/38	15,000,000	15,558,900
County of Miami-Dade FL Transit System Sales Surtax Revenue, Sales Tax, Revenue Bonds 5.00%, due 7/1/42	6,015,000	6,790,213
♦Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Revenue Bonds Series A 5.00%, due 10/1/31	14,900,000	16,969,610
Miami-Dade County Florida Solid Waste System, Revenue Bonds
Insured: NATL-RE 5.00%, due 10/1/19	1,735,000	1,919,188

	Principal Amount	Value

Florida (continued)
Miami-Dade County Florida, Revenue Bonds Series A, Insured: NATL-RE (zero coupon), due 10/1/38	$245,000	$66,299
Orlando & Orange County Florida Expressway Authority, Revenue Bonds Series B, Insured: AMBAC 5.00%, due 7/1/30	8,000,000	8,065,520
Pinellas County Health Facilities Authority, Hospital Facilities Bayfront Projects, Revenue Bonds 0.23%, due 7/1/34 (b)	4,185,000	4,185,000
Sarasota Manatee Airport Authority, Revenue Bonds 0.23%, due 8/1/14 (b)	2,990,000	2,990,000

		60,621,775

Georgia 1.6%
Atlanta, Georgia Airport Passenger Facility Charge,
Revenue Bonds Series J, Insured: AGM 5.00%, due 1/1/34	3,500,000	3,703,840
Atlanta, Georgia Water & Wastewater, Revenue Bonds Series A 6.25%, due 11/1/39	4,125,000	5,027,344
Bulloch County Development Authority, Southern Housing Foundation, Revenue Bonds Insured: AGM 5.00%, due 7/1/37	1,475,000	1,656,425
Fulton County Georgia Development Authority, Piedmont Healthcare, Inc., Revenue Bonds Series A 5.00%, due 6/15/32	1,700,000	1,912,687
Tift County Hospital Authority, Anticipation Certificates, Revenue Bonds 5.00%, due 12/1/38	3,000,000	3,380,640

		15,680,936

Guam 0.6%
Guam Power Authority, Revenue Bonds Series A, Insured: AGM 5.00%, due 10/1/30	4,935,000	5,689,216

Hawaii 0.8%
Hawaii State Department of Budget and Finance, Hawaiian Electric Co., Revenue Bonds
Series B, Insured: FGIC 4.60%, due 5/1/26 (a)	3,760,000	3,922,883
6.50%, due 7/1/39	3,000,000	3,525,330

		7,448,213

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Illinois 3.4%
Chicago Board of Education, Unlimited General Obligation Series A 5.00%, due 12/1/41	$8,500,000	$9,192,495
Chicago, Illinois O’ Hare International Airport, Revenue Bonds Series A Insured: NATL-RE 5.00%, due 1/1/31	2,905,000	3,060,330
Series A, Insured: AGM 5.00%, due 1/1/33	7,000,000	7,820,540
Chicago, Illinois, Unlimited General Obligation Series A 5.25%, due 1/1/35	2,000,000	2,220,060
Illinois Finance Authority, Ingalls Health System, Revenue Bonds
5.00%, due 5/15/25	1,120,000	1,261,031
5.00%, due 5/15/26	1,175,000	1,315,436
Kendall Kane & Will Counties, Community Unit School District No. 308, Unlimited General Obligation Series A 5.00%, due 2/1/29	7,000,000	7,979,860
Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg, Unlimited General Obligation
Series A 4.25%, due 1/1/19	240,000	271,620
Series A 5.00%, due 1/1/20	205,000	243,991

		33,365,363

Indiana 1.1%
Indiana State Finance Authority, Butler University, Revenue Bonds
Series B 5.00%, due 2/1/24	2,100,000	2,425,899
Series A 5.00%, due 2/1/25	4,425,000	5,047,332
Series B 5.00%, due 2/1/26	2,320,000	2,610,534
Indianapolis, Indiana Public Improvement Bond Bank, Revenue Bonds Series A, Insured: GTY 5.50%, due 1/1/38	1,100,000	1,245,101

		11,328,866

Iowa 0.0%‡
Iowa Higher Education Loan Authority, Private College Project, Revenue Bonds 0.21%, due 10/1/38 (b)	300,000	300,000

	Principal Amount	Value

Kansas 1.1%
Wyandotte County-Kansas City Unified Government, Capital Appreciation, Sales Tax, Revenue Bonds (zero coupon), due 6/1/21	$16,695,000	$11,241,411

Kentucky 0.2%
Kentucky Economic Development Finance Authority, Ashland Hospital Corp. Kings, Revenue Bonds Series C 6.00%, due 2/1/33	1,400,000	1,611,890

Louisiana 2.4%
Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center,
Revenue Bonds Series A, Insured: AGM 6.00%, due 1/1/39	3,500,000	4,054,575
Louisiana Local Government Environmental Facilities & Community Development Authority, Parking Facilities Corp., Revenue Bonds Insured: AGM 4.00%, due 10/1/31	1,000,000	1,019,670
Louisiana Public Facilities Authority, Franciscan Missionaries, Revenue Bonds 6.75%, due 7/1/39	3,000,000	3,557,640
Louisiana Public Facilities Authority, Ochsner Clinic, Revenue Bonds 6.25%, due 5/15/31	5,690,000	6,749,876
Louisiana State Citizens Property Insurance Corp., Revenue Bonds
Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,586,706
Series C-3, Insured: GTY 6.125%, due 6/1/25	5,000,000	6,077,450

		24,045,917

Massachusetts 1.9%
Massachusetts Educational Financing Authority, Revenue Bonds
Series B 5.70%, due 1/1/31 (a)	2,335,000	2,524,765
Series I 6.00%, due 1/1/28	3,180,000	3,695,224
Massachusetts Health & Educational Facilities Authority, Capital Asset Program, Revenue Bonds Series S 0.23%, due 1/1/35 (b)	200,000	200,000

14	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts State Health & Educational Facilities Authority, Suffolk University, Revenue Bonds
Series A 6.00%, due 7/1/24	$2,000,000	$2,389,000
Series A 6.25%, due 7/1/30	6,400,000	7,521,856
Metropolitan Boston Transit Parking Corp., Revenue Bonds 5.25%, due 7/1/36	2,000,000	2,312,060

		18,642,905

Michigan 6.6%
Detroit, Michigan City School District, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/27	7,500,000	8,604,600
Series A, Insured: Q-SBLF 5.00%, due 5/1/33	4,535,000	5,121,829
Detroit, Michigan Sewerage Disposal System, Revenue Bonds
Series A, Insured: NATL-RE 5. 25%, due 7/1/20	2,000,000	2,223,140
Series C-1, Insured: AGM 7.00%, due 7/1/27	2,500,000	3,071,125
Detroit, Michigan Water Supply System, Revenue Bonds
Series D, Insured:AGM 4.625%, due 7/1/32	1,535,000	1,535,353
Series A, Insured:AGM 5.00%, due 7/1/34	1,600,000	1,629,680
Series A 5.25%, due 7/1/41	3,015,000	3,274,169
Series A 5.75%, due 7/1/37	5,550,000	6,264,174
Detroit, Michigan, City School District, Improvement School Building and Site, Unlimited General Obligation
Series A, Insured: Q-SBLF 5.00%, due 5/1/26	750,000	867,900
Series A, Insured: Q-SBLF 5.00%, due 5/1/29	3,620,000	4,112,537
L’Anse Creuse Public Schools, School Building & Site Bonds, Unlimited General Obligation Insured: Q-SBLF 0.22%, due 5/1/35 (b)	2,800,000	2,800,000

	Principal Amount	Value

Michigan (continued)
Michigan Finance Authority Revenue, Local Government Loan Program, Revenue Bonds Series C 5.00%, due 11/1/28	$7,290,000	$8,039,121
Michigan Finance Authority, Revenue Bonds
5.00%, due 6/1/18	175,000	200,449
5.00%, due 6/1/19	1,300,000	1,522,417
5.00%, due 6/1/20	950,000	1,117,447
5.50%, due 6/1/21	5,000,000	6,002,450
Michigan Tobacco Settlement Finance Authority, Revenue Bonds Series A 6.00%, due 6/1/34	250,000	236,290
Wayne County Airport Authority, Detroit Met Wayne County Airport, Revenue Bonds Insured:NATL-RE 5.00%, due 12/1/34 (a)	8,000,000	8,623,120

		65,245,801

Minnesota 0.5%
Minneapolis, St. Paul Housing & Redevelopment Authority, Allina Health Systems, Revenue Bonds Series B-1 0.20%, due 11/15/35 (b)	1,600,000	1,600,000
St. Paul Port Authority, Minnesota Public Radio Project, Revenue Bonds Series 7 0.21%, due 5/1/25 (b)	3,465,000	3,465,000

		5,065,000

Mississippi 0.4%
Mississippi Business Finance Corp., System Energy Resources, Inc. Project, Revenue Bonds 5.875%, due 4/1/22	4,000,000	4,012,520

Missouri 0.4%
Missouri Development Finance Board, Revenue Bonds 5.00%, due 6/1/37	4,055,000	4,315,128

Nebraska 3.5%
♦ Central Plains Energy, Project No. 3, Revenue Bonds
5.00%, due 9/1/27	2,595,000	2,947,583
5.25%, due 9/1/37	12,500,000	13,989,875
Lincoln County Hospital Authority No. 1, Great Plains Regional Medical Center, Revenue Bonds 5.00%, due 11/1/42	2,000,000	2,176,780

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Nebraska (continued)
Nebraska Educational Finance Authority, Creighton University Projects, Revenue Bonds 0.18%, due 7/1/35 (b)	$6,800,000	$6,800,000
Public Power Generation Agency, Whelan Energy Center Unit, Revenue Bonds Series 2-A, Insured: AMBAC 5.00%, due 1/1/41	8,000,000	8,757,120

		34,671,358

Nevada 1.7%
Las Vegas Convention and Visitors Authority, Revenue Bonds Series E, Insured: AGM 5.50%, due 7/1/40	1,000,000	1,139,050
♦ Washoe County Nevada Highway Fuel Tax, Revenue Bonds
5.00%, due 2/1/38	4,730,000	5,119,090
5.00%, due 2/1/43	10,000,000	10,793,900

		17,052,040

New Hampshire 0.2%
Manchester, NH General Airport, Revenue Bonds Series A, Insured: AGM 5.00%, due 1/1/26	1,800,000	2,061,864

New Jersey 4.5%
Camden County Improvement Authority, Heath Care Redevelopment, Revenue Bonds Series A 5.75%, due 2/15/34	3,500,000	3,672,410
New Jersey Economic Development Authority, Cigarette Tax, Revenue Bonds
5.50%, due 6/15/31	3,140,000	3,322,779
5.75%, due 6/15/29	4,925,000	5,225,474
New Jersey Economic Development Authority, MSU Student Housing Project, Provident Group-Montclair LLC, Revenue Bonds 5.375%, due 6/1/25	4,500,000	5,149,260
New Jersey Health Care Facilities Financing Authority, Revenue Bonds
Series A 5.25%, due 7/1/26	3,710,000	4,265,758
Insured: GTY 5.25%, due 1/1/31	2,760,000	3,039,340
New Jersey Higher Education Student Assistance Authority, Revenue Bonds Series 1 5.50%, due 12/1/26 (a)	4,130,000	4,694,406

	Principal Amount	Value

New Jersey (continued)
New Jersey State Higher Education Student Assistance Authority, Student Loan, Revenue Bonds Series A, Insured: GTY 6.125%, due 6/1/30 (a)	$3,870,000	$4,294,694
New Jersey State Turnpike Authority, Revenue Bonds Series A 5.00%, due 1/1/38	4,000,000	4,492,000
Newark, New Jersey Housing Authority, South Ward Police Facility, Revenue Bonds
Insured: GTY 5.75%, due 12/1/30	1,135,000	1,333,954
Insured: GTY 6.75%, due 12/1/38	4,000,000	4,982,280

		44,472,355

New York 7.3%
Build NYC Resource Corp., Parking Facility, Revenue Bonds
Insured: AGM 5.00%, due 12/15/17	880,000	1,023,405
Insured: AGM 5.00%, due 12/15/18	930,000	1,101,092
Insured: AGM 5.00%, due 12/15/19	975,000	1,168,908
Insured: AGM 5.00%, due 12/15/20	1,025,000	1,232,552
Insured: AGM 5.00%, due 12/15/21	1,075,000	1,295,214
Insured: AGM 5.00%, due 12/15/22	740,000	890,183
Build NYC Resource Corp., YMCA of Greater New York, Revenue Bonds 5.00%, due 8/1/42	1,090,000	1,226,021
City of New York, Unlimited General Obligation
Series A-10 0.21%, due 8/1/17 (b)	2,200,000	2,200,000
Series B-2 0.21%, due 8/15/18 (b)	800,000	800,000
Series B-2 0.21%, due 8/15/20 (b)	1,000,000	1,000,000
Series A-4 0.21%, due 8/1/22 (b)	1,100,000	1,100,000
Series H-1 0.33%, due 1/1/36 (b)	3,750,000	3,750,000
Metropolitan Transportation Authority, Revenue Bonds
Series A (zero coupon), due 11/15/32	8,435,000	4,230,237
Series H 5.00%, due 11/15/42	3,000,000	3,350,700

16	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
New York (continued)
New York City Municipal Water Finance Authority, Revenue Bonds
Series AA-2 0.40%, due 6/15/32 (b)	$1,050,000	$1,050,000
New York City Transitional Finance Authority, Future Tax, Revenue Bonds Series 2A 0.35%, due 11/1/22 (b)	465,000	465,000
New York Convention Center Development Corp., Hotel Unit, Revenue Bonds Insured: AMBAC 5.00%, due 11/15/44	3,600,000	3,883,068
New York Liberty Development Corp., 4 World Trade Center Project, Revenue Bonds 5.75%, due 11/15/51	8,200,000	9,741,764
New York Liberty Development Corp., Bank of America, Revenue Bonds Class 3 6.375%, due 7/15/49	5,000,000	5,991,350
New York Liberty Development Corp., Goldman Sachs Headquarters, Revenue Bonds 5.50%, due 10/1/37	2,090,000	2,577,576
New York Liberty Development Corp., World Trade Center, Revenue Bonds Class 3 5.00%, due 3/15/44	4,000,000	4,322,560
New York Mortgage Agency, Revenue Bonds Series 48 3.70%, due 10/1/38	1,250,000	1,267,975
New York State Dormitory Authority, Revenue Bonds
5.00%, due 7/1/42	1,950,000	2,207,888
5.50%, due 7/1/40	540,000	618,424
New York, Unlimited General Obligation Series H-2 0.31%, due 1/1/36 (b)	6,000,000	6,000,000
Niagara, New York Development & Revenue, Niagara University Project, Revenue Bonds Series A 5.00%, due 5/1/42	915,000	1,012,383
Port Authority of New York & New Jersey, Consolidated 177th, Revenue Bonds 4.00%, due 7/15/32 (a)	9,000,000	9,229,230

		72,735,530

North Carolina 0.4%
North Carolina Turnpike Authority, Revenue Bonds Series A, Insured: GTY 5.75%, due 1/1/39	3,000,000	3,471,900

	Principal Amount	Value

North Dakota 0.3%
McLean County North Dakota Solid Waste Facilities, Revenue Bonds
Series A 4.875%, due 7/1/26	$2,700,000	$2,950,479

Ohio 1.3%
Cleveland-Cuyahoga County Port Authority, Revenue Bonds 6.00%, due 11/15/25	1,980,000	2,396,077
County of Allen, Catholic Healthcare, Revenue Bonds Series B 0.18%, due 10/1/31 (b)	2,975,000	2,975,000
Hamilton County Health Care Facility, Revenue Bonds 5.50%, due 6/1/42	2,000,000	2,269,800
Toledo-Lucas County Port Authority, Revenue Bonds Series B 6.25%, due 5/15/24 (a)	1,030,000	1,049,797
University of Cincinnati, Ohio, Revenue Bonds Series A, Insured: AMBAC 5.00%, due 6/1/31	4,090,000	4,295,279

		12,985,953

Oklahoma 1.0%
Oklahoma Development Finance Authority, Duncan Regional Hospital, Revenue Bonds 0.21%, due 12/1/38 (b)	8,500,000	8,500,000
Oklahoma Development Finance Authority, Integris Baptist, Revenue Bonds Series A-1, Insured: GTY 0.37%, due 8/15/35 (b)	1,570,000	1,570,000

		10,070,000

Oregon 0.4%
Medford Hospital Facilities Authority, Rogue Valley Manor Project, Revenue Bonds 0.19%, due 8/15/37 (b)	3,700,000	3,700,000

Pennsylvania 2.9%
Centre County Pennsylvania Hospital Authority, Mount Nittany Medical Center, Revenue Bonds Series A 5.00%, due 11/15/47	3,500,000	3,704,925
Montgomery County Industrial Development Authority, Revenue Bonds
5.25%, due 8/1/33	175,000	201,779

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Municipal Bonds (continued)
Pennsylvania (continued)
♦Pennsylvania State Turnpike Commission, Revenue Bonds
Series B 5.00%, due 12/1/42	$8,535,000	$9,243,320
Series D 5.50%, due 12/1/41	4,625,000	5,209,646
Series B 5.75%, due 6/1/39	4,000,000	4,553,960
Philadelphia, PA, Unlimited General Obligation 6.50%, due 8/1/41	5,125,000	6,235,741

		29,149,371

Rhode Island 0.2%
Rhode Island Housing & Mortgage Finance Corp., Rental Housing Program, Revenue Bonds
Series B-1A, Insured: AGM 5.40%, due 10/1/37 (a)	2,000,000	2,159,400

South Carolina 0.6%
Piedmont Municipal Power Agency, Revenue Bonds Series C, Insured: GTY 5.75%, due 1/1/34	5,320,000	6,349,420

Tennessee 1.0%
Johnson City Tennessee Health & Educational Facilities Board Hospital, Revenue Bonds Series A 6.50%, due 7/1/38	6,500,000	7,820,280
Sevier County Public Building Authority, Revenue Bonds Series A-4 0.45%, due 6/1/25 (b)	1,550,000	1,550,000

		9,370,280

Texas 14.2%
Central Texas Regional Mobility Authority, Revenue Bonds
Series A 5.00%, due 1/1/33	6,000,000	6,634,080
5.75%, due 1/1/31	2,100,000	2,463,090
♦Dallas-Fort Worth International Airport, Revenue Bonds
Series G 5.00%, due 11/1/34	3,500,000	3,893,820
Series G 5.00%, due 11/1/35	11,320,000	12,553,993
Harris County Cultural Education Facilities Finance Corp., Baylor Medical College, Revenue Bonds 5.00%, due 11/15/37	11,095,000	12,392,005

	Principal Amount	Value

Texas (continued)
Harris County-Houston Sports Authority, Revenue Bonds Series G, Insured: NATL-RE 5.25%, due 11/15/30	$580,000	$583,613
Houston Higher Education Finance Corp., Revenue Bonds
Series A 5.00%, due 2/15/42	1,000,000	1,068,100
Series A 6.50%, due 5/15/31	1,050,000	1,311,692
Series A 6.875%, due 5/15/41	6,450,000	8,192,274
Houston, Texas Hotel Occupancy Tax & Special Revenue, Revenue Bonds Series B 5.00%, due 9/1/31	2,000,000	2,194,800
Nacogdoches County Hospital District, Revenue Bonds 5.00%, due 5/15/43	11,910,000	13,047,286
North Texas Tollway Authority, First Tier, Revenue Bonds Series B 5.00%, due 1/1/42	5,000,000	5,566,300
North Texas Tollway Authority, Revenue Bonds Series F 5.75%, due 1/1/38	1,800,000	2,027,052
Port Freeport, Brazos River Harbor Navigation District, Revenue Bonds
Series A 0.26%, due 4/1/21 (a)(b)	600,000	600,000
San Juan, Texas Higher Education Finance Authority, Idea Public Schools, Revenue Bonds
Series A 6.70%, due 8/15/40	1,275,000	1,514,713
♦Texas Municipal Gas Acquisition & Supply Corp. III, Revenue Bonds
5.00%, due 12/15/28	10,000,000	10,888,800
5.00%, due 12/15/32	13,000,000	13,939,510
♦Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure, Revenue Bonds
7.00%, due 6/30/40	5,320,000	6,524,927
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	5,226,530
7.50%, due 6/30/33	5,500,000	6,999,520
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility, Revenue Bonds 6.875%, due 12/31/39	7,000,000	8,435,070
Texas State Public Finance Authority, Charter School Finance Corp., Revenue Bonds Series A 6.20%, due 2/15/40	1,000,000	1,189,030

18	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Municipal Bonds (continued)
Texas (continued)
Texas State Turnpike Authority, Central Texas System, Revenue Bonds Insured: AMBAC (zero coupon), due 8/15/36	$10,000,000	$2,512,300
Texas Transportation Commission, First Tier, Revenue Bonds Series A 5.00%, due 8/15/41	10,000,000	10,919,200

		140,677,705

U.S. Virgin Islands 3.9%
Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan, Revenue Bonds Series A 5.00%, due 10/1/32	8,880,000	9,944,535
Virgin Islands Public Finance Authority, Matching Fund Loan Notes Series A 5.00%, due 10/1/32	10,000,000	11,198,800
♦Virgin Islands Public Finance Authority, Revenue Bonds
Insured: AGM 5.00%, due 10/1/32	10,475,000	11,956,479
Series A 6.75%, due 10/1/37	5,000,000	5,881,300

		38,981,114

Utah 0.1%
Herriman, Utah, Special Assessment
5.00%, due 11/1/24	575,000	638,198
5.00%, due 11/1/29	425,000	463,327

		1,101,525

Vermont 0.1%
Burlington, Vermont Electric System, Revenue Bonds Series A 5.375%, due 7/1/27	610,000	697,382

Virginia 0.4%
Madison County Industrial Development Authority, Woodberry Forest School, Revenue Bonds 0.23%, due 10/1/37 (b)	3,925,000	3,925,000

Washington 0.8%
King County Washington Public Hospital District No. 1, General Obligation
Series B 5.25%, due 12/1/37	6,500,000	7,290,855

	Principal Amount	Value

Washington (continued)
Washington Housing Finance Commission, YMCA Snohomish County Project, Revenue Bonds 0.18%, due 12/1/33 (b)	$750,000	$750,000

		8,040,855

West Virginia 0.3%
West Virginia Hospital Finance Authority, United Health System, Revenue Bonds Series B 0.18%, due 6/1/41 (b)	2,650,000	2,650,000

Wisconsin 1.2%
Wisconsin Center District, Junior Dedicated, Revenue Bonds
Series A 5.00%, due 12/15/31	3,665,000	4,176,707
Series A 5.00%, due 12/15/32	2,850,000	3,242,873
Wisconsin Health & Educational Facilities Authority,
Revenue Bonds
Series A 0.23%, due 5/1/25 (b)	610,000	610,000
5.00%, due 7/1/20	1,785,000	1,861,862
5.00%, due 7/1/25	2,270,000	2,334,445

		12,225,887

Wyoming 0.1%
West Park Hospital District, Revenue Bonds Series A 6.375%, due 6/1/26	1,000,000	1,187,620

Total Investments (Cost $934,585,219) (e)	99.0%	982,400,352
Other Assets, Less Liabilities	1.0	10,420,072
Net Assets	100.0%	$992,820,424

	Contracts Short	Unrealized Appreciation (Depreciation) (c)
Futures Contracts (0.2%)
United States Treasury Notes June 2013 (10 Year) (d)	(1,050)	$(1,862,000)
United States Treasury Ultra Long-Term Bonds June 2013 (d)	(195)	(72,762)

Total Futures Contracts (Settlement Value $168,960,469)		$(1,934,762)

‡	Less than one-tenth of a percent.

(a)	Interest on these securities is subject to alternative minimum tax.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

(b)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect as of April 30, 2013.

(c)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2013.

(d)	As of April 30, 2013, cash in the amount of $ 1,642,500 is on deposit with the broker for futures transactions.

(e)	As of April 30, 2013, cost is $934,585,219 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$49,673,451
Gross unrealized depreciation	(1,858,318)

Net unrealized appreciation	$47,815,133

The	following abbreviations are used in the above portfolio:

AGC—Assured	Guaranty Corporation

AGM—Assured	Guaranty Municipal Corp.

AMBAC—Ambac	Assurance Corp.

BHAC—Berkshire	Hathaway Assurance Corp.

FGIC	—Financial Guaranty Insurance Co.

FSA—Financial	Security Assurance, Inc.

GTY—Assured	Guaranty Corp.

NATL-RE—National	Public Finance Guarantee Corp.

Q-SBLF—Qualified	School Board Loan Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$982,400,352	$—	$982,400,352

Total Investments in Securities	$—	$982,400,352	$—	$982,400,352

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Short (b)	$(1,934,762)	$—	$—	$(1,934,762)

Total Other Financial Instruments	$(1,934,762)	$—	$—	$(1,934,762)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

20	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $934,585,219)	$982,400,352
Cash collateral on deposit at broker	1,642,500
Cash	233,839
Receivables:
Interest	12,730,788
Fund shares sold	9,847,805
Investment securities sold	1,135,956
Variation margin on futures contracts	141,094
Other assets	126,634

Total assets	1,008,258,968

Liabilities
Payables:
Investment securities purchased	11,839,620
Fund shares redeemed	1,851,559
Manager (See Note 3)	360,622
NYLIFE Distributors (See Note 3)	192,640
Transfer agent (See Note 3)	48,545
Professional fees	28,272
Shareholder communication	14,699
Trustees	1,099
Custodian	555
Accrued expenses	1,689
Dividend payable	1,099,244

Total liabilities	15,438,544

Net assets	$992,820,424

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$980,090
Additional paid-in capital	947,738,316

948,718,406
Distributions in excess of net investment income	(590,144)
Accumulated net realized gain (loss) on investments and futures transactions	(1,188,209)
Net unrealized appreciation (depreciation) on investments and futures contracts	45,880,371

Net assets	$992,820,424

Investor Class
Net assets applicable to outstanding shares	$20,794,386

Shares of beneficial interest outstanding	2,043,548

Net asset value per share outstanding	$10.18
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.66

Class A
Net assets applicable to outstanding shares	$535,266,247

Shares of beneficial interest outstanding	52,853,634

Net asset value per share outstanding	$10.13
Maximum sales charge (4.50% of offering price)	0.48

Maximum offering price per share outstanding	$10.61

Class B
Net assets applicable to outstanding shares	$14,945,596

Shares of beneficial interest outstanding	1,475,993

Net asset value and offering price per share outstanding	$10.13

Class C
Net assets applicable to outstanding shares	$185,933,013

Shares of beneficial interest outstanding	18,351,413

Net asset value and offering price per share outstanding	$10.13

Class I
Net assets applicable to outstanding shares	$235,881,182

Shares of beneficial interest outstanding	23,284,449

Net asset value and offering price per share outstanding	$10.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$18,622,002

Expenses
Manager (See Note 3)	2,190,493
Distribution/Service—Investor Class (See Note 3)	26,290
Distribution/Service—Class A (See Note 3)	602,262
Distribution/Service—Class B (See Note 3)	35,376
Distribution/Service—Class C (See Note 3)	409,845
Transfer agent (See Note 3)	189,477
Registration	63,438
Professional fees	37,804
Shareholder communication	22,568
Trustees	9,503
Custodian	9,004
Miscellaneous	12,601

Total expenses before waiver/reimbursement	3,608,661
Expense waiver/reimbursement from Manager (See Note 3)	(218,071)

Net expenses	3,390,590

Net investment income (loss)	15,231,412

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Security transactions	4,456,238
Futures transactions	666,344

Net realized gain (loss) on investments and futures transactions	5,122,582

Net change in unrealized appreciation (depreciation) on:
Investments	3,974,674
Futures contracts	(2,158,262)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,816,412

Net realized and unrealized gain (loss) on investments and futures transactions	6,938,994

Net increase (decrease) in net assets resulting from operations	$22,170,406

22	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,231,412	$21,331,969
Net realized gain (loss) on investments and futures transactions	5,122,582	10,862,659
Net change in unrealized appreciation (depreciation) on investments and futures contracts	1,816,412	30,289,998

Net increase (decrease) in net assets resulting from operations	22,170,406	62,484,626

Dividends to shareholders:
From net investment income:
Investor Class	(363,872)	(844,342)
Class A	(8,435,129)	(13,126,144)
Class B	(226,507)	(391,448)
Class C	(2,618,439)	(3,895,004)
Class I	(3,583,321)	(3,144,644)

Total dividends to shareholders	(15,227,268)	(21,401,582)

Capital share transactions:
Net proceeds from sale of shares	339,729,318	373,192,486
Net asset value of shares issued to shareholders in reinvestment of dividends	9,138,000	12,240,442
Cost of shares redeemed	(107,263,565)	(87,911,281)

Increase (decrease) in net assets derived from capital share transactions	241,603,753	297,521,647

Net increase (decrease) in net assets	248,546,891	338,604,691

Net Assets
Beginning of period	744,273,533	405,668,842

End of period	$992,820,424	$744,273,533

Distributions in excess of net investment income at end of period	$(590,144)	$(594,288)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.08		$9.31	$9.48	$9.08	$8.48	$9.07

Net investment income (loss)	0.17	(a)	0.38 (a)	0.42 (a)	0.39 (a)	0.34 (a)	0.25
Net realized and unrealized gain (loss) on investments	0.10		0.77	(0.16)	0.41	0.63	(0.60)

Total from investment operations	0.27		1.15	0.26	0.80	0.97	(0.35)

Less dividends:
From net investment income	(0.17)		(0.38)	(0.43)	(0.40)	(0.37)	(0.24)

Net asset value at end of period	$10.18		$10.08	$9.31	$9.48	$9.08	$8.48

Total investment return (b)	2.74	%(c)	12.58%	2.93%	9.08%	11.67%	(4.03	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.45	%††	3.92%	4.67%	4.24%	3.93%	3.92	% ††
Net expenses	0.83	%††	0.86%	0.90%	0.93%	1.02%	0.99	% ††
Expenses (before waiver/reimbursement)	0.88	%††	0.91%	0.98%	1.03%	1.25%	1.21	% ††
Portfolio turnover rate	41%		125%	138%	97%	94%	90%
Net assets at end of period (in 000’s)	$20,794		$21,437	$21,547	$22,220	$21,683	$21,450

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.04		$9.26	$9.44	$9.04	$8.45	$9.48

Net investment income (loss)	0.18	(a)	0.38 (a)	0.43 (a)	0.40 (a)	0.35 (a)	0.36
Net realized and unrealized gain (loss) on investments	0.09		0.79	(0.18)	0.42	0.62	(1.02)

Total from investment operations	0.27		1.17	0.25	0.82	0.97	(0.66)

Less dividends:
From net investment income	(0.18)		(0.39)	(0.43)	(0.42)	(0.38)	(0.37)

Net asset value at end of period	$10.13		$10.04	$9.26	$9.44	$9.04	$8.45

Total investment return (b)	2.67	%(c)	12.81%	2.93%	9.25%	11.72%	(7.17%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.51	%††	3.91%	4.76%	4.36%	4.04%	3.94%
Net expenses	0.77	%††	0.79%	0.81%	0.82%	0.90%	0.88%
Expenses (before waiver/reimbursement)	0.82	%††	0.84%	0.89%	0.92%	1.08%	1.04%
Portfolio turnover rate	41%		125%	138%	97%	94%	90%
Net assets at end of period (in 000’s)	$535,266		$424,757	$258,892	$242,891	$162,921	$136,781

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

24	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.03		$9.26	$9.44	$9.04	$8.44	$9.48

Net investment income (loss)	0.16	(a)	0.35 (a)	0.40 (a)	0.37 (a)	0.32 (a)	0.33
Net realized and unrealized gain (loss) on investments	0.10		0.78	(0.18)	0.41	0.63	(1.03)

Total from investment operations	0.26		1.13	0.22	0.78	0.95	(0.70)

Less dividends:
From net investment income	(0.16)		(0.36)	(0.40)	(0.38)	(0.35)	(0.34)

Net asset value at end of period	$10.13		$10.03	$9.26	$9.44	$9.04	$8.44

Total investment return (b)	2.61	%(c)	12.34%	2.58%	8.85%	11.32%	(7.46%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.20	%††	3.59%	4.42%	3.99%	3.68%	3.63%
Net expenses	1.08	%††	1.11%	1.15%	1.18%	1.26%	1.20%
Expenses (before waiver/reimbursement)	1.13	%††	1.16%	1.23%	1.28%	1.50%	1.40%
Portfolio turnover rate	41%		125%	138%	97%	94%	90%
Net assets at end of period (in 000’s)	$14,946		$13,230	$9,463	$13,907	$18,219	$23,935

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$10.04		$9.27	$9.44	$9.04	$8.45	$9.48

Net investment income (loss)	0.16	(a)	0.35 (a)	0.40 (a)	0.37 (a)	0.32 (a)	0.34
Net realized and unrealized gain (loss) on investments	0.09		0.78	(0.17)	0.41	0.61	(1.03)

Total from investment operations	0.25		1.13	0.23	0.78	0.93	(0.69)

Less dividends:
From net investment income	(0.16)		(0.36)	(0.40)	(0.38)	(0.34)	(0.34)

Net asset value at end of period	$10.13		$10.04	$9.27	$9.44	$9.04	$8.45

Total investment return (b)	2.51	%(c)	12.33%	2.69%	8.85%	11.31%	(7.46%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.21	%††	3.58%	4.42%	3.99%	3.68%	3.64%
Net expenses	1.07	%††	1.11%	1.15%	1.18%	1.28%	1.20%
Expenses (before waiver/reimbursement)	1.12	%††	1.16%	1.23%	1.28%	1.51%	1.40%
Portfolio turnover rate	41%		125%	138%	97%	94%	90%
Net assets at end of period (in 000’s)	$185,933		$142,246	$81,880	$65,695	$22,544	$7,425

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,		December 21, 2009** through October 31,
	2013*		2012	2011	2010
Net asset value at beginning of period	$10.04		$9.27	$9.44	$9.07

Net investment income (loss) (a)	0.19		0.40	0.45	0.38
Net realized and unrealized gain (loss) on investments	0.09		0.78	(0.16)	0.35

Total from investment operations	0.28		1.18	0.29	0.73

Less dividends:
From net investment income	(0.19)		(0.41)	(0.46)	(0.36)

Net asset value at end of period	$10.13		$10.04	$9.27	$9.44

Total investment return (b)	2.79	%(c)	12.97%	3.29%	8.25	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.76	%††	4.06%	4.99%	4.64	%††
Net expenses	0.52	%††	0.54%	0.56%	0.57	%††
Expenses (before waiver/reimbursement)	0.57	%††	0.59%	0.64%	0.67	%††
Portfolio turnover rate	41%		125%	138%	97%
Net assets at end of period (in 000’s)	$235,881		$142,603	$33,888	$17,394

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

26	MainStay Tax Free Bond Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income exempt from regular federal income tax.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends of net investment income, if any, at least daily and intends to pay them at least monthly and declares and pays distributions of net realized capital gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the

28	MainStay Tax Free Bond Fund

life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Concentration of Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

(J)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Fair value of derivatives instruments as of April 30, 2013:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(1,934,762)	$(1,934,762)

Total Fair Value		$(1,934,762)	$(1,934,762)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$666,344	$666,344

Total Realized Gain (Loss)		$666,344	$666,344

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(2,158,262)	$(2,158,262)

Total Change in Unrealized Appreciation (Depreciation)		$(2,158,262)	$(2,158,262)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest Rate Contracts Risk	Total
Futures Contracts Short	$(958)	$(958)

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly owned subsidiary of New York Life, serves as Subadvisor and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.50% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 0.82% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until February 28, 2014, and shall renew automatically or one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

30	MainStay Tax Free Bond Fund

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $2,190,493 and waived its fees and/or reimbursed expenses in the amount of $218,071.

State Street Bank, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $6,923 and $116,956, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $13,485, $7,574 and $15,923, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$9,122
Class A	73,666
Class B	6,143
Class C	71,221
Class I	29,325

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $6,087,291 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)
2017 2019	$3,951 2,136
Total	$6,087

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$110,818
Exempt Interest Dividends	21,290,764
Total	$21,401,582

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $603,108 and $360,155, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	151,670	$1,540,652
Shares issued to shareholders in reinvestment of dividends	31,023	315,484
Shares redeemed	(132,643)	(1,346,902)

Net increase (decrease) in shares outstanding before conversion	50,050	509,234
Shares converted into Investor Class (See Note 1)	49,287	497,623
Shares converted from Investor Class (See Note 1)	(181,756)	(1,835,735)

Net increase (decrease)	(82,419)	$(828,878)

Year ended October 31, 2012:
Shares sold	302,292	$2,969,559
Shares issued to shareholders in reinvestment of dividends and distributions	74,537	728,718
Shares redeemed	(232,083)	(2,264,814)

Net increase (decrease) in shares outstanding before conversion	144,746	1,433,463
Shares converted into Investor Class (See Note 1)	98,094	958,281
Shares converted from Investor Class (See Note 1)	(431,785)	(4,210,943)

Net increase (decrease)	(188,945)	$(1,819,199)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	15,530,731	$157,143,816
Shares issued to shareholders in reinvestment of dividends	527,365	5,335,737
Shares redeemed	(5,726,390)	(57,917,058)

Net increase (decrease) in shares outstanding before conversion	10,331,706	104,562,495
Shares converted into Class A (See Note 1)	227,182	2,283,172
Shares converted from Class A (See Note 1)	(31,855)	(319,826)

Net increase (decrease)	10,527,033	$106,525,841

Year ended October 31, 2012:
Shares sold	18,827,755	$184,035,146
Shares issued to shareholders in reinvestment of dividends and distributions	816,477	7,973,089
Shares redeemed	(5,878,933)	(57,367,459)

Net increase (decrease) in shares outstanding before conversion	13,765,299	134,640,776
Shares converted into Class A (See Note 1)	666,672	6,460,233
Shares converted from Class A (See Note 1)	(49,478)	(486,560)

Net increase (decrease)	14,382,493	$140,614,449

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	334,024	$3,387,115
Shares issued to shareholders in reinvestment of dividends	18,409	186,246
Shares redeemed	(132,778)	(1,347,057)

Net increase (decrease) in shares outstanding before conversion	219,655	2,226,304
Shares converted from Class B (See Note 1)	(62,200)	(625,234)

Net increase (decrease)	157,455	$1,601,070

Year ended October 31, 2012:
Shares sold	716,260	$7,012,721
Shares issued to shareholders in reinvestment of dividends	30,704	299,461
Shares redeemed	(168,094)	(1,633,570)

Net increase (decrease) in shares outstanding before conversion	578,870	5,678,612
Shares converted from Class B (See Note 1)	(281,939)	(2,721,011)

Net increase (decrease)	296,931	$2,957,601

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	5,186,904	$52,514,091
Shares issued to shareholders in reinvestment of dividends	162,668	1,646,499
Shares redeemed	(1,165,602)	(11,769,249)

Net increase (decrease)	4,183,970	$42,391,341

Year ended October 31, 2012:
Shares sold	6,245,133	$61,118,182
Shares issued to shareholders in reinvestment of dividends	218,599	2,138,827
Shares redeemed	(1,129,894)	(11,018,783)

Net increase (decrease)	5,333,838	$52,238,226

32	MainStay Tax Free Bond Fund

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	12,368,076	$125,143,644
Shares issued to shareholders in reinvestment of dividends	163,495	1,654,034
Shares redeemed	(3,452,178)	(34,883,299)

Net increase (decrease)	9,079,393	$91,914,379

Year ended October 31, 2012 :
Shares sold	12,037,403	$118,056,878
Shares issued to shareholders in reinvestment of dividends and distributions	111,693	1,100,347
Shares redeemed	(1,600,338)	(15,626,655)

Net increase (decrease)	10,548,758	$103,530,570

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

34	MainStay Tax Free Bond Fund

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

36	MainStay Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30157 MS175-13	MST10-06/13 NL013

MainStay Convertible Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.75 10.85%	3.69 9.72%	3.51 4.68%	6.86 7.47%	1.22 1.22%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	4.94 11.05	3.93 9.98	3.71 4.89	6.99 7.59	1.00 1.00
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	5.46 10.46	3.92 8.92	3.54 3.89	6.68 6.68	1.97 1.97
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	9.54 10.54	7.92 8.92	3.90 3.90	6.68 6.68	1.97 1.97
Class I Shares[4]	No Sales Charge		11.18	10.32	5.13	7.85	0.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Bank of America Merrill Lynch All U.S. Convertible Index[5]	12.69%	15.47%	6.09%	7.43%
Average Lipper Convertible Securities Fund[6]	10.84	11.88	4.43	7.07

5.	The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,108.50	$6.48	$1,018.60	$6.21

Class A Shares	$1,000.00	$1,110.50	$5.23	$1,019.80	$5.01

Class B Shares	$1,000.00	$1,104.60	$10.38	$1,014.90	$9.94

Class C Shares	$1,000.00	$1,105.40	$10.39	$1,014.90	$9.94

Class I Shares	$1,000.00	$1,111.80	$3.93	$1,021.10	$3.76

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.24% for Investor Class, 1.00% for Class A, 1.99% for Class B and Class C and 0.75% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), 1.50%, due 6/25/15

2.	Gilead Sciences, Inc., 1.00%, due 5/1/14

3.	Apache Corp., 6.00%
4.	Salix Pharmaceuticals, Ltd., 1.50%–2.75%, due 5/15/15–3/15/19

5.	United Technologies Corp., 7.50%
6.	Jarden Corp., 1.875%, due 9/15/18

7.	Chart Industries, Inc., 2.00%, due 8/1/18

8.	Stanley Black & Decker, Inc., 4.75%

9.	Danaher Corp., (zero coupon), due 1/22/21

10.	Teva Pharmaceutical Finance Co. LLC, 0.25%, due 2/1/26

8	MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Convertible Fund returned 10.85% for Investor Class shares, 11.05% for Class A shares, 10.46% for Class B shares and 10.54% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 11.18%. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 10.84% return of the average Lipper1 convertible securities fund over the same period. All share classes underperformed the 12.69% return of the Bank of America Merrill Lynch All U.S. Convertible Index2 for the six months ended April 30, 2013. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the Bank of America Merrill Lynch All U.S. Convertible Index was driven primarily by sector allocation. In particular, the Fund’s overweight position in the energy sector hurt relative performance the most. Several of the Fund’s worst performing securities were energy-related—namely Peabody Energy, Apache and Energy XXI Bermuda.

During the reporting period, which market segments made the strongest contributions to the Fund’s performance and which market segments were particularly weak?

A number of the Fund’s strongest contributors to performance were in the biotechnology industry. (Contributions take weightings and total returns into account.) As mentioned previously, the Fund’s laggards were concentrated in the energy sector.

During the reporting period, which individual Fund holdings were the strongest absolute performers and which Fund holdings were particularly weak?

Convertible bond positions in Gilead Sciences and Biomarin Pharmaceuticals were among the Fund’s top performers. Both were in the biotechnology industry. Large energy holdings such as Peabody Energy, Apache and Energy XXI Bermuda hurt the Fund’s performance on an absolute basis and relative to the Bank of America Merrill Lynch All U.S. Convertible Index.

Did the Fund make any significant purchases and sales during the reporting period?

During the reporting period, we doubled the Fund’s position in the convertible bonds of industrial and consumer products company Danaher. We believe that the company will benefit from increased demand in its industrial products and testing segments. The company also generates significant free cash flow, which could be used to create value for shareholders. We added to the Fund’s position in the convertible bonds of automaker Ford Motor, as we believe that the company’s model lineup and quality comport well with consumer demand.

During the reporting period, we sold the Fund’s entire position in the convertible bonds of consumer brands company Iconix, as we are concerned that the company is overly dependent on acquisitions to meet its earnings targets. We also sold the Fund’s position in the convertible bonds of biotech company Amarin. In our opinion, the company’s cholesterol-lowering drug is unlikely to distinguish itself from lower-priced competitors.

Were there any changes in the Fund’s sector weightings during the reporting period?

Sector weightings are a result of our bottom-up security-specific selection process and do not reflect top-down opinions about the economy or the attractiveness of specific sectors. During the reporting period, we increased the Fund’s weightings in the consumer discretionary, financial and industrial sectors. Over the same period, we reduced the Fund’s weightings in the energy and health care sectors. The Fund’s weightings in the consumer staples, information technology, materials, communication services and utilities sectors were relatively unchanged.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the energy, health care and industrials sectors. On the same date, the Fund was underweight relative to the Index in the financials and information technology sectors and generally held neutral weightings in the materials and telecommunication services sectors.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertible Index.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	9

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Convertible Securities 91.8%† Convertible Bonds 75.8%
Aerospace & Defense 1.0%
GenCorp, Inc. 4.063%, due 12/31/39	$1,997,000	$3,070,387
Kaman Corp. 3.25%, due 11/15/17 (a)	3,217,000	3,850,347

		6,920,734

Airlines 1.6%
United Airlines, Inc. 4.50%, due 1/15/15	6,094,000	11,018,714

Auto Manufacturers 2.7%
Ford Motor Co. 4.25%, due 11/15/16	4,735,000	7,818,669
Wabash National Corp. 3.375%, due 5/1/18	8,792,000	10,594,360

		18,413,029

Biotechnology 4.1%
♦Gilead Sciences, Inc. 1.00%, due 5/1/14	9,869,000	22,162,073
Medicines Co. (The) 1.375%, due 6/1/17 (a)	4,252,000	5,825,240

		27,987,313

Coal 0.2%
Peabody Energy Corp. 4.75%, due 12/15/66	1,778,000	1,444,625

Commercial Services 0.9%
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	2,221,000	6,503,377

Computers 2.4%
EMC Corp. 1.75%, due 12/1/13	9,558,000	13,470,854
Quantum Corp. 3.50%, due 11/15/15	566,000	523,550
SanDisk Corp. 1.50%, due 8/15/17	1,911,000	2,412,637

		16,407,041

Distribution & Wholesale 0.7%
WESCO International, Inc. 6.00%, due 9/15/29	1,779,000	4,618,729

	Principal Amount	Value

Entertainment 1.0%
International Game Technology 3.25%, due 5/1/14	$6,505,000	$7,057,925

Environmental Controls 1.8%
Covanta Holding Corp. 3.25%, due 6/1/14	9,561,000	12,387,471

Finance—Leasing Companies 1.5%
Air Lease Corp. 3.875%, due 12/1/18 (a)	8,569,000	10,336,356

Finance—Mortgage Loan/Banker 0.4%
Walter Investment Management Corp. 4.50%, due 11/1/19	2,480,000	2,638,100

Health Care—Products 5.0%
Hologic, Inc. 2.00%, due 3/1/42 (b)	7,990,000	8,164,781
Insulet Corp. 3.75%, due 6/15/16	6,497,000	7,654,278
Teleflex, Inc. 3.875%, due 8/1/17	8,849,000	12,078,885
Wright Medical Group, Inc. 2.00%, due 8/15/17 (a)	5,289,000	6,098,878

		33,996,822

Health Care—Services 1.2%
WellPoint, Inc. 2.75%, due 10/15/42 (a)	7,160,000	8,574,100

Home Builders 1.9%
KB Home 1.375%, due 2/1/19	5,169,000	6,018,654
Lennar Corp. 3.25%, due 11/15/21 (a)	3,785,000	7,094,510

		13,113,164

Household Products & Wares 2.3%
♦Jarden Corp. 1.875%, due 9/15/18 (a)	13,430,000	15,847,400

Insurance 1.9%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	6,174,000	8,141,962
Radian Group, Inc. 2.25%, due 3/1/19	3,828,000	5,074,493

		13,216,455

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

10	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Internet 1.7%
At Home Corp. 4.75%, due 12/31/49 (c)(d)(e)(f)	$9,147,056	$915
Blucora, Inc. 4.25%, due 4/1/19 (a)	3,003,000	3,102,474
Dealertrack Technologies, Inc. 1.50%, due 3/15/17	7,889,000	8,357,409

		11,460,798

Investment Company 1.0%
Ares Capital Corp. 4.875%, due 3/15/17	6,564,000	6,966,045

Iron & Steel 1.0%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	6,299,000	6,649,382

Lodging 0.9%
MGM Resorts International 4.25%, due 4/15/15	5,309,000	5,889,672

Machinery—Diversified 2.3%
♦Chart Industries, Inc. 2.00%, due 8/1/18	11,153,000	15,795,436

Media 0.4%
Liberty Interactive LLC 3.50%, due 1/15/31	5,831,000	3,039,409

Metal Fabricate & Hardware 0.8%
RTI International Metals, Inc.
1.625%, due 10/15/19	1,162,000	1,191,050
3.00%, due 12/1/15	3,624,000	4,081,530

		5,272,580

Miscellaneous—Manufacturing 2.9%
♦Danaher Corp. (zero coupon), due 1/22/21	8,558,000	15,169,055
Textron, Inc. 4.50%, due 5/1/13	2,416,000	4,739,926

		19,908,981

Oil & Gas Services 7.7%
Helix Energy Solutions Group, Inc. 3.25%, due 3/15/32	7,642,000	9,456,975
Hornbeck Offshore Services, Inc. 1.50%, due 9/1/19 (a)	3,683,000	4,263,073
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) 1.50%, due 6/25/15 (a)(g)	20,170,427	26,453,515

	Principal Amount	Value

Oil & Gas Services (continued)
SEACOR Holdings, Inc. 2.50%, due 12/15/27 (a)	$2,507,000	$2,752,999
Subsea 7 S.A.
1.00%, due 10/5/17	3,000,000	2,985,900
3.50%, due 10/13/14	5,100,000	7,063,500

		52,975,962

Pharmaceuticals 10.8%
Akorn, Inc. 3.50%, due 6/1/16	3,322,000	6,183,072
BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	2,812,000	9,139,000
Medivation, Inc. 2.625%, due 4/1/17	7,433,000	9,741,876
Mylan, Inc. 3.75%, due 9/15/15	4,317,000	9,648,495
Omnicare, Inc. 3.75%, due 12/15/25	4,336,000	7,503,990
♦Salix Pharmaceuticals, Ltd.
1.50%, due 3/15/19	5,121,000	5,569,088
2.75%, due 5/15/15	8,871,000	11,754,075
♦Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	14,284,762

		73,824,358

Real Estate Investment Trusts 3.0%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	9,032,473
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	9,324,000	11,509,312

		20,541,785

Semiconductors 7.0%
Intel Corp. 3.25%, due 8/1/39	5,441,000	6,988,312
Lam Research Corp. 1.25%, due 5/15/18	1,366,000	1,564,070
Microchip Technology, Inc. 2.125%, due 12/15/37	8,758,000	12,419,939
Micron Technology, Inc. 1.625%, due 2/15/33 (a)	9,944,000	11,305,085
Novellus Systems, Inc. 2.625%, due 5/15/41	7,066,000	10,484,177
ON Semiconductor Corp. Series B 2.625%, due 12/15/26	2,719,000	3,104,758
Xilinx, Inc. 2.625%, due 6/15/17	1,529,000	2,184,559

		48,050,900

Software 1.9%
Bottomline Technologies, Inc. 1.50%, due 12/1/17	5,746,000	6,446,294

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Convertible Bonds (continued)
Software (continued)
Nuance Communications, Inc. 2.75%, due 11/1/31	$6,365,000	$6,679,272

		13,125,566

Telecommunications 3.3%
Ciena Corp. 4.00%, due 12/15/20	7,321,000	8,510,663
Comtech Telecommunications Corp. 3.00%, due 5/1/29	2,763,000	2,830,348
SBA Communications Corp.
1.875%, due 5/1/13	1,163,000	2,051,625
4.00%, due 10/1/14	3,600,000	9,438,750

		22,831,386

Transportation 0.5%
XPO Logistics, Inc. 4.50%, due 10/1/17	3,185,000	3,692,609

Total Convertible Bonds (Cost $449,609,650)		520,506,224

	Shares

Convertible Preferred Stocks 16.0%
Aerospace & Defense 2.4%
♦United Technologies Corp. 7.50%	283,546	16,768,910

Auto Manufacturers 1.6%
General Motors Co. 4.75%	230,800	10,727,584

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 5.88%	103,400	4,506,172

Electric 0.8%
PPL Corp. 9.50%	92,100	5,383,245

Food 0.6%
Post Holdings, Inc. (a) 3.75%	39,161	4,344,796

Hand & Machine Tools 2.3%
♦Stanley Black & Decker, Inc. 4.75%	127,060	15,742,734

	Shares	Value

Insurance 2.0%
MetLife, Inc. 5.00%	275,822	$13,832,473

Iron & Steel 0.4%
Cliffs Natural Resources, Inc. 7.00%	139,372	2,852,945

Oil & Gas 3.7%
♦Apache Corp. 6.00%	425,600	18,011,392
Energy XXI Bermuda, Ltd. 5.63%	14,407	3,894,392
Sanchez Energy Corp. (a) 4.88%	71,500	3,537,069

		25,442,853

Pharmaceuticals 1.1%
Omnicare Capital Trust II 4.00%	133,550	7,270,462

Real Estate Investment Trusts 0.5%
Health Care REIT, Inc. 6.50%	47,800	3,236,060

Total Convertible Preferred Stocks (Cost $111,590,503)		110,108,234

Total Convertible Securities (Cost $561,200,153)		630,614,458

Common Stocks 4.6%
Banks 1.1%
Citigroup, Inc.	160,104	7,470,453

Internet 0.3%
TIBCO Software, Inc. (h)	108,466	2,105,325

Oil & Gas 0.3%
Ensco PLC Class A	28,000	1,615,040

Oil & Gas Services 2.0%
Baker Hughes, Inc.	124,900	5,669,211
Halliburton Co.	113,326	4,846,953
ION Geophysical Corp. (h)	530,100	3,307,824

		13,823,988

Pharmaceuticals 0.9%
Merck & Co., Inc.	134,623	6,327,281

Total Common Stocks (Cost $30,114,521)		31,342,087

12	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Number of Warrants	Value

Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00
Expires 7/10/16 (h)	1,016	$21,783
Strike Price $18.33
Expires 7/10/19 (h)	1,016	14,315

Total Warrants (Cost $1,062)		36,098

	Principal Amount
Short-Term Investment 3.4%
Repurchase Agreement 3.4%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $23,060,306 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.00% and a maturity date of 11/2/22, with a Principal Amount of $23,530,000 and a Market Value of $23,521,506)	$23,060,300	23,060,300

Total Short-Term Investment (Cost $23,060,300)		23,060,300

Total Investments (Cost $614,376,036) (i)	99.8%	685,052,943
Other Assets, Less Liabilities	0.2	1,284,587
Net Assets	100.0%	$686,337,530

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Step coupon—Rate shown is the rate in effect as of April 30, 2013.

(c)	Issue in default.

(d)	Illiquid security—The total market value of this security as of April 30, 2013 is $915, which represents less than one-tenth of a percent of the Fund’s net assets.

(e)	Restricted security.

(f)	Fair valued security—The total market value of this security as of April 30, 2013 is $915, which represents less than one-tenth of a percent of the Fund’s net assets.

(g)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock, represents 3.9% of the Fund’s net assets.

(h)	Non-income producing security.

(i)	As of April 30, 2013, cost is $620,687,407 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$92,066,462
Gross unrealized depreciation	(27,700,926)

Net unrealized appreciation	$64,365,536

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$520,505,309	$915	$520,506,224
Convertible Preferred Stocks	110,108,234	—	—	110,108,234

Total Convertible Securities	110,108,234	520,505,309	915	630,614,458

Common Stocks	31,342,087	—	—	31,342,087
Warrants	36,098	—	—	36,098
Short-Term Investment
Repurchase Agreement	—	23,060,300	—	23,060,300

Total Investments in Securities	$141,486,419	$543,565,609	$915	$685,052,943

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $915 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2013
Convertible Bonds
Internet	$915	$—	$—	$—	$—	$—	$—	$—	$915	$—
Common Stocks
Auto Manufacturers	57	—	—	(57)	—	—	—	—	—	—

Total	$972	$—	$—	$(57)	$—	$—	$—	$—	$915	$—

14	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $614,376,036)	$685,052,943
Receivables:
Investment securities sold	9,570,781
Dividends and interest	3,735,596
Fund shares sold	1,527,980
Other assets	52,211

Total assets	699,939,511

Liabilities
Payables:
Investment securities purchased	11,899,244
Fund shares redeemed	915,563
Manager (See Note 3)	336,580
Transfer agent (See Note 3)	198,055
NYLIFE Distributors (See Note 3)	167,035
Shareholder communication	45,393
Professional fees	32,071
Trustees	1,858
Custodian	1,720
Accrued expenses	4,462

Total liabilities	13,601,981

Net assets	$686,337,530

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$442,890
Additional paid-in capital	618,805,160

619,248,050
Distributions in excess of net investment income	(3,407,980)
Accumulated net realized gain (loss) on investments	(179,447)
Net unrealized appreciation (depreciation) on investments	70,676,907

Net assets	$686,337,530

Investor Class
Net assets applicable to outstanding shares	$84,305,321

Shares of beneficial interest outstanding	5,446,096

Net asset value per share outstanding	$15.48
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.38

Class A
Net assets applicable to outstanding shares	$314,350,462

Shares of beneficial interest outstanding	20,299,541

Net asset value per share outstanding	$15.49
Maximum sales charge (5.50% of offering price)	0.90

Maximum offering price per share outstanding	$16.39

Class B
Net assets applicable to outstanding shares	$31,487,821

Shares of beneficial interest outstanding	2,026,592

Net asset value and offering price per share outstanding	$15.54

Class C
Net assets applicable to outstanding shares	$72,304,121

Shares of beneficial interest outstanding	4,657,675

Net asset value and offering price per share outstanding	$15.52

Class I
Net assets applicable to outstanding shares	$183,889,805

Shares of beneficial interest outstanding	11,859,120

Net asset value and offering price per share outstanding	$15.51

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$5,499,589
Dividends	3,415,727

Total income	8,915,316

Expenses
Manager (See Note 3)	2,012,052
Distribution/Service—Investor Class (See Note 3)	102,887
Distribution/Service—Class A (See Note 3)	380,788
Distribution/Service—Class B (See Note 3)	160,902
Distribution/Service—Class C (See Note 3)	366,532
Transfer agent (See Note 3)	571,555
Shareholder communication	48,320
Registration	41,370
Professional fees	38,997
Trustees	7,891
Custodian	6,794
Miscellaneous	13,260

Total expenses	3,751,348

Net investment income (loss)	5,163,968

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	6,312,912
Net change in unrealized appreciation (depreciation) on investments	57,672,849

Net realized and unrealized gain (loss) on investments	63,985,761

Net increase (decrease) in net assets resulting from operations	$69,149,729

16	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,163,968	$14,090,779
Net realized gain (loss) on investments	6,312,912	33,409,121
Net change in unrealized appreciation (depreciation) on investments	57,672,849	(8,108,273)

Net increase (decrease) in net assets resulting from operations	69,149,729	39,391,627

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,212,798)	(1,534,966)
Class A	(4,894,577)	(7,001,464)
Class B	(358,580)	(417,670)
Class C	(811,531)	(911,844)
Class I	(3,091,924)	(5,091,499)

	(10,369,410)	(14,957,443)

From net realized gain on investments:
Investor Class	(3,334,878)	(4,312,356)
Class A	(12,200,801)	(18,447,914)
Class B	(1,367,581)	(2,175,818)
Class C	(3,062,828)	(4,456,329)
Class I	(7,472,559)	(11,630,815)

	(27,438,647)	(41,023,232)

Total dividends and distributions to shareholders	(37,808,057)	(55,980,675)

Capital share transactions:
Net proceeds from sale of shares	74,089,134	163,780,168
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	32,853,447	39,617,060
Cost of shares redeemed	(138,323,172)	(329,417,252)

Increase (decrease) in net assets derived from capital share transactions	(31,380,591)	(126,020,024)

Net increase (decrease) in net assets	(38,919)	(142,609,072)

Net Assets
Beginning of period	686,376,449	828,985,521

End of period	$686,337,530	$686,376,449

Undistributed (distributions in excess of) net investment income at end of period	$(3,407,980)	$1,797,462

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$14.79		$15.11	$15.12	$13.02	$10.16	$15.00

Net investment income (loss) (a)	0.11		0.26	0.30	0.32	0.35	0.16
Net realized and unrealized gain (loss) on investments	1.42		0.47	(0.02)	2.10	2.82	(4.85)

Total from investment operations	1.53		0.73	0.28	2.42	3.17	(4.69)

Less dividends and distributions:
From net investment income	(0.22)		(0.28)	(0.29)	(0.32)	(0.31)	(0.15)
From net realized gain on investments	(0.62)		(0.77)	—	—	—	—

Total dividends and distributions	(0.84)		(1.05)	(0.29)	(0.32)	(0.31)	(0.15)

Net asset value at end of period	$15.48		$14.79	$15.11	$15.12	$13.02	$10.16

Total investment return (b)	10.85	%(c)	5.07%	1.98%	18.78%	31.77%	(31.51	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.43	%††	1.74%	1.89%	2.25%	3.16%	1.69	% ††
Net expenses	1.24	%††	1.22%	1.19%	1.28%	1.30%	1.28	% ††
Expenses (before waiver/reimbursement)	1.24	%††	1.22%	1.19%	1.28%	1.43%	1.34	% ††
Portfolio turnover rate	31%		61%	80%	80%	68%	103%
Net assets at end of period (in 000’s)	$84,305		$80,378	$85,747	$86,301	$78,734	$61,439

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$14.79		$15.12	$15.13	$13.03	$10.16	$17.18

Net investment income (loss) (a)	0.12		0.29	0.33	0.35	0.38	0.23
Net realized and unrealized gain (loss) on investments	1.44		0.46	(0.02)	2.10	2.82	(5.74)

Total from investment operations	1.56		0.75	0.31	2.45	3.20	(5.51)

Less dividends and distributions:
From net investment income	(0.24)		(0.31)	(0.32)	(0.35)	(0.33)	(0.23)
From net realized gain on investments	(0.62)		(0.77)	—	—	—	(1.28)

Total dividends and distributions	(0.86)		(1.08)	(0.32)	(0.35)	(0.33)	(1.51)

Net asset value at end of period	$15.49		$14.79	$15.12	$15.13	$13.03	$10.16

Total investment return (b)	11.05	%(c)	5.30%	2.13%	19.05%	32.11%	(35.00%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66	%††	1.96%	2.08%	2.48%	3.34%	1.57%
Net expenses	1.00	%††	1.00%	0.99%	1.05%	1.10%	1.13%
Expenses (before waiver/reimbursement)	1.00	%††	1.00%	0.99%	1.05%	1.15%	1.13%
Portfolio turnover rate	31%		61%	80%	80%	68%	103%
Net assets at end of period (in 000’s)	$314,350		$317,267	$367,398	$367,972	$355,311	$217,028

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$14.84		$15.15	$15.16	$13.05	$10.18	$17.21

Net investment income (loss) (a)	0.05		0.15	0.18	0.21	0.27	0.11
Net realized and unrealized gain (loss) on investments	1.44		0.47	(0.02)	2.11	2.83	(5.75)

Total from investment operations	1.49		0.62	0.16	2.32	3.10	(5.64)

Less dividends and distributions:
From net investment income	(0.17)		(0.16)	(0.17)	(0.21)	(0.23)	(0.11)
From net realized gain on investments	(0.62)		(0.77)	—	—	—	(1.28)

Total dividends and distributions	(0.79)		(0.93)	(0.17)	(0.21)	(0.23)	(1.39)

Net asset value at end of period	$15.54		$14.84	$15.15	$15.16	$13.05	$10.18

Total investment return (b)	10.46	%(c)	4.31%	1.19%	17.93%	30.83%	(35.55%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68	%††	0.99%	1.13%	1.51%	2.42%	0.72%
Net expenses	1.99	%††	1.97%	1.94%	2.03%	2.05%	1.98%
Expenses (before waiver/reimbursement)	1.99	%††	1.97%	1.94%	2.03%	2.19%	2.01%
Portfolio turnover rate	31%		61%	80%	80%	68%	103%
Net assets at end of period (in 000’s)	$31,488		$33,103	$43,420	$54,646	$59,041	$59,071

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$14.82		$15.14	$15.15	$13.04	$10.18	$17.20

Net investment income (loss) (a)	0.05		0.15	0.18	0.21	0.27	0.11
Net realized and unrealized gain (loss) on investments	1.44		0.46	(0.02)	2.11	2.82	(5.74)

Total from investment operations	1.49		0.61	0.16	2.32	3.09	(5.63)

Less dividends and distributions:
From net investment income	(0.17)		(0.16)	(0.17)	(0.21)	(0.23)	(0.11)
From net realized gain on investments	(0.62)		(0.77)	—	—	—	(1.28)

Total dividends and distributions	(0.79)		(0.93)	(0.17)	(0.21)	(0.23)	(1.39)

Net asset value at end of period	$15.52		$14.82	$15.14	$15.15	$13.04	$10.18

Total investment return (b)	10.54	%(c)	4.24%	1.20%	17.94%	30.73%	(35.51%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.68	%††	0.98%	1.13%	1.49%	2.39%	0.75%
Net expenses	1.99	%††	1.97%	1.94%	2.03%	2.05%	2.00%
Expenses (before waiver/reimbursement)	1.99	%††	1.97%	1.94%	2.03%	2.18%	2.04%
Portfolio turnover rate	31%		61%	80%	80%	68%	103%
Net assets at end of period (in 000’s)	$72,304		$75,372	$90,273	$90,474	$72,563	$40,498

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,			November 28, 2008** through October 31,
	2013*		2012	2011	2010	2009
Net asset value at beginning of period	$14.81		$15.13	$15.15	$13.04	$9.55

Net investment income (loss) (a)	0.14		0.33	0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments	1.44		0.47	(0.04)	2.12	3.44

Total from investment operations	1.58		0.80	0.34	2.50	3.82

Less dividends and distributions:
From net investment income	(0.26)		(0.35)	(0.36)	(0.39)	(0.33)
From net realized gain on investments	(0.62)		(0.77)	—	—	—

Total dividends and distributions	(0.88)		(1.12)	(0.36)	(0.39)	(0.33)

Net asset value at end of period	$15.51		$14.81	$15.13	$15.15	$13.04

Total investment return (b)	11.18	%(c)	5.56%	2.39%	19.41%	40.46	%(c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91	%††	2.21%	2.33%	2.66%	3.33	%††
Net expenses	0.75	%††	0.75%	0.74%	0.80%	0.86	%††
Expenses (before waiver/reimbursement)	0.75	%††	0.75%	0.74%	0.80%	0.89	%††
Portfolio turnover rate	31%		61%	80%	80%	68%
Net assets at end of period (in 000’s)	$183,890		$180,257	$242,147	$206,563	$64,931

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

22	MainStay Convertible Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate only to the MainStay Convertible Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $915 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

24	MainStay Convertible Fund

Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(J)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(K)  Concentration of Risk.  The Fund may invest in high-yield securities (sometimes called ‘‘junk bonds’’), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Warrants	Investments in securities, at value	$36,098	$36,098

Total Fair Value		$36,098	$36,098

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Warrants	Net change in unrealized appreciation (depreciation) on investments	$8,950	$8,950

Total Change in Unrealized Appreciation (Depreciation)		$8,950	$8,950

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity Contracts Risk	Total
Warrants	2,032	2,032

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses

26	MainStay Convertible Fund

of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (‘‘MacKay Shields” or the “Subadvisor’’), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.60% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $2,012,052.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,835 and $17,579, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $31, $509, $26,587 and $5,659, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$138,719
Class A	161,078
Class B	54,254
Class C	123,596
Class I	93,908

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$24,131,923
Long-Term Capital Gain	31,848,752
Total	$55,980,675

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2013, the Fund held the following restricted security:

Security	Date of Acquisition	Principal Amount	Cost	4/30/13 Value	Percentage of Net Assets
At Home Corp. Convertible Bond 4.75%, due 12/31/49	5/4/01	$9,147,056	$674,023	$915	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $206,233 and $257,991, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	165,247	$2,483,420
Shares issued to shareholders in reinvestment of dividends and distributions	314,793	4,523,493
Shares redeemed	(409,001)	(6,126,831)

Net increase (decrease) in shares outstanding before conversion	71,039	880,082
Shares converted into Investor Class (See Note 1)	153,268	2,315,198
Shares converted from Investor Class (See Note 1)	(214,139)	(3,275,703)

Net increase (decrease)	10,168	$(80,423)

Year ended October 31, 2012:
Shares sold	315,524	$4,692,773
Shares issued to shareholders in reinvestment of dividends and distributions	415,428	5,815,700
Shares redeemed	(831,278)	(12,361,399)

Net increase (decrease) in shares outstanding before conversion	(100,326)	(1,852,926)
Shares converted into Investor Class (See Note 1)	430,501	6,352,436
Shares converted from Investor Class (See Note 1)	(569,292)	(8,576,018)

Net increase (decrease)	(239,117)	$(4,076,508)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,478,546	$37,394,872
Shares issued to shareholders in reinvestment of dividends and distributions	1,061,049	15,262,197
Shares redeemed	(4,917,509)	(72,987,518)

Net increase (decrease) in shares outstanding before conversion	(1,377,914)	(20,330,449)
Shares converted into Class A (See Note 1)	264,068	4,026,292
Shares converted from Class A (See Note 1)	(35,786)	(551,108)

Net increase (decrease)	(1,149,632)	$(16,855,265)

Year ended October 31, 2012:
Shares sold	4,620,849	$69,277,054
Shares issued to shareholders in reinvestment of dividends and distributions	1,594,182	22,325,718
Shares redeemed	(9,794,989)	(145,007,590)

Net increase (decrease) in shares outstanding before conversion	(3,579,958)	(53,404,818)
Shares converted into Class A (See Note 1)	806,991	12,070,125
Shares converted from Class A (See Note 1)	(84,644)	(1,294,142)

Net increase (decrease)	(2,857,611)	$(42,628,835)

28	MainStay Convertible Fund

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	105,638	$1,584,609
Shares issued to shareholders in reinvestment of dividends and distributions	100,077	1,440,482
Shares redeemed	(243,344)	(3,650,058)

Net increase (decrease) in shares outstanding before conversion	(37,629)	(624,967)
Shares converted from Class B (See Note 1)	(166,953)	(2,514,679)

Net increase (decrease)	(204,582)	$(3,139,646)

Year ended October 31, 2012:
Shares sold	231,752	$3,443,183
Shares issued to shareholders in reinvestment of dividends and distributions	156,211	2,183,308
Shares redeemed	(439,861)	(6,546,653)

Net increase (decrease) in shares outstanding before conversion	(51,898)	(920,162)
Shares converted from Class B (See Note 1)	(582,297)	(8,552,401)

Net increase (decrease)	(634,195)	$(9,472,563)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	270,594	$4,012,080
Shares issued to shareholders in reinvestment of dividends and distributions	196,550	2,827,282
Shares redeemed	(893,840)	(13,398,469)

Net increase (decrease)	(426,696)	$(6,559,107)

Year ended October 31, 2012:
Shares sold	622,852	$9,186,755
Shares issued to shareholders in reinvestment of dividends and distributions	270,074	3,774,904
Shares redeemed	(1,770,212)	(26,195,413)

Net increase (decrease)	(877,286)	$(13,233,754)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,899,229	$28,614,153
Shares issued to shareholders in reinvestment of dividends and distributions	611,539	8,799,993
Shares redeemed	(2,821,979)	(42,160,296)

Net increase (decrease)	(311,211)	$(4,746,150)

Year ended October 31, 2012:
Shares sold	5,186,678	$77,180,403
Shares issued to shareholders in reinvestment of dividends and distributions	392,510	5,517,430
Shares redeemed	(9,409,185)	(139,306,197)

Net increase (decrease)	(3,829,997)	$(56,608,364)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be real-

ized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Fund and

30	MainStay Convertible Fund

managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because

MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to MacKay Shields from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay Shields in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers.

In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

32	MainStay Convertible Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	33

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30289 MS175-13	MSC10-06/13 NL005

MainStay Income Builder Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.83 11.99%	11.25 17.73%	5.27 6.47%	6.49 7.09%	1.37 1.37%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	5.93 12.10	11.60 18.10	5.56 6.76	6.63 7.24	1.06 1.06
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	6.58 11.58	11.90 16.90	5.36 5.68	6.30 6.30	2.12 2.12
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	10.53 11.53	15.86 16.86	5.67 5.67	6.29 6.29	2.12 2.12
Class I Shares[4]	No Sales Charge		12.33	18.45	7.07	7.66	0.81

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI World Index[5]	14.67%	16.70%	1.81%	8.29%
Russell 1000® Index[6]	15.05	17.17	5.49	8.32
Income Builder Composite Index[7]	7.63	10.24	4.30	7.02
Barclays U.S. Aggregate Bond Index[8]	0.90	3.68	5.72	5.04
Average Lipper Mixed-Asset Target Allocation Growth Fund[9]	10.39	12.27	4.06	6.97

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Income Builder Composite Index consists of the MSCI World Index and the Barclays U.S. Aggregate Bond Index weighted 50%/50% respectively. The Fund has selected the Income Builder Composite Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Fund has selected the Barclays U.S. Aggregate Bond Index as an additional benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,119.90	$6.99	$1,018.20	$6.66

Class A Shares	$1,000.00	$1,121.00	$5.47	$1,019.60	$5.21

Class B Shares	$1,000.00	$1,115.80	$10.91	$1,014.50	$10.39

Class C Shares	$1,000.00	$1,115.30	$10.91	$1,014.50	$10.39

Class I Shares	$1,000.00	$1,123.30	$4.16	$1,020.90	$3.96

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Investor Class, 1.04% for Class A, 2.08% for Class B and Class C and 0.79% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Portfolio Composition as of April 30, 2013 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of April 30, 2013 (excluding short-term investment)

1.	MGM Resorts International, 6.75%–8.625%, due 2/1/19–10/1/20
2.	United States Treasury Bonds, 2.75%–4.375%, due 5/15/40–8/15/42
3.	BCE, Inc.
4.	Vodafone Group PLC
5.	PPL Corp.
6.	Swisscom A.G.
7.	Verizon Communications, Inc.
8.	Royal Dutch Shell PLC
9.	Linn Energy LLC / Linn Energy Finance Corp., 8.625%, due 4/15/20
10.	GlaxoSmithKline PLC

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC (“MacKay Shields”), the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, and Michael A. Welhoelter, CFA, of Epoch Investment Partners, Inc. (“Epoch”), the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Income Builder Fund returned 11.99% for Investor Class shares, 12.10% for Class A shares, 11.58% for Class B shares and 11.53% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 12.33%. All share classes outperformed the 10.39% return of the average Lipper1 mixed-asset target allocation growth fund and underperformed the 14.67% return of the MSCI World Index2 for the six months ended April 30, 2013. The MSCI World Index is the Fund’s broad-based securities-market index. All share classes outperformed the 0.90% return of the Barclays U.S. Aggregate Bond Index,3 which is an additional benchmark for the Fund. See page 5 for Fund returns with applicable sales charges.

During the reporting period, how was the Fund materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. MacKay Shields, however, used S&P 500® equity futures to raise the Fund’s overall equity sensitivity and U.S. Treasury note futures to lower the Fund’s interest-rate sensitivity. These positions in derivatives had a positive impact on the Fund’s overall performance during the reporting period.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

Relative to the MSCI World Index, the performance of the equity portion of the Fund reflected growth in cash flows and shareholder yield (dividends, share buybacks and debt reduction) from the Fund’s holdings. Relative performance was also positively affected by an emphasis on sustainable yield in an environment where market gains were led by defensive companies with strong shareholder-yield characteristics. The relative performance of the equity portion of the Fund was hurt by having no exposure to Japan. In the wake of aggressive monetary policies by the nation’s central bank, Japan had the highest returns among developed markets.

In the equity portion of the Fund, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors detracted the most?

The strongest positive contributions to performance relative to the MSCI World Index came from the materials, information technology and health care sectors. (Contributions take weightings and total returns into account.) The equity portion of the

Fund had less exposure to materials and information technology companies than the MSCI World Index. This enhanced results, as these sectors generally had among the weakest returns during the reporting period. The Fund’s holdings in the materials, information technology and health care sectors performed better than those in the Index.

During the reporting period, weak stock selection in the consumer discretionary sector and an underweight position in the financials sector detracted from relative performance in the equity portion of the Fund. In the consumer discretionary sector, all but one of the Fund’s holdings had a positive absolute return; but consumer discretionary holdings in the equity portion of the Fund did not appreciate as much as the sector as a whole. The cash position in the equity portion of the Fund was also a drag on results in a fast-rising equity market.

During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?

The strongest positive contributors to the Fund’s absolute performance were pharmaceutical maker Roche, health and hygiene company Kimberly-Clark and reinsurance company Munich Re. Roche delivered a strong 2012 earnings report at the end of January. For the year, Roche generated a 19% increase in free cash flow. The company said it expected continued growth in earnings and sales in 2013 and announced a dividend increase. Roche has now raised its dividend annually for 26 consecutive years. Over the past 10 years, Roche’s dividend has grown at a 17.6% compound annual rate. Kimberly-Clark reported strong international sales and improved its profit margins. The company has an attractive share buyback program and increased its dividend. Munich Re benefited from cyclically stronger reinsurance pricing.

During the reporting period, the most significant detractors from the Fund’s absolute performance were media company Pearson, office and business equipment company Pitney Bowes and financial exchange operator NYSE Euronext. Pearson reported disappointing full-year results, driven by weakness in the North American education business. The North American education business continues to be pressured by the overall macro environment and public spending cuts. The company also announced a restructuring plan that may be strategically sensible for the long term; however, we believe that the plan is likely to weigh on profit and cash flow growth over the next couple of

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI World Index.
3.	See footnote on page 6 for more information on the Barclays U.S. Aggregate Bond Index.

mainstayinvestments.com	9

years. We sold the Fund’s position in Pitney Bowes, a company that provides hardware, software and services for physical and digital communications, as the company continued to see pressure on its core businesses. The company’s priorities for capital allocation also became unclear. NYSE Euronext provided disappointing operating results, which reduced our confidence in the company’s ability to continue to return attractive levels of cash to shareholders. We exited the position.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

The Fund purchased Centrica, an integrated utility company based in the U.K. Centrica not only supplies natural gas and electricity to its residential and business customers, but it also explores for and produces natural gas. We believe that Centrica has ample free cash flow to sufficiently cover its dividend and share buyback program. The Fund also purchased Health Care REIT, which operates a growing portfolio of medical office buildings. The company has a large dividend yield and plans on reducing debt.

In addition to selling Pitney Bowes and NYSE Euronext, we exited the Fund’s position in Diebold, a maker of ATMs. We sold the stock on the view that earnings and cash flows were being hurt by an accelerated slowdown among U.S. regional banks.

In January 2013, Abbott Laboratories split into two companies: Abbott Laboratories (a global health care company) and AbbVie (the biotechnology and pharmaceutical part of the business). The Fund’s position in Abbott Laboratories was also split into two parts, but AbbVie has a higher dividend commitment to its shareholders. We sold the Fund’s position in Abbott Laboratories, which has a lower dividend payment but a higher growth component.

How did the Fund’s equity sector weightings change during the reporting period?

Sector weightings in the equity portion of the Fund result from buying and selling individual stocks rather than from top-down decisions on the attractiveness of specific sectors. The most significant changes to sector weightings in the equity portion of the Fund were an increase in the utilities sector and decreases in the consumer discretionary and consumer staples sectors.

How was the equity portion of the Fund positioned at the end of April 2013?

As of April 30, 2013, the most substantially overweight sector positions relative to the MSCI World Index in the equity portion of the Fund were in utilities and telecommunication services. In both sectors we have found an abundance of companies that not only generate strong cash flows but also—as part of their capital-allocation decisions—emphasize returning capital to shareholders.

As of the same date, the Fund remained vastly underweight relative to the MSCI World Index in the financials sector, which constitutes more than one-quarter of the Index. Many of the larger financials, especially banks, were forced to cut dividends and issue new stock during the financial crisis. Many of these same banks continue to have their dividends restricted by regulators. These companies are still in the process of using cash to fortify their capital bases rather than providing shareholder yield. As a result, they are not appropriate candidates for the Fund at this time.

What factors affected relative performance in the fixed-income portion of the Fund during the reporting period?

The fixed-income portion of the Fund outperformed the Barclays U.S. Aggregate Bond Index during the reporting period, primarily because of an overweight position in spread4 products, specifically high-yield corporate bonds. Assets with higher risk profiles provided strong results during the reporting period, largely in response to accommodative monetary policies of the world’s central banks and the resolution of the “fiscal cliff” at the tail end of 2012, which reinvigorated investors’ risk appetite in search of yield.

Within the high-yield corporate bond sector, the fixed-income portion of the Fund maintained overweight positions in financials, gaming, homebuilders, building materials, coal and steel which, on balance, provided positive performance for the fixed-income portion of the Fund.

Lower-risk assets, such as U.S. Treasury securities and agency mortgages, underperformed spread product. Fortunately, underweight positions in these asset classes helped the performance of the fixed-income portion of the Fund relative to the Barclays U.S. Aggregate Bond Index.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

10	MainStay Income Builder Fund

During the reporting period, what was the duration5 strategy of the fixed-income portion of the Fund?

The duration of the fixed-income portion of the Fund was shorter than that of the Barclays U.S. Aggregate Bond Index, in large part because of an overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. To further insulate the fixed-income portion of the Fund from a potential rise in interest rates, we maintained a short position in U.S. Treasury futures to keep duration shorter than that of the Barclays U.S. Aggregate Bond Index. Exposure to lower-duration high-yield securities had a positive impact on the performance of the fixed-income portion of the Fund, while exposure to Treasury futures had a minimal impact on performance during the reporting period.

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

There were many macro factors to consider during the reporting period, including the fiscal cliff and the sequester. We did not make any material changes to the Fund’s positioning. We did, however, increase exposure to corporate bonds—both high yield and investment grade. We continue to believe that accommodative monetary policy, along with improving economic data, is likely to have a positive effect on spread products such as high-yield corporate bonds. In addition, improving profitability signaled that many corporations were doing more with less: less leverage, less short-term debt and smaller funding gaps. In our opinion, improving credit fundamentals would support narrower spreads—or less compensation for assuming credit risk—alongside a favorable balance of supply and demand for corporate debt. For these reasons, we maintained a risk profile that was higher than that of the Barclays U.S. Aggregate Bond Index.

During the reporting period, which market segments were the strongest positive contributors to performance in the fixed-income portion of the Fund and which market segments were particularly weak?

An overweight position in high-yield corporate bonds was the driving force behind the Fund’s outperformance of the Barclays

U.S. Aggregate Bond Index. During the reporting period, the Barclays U.S. Aggregate Bond Index was up 0.90%, while high-yield corporate bonds, as measured by the Bank of America Merrill Lynch High Yield Master II Constrained Index,6 were up 7.26%. Within high-yield corporate bonds, the Fund’s financials and real estate securities were the best performers in the fixed-income portion of the Fund. Energy and utilities holdings were among the weakest performers in our portion of the Fund.

With an overweight position in high-yield corporate bonds came underweight positions in U.S. Treasury securities and agency mortgages. Underweight positioning in these sectors contributed positively to relative performance in the fixed-income portion of the Fund as investors continued their search for higher-yielding assets and were willing to assume higher levels of risk to pursue their yield objectives.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

Though there were no significant changes in the fixed-income portion of the Fund’s positioning during the reporting period, we did add to our corporate bond weightings while reducing our exposure to convertible bonds. A few of the larger convertible bond positions that were sold during the reporting period were Newmont Mining, Teleflex, SBA Communications and Allegheny Technologies. With the proceeds from the convertible bond sales we initiated positions in the corporate bonds, such as communications company CommScope and steel producer AK Steel.

How did sector weightings change in the fixed-income portion of the Fund’s during the reporting period?

We increased exposure to corporate credit, both in high-yield and investment-grade bonds. During the reporting period, we decreased exposure to convertible bonds.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of April 30, 2013, the most overweight sector relative to the Barclays U.S. Aggregate Bond Index in the fixed-income portion of the Fund was high-yield corporate bonds. Among its high-

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

6.	The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB–/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

mainstayinvestments.com	11

yield corporate bond holdings, the fixed-income portion of the Fund was overweight relative to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index in gaming, housing and financials. Relative to the same Index, the fixed-income portion of the Fund held underweight positions in health care and energy.

As of the same date, the fixed-income portion of the Fund held underweight positions relative to the Barclays U.S. Aggregate Bond Index in U.S. Treasury securities and agency mortgage-backed securities. As of April 30, 2013, the fixed-income portion of the Fund had a shorter duration than the Barclays U.S. Aggregate Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 41.3%† Asset-Backed Securities 1.7%
Home Equity 1.6%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33 (a)(b)	$117,474	$116,719
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.26%, due 10/25/36 (b)(c)	484,214	404,316
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.333%, due 4/25/32 (a)(b)	235,539	240,979
CIT Group Home Equity Loan Trust Series 2003-1, Class A4 3.93%, due 3/20/32 (a)(b)	56,085	57,342
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33 (a)(b)	217,511	215,899
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.27%, due 5/25/37 (b)(c)	1,309,816	1,085,498
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.853%, due 2/25/34 (a)(b)	485,496	506,509
Equity One ABS, Inc.
Series 2003-4, Class AF6 4.833%, due 10/25/34 (a)(b)	284,001	288,532
Series 2003-3, Class AF4 5.495%, due 12/25/33 (a)(b)	403,978	392,705
GSAA Home Equity Trust Series 2006-14, Class A1 0.25%, due 9/25/36 (b)(c)	6,687,220	3,559,333
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.30%, due 4/25/37 (b)(c)	372,996	331,613
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.30%, due 3/25/47 (b)(c)	1,162,267	858,972
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.25%, due 11/25/36 (b)(c)	877,039	409,609
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.31%, due 3/25/37 (b)(c)	3,730,956	2,654,549
RAMP Trust
Series 2003-RZ5, Class A7 4.97%, due 9/25/33 (a)(b)	145,021	151,456
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (b)(c)	88,062	86,610

	Principal Amount	Value

Home Equity (continued)
RASC Trust Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (b)(c)	$104,562	$107,473
Saxon Asset Securities Trust Series 2003-1, Class AF5 5.455%, due 6/25/33 (a)(b)	96,707	101,603
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.31%, due 1/25/37 (b)(c)	1,439,619	943,069
Specialty Underwriting & Residential Finance Series 2006-BC4, Class A2B 0.31%, due 9/25/37 (b)(c)	1,021,233	888,543
Terwin Mortgage Trust Series 2005-14HE, Class AF2 4.849%, due 8/25/36 (a)(b)	120,609	122,554

		13,523,883

Student Loans 0.1%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.608%, due 5/25/29 (c)	1,109,774	1,026,280

Total Asset-Backed Securities (Cost $14,988,674)		14,550,163

Corporate Bonds 35.2%
Aerospace & Defense 0.2%
B/E Aerospace, Inc. 6.875%, due 10/1/20	1,805,000	2,026,112

Agriculture 0.0%‡
Lorillard Tobacco Co. 8.125%, due 6/23/19	255,000	326,476

Airlines 1.1%
Continental Airlines, Inc.
Series A 7.25%, due 5/10/21	1,954,773	2,291,971
7.875%, due 1/2/20	1,394,197	1,484,820
U.S. Airways Group, Inc. Series A 6.25%, due 10/22/24	1,306,325	1,466,350
U.S. Airways, Inc. Class A Series 2012-1 Pass Through Trust 5.90%, due 4/1/26	2,450,577	2,750,773
UAL 2009-1 Pass-Through Trust 10.40%, due 5/1/18	1,058,546	1,227,914

		9,221,828

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings or issuers held, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Auto Manufacturers 0.8%
Chrysler Group LLC / CG Co-Issuer, Inc. 8.25%, due 6/15/21	$2,100,000	$2,409,750
Ford Motor Co.
6.625%, due 10/1/28	1,500,000	1,804,443
7.45%, due 7/16/31	450,000	598,760
8.90%, due 1/15/32	215,000	294,949
Navistar International Corp. 8.25%, due 11/1/21	1,525,000	1,587,906

		6,695,808

Auto Parts & Equipment 0.5%
Continental Rubber of America Corp. 4.50%, due 9/15/19 (d)	2,200,000	2,283,600
Goodyear Tire & Rubber Co. (The)
6.50%, due 3/1/21	625,000	653,906
8.25%, due 8/15/20	1,200,000	1,342,500

		4,280,006

Banks 3.4%
AgriBank FCB 9.125%, due 7/15/19	300,000	404,686
Banco Santander Mexico S.A. Institucion De Banca Multiple Grupo Financiero Santand 4.125%, due 11/9/22 (d)	2,260,000	2,276,950
Bank of America Corp.
5.625%, due 7/1/20	1,200,000	1,424,106
6.50%, due 8/1/16	135,000	155,710
7.625%, due 6/1/19	1,015,000	1,299,472
8.00%, due 12/31/49 (c)	1,500,000	1,704,037
Bank of America NA 6.00%, due 10/15/36	990,000	1,228,264
BBVA Bancomer S.A. 6.75%, due 9/30/22 (d)	1,985,000	2,282,750
CIT Group, Inc.
4.25%, due 8/15/17	100,000	106,000
5.00%, due 5/15/17	1,745,000	1,902,050
Citigroup, Inc.
6.875%, due 6/1/25	1,715,000	2,217,089
8.50%, due 5/22/19	85,000	114,343
Discover Bank 8.70%, due 11/18/19	1,064,000	1,429,444
Fifth Third Bancorp 6.25%, due 5/1/13	255,000	255,000
Goldman Sachs Group, Inc. (The) 3.625%, due 1/22/23	3,045,000	3,158,715
HSBC Holdings PLC 5.10%, due 4/5/21	115,000	136,412
JPMorgan Chase & Co. 7.90%, due 4/29/49 (c)	3,300,000	3,843,371
LBG Capital No.1 PLC 8.00%, due 12/31/49 (c)(d)	1,550,000	1,655,729
Morgan Stanley 4.875%, due 11/1/22	1,125,000	1,212,729

	Principal Amount	Value

Banks (continued)
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	$800,000	$963,594
Wells Fargo & Co. 7.98%, due 3/29/49 (c)	1,200,000	1,390,500

		29,160,951

Building Materials 0.9%
Desarrolladora Homex S.A.B. de C.V. 9.50%, due 12/11/19 (d)	1,650,000	998,250
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.50%, due 1/21/20 (d)	1,700,000	518,500
USG Corp.
6.30%, due 11/15/16	4,695,000	5,000,175
9.75%, due 1/15/18	1,330,000	1,579,375

		8,096,300

Chemicals 0.6%
Dow Chemical Co. (The)
4.125%, due 11/15/21	1,605,000	1,748,270
8.55%, due 5/15/19	225,000	303,373
Hexion U.S. Finance Corp. 6.625%, due 4/15/20	1,735,000	1,808,738
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	1,525,000	1,608,875

		5,469,256

Coal 0.1%
Alpha Natural Resources, Inc.
6.00%, due 6/1/19	1,100,000	1,028,500
6.25%, due 6/1/21	110,000	101,200

		1,129,700

Commercial Services 1.0%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 8.25%, due 1/15/19	2,640,000	2,933,700
Hertz Corp. (The)
5.875%, due 10/15/20	450,000	491,625
7.375%, due 1/15/21	2,700,000	3,057,750
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 0/0/0 (e)(f)(g)	110,000	1,760
United Rentals North America, Inc. 8.375%, due 9/15/20	1,625,000	1,836,250

		8,321,085

Computers 0.6%
NCR Corp. 5.00%, due 7/15/22 (d)	2,730,000	2,764,125
SunGard Data Systems, Inc.
6.625%, due 11/1/19 (d)	1,100,000	1,170,125
7.375%, due 11/15/18	700,000	756,000
7.625%, due 11/15/20	200,000	221,000

		4,911,250

14	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Cosmetics & Personal Care 0.2%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (d)	$1,850,000	$1,988,750

Diversified Financial Services 0.4%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	237,549
GE Capital Trust II 5.50%, due 9/15/67 (c)	€640,000	882,041
General Electric Capital Corp. Series Reg S 6.50%, due 9/15/67 (c)	£760,000	1,248,340
TNK-BP Finance S.A. 7.25%, due 2/2/20 (d)	$1,270,000	1,522,412

		3,890,342

Electric 1.1%
Abu Dhabi National Energy Co. 3.625%, due 1/12/23 (d)	2,200,000	2,230,800
CMS Energy Corp.
5.05%, due 3/15/22	735,000	859,302
6.25%, due 2/1/20	195,000	239,777
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc. 10.00%, due 12/1/20	1,563,000	1,789,635
FirstEnergy Corp. 2.75%, due 3/15/18	210,000	214,051
Great Plains Energy, Inc. 5.292%, due 6/15/22 (a)	1,130,000	1,303,530
Puget Energy, Inc. 5.625%, due 7/15/22	815,000	914,127
Wisconsin Energy Corp. 6.25%, due 5/15/67 (c)	1,554,717	1,694,641

		9,245,863

Engineering & Construction 0.2%
Mastec, Inc. 4.875%, due 3/15/23	1,760,000	1,760,000

Entertainment 0.2%
Mohegan Tribal Gaming Authority 10.50%, due 12/15/16 (d)	1,370,000	1,363,150
Pinnacle Entertainment, Inc. 8.625%, due 8/1/17	120,000	126,900

		1,490,050

Finance—Auto Loans 0.2%
Banque PSA Finance S.A. 5.75%, due 4/4/21 (d)	1,800,000	1,781,332
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	350,000	408,399

		2,189,731

	Principal Amount	Value

Finance—Consumer Loans 0.7%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (c)	$2,400,000	$2,436,000
SLM Corp. 6.25%, due 1/25/16	1,700,000	1,848,750
Springleaf Finance Corp. 6.90%, due 12/15/17	1,765,000	1,836,703

		6,121,453

Finance—Credit Card 0.4%
American Express Co. 6.80%, due 9/1/66 (c)	1,600,000	1,750,000
Discover Financial Services 3.85%, due 11/21/22	1,491,000	1,560,801

		3,310,801

Finance—Investment Banker/Broker 0.2%
Jefferies Group LLC
5.125%, due 1/20/23	722,000	783,473
6.45%, due 6/8/27	1,000,000	1,121,135

		1,904,608

Finance—Leasing Companies 0.3%
Kerry Group Financial Services 3.20%, due 4/9/23 (d)	2,899,000	2,900,183

Finance—Mortgage Loan/Banker 0.2%
Countrywide Financial Corp. 6.25%, due 5/15/16	1,200,000	1,338,923

Finance—Other Services 0.3%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 8.00%, due 1/15/18	2,085,000	2,241,375

Food 1.1%
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (d)	1,640,000	1,814,986
JBS Finance II, Ltd. 8.25%, due 1/29/18 (d)	675,000	729,000
JBS USA LLC / JBS USA Finance, Inc. 8.25%, due 2/1/20 (d)	480,000	530,400
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (d)	2,500,000	2,669,250
Smithfield Foods, Inc.
6.625%, due 8/15/22	575,000	638,250
7.75%, due 7/1/17	925,000	1,086,875
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (d)	1,700,000	1,742,500

		9,211,261

Forest Products & Paper 0.2%
Boise Paper Holdings LLC / Boise Co-Issuer Co. 8.00%, due 4/1/20	1,400,000	1,571,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Gas 0.1%
Southern Union Co. 7.60%, due 2/1/24	$650,000	$849,027

Health Care—Products 0.4%
Alere, Inc. 7.25%, due 7/1/18 (d)	1,850,000	1,993,375
Kinetic Concepts, Inc. / KCI U.S.A., Inc. 10.50%, due 11/1/18	1,300,000	1,459,250

		3,452,625

Health Care—Services 0.8%
CHS / Community Health Systems, Inc. 5.125%, due 8/15/18	1,775,000	1,899,250
CIGNA Corp. 4.375%, due 12/15/20	270,000	304,208
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (d)	1,985,000	2,272,825
HCA, Inc. 8.00%, due 10/1/18	1,825,000	2,169,469

		6,645,752

Holding Company—Diversified 0.0%‡
Hutchison Whampoa International, Ltd. 7.625%, due 4/9/19 (d)	215,000	276,391

Home Builders 1.5%
Beazer Homes USA, Inc. 7.25%, due 2/1/23 (d)	1,875,000	1,959,375
K Hovnanian Enterprises, Inc. 7.25%, due 10/15/20 (d)	5,435,000	6,073,613
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	3,050,264
Shea Homes, L.P. / Shea Homes Funding Corp. 8.625%, due 5/15/19	1,300,000	1,477,125

		12,560,377

Household Products & Wares 0.2%
Mead Products LLC / ACCO Brands Corp. 6.75%, due 4/30/20 (d)	1,379,000	1,465,187
Reynolds Group Issuer, Inc. 9.875%, due 8/15/19	260,000	291,850

		1,757,037

Insurance 3.1%
Allstate Corp. (The) 6.50%, due 5/15/67 (c)	3,790,000	4,233,430
American International Group, Inc.
4.875%, due 3/15/67 (c)	€1,300,000	1,614,450
Series A2 5.75%, due 3/15/67 (c)	£700,000	1,049,288

	Principal Amount	Value

Insurance (continued)
Chubb Corp. (The) 6.375%, due 3/29/67 (c)	$1,660,000	$1,846,750
Hartford Financial Services Group, Inc. 6.10%, due 10/1/41	4,100,000	5,167,533
Hartford Life, Inc. 7.65%, due 6/15/27	355,000	480,983
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (d)	1,760,000	2,068,000
10.75%, due 6/15/88 (c)(d)	750,000	1,162,500
Oil Insurance, Ltd. 3.266%, due 12/31/49 (c)(d)	1,320,000	1,197,507
Pacific Life Insurance Co. 7.90%, due 12/30/23 (d)	2,575,000	3,472,748
Progressive Corp. (The) 6.70%, due 6/15/67 (c)	3,700,000	4,116,250

		26,409,439

Investment Company 0.3%
CDP Financial, Inc. 4.40%, due 11/25/19 (d)	2,300,000	2,667,252

Iron & Steel 0.7%
AK Steel Corp. 8.75%, due 12/1/18 (d)	1,900,000	2,109,000
Cliffs Natural Resources, Inc.
3.95%, due 1/15/18	745,000	754,909
5.90%, due 3/15/20	1,085,000	1,166,185
Vale S.A. 5.625%, due 9/11/42	1,545,000	1,614,023

		5,644,117

Lodging 2.0%
Caesars Entertainment Operating Co., Inc. 9.00%, due 2/15/20 (d)	180,000	177,300
Caesars Operating Escrow LLC / Caesars Escrow Corp. 9.00%, due 2/15/20 (d)	2,525,000	2,487,125
♦MGM Resorts International
6.75%, due 10/1/20 (d)	8,531,000	9,362,772
8.625%, due 2/1/19	80,000	94,800
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, due 5/15/18	265,000	322,743
7.15%, due 12/1/19	1,900,000	2,402,721
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
7.75%, due 8/15/20	1,500,000	1,717,500
7.875%, due 11/1/17	240,000	255,600

		16,820,561

Media 1.1%
CC Holdings GS V LLC / Crown Castle GS III Corp. 2.381%, due 12/15/17 (d)	2,140,000	2,163,666

16	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Media (continued)
CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, due 1/15/24	$1,555,000	$1,619,144
Clear Channel Communications, Inc.
5.50%, due 12/15/16	335,000	246,225
6.875%, due 6/15/18	2,070,000	1,500,750
DISH DBS Corp. 7.125%, due 2/1/16	1,400,000	1,547,000
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	193,836
Time Warner Cable, Inc.
8.25%, due 2/14/14	340,000	359,911
8.75%, due 2/14/19	800,000	1,069,652
Time Warner, Inc. 7.70%, due 5/1/32	300,000	426,954

		9,127,138

Mining 1.0%
Aleris International, Inc. 7.875%, due 11/1/20	1,900,000	2,056,750
Anglo American Capital PLC 9.375%, due 4/8/19 (d)	250,000	333,130
Century Aluminum Co. 8.00%, due 5/15/14	328,000	328,820
FMG Resources August 2006 Pty, Ltd. 8.25%, due 11/1/19 (d)	2,000,000	2,200,000
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,798,506
Vedanta Resources PLC 8.25%, due 6/7/21 (d)	1,690,000	1,842,100

		8,559,306

Miscellaneous—Manufacturing 0.5%
Amsted Industries, Inc. 8.125%, due 3/15/18 (d)	3,500,000	3,780,000
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (d)	300,000	398,532

		4,178,532

Office & Business Equipment 0.0%‡
Xerox Corp. 4.25%, due 2/15/15	300,000	316,414

Oil & Gas 2.7%
Berry Petroleum Co. 6.375%, due 9/15/22	1,490,000	1,592,438
Chesapeake Energy Corp. 6.625%, due 8/15/20	2,350,000	2,658,437
ENI S.p.A. 4.15%, due 10/1/20 (d)	1,825,000	1,923,136
EP Energy LLC / EP Energy Finance, Inc. 9.375%, due 5/1/20	1,850,000	2,155,250

	Principal Amount	Value

Oil & Gas (continued)
Gazprom OAO Via Gaz Capital S.A. 4.95%, due 7/19/22 (d)	$1,460,000	$1,535,336
♦Linn Energy LLC / Linn Energy Finance Corp. 8.625%, due 4/15/20	6,190,000	6,917,325
OGX Austria GmbH 8.50%, due 6/1/18 (d)	1,345,000	843,988
Plains Exploration & Production Co. 6.125%, due 6/15/19	1,700,000	1,884,875
Samson Investment Co. 9.75%, due 2/15/20 (d)	1,820,000	1,933,750
Swift Energy Co. 7.875%, due 3/1/22	1,875,000	1,954,687

		23,399,222

Oil & Gas Services 0.2%
Hornbeck Offshore Services, Inc. 5.875%, due 4/1/20	1,700,000	1,787,125

Pipelines 1.6%
Access Midstream Partners, L.P. / ACMP Finance Corp. 4.875%, due 5/15/23	690,000	712,425
Atlas Pipeline Partners, L.P. / Atlas Pipeline Finance Corp. 6.625%, due 10/1/20 (d)	1,850,000	1,947,125
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	1,455,000	1,612,290
MarkWest Energy Partners, L.P. / MarkWest Energy Finance Corp.
5.50%, due 2/15/23	1,975,000	2,167,562
6.25%, due 6/15/22	91,000	101,238
ONEOK, Inc. 6.00%, due 6/15/35	350,000	401,512
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,450,000	1,712,132
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 6.875%, due 12/1/18	1,265,000	1,382,013
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp. 5.25%, due 5/1/23 (d)	1,990,000	2,109,400
Williams Cos., Inc. (The) 3.70%, due 1/15/23	1,900,000	1,919,211

		14,064,908

Real Estate Investment Trusts 0.1%
Health Care REIT, Inc. 4.70%, due 9/15/17	290,000	327,399
ProLogis, L.P. 7.375%, due 10/30/19	195,000	245,928

		573,327

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Retail 0.6%
AmeriGas Finance LLC / AmeriGas Finance Corp.
6.75%, due 5/20/20	$740,000	$819,550
7.00%, due 5/20/22	1,400,000	1,564,500
CVS Caremark Corp. 5.789%, due 1/10/26 (d)(f)	247,265	284,152
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	1,750,000	1,873,660
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	430,663

		4,972,525

Semiconductors 0.2%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (d)	1,600,000	1,760,000

Software 0.7%
Fidelity National Information Services, Inc. 7.875%, due 7/15/20	1,485,000	1,674,338
First Data Corp.
7.375%, due 6/15/19 (d)	2,535,000	2,756,812
8.875%, due 8/15/20 (d)	1,635,000	1,863,900

		6,295,050

Special Purpose Entity 0.4%
Ageas Hybrid Financing S.A. 5.125%, due 12/31/49 (c)	€1,700,000	2,106,726
Swiss Re Capital I, L.P. 6.854%, due 12/31/49 (c)(d)	$1,350,000	1,444,500

		3,551,226

Telecommunications 1.6%
CommScope, Inc. 8.25%, due 1/15/19 (d)	3,485,000	3,807,362
GTP Towers Issuer LLC 8.112%, due 2/15/15 (d)	1,500,000	1,596,983
Hughes Satellite Systems Corp. 7.625%, due 6/15/21	1,200,000	1,377,000
SBA Tower Trust 4.254%, due 4/15/40 (d)	2,650,000	2,758,144
Sprint Nextel Corp. 6.00%, due 11/15/22	1,900,000	1,980,750
Telefonica Emisiones SAU
4.57%, due 4/27/23	1,465,000	1,503,415
5.462%, due 2/16/21	395,000	435,367

		13,459,021

Transportation 0.5%
CHC Helicopter S.A. 9.25%, due 10/15/20	2,130,000	2,271,113
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (d)	375,000	393,750

	Principal Amount	Value

Transportation (continued)
PHI, Inc. 8.625%, due 10/15/18	$1,475,000	$1,613,281

		4,278,144

Total Corporate Bonds (Cost $280,845,224)		302,208,128

Foreign Bonds 0.4%
Banks 0.2%
Canada Square Operations PLC 7.50%, due 12/31/49 (c)	£1,035,000	1,591,640

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67 (c)	€1,250,000	1,760,829

Total Foreign Bonds (Cost $3,297,294)		3,352,469

Foreign Government Bond 0.3%
Banks 0.3%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	£1,186,000	2,519,485

Total Foreign Government Bond (Cost $2,031,997)		2,519,485

Loan Assignments & Participations 0.9% (h)
Aerospace & Defense 0.2%
U.S. Airways Group, Inc. Term Loan 2.699%, due 3/21/14	$1,916,667	1,913,792

Automobile 0.4%
Allison Transmission, Inc. Term Loan B2 3.21%, due 8/7/17	2,854,495	2,861,631

Media 0.2%
Clear Channel Communications, Inc. Term Loan B 3.848%, due 1/29/16	1,964,135	1,799,638

Metals & Mining 0.1%
FMG America Finance, Inc. Term Loan 5.25%, due 10/18/17	1,094,500	1,111,526

Total Loan Assignments & Participations (Cost $7,635,231)		7,686,587

18	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities 1.2%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.1%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.796%, due 4/10/49 (i)	$400,000	$462,971
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.43%, due 12/25/36 (c)(d)(e)	273,069	231,262
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12, Class AAB 5.885%, due 9/11/38 (i)	148,054	148,147
Series 2007-PW16, Class A4 5.905%, due 6/11/40 (i)	400,000	467,060
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.34%, due 12/10/49 (i)	200,000	238,006
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class AM 5.392%, due 7/15/44 (i)	1,000,000	1,098,324
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AAB 5.291%, due 12/10/46	365,848	373,357
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	860,000	1,029,976
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2004-C3, Class A5 4.878%, due 1/15/42	510,000	536,360
Series 2007-CB20, Class A3 5.819%, due 2/12/51	500,000	518,722
Series 2007-LD12, Class A3 6.126%, due 2/15/51 (i)	500,000	524,906
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	568,360
Series 2007-C6, Class AAB 5.855%, due 7/15/40	414,291	439,574
Series 2007-C6, Class A3 5.933%, due 7/15/40	500,000	526,978
Merrill Lynch / Countrywide Commercial Mortgage Trust Series 2007-8, Class A2 6.094%, due 8/12/49 (i)	424,095	437,942
Morgan Stanley Capital I, Inc.
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (c)	416,033	446,433

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Morgan Stanley Capital I, Inc. (continued)
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (c)	$500,000	$567,483
Timberstar Trust Series 2006-1, Class A 5.668%, due 10/15/36 (d)	280,000	319,822
Wachovia Bank Commercial Mortgage Trust Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	568,128
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.385%, due 11/25/36 (i)	748,684	640,058

		10,143,869

Residential Mortgage (Collateralized Mortgage Obligation) 0.1%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.62%, due 2/25/42 (c)(d)(e)	660,660	553,303

Total Mortgage-Backed Securities (Cost $9,746,527)		10,697,172

U.S. Government & Federal Agencies 1.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0%‡
6.50%, due 11/1/16	14,377	15,320
6.50%, due 2/1/27	196	220
6.50%, due 5/1/29	36,324	42,555
6.50%, due 6/1/29	15,948	17,937
6.50%, due 7/1/29	65,954	77,047
6.50%, due 8/1/29	32,532	38,102
6.50%, due 9/1/29	2,152	2,522
6.50%, due 6/1/32	10,445	12,127
6.50%, due 1/1/37	8,483	9,659
7.00%, due 3/1/26	306	361
7.00%, due 9/1/26	10,610	12,584
7.00%, due 7/1/32	28,619	33,939
7.50%, due 1/1/16	1,686	1,768
7.50%, due 5/1/32	9,550	11,078

		275,219

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	6,925	7,443
4.50%, due 3/1/21	15,463	16,619
6.00%, due 4/1/19	2,181	2,384
7.00%, due 10/1/37	2,256	2,552
7.00%, due 11/1/37	28,539	34,008
7.50%, due 10/1/15	12,195	12,794

		75,800

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
5.00%, due 12/15/37	$10,162	$11,113
5.50%, due 9/15/35	40,561	44,546
6.50%, due 4/15/29	43	48
6.50%, due 5/15/29	447	527
6.50%, due 8/15/29	27	31
6.50%, due 10/15/31	5,796	6,628
7.00%, due 9/15/23	956	1,113
7.00%, due 7/15/25	1,789	2,111
7.00%, due 12/15/25	4,335	5,115
7.00%, due 11/15/27	13,873	16,532
7.00%, due 12/15/27	61,701	73,530
7.00%, due 6/15/28	4,608	5,515
7.50%, due 3/15/26	3,387	3,397
7.50%, due 6/15/26	490	563
7.50%, due 10/15/30	28,143	32,517
8.00%, due 8/15/26	1,916	1,982
8.00%, due 9/15/26	148	151
8.00%, due 10/15/26	12,703	14,702
8.50%, due 11/15/26	22,725	23,378

		243,499

♦United States Treasury Bonds 1.1%
2.75%, due 8/15/42	7,680,000	7,458,002
3.00%, due 5/15/42	854,000	874,416
4.375%, due 5/15/40	475,000	619,578

		8,951,996

United States Treasury Notes 0.3%
0.25%, due 12/15/15	1,435,000	1,433,767
1.25%, due 3/15/14	235,000	237,286
3.625%, due 8/15/19	385,000	448,856

		2,119,909

Total U.S. Government & Federal Agencies (Cost $11,624,098)		11,666,423

Yankee Bond 0.2% (j)
Banks 0.2%
Royal Bank of Scotland Group PLC 6.125%, due 12/15/22	1,530,000	1,646,112

Total Yankee Bond (Cost $1,546,365)		1,646,112

Total Long-Term Bonds (Cost $331,715,410)		354,326,539

	Shares	Value

Common Stocks 49.5%
Aerospace & Defense 1.4%
BAE Systems PLC	1,039,800	$6,064,975
Lockheed Martin Corp.	63,500	6,292,215

		12,357,190

Agriculture 4.1%
Altria Group, Inc.	180,298	6,582,680
British American Tobacco PLC	62,797	3,478,480
Imperial Tobacco Group PLC	192,300	6,870,311
Lorillard, Inc.	140,420	6,022,614
Philip Morris International, Inc.	59,913	5,727,084
Reynolds American, Inc.	138,270	6,556,763

		35,237,932

Auto Manufacturers 0.9%
Daimler A.G.	112,400	6,219,280
Ford Motor Co.	125,000	1,713,750

		7,933,030

Banks 1.1%
CIT Group, Inc. (g)	28,100	1,194,531
Citigroup, Inc.	41,000	1,913,060
Svenska Handelsbanken AB Class A	55,300	2,511,988
Westpac Banking Corp.	110,856	3,884,446

		9,504,025

Beverages 1.2%
Anheuser-Busch InBev N.V.	31,447	2,992,172
Coca-Cola Co. (The)	54,620	2,312,065
Diageo PLC, Sponsored ADR	17,900	2,187,380
PepsiCo., Inc.	29,450	2,428,741

		9,920,358

Building Materials 0.2%
U.S. Concrete, Inc. (e)(g)	83,147	1,292,104

Chemicals 1.6%
BASF S.E.	63,094	5,892,862
Bayer A.G.	28,350	2,957,722
Dow Chemical Co. (The)	49,651	1,683,665
E.I. du Pont de Nemours & Co.	62,816	3,424,100

		13,958,349

Commercial Services 0.6%
Automatic Data Processing, Inc.	37,600	2,531,984
R.R. Donnelley & Sons Co.	214,150	2,636,186

		5,168,170

Electric 5.6%
CMS Energy Corp.	119,700	3,583,818
Dominion Resources, Inc.	52,650	3,247,452
Duke Energy Corp.	91,373	6,871,249
Integrys Energy Group, Inc.	50,630	3,116,783
♦PPL Corp.	228,350	7,622,323

20	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Electric (continued)
SCANA Corp.	46,458	$2,518,024
Southern Co.	86,700	4,181,541
SSE PLC	241,150	5,832,371
TECO Energy, Inc.	222,100	4,248,773
Terna S.p.A.	1,394,450	6,526,642

		47,748,976

Electrical Components & Equipment 0.3%
Emerson Electric Co.	53,073	2,946,082

Electronics 0.4%
Honeywell International, Inc.	44,000	3,235,760

Engineering & Construction 0.6%
Vinci S.A.	110,845	5,336,933

Entertainment 0.4%
Regal Entertainment Group Class A	183,590	3,293,605

Environmental Controls 0.5%
Waste Management, Inc.	111,100	4,552,878

Finance—Other Services 0.5%
CME Group, Inc.	67,700	4,120,222

Food 1.0%
Nestle S.A. Registered	58,405	4,170,888
Unilever PLC	56,200	2,432,130
WM Morrison Supermarkets PLC	440,700	1,999,603

		8,602,621

Food Services 0.3%
Compass Group PLC	173,400	2,281,402

Gas 1.9%
Centrica PLC	881,450	5,079,733
National Grid PLC	444,400	5,657,079
NiSource, Inc.	83,641	2,570,288
Vectren Corp.	84,950	3,190,722

		16,497,822

Household Products & Wares 1.2%
Kimberly-Clark Corp.	63,645	6,567,528
Reckitt Benckiser Group PLC	48,450	3,534,200

		10,101,728

Insurance 1.9%
Arthur J. Gallagher & Co.	59,350	2,519,408
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	30,530	6,105,357

	Shares	Value

Insurance (continued)
SCOR SE	170,350	$5,169,973
Travelers Companies, Inc. (The)	30,750	2,626,357

		16,421,095

Investment Company 0.0%‡
BGP Holdings PLC (e)(f)(g)	20,068	3

Machinery—Diversified 0.2%
Deere & Co.	22,600	2,018,180

Media 1.9%
Comcast Corp. Class A	116,800	4,589,072
Dex One Corp. (g)	2,323	5,528
Pearson PLC	222,900	4,054,490
Shaw Communications, Inc.	177,000	4,030,354
Time Warner, Inc.	67,950	4,062,051

		16,741,495

Miscellaneous—Manufacturing 0.3%
Orkla ASA	333,850	3,004,737

Oil & Gas 2.8%
ConocoPhillips	90,750	5,485,838
Diamond Offshore Drilling, Inc.	80,300	5,548,730
♦Royal Dutch Shell PLC, ADR	102,050	6,936,338
Total S.A.	115,268	5,809,472

		23,780,378

Pharmaceuticals 5.1%
AbbVie, Inc.	133,850	6,163,793
AstraZeneca PLC, Sponsored ADR	122,780	6,374,738
Bristol-Myers Squibb Co.	77,235	3,067,774
♦GlaxoSmithKline PLC	267,000	6,886,831
Johnson & Johnson	40,067	3,414,910
Merck & Co., Inc.	66,609	3,130,623
Novartis A.G.	60,350	4,481,789
Roche Holding A.G., Genusscheine	25,450	6,361,131
Sanofi	36,050	3,950,958

		43,832,547

Pipelines 1.6%
Enterprise Products Partners, L.P.	56,200	3,408,530
Kinder Morgan Energy Partners, L.P.	59,050	5,222,972
MarkWest Energy Partners, L.P.	41,800	2,641,760
Spectra Energy Corp.	74,550	2,350,562

		13,623,824

Real Estate Investment Trusts 0.4%
Health Care REIT, Inc.	46,900	3,516,093

Retail 0.4%
McDonald’s Corp.	31,542	3,221,700

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Semiconductors 1.2%
KLA-Tencor Corp.	59,500	$3,227,875
Microchip Technology, Inc.	131,200	4,778,304
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	137,700	2,627,316

		10,633,495

Software 0.4%
Microsoft Corp.	103,523	3,426,611

Telecommunications 7.3%
AT&T, Inc.	125,227	4,691,003
♦BCE, Inc.	167,650	7,852,899
CenturyLink, Inc.	178,081	6,690,503
Deutsche Telekom A.G.	427,850	5,060,973
Philippine Long Distance Telephone Co., Sponsored ADR	33,200	2,439,204
Rogers Communications, Inc. Class B	78,350	3,864,422
♦Swisscom A.G.	15,470	7,284,110
Telstra Corp., Ltd.	1,027,000	5,302,162
♦Verizon Communications, Inc.	134,724	7,262,971
Vivendi S.A.	190,073	4,305,448
♦Vodafone Group PLC	2,512,527	7,657,359

		62,411,054

Toys, Games & Hobbies 0.6%
Mattel, Inc.	113,500	5,182,410

Transportation 0.6%
Deutsche Post A.G. Registered	85,600	2,031,412
FirstGroup PLC	940,450	3,083,850

		5,115,262

Water 1.0%
Severn Trent PLC	122,550	3,466,511
United Utilities Group PLC	427,850	4,921,368

		8,387,879

Total Common Stocks (Cost $338,510,411)		425,405,950

Preferred Stock 0.3%
Insurance 0.3%
MetLife, Inc. 6.50%	88,650	2,284,511

Total Preferred Stock (Cost $2,097,667)		2,284,511

	Number of Warrants	Value

Warrants 0.0%‡
Media 0.0%‡
ION Media Networks, Inc.
Second Lien Expires 12/12/39 (e)(f)(g)(k)	6	$0	(l)
Unsecured Debt Expires 12/31/49 (e)(f)(g)(k)	6	0	(l)

Total Warrants (Cost $21)		0	(l)

	Principal Amount
Short-Term Investment 6.5%
Repurchase Agreement 6.5%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $56,153,249 (Collateralized by Government Agency securities with rates between 2.00% and 2.10% and maturities dates between 10/17/22 and 11/2/22, with a Principal Amount of $57,615,000 and a Market Value of $57,284,246)	$56,153,234	56,153,234

Total Short-Term Investment (Cost $56,153,234)		56,153,234

Total Investments (Cost $728,476,743) (o)	97.6%	838,170,234
Other Assets, Less Liabilities	2.4	20,740,939
Net Assets	100.0%	$858,911,173

	Contracts Long	Unrealized Appreciation (Depreciation) (m)
Futures Contracts 0.5%
Standard & Poor’s 500 Index Mini June 2013 (n)	1,870	$5,086,400

Total Futures Contracts Long (Settlement Value $148,870,700)		5,086,400

	Contracts Short
United States Treasury Notes June 2013 (5 Year) (n)	(457)	(483,134)

Total Futures Contracts Short (Settlement Value $(56,960,766))		(483,134)

Total Futures Contracts (Settlement Value $91,909,934)		$4,603,266

22	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Step coupon—Rate shown is the rate in effect as of April 30, 2013.

(b)	Subprime mortgage investment and other asset-backed securities. The total market value of these securities as of April 30, 2013 is $13,523,883, which represents 1.6% of the Fund’s net assets.

(c)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Illiquid security—The total market value of these securities as of April 30, 2013 is $2,078,432, which represents 0.2% of the Fund’s net assets.

(f)	Fair valued security—The total market value of these securities as of April 30, 2013 is $285,915, which represents less than one-tenth of a percent of the Fund’s net assets.

(g)	Non-income producing security.

(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect as of April 30, 2013.

(i)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect as of April 30, 2013.
(j)	Yankee Bond—Dollar-denominated bond issued in the United States by a foreign bank or corporation.

(k)	Restricted security.

(l)	Less than one dollar.

(m)	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2013.

(n)	As of April 30, 2013, cash in the amount of $6,796,350 is on deposit with the broker for futures transactions.

(o)	As of April 30, 2013, cost is $727,028,350 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$119,709,387
Gross unrealized depreciation	(8,567,503)

Net unrealized appreciation	$111,141,884

The following abbreviations are used in the above portfolio:

€—Euro

ADR—American Depositary Receipt.

£—British Pound Sterling

As of April 30, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	EUR	37,099,000	USD	48,306,608	USD	557,160
Pound Sterling vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	GBP	24,732,000		38,270,297		141,794

Foreign Currency Sale Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased		Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	EUR	37,099,000	USD	48,307,350	USD	(556,418)
Euro vs. U.S. Dollar	6/27/13	JPMorgan Chase Bank		37,112,000		48,333,555		(558,775)
Pound Sterling vs. U.S. Dollar	5/23/13	JPMorgan Chase Bank	GBP	24,732,000		37,904,263		(507,828)
Pound Sterling vs. U.S. Dollar	6/27/13	JPMorgan Chase Bank		24,432,000		37,797,477		(140,646)
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(1,064,713)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$14,550,163	$—		$14,550,163
Corporate Bonds (b)	—	301,922,216	285,912		302,208,128
Foreign Bonds	—	3,352,469	—		3,352,469
Foreign Government Bond	—	2,519,485	—		2,519,485
Loan Assignments & Participations	—	7,686,587	—		7,686,587
Mortgage-Backed Securities	—	10,697,172	—		10,697,172
U.S. Government & Federal Agencies	—	11,666,423	—		11,666,423
Yankee Bond	—	1,646,112	—		1,646,112

Total Long-Term Bonds	—	354,040,627	285,912		354,326,539

Common Stocks (c)	425,405,947	—	3		425,405,950
Preferred Stock	2,284,511	—	—		2,284,511
Warrants (d)	—	—	0	(d)	0	(d)
Short-Term Investment
Repurchase Agreement	—	56,153,234	—		56,153,234

Total Investments in Securities	427,690,458	410,193,861	285,915		838,170,234

Other Financial Instruments
Foreign Currency Forward Contracts (e)	—	698,954	—		698,954
Futures Contracts Long (e)	5,086,400	—	—		5,086,400

Total Other Financial Instruments	5,086,400	698,954	—		5,785,354

Total Investments in Securities and Other Financial Instruments	$432,776,858	$410,892,815	$285,915		$843,955,588

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (e)	$—	$(1,763,667)	$—	$(1,763,667)
Futures Contracts Short (e)	(483,134)	—	—	(483,134)

Total Other Financial Instruments	$(483,134)	$(1,763,667)	$—	$(2,246,801)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,760 and $284,152 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $3 is held in Investment Company within the Common Stocks section of the Portfolio of Investments.

(d)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

24	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2013		Change in Unrealized Appreciation (Depreciation) from Investments Still Held at April 30, 2013 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$1,760		$—	$—	$—		$—	$—	$—	$—	$1,760		$—
Retail	284,193		(129)	(130)	6,944		—	(6,726)	—	—	284,152		7,614
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	544,253		—	—	—		—	—	—	(544,253)	—		—
Common Stocks
Investment Company	3		—	—	0	(b)	—	—	—	—	3		0	(b)
Warrants
Media	0	(b)	—	—	—		—	—	—	—	0	(b)	—

Total	$830,209		$(129)	$(130)	$6,944		$—	$(6,726)	$—	$(544,253)	$285,915		$7,614

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $728,476,743)	$838,170,234
Cash collateral on deposit at broker	6,796,350
Cash denominated in foreign currencies (identified cost $3,063,861)	3,100,981
Cash	130,350
Receivables:
Dividends and interest	7,425,038
Fund shares sold	5,895,468
Investment securities sold	3,163,639
Variation margin on futures contracts	377,571
Other assets	51,006
Unrealized appreciation on foreign currency forward contracts	698,954

Total assets	865,809,591

Liabilities
Payables:
Investment securities purchased	3,230,619
Fund shares redeemed	959,150
Manager (See Note 3)	435,602
Transfer agent (See Note 3)	240,707
NYLIFE Distributors (See Note 3)	171,452
Shareholder communication	51,368
Professional fees	37,357
Custodian	4,536
Trustees	1,601
Accrued expenses	2,359
Unrealized depreciation on foreign currency forward contracts	1,763,667

Total liabilities	6,898,418

Net assets	$858,911,173

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$445,418
Additional paid-in capital	748,449,553

748,894,971
Undistributed net investment income	2,231,438
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(5,495,611)
Net unrealized appreciation (depreciation) on investments and futures contracts	114,296,757
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(1,016,382)

Net assets	$858,911,173

Investor Class
Net assets applicable to outstanding shares	$169,709,260

Shares of beneficial interest outstanding	8,820,043

Net asset value per share outstanding	$19.24
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.36

Class A
Net assets applicable to outstanding shares	$343,183,885

Shares of beneficial interest outstanding	17,842,671

Net asset value per share outstanding	$19.23
Maximum sales charge (5.50% of offering price)	1.12

Maximum offering price per share outstanding	$20.35

Class B
Net assets applicable to outstanding shares	$51,750,470

Shares of beneficial interest outstanding	2,677,348

Net asset value and offering price per share outstanding	$19.33

Class C
Net assets applicable to outstanding shares	$35,115,075

Shares of beneficial interest outstanding	1,819,379

Net asset value and offering price per share outstanding	$19.30

Class I
Net assets applicable to outstanding shares	$259,152,483

Shares of beneficial interest outstanding	13,382,391

Net asset value and offering price per share outstanding	$19.37

26	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest (a)	$10,236,573
Dividends (b)	9,489,625

Total income	19,726,198

Expenses
Manager (See Note 3)	2,451,325
Distribution/Service—Investor Class (See Note 3)	203,564
Distribution/Service—Class A (See Note 3)	380,687
Distribution/Service—Class B (See Note 3)	251,819
Distribution/Service—Class C (See Note 3)	134,488
Transfer agent (See Note 3)	717,499
Shareholder communication	60,554
Professional fees	44,889
Registration	39,748
Custodian	34,153
Trustees	8,733
Miscellaneous	24,289

Total expenses	4,351,748

Net investment income (loss)	15,374,450

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	17,169,332
Futures transactions	8,306,963
Foreign currency transactions	971,883

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	26,448,178

Net change in unrealized appreciation (depreciation) on:
Investments	40,874,362
Futures contracts	7,825,463
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(623,888)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	48,075,937

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	74,524,115

Net increase (decrease) in net assets resulting from operations	$89,898,565

(a)	Interest recorded net of foreign withholding taxes in the amount of $37.

(b)	Dividends recorded net of foreign withholding taxes in the amount of $525,935.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,374,450	$26,383,487
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	26,448,178	25,766,728
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	48,075,937	35,642,292

Net increase (decrease) in net assets resulting from operations	89,898,565	87,792,507

Dividends to shareholders:
From net investment income:
Investor Class	(2,620,441)	(5,900,968)
Class A	(5,465,656)	(10,557,156)
Class B	(624,875)	(1,558,486)
Class C	(339,333)	(417,633)
Class I	(4,228,274)	(7,601,444)

Total dividends to shareholders	(13,278,579)	(26,035,687)

Capital share transactions:
Net proceeds from sale of shares	94,108,788	102,526,815
Net asset value of shares issued to shareholders in reinvestment of dividends	12,561,887	25,166,825
Cost of shares redeemed	(56,028,151)	(98,350,492)

Increase (decrease) in net assets derived from capital share transactions	50,642,524	29,343,148

Net increase (decrease) in net assets	127,262,510	91,099,968

Net Assets
Beginning of period	731,648,663	640,548,695

End of period	$858,911,173	$731,648,663

Undistributed net investment income at end of period	$2,231,438	$135,567

28	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,					February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$17.46		$15.93	$15.58	$13.89	$12.58		$16.50

Net investment income (loss) (a)	0.34		0.62	0.60	0.59	0.30		0.19
Net realized and unrealized gain (loss) on investments	1.72		1.39	0.37	1.81	1.36		(3.89)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	2.07		2.15	0.92	2.24	1.66		(3.69)

Less dividends:
From net investment income	(0.29)		(0.62)	(0.57)	(0.55)	(0.35)		(0.23)

Net asset value at end of period	$19.24		$17.46	$15.93	$15.58	$13.89		$12.58

Total investment return (b)	11.99	%(c)	13.72%	5.92%	16.39%	13.57%		(22.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.80	%††	3.73%	3.73%	4.02%	2.40%		1.84	% ††
Net expenses	1.33	%††	1.37%	1.40%	1.50%	1.40%		1.29	% ††
Expenses (before waiver/reimbursement)	1.33	%††	1.37%	1.40%	1.50%	1.72%		1.50	% ††
Portfolio turnover rate	21%		25%	33%	76%	182	%(d)	101	% (d)
Net assets at end of period (in 000’s)	$169,709		$160,758	$163,168	$170,852	$161,824		$136,858

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	29

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$17.46		$15.92	$15.58	$13.88	$12.57		$20.10

Net investment income (loss) (a)	0.37		0.67	0.66	0.64	0.33		0.32
Net realized and unrealized gain (loss) on investments	1.71		1.40	0.35	1.82	1.36		(5.27)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	2.09		2.21	0.96	2.30	1.69		(4.94)

Less dividends and distributions:
From net investment income	(0.32)		(0.67)	(0.62)	(0.60)	(0.38)		(0.32)
From net realized gain on investments	—		—	—	—	—		(2.27)

Total dividends and distributions	(0.32)		(0.67)	(0.62)	(0.60)	(0.38)		(2.59)

Net asset value at end of period	$19.23		$17.46	$15.92	$15.58	$13.88		$12.57

Total investment return (b)	12.10	%(c)	14.16%	6.21%	16.80%	13.82%		(27.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.11	%††	4.03%	4.05%	4.37%	2.60%		1.93%
Net expenses	1.04	%††	1.06%	1.08%	1.15%	1.20%		1.18%
Expenses (before waiver/reimbursement)	1.04	%††	1.06%	1.08%	1.15%	1.23%		1.26%
Portfolio turnover rate	21%		25%	33%	76%	182	%(d)	101	% (d)
Net assets at end of period (in 000’s)	$343,184		$292,603	$242,939	$239,564	$222,648		$185,491

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

30	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$17.54		$15.99	$15.64	$13.93	$12.61		$20.15

Net investment income (loss) (a)	0.27		0.50	0.49	0.48	0.21		0.18
Net realized and unrealized gain (loss) on investments	1.74		1.40	0.35	1.84	1.35		(5.28)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	(0.05)	(0.17)	0.00	‡	0.01

Total from investment operations	2.02		2.04	0.79	2.15	1.56		(5.09)

Less dividends and distributions:
From net investment income	(0.23)		(0.49)	(0.44)	(0.44)	(0.24)		(0.18)
From net realized gain on investments	—		—	—	—	—		(2.27)

Total dividends and distributions	(0.23)		(0.49)	(0.44)	(0.44)	(0.24)		(2.45)

Net asset value at end of period	$19.33		$17.54	$15.99	$15.64	$13.93		$12.61

Total investment return (b)	11.58	%(c)	12.87%	5.14%	15.53%	12.77%		(28.53%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.05	%††	2.99%	2.98%	3.25%	1.65%		1.12%
Net expenses	2.08	%††	2.12%	2.15%	2.24%	2.14%		1.99%
Expenses (before waiver/reimbursement)	2.08	%††	2.12%	2.15%	2.24%	2.47%		2.15%
Portfolio turnover rate	21%		25%	33%	76%	182	%(d)	101	% (d)
Net assets at end of period (in 000’s)	$51,750		$51,233	$59,225	$71,239	$79,742		$76,420

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	31

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$17.52		$15.97	$15.62	$13.92	$12.59		$20.12

Net investment income (loss) (a)	0.28		0.49	0.48	0.48	0.22		0.18
Net realized and unrealized gain (loss) on investments	1.72		1.41	0.36	1.82	1.35		(5.27)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	2.01		2.04	0.79	2.14	1.57		(5.08)

Less dividends and distributions:
From net investment income	(0.23)		(0.49)	(0.44)	(0.44)	(0.24)		(0.18)
From net realized gain on investments	—		—	—	—	—		(2.27)

Total dividends and distributions	(0.23)		(0.49)	(0.44)	(0.44)	(0.24)		(2.45)

Net asset value at end of period	$19.30		$17.52	$15.97	$15.62	$13.92		$12.59

Total investment return (b)	11.53	%(c)	12.96%	5.08%	15.55%	12.69%		(28.47%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.10	%††	2.88%	2.98%	3.27%	1.67%		1.12%
Net expenses	2.08	%††	2.12%	2.15%	2.24%	2.17%		1.99%
Expenses (before waiver/reimbursement)	2.08	%††	2.12%	2.15%	2.24%	2.47%		2.15%
Portfolio turnover rate	21%		25%	33%	76%	182	%(d)	101	% (d)
Net assets at end of period (in 000’s)	$35,115		$22,444	$10,899	$10,312	$9,622		$1,563

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

32	MainStay Income Builder Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$17.57		$16.02	$15.67	$13.97	$12.65		$20.25

Net investment income (loss) (a)	0.39		0.72	0.70	0.68	0.77		0.37
Net realized and unrealized gain (loss) on investments	1.74		1.40	0.36	1.82	0.97		(5.33)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.14	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	2.14		2.26	1.01	2.34	1.74		(4.95)

Less dividends and distributions:
From net investment income	(0.34)		(0.71)	(0.66)	(0.64)	(0.42)		(0.38)
From net realized gain on investments	—		—	—	—	—		(2.27)

Total dividends and distributions	(0.34)		(0.71)	(0.66)	(0.64)	(0.42)		(2.65)

Net asset value at end of period	$19.37		$17.57	$16.02	$15.67	$13.97		$12.65

Total investment return (b)	12.33	%(c)	14.41%	6.50%	17.07%	14.14%		(27.60%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.36	%††	4.28%	4.30%	4.60%	3.74%		2.31%
Net expenses	0.79	%††	0.81%	0.83%	0.89%	0.97%		0.79%
Expenses (before waiver/reimbursement)	0.79	%††	0.81%	0.83%	0.89%	0.97%		0.97%
Portfolio turnover rate	21%		25%	33%	76%	182	%(d)	101	% (d)
Net assets at end of period (in 000’s)	$259,152		$204,611	$164,317	$164,393	$189,333		$43

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	33

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Income Builder Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The

Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

34	MainStay Income Builder Fund

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisors reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund held securities with a value of $285,915 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisors may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisors, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisors to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. Government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be

mainstayinvestments.com	35

Notes to Financial Statements (Unaudited) (continued)

valued by single broker quotes obtained from the engaged independent pricing service with significant unobservable inputs and are generally categorized as Level 3 in the hierarchy. For these loan assignments, participations and commitments the Manager may consider additional factors such as liquidity of the Fund’s investments.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Fund’s Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Fund’s Manager or Subadvisors determine the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least quarterly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

36	MainStay Income Builder Fund

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Loan Assignments, Participations and Commitments.  The Fund invests in loan assignments and loan participations (“loans”). Loans are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and any unrealized gains and losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2013, the Fund did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from

mainstayinvestments.com	37

Notes to Financial Statements (Unaudited) (continued)

achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Dollar Rolls.  The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The dollar roll transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights.

(O)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(P)  Restricted Securities.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

(Q)  Concentration of Risk.  The Fund may invest in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

38	MainStay Income Builder Fund

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund may invest in floating rate loans, which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund’s investments in floating rate loans are more likely to decline.

(R)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S)   Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk		Interest Rate Contracts Risk	Total
Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	5,086,400		—	5,086,400
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	698,954	—		—	698,954

Total Fair Value		$698,954	$5,086,400		$—	$5,785,354

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$—	$(483,134)	$(483,134)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(1,763,667)	—	—	(1,763,667)

Total Fair Value		$(1,763,667)	$—	$(483,134)	$(2,246,801)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com	39

Notes to Financial Statements (Unaudited) (continued)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$8,329,384	$(22,421)	$8,306,963
Forward Contracts	Net realized gain (loss) on foreign currency transactions	1,010,625	—	—	1,010,625

Total Realized Gain (Loss)		$1,010,625	$8,329,384	$(22,421)	$9,317,588

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$8,253,900	$(428,437)	$7,825,463
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(675,576)	—	—	(675,576)

Total Change in Unrealized Appreciation (Depreciation)		$(675,576)	$8,253,900	$(428,437)	$7,149,887

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Warrants	—	12	—	12
Futures Contracts Long		1,689		1,689
Futures Contracts Short	—	—	(457)	(457)
Forward Contracts Long	$14,429,484	$—	$—	$14,429,484
Forward Contracts Short	$(91,487,702)	$—	$—	$(91,487,702)

(1)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment advisor, also serves as a Subadvisor pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Epoch and is responsible for the day-to-day portfolio management of the equity portion of the Fund. New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual

40	MainStay Income Builder Fund

rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.64% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $2,451,325.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $18,551 and $59,013, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $57, $1,316, $23,994 and $1,661, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$317,268
Class A	144,431
Class B	98,167
Class C	52,270
Class I	105,363

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets:

Class A	$3,898	0.0	%‡
Class I	97,308,459	37.5

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $36,949,478 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$19,833	$—
2017	17,116	—
Total	$36,949	$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$26,035,687

mainstayinvestments.com	41

Notes to Financial Statements (Unaudited) (continued)

Note 5–Restricted Securities

As of April 30, 2013, the Fund held the following restricted securities:

Security	Date(s) of Acquisition	Number of Warrants	Cost	4/30/2013 Value		Percent of Net Assets
ION Media Networks, Inc.
Warrant, Second Lien, Expires 12/12/39	12/20/10	6	$—	$0	(a)	0.00	%‡
Warrant, Unsecured Debt, Expires 12/31/49	3/12/10	6	21	0	(a)	0.00	‡
Total			$21	$0	(a)	0.00	%‡

‡	Less than one-tenth of a percent.

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 8–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of U.S. government securities were $10,573 and $10,252, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $188,498 and $140,107, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	215,870	$3,937,334
Shares issued to shareholders in reinvestment of dividends	144,129	2,602,524
Shares redeemed	(540,960)	(9,801,906)

Net increase (decrease) in shares outstanding before conversion	(180,961)	(3,262,048)
Shares converted into Investor Class (See Note 1)	238,113	4,349,020
Shares converted from Investor Class (See Note 1)	(443,039)	(8,200,418)

Net increase (decrease)	(385,887)	$(7,113,446)

Year ended October 31, 2012:
Shares sold	300,478	$5,034,969
Shares issued to shareholders in reinvestment of dividends	352,875	5,859,051
Shares redeemed	(1,157,017)	(19,304,664)

Net increase (decrease) in shares outstanding before conversion	(503,664)	(8,410,644)
Shares converted into Investor Class (See Note 1)	561,420	9,379,360
Shares converted from Investor Class (See Note 1)	(1,097,592)	(18,805,363)

Net increase (decrease)	(1,039,836)	$(17,836,647)

42	MainStay Income Builder Fund

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,662,670	$30,424,147
Shares issued to shareholders in reinvestment of dividends	286,993	5,183,223
Shares redeemed	(1,380,300)	(24,871,057)

Net increase (decrease) in shares outstanding before conversion	569,363	10,736,313
Shares converted into Class A (See Note 1)	545,203	10,066,400
Shares converted from Class A (See Note 1)	(33,960)	(636,407)

Net increase (decrease)	1,080,606	$20,166,306

Year ended October 31, 2012:
Shares sold	2,112,879	$35,891,107
Shares issued to shareholders in reinvestment of dividends	601,558	10,007,149
Shares redeemed	(2,524,241)	(42,299,856)

Net increase (decrease) in shares outstanding before conversion	190,196	3,598,400
Shares converted into Class A (See Note 1)	1,371,450	23,393,132
Shares converted from Class A (See Note 1)	(59,140)	(1,036,401)

Net increase (decrease)	1,502,506	$25,955,131

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	200,887	$3,679,580
Shares issued to shareholders in reinvestment of dividends	33,516	607,880
Shares redeemed	(172,815)	(3,140,980)

Net increase (decrease) in shares outstanding before conversion	61,588	1,146,480
Shares converted from Class B (See Note 1)	(304,849)	(5,578,595)

Net increase (decrease)	(243,261)	$(4,432,115)

Year ended October 31, 2012:
Shares sold	362,058	$6,096,769
Shares issued to shareholders in reinvestment of dividends	91,121	1,517,631
Shares redeemed	(462,521)	(7,756,057)

Net increase (decrease) in shares outstanding before conversion	(9,342)	(141,657)
Shares converted from Class B (See Note 1)	(773,238)	(12,930,728)

Net increase (decrease)	(782,580)	$(13,072,385)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	595,525	$10,926,976
Shares issued to shareholders in reinvestment of dividends	13,323	242,483
Shares redeemed	(70,872)	(1,290,558)

Net increase (decrease)	537,976	$9,878,901

Year ended October 31, 2012:
Shares sold	697,896	$11,977,966
Shares issued to shareholders in reinvestment of dividends	17,535	294,626
Shares redeemed	(116,451)	(1,931,390)

Net increase (decrease)	598,980	$10,341,202

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,458,468	$45,140,751
Shares issued to shareholders in reinvestment of dividends	215,921	3,925,777
Shares redeemed	(935,549)	(16,923,650)

Net increase (decrease)	1,738,840	$32,142,878

Year ended October 31, 2012:
Shares sold	2,546,530	$43,526,004
Shares issued to shareholders in reinvestment of dividends	447,441	7,488,368
Shares redeemed	(1,605,981)	(27,058,525)

Net increase (decrease)	1,387,990	$23,955,847

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	43

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments, MacKay Shields LLC (“MacKay Shields”) and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, MacKay Shields and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments, MacKay Shields and Epoch. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments, MacKay Shields and Epoch on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and Epoch, and responses from New York Life Investments, MacKay Shields and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, MacKay Shields and Epoch; (ii) the investment performance of the Fund, New York Life Investments, MacKay Shields and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay Shields and Epoch from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, MacKay Shields and Epoch and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, MacKay Shields and Epoch

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

44	MainStay Income Builder Fund

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields and Epoch provide to the Fund. The Board evaluated MacKay Shields’ and Epoch’s experience in serving as subadvisors to the Fund and managing other portfolios. It examined MacKay Shields’ and Epoch’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields and Epoch, and MacKay Shields’ and Epoch’s overall legal and compliance environments. The Board also reviewed MacKay Shields’ and Epoch’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ , MacKay Shields’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay Shields or Epoch had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, MacKay Shields and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, MacKay Shields and Epoch

The Board considered the costs of the services provided by New York Life Investments, MacKay Shields and Epoch under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, MacKay Shields and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments, MacKay Shields and Epoch to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various

mainstayinvestments.com	45

I.  Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, and are based on fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields and Epoch are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, MacKay Shields and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of

46	MainStay Income Builder Fund

shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	47

II.  Board Consideration and Approval of New Subadvisory Agreement (Unaudited)

At its March 21, 2013 meeting, the Board unanimously approved a new Subadvisory Agreement (the “Subadvisory Agreement”) between New York Life Investments and Epoch on behalf of the Fund that took effect on March 27, 2013. The Board was asked to approve the Subadvisory Agreement in connection with a “change in control” of Epoch and, accordingly, the termination by law and the express terms of the previous subadvisory agreement between New York Life Investments and Epoch with respect to the Fund.

On March 27, 2013, Epoch Holding Corporation (“Epoch Holding”) merged with Empire Merger Sub, Inc., a wholly-owned subsidiary of The Toronto-Dominion Bank, a Canadian chartered bank (“Epoch Holding Merger”) following the approval of Epoch Holding shareholders. As a result, Epoch Holding became a wholly-owned subsidiary of The Toronto-Dominion Bank (“TD Bank”). Epoch Holding is the parent company of Epoch Investment Partners, Inc. (“Epoch”), the Fund’s subadvisor. The closing of the Epoch Holding Merger resulted in a “change of control” of Epoch.

In reaching its decision to approve the continued retention of Epoch and the Agreement, the Board considered information presented to it by New York Life Investments, Epoch and TD Bank as part of its consideration and approval of the Agreement at the Board’s meeting in March 2013, as well as other relevant information furnished to it throughout the year by New York Life Investments and Epoch at regular and special Board meetings. The Board also requested and received responses from Epoch to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its annual approval of the previous subadvisory agreement with Epoch at various meetings of the Board and its Contracts Committee between September 2012 and December 2012. The Board considered its historical experience with Epoch’s capabilities and resources, and its evaluation of Epoch in connection with previous contract review processes, including the contract review process that culminated with approval of the previous subadvisory agreement between New York Life Investments and Epoch, on behalf of the Fund (the “Prior Contract Review Processes”).

In determining to approve the continued retention of Epoch and approve the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, scope and quality of the services to be provided to the Fund by Epoch; (ii) the investment performance of the Fund; (iii) the costs of the services to be provided and the profits to be realized by Epoch and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Epoch and approve the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Epoch. The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated subadvisors for the Fund without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Epoch and approve the Agreement is provided below.

Nature, Scope and Quality of Services to Be Provided by Epoch

In considering the approval of the continued retention of Epoch and approval of the Agreement, the Board examined the nature, scope and quality of the services that Epoch historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Epoch’s historical service to the Fund, and took note of the experience of Epoch’s portfolio managers, the number of accounts managed by the portfolio managers and Epoch’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Epoch, and Epoch’s plans for retaining key personnel in connection with the acquisition of Epoch Holding by TD Bank. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objectives, strategies and risks, as disclosed in the Fund’s prospectuses. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to peer funds. The Board also considered the strength of Epoch’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Epoch as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services to Be Provided, and Profits to Be Realized, by Epoch

The Board considered the costs of the services to be provided by Epoch under the Agreement, and the profits to be realized by Epoch due to its relationship with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. The Board noted that, in connection with Prior Contract Review Processes, Epoch has provided the Board with information about its profitability in connection with its relationship with the Fund. In addition, the Board considered past representations from Epoch and New York Life Investments that the subadvisory fees paid by New York Life Investments to

48	MainStay Income Builder Fund

Epoch were the result of arm’s-length negotiations. Because Epoch’s subadvisory fees are paid by New York Life Investments, and not the Fund, the Board historically has focused principally on the profitability of the Fund to New York Life Investments and its affiliates.

In evaluating the costs of the services provided by Epoch in connection with the Prior Contract Review Processes, the Board considered, among other things, Epoch’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and the fact that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Epoch’s ability to maintain a strong financial position is important in order for Epoch to provide high-quality ongoing services to the Fund and its investors.

The Board also considered certain fall-out benefits that may be realized by Epoch due to its relationship with the Fund. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Epoch in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

As part of the Prior Contract Review Processes, the Board requested and received information from Epoch and New York Life Investments concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates. The Board requested and received assurances that these other business relationships did not impact New York Life Investments’ recommendation for Epoch to serve as the Fund’s subadvisor, and that neither New York Life Investments nor its affiliates are expected to benefit in its other business relationships due to Epoch’s continued engagement as the Fund’s subadvisor.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits to be realized by Epoch due to its relationship with the Fund supported the Board’s determination to approve the Agreement. The Board also concluded that any profits to be realized by Epoch will be the result of arm’s-length negotiations between New York Life Investments and Epoch, and will be based on subadvisory fees paid to Epoch by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structures permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflect economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Epoch under the Agreement will be paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data provided to the Board in connection with the Prior Contract Review Processes on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Epoch about the different scope of services provided to retail mutual funds as compared with other investment advisory clients. The Board also took into account the impact of any expenses limitation arrangements on the Fund’s net expenses.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com	49

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

50	MainStay Income Builder Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30248 MS175-13	MSIB10-06/13 NL014

MainStay Global High Income Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.17 3.49%	7.52 12.59%	8.80 9.81%	9.80 10.31%	1.29 1.29%
Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges Excluding sales charges	–1.08 3.58	7.66 12.74	8.95 9.96	9.88 10.39	1.17 1.17
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	–1.88 3.10	6.75 11.75	8.70 8.98	9.48 9.48	2.04 2.04
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	2.10 3.09	10.64 11.64	8.98 8.98	9.49 9.49	2.04 2.04
Class I Shares[4]	No Sales Charge		3.71	13.01	10.22	10.66	0.92

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[5]	2.50%	11.50%	9.86%	9.96%
Average Lipper Emerging Markets Debt Fund[6]	3.99	11.70	9.35	10.13

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,034.90	$6.41	$1,018.50	$6.36

Class A Shares	$1,000.00	$1,035.80	$5.75	$1,019.10	$5.71

Class B Shares	$1,000.00	$1,031.00	$10.17	$1,014.80	$10.09

Class C Shares	$1,000.00	$1,030.90	$10.17	$1,014.80	$10.09

Class I Shares	$1,000.00	$1,037.10	$4.50	$1,020.40	$4.46

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.27% for Investor Class, 1.14% for Class A, 2.02% for Class B and Class C and 0.89% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2013 (Unaudited)

Brazil	9.1%
Mexico	7.1
Indonesia	5.9
Turkey	5.9
Russia	5.6
United States	4.7
Colombia	4.3
Republic of Korea	4.1
Venezuela	4.0
Poland	3.7
Ukraine	3.7
Peru	3.1
Kazakhstan	2.6
Croatia	2.5
El Salvador	2.2
United Arab Emirates	2.0
Sri Lanka	1.9
Lebanon	1.8
Uruguay	1.7
Georgia	1.6
Argentina	1.5
Nigeria	1.5

Portugal	1.4%
Australia	1.3
Belarus	1.3
Dominican Republic	1.1
Ireland	1.1
Panama	1.1
Thailand	1.1
India	1.0
Lithuania	1.0
Paraguay	1.0
Slovenia	1.0
United Kingdom	1.0
Ghana,Africa	0.8
Luxembourg	0.8
Gabon	0.7
Guatemala	0.6
Vietnam	0.6
Chile	0.4
Senegal	0.4
Jamaica	0.2
Other Assets, Less Liabilities	1.6

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of April 30, 2013 (excluding short-term investments)

1.	Republic of Turkey, 5.125%–9.00%, due 3/8/17–1/14/41

2.	Ukraine Government, 7.75%–7.80%, due 9/23/20–11/28/22

3.	Republic of Indonesia, 4.875%–6.625%, due 5/5/21–2/17/37

4.	Republic of Colombia, 4.375%, due 7/12/21

5.	Republic of Venezuela, 9.25%, due 5/7/28
6.	Majapahit Holding B.V., 8.00%, due 8/7/19

7.	United Mexican States, 7.25%, due 12/15/16

8.	Republic of Croatia, 6.375%–6.625%, due 7/14/20–3/24/21

9.	Republic of Peru, 7.35%, due 7/21/25

10.	Republic of El Salvador, 7.375%–8.25%, due 12/1/19–6/15/35

8	MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Global High Income Fund returned 3.49% for Investor Class shares, 3.58% for Class A shares, 3.10% for Class B shares and 3.09% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 3.71%. All share classes underperformed the 3.99% return of the average Lipper1 emerging markets debt fund for the six months ended April 30, 2013. All share classes outperformed the 2.50% return of the JPMorgan EMBI Global Diversified Index2 for the reporting period. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Emerging-market debt generally performed well during the reporting period. Investor demand for yield continued to support emerging-market debt prices, and fundamentals remained strong. Still, during the second half of the reporting period, emerging-market debt traded lower, primarily reflecting the negative impact of higher U.S. Treasury yields and widening of the emerging-market sovereign spread.3 Improving U.S. economic data had pushed U.S. Treasury yields moderately higher, as market participants looked to reduce their duration4 exposure.

The Fund’s strong performance both on an absolute basis and relative to the JPMorgan EMBI Global Diversified Index was largely attributable to its exposure to higher-yielding corporate bonds, which performed well as spreads generally contracted. Improving economic data out of China had an especially positive impact on the Fund’s holdings among natural resource companies. The Fund’s holdings in Argentina suffered from legal uncertainty regarding repayment conditions for the nation’s 2005 bond restructuring.

What was the Fund’s duration strategy during the reporting period?

The Fund’s duration was shorter than that of the JPMorgan EMBI Global Diversified Index in large part because of the Fund’s corporate bond exposure. Since corporate bonds generally tend to have shorter maturities than sovereign debt, corporate exposure would tend to lower the Fund’s duration. Corporate debt also tends to have a lower sensitivity to interest rates than sovereign debt. As a result, the Fund lowered its exposure to a higher interest-rate environment on two fronts: with shorter duration and with increased credit exposure.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

There were no significant shifts in the Fund’s positioning during the reporting period. The general improvement in global macroeconomic data led us to maintain the Fund’s overweight exposure to corporate debt and quasi-sovereign credits. Within the Fund’s sovereign debt allocation, we increased the Fund’s exposure to Sri Lankan sovereign debt, as we expect the end of the country’s long civil war to provide a “peace dividend” to the Sri Lankan economy. We also added Slovenian sovereign debt opportunistically, as the crisis in Cyprus temporarily put the country’s bonds under pressure. The high yield offered by Nigerian Treasury bills was also attractive, given that the Nigerian currency appeared to be under no downward pressure. Although Venezuelan sovereign debt was a strong contributor to the Fund’s performance, we reduced exposure to this market segment because of increased volatility after a contested election. Rapidly deteriorating financials for Mexican homebuilders led us to reduce the Fund’s exposure there as well.

During the reporting period, which countries were the strongest contributors to the Fund’s performance and which countries were particularly weak?

Exposure to Venezuelan sovereign debt was one of the Fund’s top positive contributors. (Contributions take weightings and total returns into account.) This contribution resulted partly from general spread contraction and partly from speculation regarding the health and eventual passing of Venezuelan president Hugo Chavez. The Fund’s position in Portuguese sovereign debt also performed well during the reporting period. The overall crisis in Europe subsided; and Portuguese sovereign debt, in particular, improved dramatically. Another top contributor was local-currency-denominated Uruguayan inflation-linked debt, which performed well because real rates contracted significantly, while inflation remained high and the nation’s currency appreciated.

The Fund’s holdings in Argentine debt were negatively affected by a U.S. federal court ruling that requires Argentina to pay holdouts from its 2005 bond restructuring in full. The ruling weighed heavily on restructured bonds. The verdict has been appealed, but because of legal uncertainty, we chose to reduce the Fund’s exposure to Argentine restructured bonds during the

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com	9

reporting period. The Fund’s exposure to Mexican homebuilders was also a significant detractor from performance, as changes in government policies put the entire sector under extreme pressure.

How did the Fund’s sector and country weightings change during the reporting period?

Other than the specific moves mentioned earlier, there were no major changes to the Fund’s sector weightings during the reporting period. From a regional perspective, we slightly decreased the Fund’s exposure to Asia and modestly increased exposure to Europe.

How was the Fund positioned at the end of the reporting period?

As of April 30, 2013, the Fund was overweight relative to the JPMorgan EMBI Global Diversified Index in corporate and local-currency bonds and underweight in sovereign bonds. As of the same date, the Fund held overweight positions relative to the JPMorgan EMBI Global Diversified Index in Latin America and held underweight positions relative to the Index in Asia and Africa.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Global High Income Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Principal Amount	Value

Long-Term Bonds 94.8%† Corporate Bonds 46.1%
Argentina 0.5%
WPE International Cooperatief UA 10.375%, due 9/30/20 (a)	$2,000,000	$1,830,000

Australia 1.3%
Ausdrill Finance Pty, Ltd. 6.875%, due 11/1/19 (a)	2,400,000	2,424,000
Mirabela Nickel, Ltd. 8.75%, due 4/15/18 (a)	3,000,000	2,550,000

		4,974,000

Brazil 9.1%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)	3,000,000	3,289,500
Braskem Finance, Ltd. 7.00%, due 5/7/20 (a)	3,000,000	3,450,000
Fibria Overseas Finance, Ltd. 6.75%, due 3/3/21 (a)	3,000,000	3,348,750
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)	2,000,000	2,220,000
JBS Finance II, Ltd. 8.25%, due 1/29/18 (a)	3,000,000	3,240,000
Minerva Luxembourg S.A. 7.75%, due 1/31/23 (a)	3,750,000	4,003,875
Odebrecht Finance, Ltd. 4.375%, due 4/25/25 (a)	1,000,000	990,000
OGX Austria GmbH 8.50%, due 6/1/18 (a)	3,750,000	2,353,125
Petrobras International Finance Co. 5.375%, due 1/27/21	3,000,000	3,312,801
Raizen Fuels Finance, Ltd. 9.50%, due 8/15/14 (a)	2,500,000	2,718,750
USJ Acucar e Alcool S.A. 9.875%, due 11/9/19 (a)	2,000,000	2,250,000
Virgolino de Oliveira Finance, Ltd. 11.75%, due 2/9/22 (a)	3,000,000	3,075,000

		34,251,801

Chile 0.4%
GeoPark Latin America, Ltd. Agencia en Chile 7.50%, due 2/11/20 (a)	1,500,000	1,548,750

Colombia 1.4%
Colombia Telecomunicaciones S.A. ESP 5.375%, due 9/27/22 (a)	3,000,000	3,007,500
Pacific Rubiales Energy Corp. 5.125%, due 3/28/23 (a)	2,000,000	2,060,000

		5,067,500

	Principal Amount	Value

Georgia 1.0%
Georgian Oil and Gas Corp. 6.875%, due 5/16/17 (a)	$3,500,000	$3,710,000

Guatemala 0.6%
Industrial Senior Trust 5.50%, due 11/1/22 (a)	2,200,000	2,200,000

India 1.0%
Vedanta Resources PLC 8.25%, due 6/7/21 (a)	3,500,000	3,815,000

Indonesia 2.8%
♦Majapahit Holding B.V. 8.00%, due 8/7/19 (a)	8,300,000	10,395,750

Ireland 1.1%
UT2 Funding PLC 5.321%, due 6/30/16	€2,700,000	4,292,165

Kazakhstan 2.6%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)	$1,000,000	1,168,750
KazMunaiGaz Finance Sub B.V. 11.75%, due 1/23/15 (a)	7,000,000	8,102,500
KazMunaygas National Co. 4.40%, due 4/30/23 (a)	500,000	505,000

		9,776,250

Luxembourg 0.8%
ArcelorMittal 7.50%, due 10/15/39	3,000,000	3,156,213

Mexico 4.4%
Cemex Espana Luxembourg 9.25%, due 5/12/20 (a)	3,000,000	3,300,000
Controladora Mabe S.A. de C.V.
7.875%, due 10/28/19 (a)	1,600,000	1,868,000
7.875%, due 10/28/19	1,160,000	1,354,300
Corporacion GEO S.A.B. de C.V. 8.875%, due 3/27/22 (a)	2,000,000	910,000
Desarrolladora Homex S.A.B. de C.V. 9.75%, due 3/25/20 (a)	1,500,000	907,500
Grupo Bimbo S.A.B. de C.V. 4.50%, due 1/25/22 (a)	3,000,000	3,320,097
Petroleos Mexicanos 6.50%, due 6/2/41	1,000,000	1,242,500
Satelites Mexicanos S.A. de C.V. 9.50%, due 5/15/17	3,000,000	3,247,500

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest issuers held, as of April 30, 2013, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Mexico (continued)
Urbi Desarrollos Urbanos S.A.B. de C.V. 9.75%, due 2/3/22 (a)	$1,800,000	$549,000

		16,698,897

Paraguay 1.0%
Banco Continental S.A.E. 8.875%, due 10/15/17 (a)	3,500,000	3,880,625

Peru 0.8%
BBVA Bancomer S.A. 5.00%, due 8/26/22 (a)	3,000,000	3,172,500

Poland 1.7%
Eileme 2 AB Series Reg S 11.75%, due 1/31/20	€4,000,000	6,242,345

Republic of Korea 2.7%
Export-Import Bank of Korea 4.375%, due 9/15/21	$2,000,000	2,221,626
Korea Finance Corp. 4.625%, due 11/16/21	3,000,000	3,394,860
Korea Gas Corp. 6.25%, due 1/20/42 (a)	2,000,000	2,598,964
National Agricultural Cooperative Federation 3.50%, due 2/8/17 (a)	2,000,000	2,121,058

		10,336,508

Russia 5.6%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	3,500,000	4,068,400
Gaz Capital S.A. for Gazprom Series Reg S 9.25%, due 4/23/19	6,000,000	7,815,000
Lukoil International Finance B.V.
6.656%, due 6/7/22 (a)	1,000,000	1,188,750
7.25%, due 11/5/19 (a)	2,000,000	2,420,000
Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)	2,000,000	2,328,000
Vimpelcom Holdings B.V. 7.504%, due 3/1/22 (a)	3,000,000	3,390,000

		21,210,150

Thailand 1.1%
Bangkok Bank PCL 4.80%, due 10/18/20 (a)	3,750,000	4,194,064

United Arab Emirates 2.0%
Abu Dhabi National Energy Co.
3.625%, due 1/12/23 (a)	3,750,000	3,802,500
6.25%, due 9/16/19 (a)	3,000,000	3,603,750

		7,406,250

	Principal Amount		Value

United Kingdom 1.0%
Lloyds TSB Bank PLC 13.00%, due 12/19/21 (b)	A$	3,000,000	$3,758,554

United States 2.0%
AES Corp. (The) 8.00%, due 10/15/17		$3,000,000	3,592,500
Goodyear Tire & Rubber Co. (The) 6.50%, due 3/1/21		3,800,000	3,975,750

			7,568,250

Venezuela 1.2%
Petroleos de Venezuela S.A. Series Reg S 12.75%, due 2/17/22		4,000,000	4,460,000

Total Corporate Bonds (Cost $163,677,951)			173,945,572

Government & Federal Agencies 48.7%
Argentina 1.0%
Republic of Argentina 2.50%, due 12/31/38 (c)		€11,360,000	3,777,200

Belarus 1.3%
Republic of Belarus Series Reg S 8.95%, due 1/26/18		$4,500,000	4,882,500

Colombia 2.9%
♦Republic of Colombia 4.375%, due 7/12/21		9,500,000	10,863,250

Croatia 2.5%
♦Republic of Croatia
6.375%, due 3/24/21 (a)		7,000,000	7,910,000
6.625%, due 7/14/20 (a)		1,500,000	1,709,250

			9,619,250

Dominican Republic 1.1%
Dominican Republic Series Reg S 7.50%, due 5/6/21		3,500,000	4,019,750

El Salvador 2.2%
♦Republic of El Salvador
Series Reg S 7.375%, due 12/1/19 (a)		3,000,000	3,562,500
7.65%, due 6/15/35		2,450,000	2,848,125
8.25%, due 4/10/32 (a)		1,550,000	1,937,500

			8,348,125

12	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value

Government & Federal Agencies (continued)
Gabon 0.7%
Gabonese Republic 8.20%, due 12/12/17 (a)		$2,200,000	$2,673,000

Georgia 0.6%
Republic of Georgia Series Reg S 6.875%, due 4/12/21		2,000,000	2,314,000

Ghana 0.8%
Republic of Ghana Series Reg S 8.50%, due 10/4/17		2,500,000	2,875,000

Indonesia 3.1%
♦Republic of Indonesia 4.875%, due 5/5/21 (a)		8,000,000	9,070,000
6.625%, due 2/17/37 (a)		2,000,000	2,625,000

			11,695,000

Jamaica 0.2%
Jamaica Government 8.00%, due 6/24/19		650,000	646,750

Lebanon 1.8%
Lebanon Government International Bond Series Reg S 6.00%, due 5/20/19		6,500,000	6,662,500

Lithuania 1.0%
Republic of Lithuania 5.125%, due 9/14/17 (a)		3,500,000	3,937,500

Mexico 2.7%
♦United Mexican States 7.25%, due 12/15/16	M$	111,250,000	10,138,114

Nigeria 0.6%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		$2,000,000	2,350,000

Panama 1.1%
Republic of Panama 6.70%, due 1/26/36		3,058,000	4,255,207

Peru 2.3%
♦Republic of Peru 7.35%, due 7/21/25		6,000,000	8,715,000

	Principal Amount	Value

Poland 2.0%
Poland Government Bond 5.75%, due 10/25/21	PLN 20,300,000	$7,657,832

Portugal 1.4%
Portugal Obrigacoes do Tesouro OT Series Reg S 4.95%, due 10/25/23	€4,200,000	5,204,962

Republic of Korea 1.4%
Korea Housing Finance Corp. 3.50%, due 12/15/16 (a)	$5,000,000	5,348,685

Senegal 0.4%
Republic of Senegal 8.75%, due 5/13/21 (a)	1,250,000	1,509,375

Slovenia 1.0%
Republic of Slovenia 5.50%, due 10/26/22 (a)	4,000,000	3,960,000

Sri Lanka 1.9%
Republic of Sri Lanka 6.25%, due 10/4/20 (a)	6,500,000	7,052,500

Turkey 5.9%
♦Republic of Turkey 5.125%, due 3/25/22	1,800,000	2,056,500
6.00%, due 1/14/41	5,000,000	6,012,500
7.375%, due 2/5/25	6,225,000	8,310,375
9.00%, due 3/8/17	YTL 9,400,000	5,851,569

		22,230,944

Ukraine 3.7%
Financing of Infrastructural Projects State Enterprise 8.375%, due 11/3/17 (a)	$2,000,000	2,010,000
♦Ukraine Government 7.75%, due 9/23/20 (a)	6,000,000	6,090,000
7.80%, due 11/28/22 (a)	5,800,000	5,777,670

		13,877,670

Uruguay 1.7%
Republica Orient Uruguay 4.375%, due 12/15/28	UYU 95,462,783	6,393,037

Venezuela 2.8%
♦Republic of Venezuela Series Reg S 9.25%, due 5/7/28	$11,095,000	10,612,367

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value

Government & Federal Agencies (continued)
Vietnam 0.6%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)	$2,000,000	$2,375,000

Total Government & Federal Agencies (Cost $158,465,646)		183,994,518

Total Long-Term Bonds (Cost $322,143,597)		357,940,090

Short-Term Investments 3.6%
Nigeria Government 0.9%
Nigeria Treasury Bill 0.00%, due 11/21/13 (d)	NGN 600,000,000	3,551,764

Repurchase Agreement 2.7%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $10,269,233 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $10,545,000 and a Market Value of $10,477,175)	$10,269,231	$10,269,231

Total Short-Term Investments (Cost $13,827,751)		13,820,995

Total Investments (Cost $335,971,348) (e)	98.4%	371,761,085
Other Assets, Less Liabilities	1.6	5,995,535
Net Assets	100.0%	$377,756,620

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown is the rate in effect as of April 30, 2013.

(c)	Step coupon—Rate shown is the rate in effect as of April 30, 2013.

(d)	Interest rate presented is yield to maturity.

(e)	As of April 30, 2013, cost is $335,971,348 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$40,385,729
Gross unrealized depreciation	(4,595,992)

Net unrealized appreciation	$35,789,737

The following abbreviations are used in the above portfolio:

€—Euro

A$—Australian Dollar

M$—Mexican Peso

NGN—Nigerian Naira

PLN—Polish Zloty

UYU—Uruguayan Peso

YTL—Turkish Lira

As of April 30, 2013, the Fund held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty		Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Australian Dollar vs. U.S. Dollar	5/23/13	HSBC Bank USA	AUD	3,150,000	USD	3,234,798	USD	25,635
Euro vs. U.S. Dollar	5/23/13	HSBC Bank USA	EUR	10,500,000		13,677,300		152,441
New Russian Ruble vs. U.S. Dollar	5/23/13	HSBC Bank USA	RUB	196,300,000		6,361,500		(74,006)
New Russian Ruble vs. U.S. Dollar	8/8/13	HSBC Bank USA		196,300,000		6,176,394		31,353
Polish Zloty vs. U.S. Dollar	5/23/13	Barclays Bank PLC	PLN	10,700,000		3,359,603		22,372
Polish Zloty vs. U.S. Dollar	8/8/13	HSBC Bank USA		10,700,000		3,325,460		39,610
Pound Sterling vs. U.S. Dollar	5/23/13	HSBC Bank USA	GBP	2,000,000		3,097,600		8,666
South Korean Won vs. U.S. Dollar	5/23/13	HSBC Bank USA	KRW	7,300,000,000		6,673,676		(49,996)
South Korean Won vs. U.S. Dollar	8/8/13	HSBC Bank USA		7,300,000,000		6,546,087		58,980

14	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Foreign Currency Sales Contracts	Expiration Date	Counterparty		Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Australian Dollar vs. U.S. Dollar	5/23/13	HSBC Bank USA	AUD	3,150,000	USD	3,208,433	USD	(52,001)
Australian Dollar vs. U.S. Dollar	8/8/13	HSBC Bank USA		3,150,000		3,216,692		(25,613)
Euro vs. Polish Zloty	5/23/13	HSBC Bank USA	EUR	2,668,636	PLN	11,200,000		25,103
Euro vs. Polish Zloty	8/8/13	HSBC Bank USA		2,673,988		11,200,000		(1,526)
Euro vs. U.S. Dollar	5/23/13	HSBC Bank USA		10,500,000	USD	13,863,398		33,656
Euro vs. U.S. Dollar	8/8/13	HSBC Bank USA		10,500,000		13,684,545		(152,590)
New Russian Ruble vs. U.S. Dollar	5/23/13	HSBC Bank USA	RUB	196,300,000		6,253,624		(33,870)
Polish Zloty vs. Euro	5/23/13	HSBC Bank USA	PLN	11,200,000	EUR	2,688,108		543
Polish Zloty vs. U.S. Dollar	5/23/13	HSBC Bank USA		10,700,000	USD	3,341,244		(40,731)
Pound Sterling vs. U.S. Dollar	5/23/13	HSBC Bank USA	GBP	2,000,000		3,049,600		(56,666)
Pound Sterling vs. U.S. Dollar	8/8/13	HSBC Bank USA		2,000,000		3,096,250		(8,704)
South Korean Won vs. U.S. Dollar	5/23/13	HSBC Bank USA	KRW	7,300,000,000		6,564,748		(58,931)
Swiss Franc vs. Euro	8/8/13	JPMorgan Chase Bank	CHF	9,300,000	EUR	7,658,733		80,305
Net unrealized appreciation (depreciation) on foreign currency forward contracts							USD	(75,970)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$173,945,572	$—	$173,945,572
Government & Federal Agencies	—	183,994,518	—	183,994,518

Total Long-Term Bonds	—	357,940,090	—	357,940,090

Short-Term Investments
Nigeria Government	—	3,551,764	—	3,551,764
Repurchase Agreement	—	10,269,231	—	10,269,231

Total Short-Term Investments	—	13,820,995	—	13,820,995

Total Investments in Securities	—	371,761,085	—	371,761,085

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	478,664	—	478,664

Total Other Financial Instruments	—	478,664	—	478,664

Total Investments in Securities and Other Financial Instruments	$—	$372,239,749	$—	$372,239,749

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(554,634)	$—	$(554,634)

Total Other Financial Instruments	$—	$(554,634)	$—	$(554,634)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of April 30, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of April 30, 2013 (a)
Long-Term Bonds
Government & Federal Agencies Supranational	$2,999,902	$—	$(25,566)	$2,643	$—	$(2,976,979)	$—	$—	$—	$—

Total	$2,999,902	$—	$(25,566)	$2,643	$—	$(2,976,979)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

16	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $335,971,348)	$371,761,085
Cash denominated in foreign currencies (identified cost $1,186,255)	1,198,710
Receivables:
Interest	6,218,277
Investment securities sold	2,989,224
Fund shares sold	1,085,965
Other assets	59,515
Unrealized appreciation on foreign currency forward contracts	478,664

Total assets	383,791,440

Liabilities
Payables:
Investment securities purchased	3,558,521
Fund shares redeemed	925,644
Manager (See Note 3)	222,680
NYLIFE Distributors (See Note 3)	133,609
Transfer agent (See Note 3)	95,335
Professional fees	31,420
Shareholder communication	24,213
Custodian	3,991
Trustees	901
Accrued expenses	1,267
Dividend payable	482,605
Unrealized depreciation on foreign currency forward contracts	554,634

Total liabilities	6,034,820

Net assets	$377,756,620

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$301,796
Additional paid-in capital	335,237,854

335,539,650
Distributions in excess of net investment income	(409,805)
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	6,889,895
Net unrealized appreciation (depreciation) on investments	35,789,737
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(52,857)

Net assets	$377,756,620

Investor Class
Net assets applicable to outstanding shares	$29,670,962

Shares of beneficial interest outstanding	2,346,290

Net asset value per share outstanding	$12.65
Maximum sales charge (4.50% of offering price)	0.60

Maximum offering price per share outstanding	$13.25

Class A
Net assets applicable to outstanding shares	$177,665,818

Shares of beneficial interest outstanding	14,149,358

Net asset value per share outstanding	$12.56
Maximum sales charge (4.50% of offering price)	0.59

Maximum offering price per share outstanding	$13.15

Class B
Net assets applicable to outstanding shares	$19,574,691

Shares of beneficial interest outstanding	1,580,820

Net asset value and offering price per share outstanding	$12.38

Class C
Net assets applicable to outstanding shares	$90,058,934

Shares of beneficial interest outstanding	7,266,317

Net asset value and offering price per share outstanding	$12.39

Class I
Net assets applicable to outstanding shares	$60,786,215

Shares of beneficial interest outstanding	4,836,837

Net asset value and offering price per share outstanding	$12.57

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Interest	$11,853,389

Expenses
Manager (See Note 3)	1,350,768
Distribution/Service—Investor Class (See Note 3)	35,124
Distribution/Service—Class A (See Note 3)	226,779
Distribution/Service—Class B (See Note 3)	99,984
Distribution/Service—Class C (See Note 3)	456,636
Transfer agent (See Note 3)	280,095
Registration	41,853
Professional fees	34,495
Shareholder communication	29,157
Custodian	18,478
Trustees	4,442
Miscellaneous	7,772

Total expenses	2,585,583

Net investment income (loss)	9,267,806

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	6,659,553
Futures transactions	(4,369)
Foreign currency transactions	295,945

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	6,951,129

Net change in unrealized appreciation (depreciation) on:
Investments	(3,523,685)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(83,060)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(3,606,745)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	3,344,384

Net increase (decrease) in net assets resulting from operations	$12,612,190

18	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,267,806	$16,394,428
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	6,951,129	5,453,749
Net change in unrealized appreciation (depreciation) on investments, swap contracts and foreign currency transactions	(3,606,745)	25,889,771

Net increase (decrease) in net assets resulting from operations	12,612,190	47,737,948

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,091,027)	(1,279,141)
Class A	(7,282,390)	(8,448,828)
Class B	(727,131)	(920,192)
Class C	(3,292,785)	(3,803,138)
Class I	(2,227,139)	(2,392,977)

	(14,620,472)	(16,844,276)

From net realized gain on investments:
Investor Class	—	(630,762)
Class A	—	(3,912,908)
Class B	—	(595,783)
Class C	—	(2,218,133)
Class I	—	(1,033,355)

	—	(8,390,941)

Total dividends and distributions to shareholders	(14,620,472)	(25,235,217)

Capital share transactions:
Net proceeds from sale of shares	71,724,920	116,559,348
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,011,345	17,050,329
Cost of shares redeemed	(68,521,344)	(95,612,363)

Increase (decrease) in net assets derived from capital share transactions	13,214,921	37,997,314

Net increase (decrease) in net assets	11,206,639	60,500,045

Net Assets
Beginning of period	366,549,981	306,049,936

End of period	$377,756,620	$366,549,981

Undistributed (distributions in excess of) net investment income at end of period	$(409,805)	$4,942,861

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.71		$11.90	$12.49	$11.16	$8.07	$11.27

Net investment income (loss) (a)	0.32		0.61	0.59	0.66	0.65	0.42
Net realized and unrealized gain (loss) on investments	0.11		1.12	(0.41)	1.33	3.00	(3.23)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	0.03	0.05	0.13	0.02

Total from investment operations	0.44		1.75	0.21	2.04	3.78	(2.79)

Less dividends and distributions:
From net investment income	(0.50)		(0.62)	(0.64)	(0.71)	(0.69)	(0.41)
From net realized gain on investments	—		(0.32)	(0.16)	—	—	—

Total dividends and distributions	(0.50)		(0.94)	(0.80)	(0.71)	(0.69)	(0.41)

Net asset value at end of period	$12.65		$12.71	$11.90	$12.49	$11.16	$8.07

Total investment return (b)	3.49	%(c)	15.52%	1.94%	18.95%	48.62%	(25.54	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.02	%††	5.10%	4.93%	5.65%	6.69%	5.79	% ††
Net expenses	1.27	%††	1.29%	1.32%	1.37%	1.49%	1.50	% ††
Expenses (before waiver/reimbursement)	1.27	%††	1.29%	1.32%	1.37%	1.57%	1.53	% ††
Portfolio turnover rate	19%		31%	65%	92%	133%	55%
Net assets at end of period (in 000’s)	$29,671		$27,165	$23,439	$21,834	$17,581	$12,662

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.62		$11.83	$12.42	$11.09	$8.02	$11.81

Net investment income (loss) (a)	0.32		0.62	0.60	0.67	0.66	0.67
Net realized and unrealized gain (loss) on investments	0.11		1.11	(0.41)	1.33	2.99	(3.59)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	0.03	0.05	0.12	0.02

Total from investment operations	0.44		1.75	0.22	2.05	3.77	(2.90)

Less dividends and distributions:
From net investment income	(0.50)		(0.64)	(0.65)	(0.72)	(0.70)	(0.66)
From net realized gain on investments	—		(0.32)	(0.16)	—	—	(0.23)

Total dividends and distributions	(0.50)		(0.96)	(0.81)	(0.72)	(0.70)	(0.89)

Net asset value at end of period	$12.56		$12.62	$11.83	$12.42	$11.09	$8.02

Total investment return (b)	3.58	%(c)	15.68%	1.96%	19.09%	49.04%	(26.29%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.15	%††	5.22%	5.03%	5.77%	6.77%	6.08%
Net expenses	1.14	%††	1.17%	1.22%	1.25%	1.32%	1.34%
Expenses (before waiver/reimbursement)	1.14	%††	1.17%	1.22%	1.25%	1.40%	1.37%
Portfolio turnover rate	19%		31%	65%	92%	133%	55%
Net assets at end of period (in 000’s)	$177,666		$179,430	$144,272	$159,834	$119,132	$59,843

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.45		$11.68	$12.28	$10.97	$7.94	$11.70

Net investment income (loss) (a)	0.26		0.51	0.49	0.56	0.57	0.56
Net realized and unrealized gain (loss) on investments	0.11		1.09	(0.41)	1.32	2.96	(3.54)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	0.03	0.05	0.12	0.02

Total from investment operations	0.38		1.62	0.11	1.93	3.65	(2.96)

Less dividends and distributions:
From net investment income	(0.45)		(0.53)	(0.55)	(0.62)	(0.62)	(0.57)
From net realized gain on investments	—		(0.32)	(0.16)	—	—	(0.23)

Total dividends and distributions	(0.45)		(0.85)	(0.71)	(0.62)	(0.62)	(0.80)

Net asset value at end of period	$12.38		$12.45	$11.68	$12.28	$10.97	$7.94

Total investment return (b)	3.10	%(c)	14.60%	1.13%	18.11%	47.69%	(26.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.28	%††	4.35%	4.18%	4.90%	5.98%	5.21%
Net expenses	2.02	%††	2.04%	2.07%	2.12%	2.24%	2.20%
Expenses (before waiver/reimbursement)	2.02	%††	2.04%	2.07%	2.12%	2.32%	2.19%
Portfolio turnover rate	19%		31%	65%	92%	133%	55%
Net assets at end of period (in 000’s)	$19,575		$20,101	$21,961	$27,314	$25,651	$21,006

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

22	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.46		$11.69	$12.29	$10.98	$7.95	$11.70

Net investment income (loss) (a)	0.26		0.51	0.49	0.56	0.56	0.57
Net realized and unrealized gain (loss) on investments	0.11		1.09	(0.41)	1.32	2.97	(3.54)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	0.03	0.05	0.12	0.02

Total from investment operations	0.38		1.62	0.11	1.93	3.65	(2.95)

Less dividends and distributions:
From net investment income	(0.45)		(0.53)	(0.55)	(0.62)	(0.62)	(0.57)
From net realized gain on investments	—		(0.32)	(0.16)	—	—	(0.23)

Total dividends and distributions	(0.45)		(0.85)	(0.71)	(0.62)	(0.62)	(0.80)

Net asset value at end of period	$12.39		$12.46	$11.69	$12.29	$10.98	$7.95

Total investment return (b)	3.09	%(c)	14.59%	1.13%	18.20%	47.50%	(26.83%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.27	%††	4.35%	4.18%	4.89%	5.85%	5.22%
Net expenses	2.02	%††	2.04%	2.07%	2.12%	2.23%	2.19%
Expenses (before waiver/reimbursement)	2.02	%††	2.04%	2.07%	2.12%	2.31%	2.20%
Portfolio turnover rate	19%		31%	65%	92%	133%	55%
Net assets at end of period (in 000’s)	$90,059		$91,002	$80,351	$87,597	$57,731	$27,377

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.63		$11.84	$12.43	$11.10	$8.02	$11.81

Net investment income (loss) (a)	0.34		0.66	0.63	0.69	0.66	0.69
Net realized and unrealized gain (loss) on investments	0.11		1.10	(0.41)	1.34	3.01	(3.58)
Net realized and unrealized gain (loss) on foreign currency transactions	0.01		0.02	0.03	0.05	0.13	0.02

Total from investment operations	0.46		1.78	0.25	2.08	3.80	(2.87)

Less dividends and distributions:
From net investment income	(0.52)		(0.67)	(0.68)	(0.75)	(0.72)	(0.69)
From net realized gain on investments	—		(0.32)	(0.16)	—	—	(0.23)

Total dividends and distributions	(0.52)		(0.99)	(0.84)	(0.75)	(0.72)	(0.92)

Net asset value at end of period	$12.57		$12.63	$11.84	$12.43	$11.10	$8.02

Total investment return (b)	3.71	%(c)	15.95%	2.22%	19.48%	49.31%	(26.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.40	%††	5.47%	5.31%	5.89%	6.32%	6.28%
Net expenses	0.89	%††	0.92%	0.97%	1.00%	1.12%	1.14%
Expenses (before waiver/reimbursement)	0.89	%††	0.92%	0.97%	1.00%	1.12%	1.15%
Portfolio turnover rate	19%		31%	65%	92%	133%	55%
Net assets at end of period (in 000’s)	$60,786		$48,852	$36,027	$52,188	$3,972	$27

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

24	MainStay Global High Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisor, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in good faith in such a manner as the Board deems appropriate to reflect their fair value.

26	MainStay Global High Income Fund

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, at least monthly and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and/or interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. As of April 30, 2013, the Fund did not hold any futures contracts.

(J)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. A Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions. As of April 30, 2013, the Fund did not hold any swap contracts.

28	MainStay Global High Income Fund

(M)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(N)  Concentration of Risk.  The Fund’s principal investments include high yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$478,664	$—	$478,664

Total Fair Value		$478,664	$—	$478,664

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(554,634)	$—	$(554,634)

Total Fair Value		$(554,634)	$—	$(554,634)

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$(4,369)	$(4,369)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	285,778	—	285,778

Total Realized Gain (Loss)		$285,778	$(4,369)	$281,409

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(105,523)	$—	$(105,523)

Total Change in Unrealized Appreciation (Depreciation)		$(105,523)	$—	$(105,523)

Number of Contracts, Notional Amounts or Shares/Units

	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Short (1)	—	(30)	(30)
Forward Contracts Long (2)	$36,499,325	$—	$36,499,325
Forward Contracts Short (2)	$(38,363,844)	$—	$(38,363,844)

(1)	Amount disclosed represents the actual average held during the period ended April 30, 2013.

(2)	Amount disclosed represents the weighted average held during the period ended April 30, 2013.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.72% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $1,350,768.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,444 and $48,094, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $4,268, $12,739 and $2,177, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company

30	MainStay Global High Income Fund

LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$32,332
Class A	91,575
Class B	22,986
Class C	105,011
Class I	28,191

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$7,490,960	4.2%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $31,681 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$	$32
Total	$	$32

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$18,673,611
Long-Term Capital Gain	6,561,606
Total	$25,235,217

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of U.S. government securities were $18,144 and $18,053, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $52,479 and $52,137, respectively.

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	293,783	$3,737,985
Shares issued to shareholders in reinvestment of dividends	84,457	1,068,031
Shares redeemed	(183,389)	(2,332,721)

Net increase (decrease) in shares outstanding before conversion	194,851	2,473,295
Shares converted into Investor Class (See Note 1)	96,909	1,228,993
Shares converted from Investor Class (See Note 1)	(83,411)	(1,057,933)

Net increase (decrease)	208,349	$2,644,355

Year ended October 31, 2012:
Shares sold	372,134	$4,460,524
Shares issued to shareholders in reinvestment of dividends and distributions	159,077	1,875,394
Shares redeemed	(317,774)	(3,793,141)

Net increase (decrease) in shares outstanding before conversion	213,437	2,542,777
Shares converted into Investor Class (See Note 1)	172,480	2,062,845
Shares converted from Investor Class (See Note 1)	(216,830)	(2,612,364)

Net increase (decrease)	169,087	$1,993,258

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,847,349	$35,989,565
Shares issued to shareholders in reinvestment of dividends	416,792	5,233,767
Shares redeemed	(3,415,035)	(43,069,553)

Net increase (decrease) in shares outstanding before conversion	(150,894)	(1,846,221)
Shares converted into Class A (See Note 1)	118,507	1,493,355
Shares converted from Class A (See Note 1)	(36,991)	(463,494)

Net increase (decrease)	(69,378)	$(816,360)

Year ended October 31, 2012:
Shares sold	5,119,258	$61,476,229
Shares issued to shareholders in reinvestment of dividends and distributions	742,513	8,700,600
Shares redeemed	(4,180,155)	(49,963,776)

Net increase (decrease) in shares outstanding before conversion	1,681,616	20,213,053
Shares converted into Class A (See Note 1)	369,189	4,390,805
Shares converted from Class A (See Note 1)	(27,285)	(339,062)

Net increase (decrease)	2,023,520	$24,264,796

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	164,391	$2,050,409
Shares issued to shareholders in reinvestment of dividends	47,602	589,712
Shares redeemed	(149,160)	(1,857,333)

Net increase (decrease) in shares outstanding before conversion	62,833	782,788
Shares converted from Class B (See Note 1)	(96,455)	(1,200,921)

Net increase (decrease)	(33,622)	$(418,133)

Year ended October 31, 2012:
Shares sold	260,630	$3,060,681
Shares issued to shareholders in reinvestment of dividends and distributions	109,051	1,255,122
Shares redeemed	(333,617)	(3,919,815)

Net increase (decrease) in shares outstanding before conversion	36,064	395,988
Shares converted from Class B (See Note 1)	(301,184)	(3,502,224)

Net increase (decrease)	(265,120)	$(3,106,236)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	767,563	$9,574,176
Shares issued to shareholders in reinvestment of dividends	183,229	2,271,615
Shares redeemed	(986,642)	(12,296,317)

Net increase (decrease)	(35,850)	$(450,526)

Year ended October 31, 2012:
Shares sold	1,550,892	$18,281,318
Shares issued to shareholders in reinvestment of dividends and distributions	333,307	3,849,049
Shares redeemed	(1,453,119)	(17,017,512)

Net increase (decrease)	431,080	$5,112,855

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,611,662	$20,372,785
Shares issued to shareholders in reinvestment of dividends	67,486	848,220
Shares redeemed	(710,316)	(8,965,420)

Net increase (decrease)	968,832	$12,255,585

Year ended October 31, 2012:
Shares sold	2,465,677	$29,280,596
Shares issued to shareholders in reinvestment of dividends and distributions	116,597	1,370,164
Shares redeemed	(1,757,404)	(20,918,119)

Net increase (decrease)	824,870	$9,732,641

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay Global High Income Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Global High Income Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and MacKay Shields. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and MacKay Shields on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Fund, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and MacKay Shields; (ii) the investment performance of the Fund, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and MacKay Shields and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that MacKay Shields provides to the Fund. The Board evaluated

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

MacKay Shields’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined MacKay Shields’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements, and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

34	MainStay Global High Income Fund

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to MacKay Shields are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the

Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay Global High Income Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30089 MS175-13	MSGH10-06/13 NL020

MainStay International Equity Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.23% 8.18	3.11% 9.11	–1.24% –0.11	6.95 7.55%	1.74 1.74%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	2.39 8.35	3.45 9.47	–0.92 0.21	7.11 7.72	1.40 1.40
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	2.73 7.73	3.23 8.23	–1.21 –0.86	6.73 6.73	2.49 2.49
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	6.82 7.82	7.33 8.33	–0.85 –0.85	6.74 6.74	2.49 2.49
Class I Shares[4]	No Sales Charge		8.50	9.71	0.46	8.14	1.15
Class R1 Shares[4]	No Sales Charge		8.50	9.63	0.39	8.00	1.25
Class R2 Shares[4]	No Sales Charge		8.37	9.39	0.14	7.77	1.50
Class R3 Shares[5]	No Sales Charge		8.21	9.05	–0.12	7.41	1.75

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 7.69% for Class A, 6.70% for Class B, 6.71% for Class C, 8.12% for Class I, 7.98% for Class R1, and 7.75% for Class R2 for the ten-year period ended April 30, 2013. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares would likely have been different.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
MSCI EAFE® Index[6]	16.90%	19.39%	–0.93%	9.23%
MSCI ACWI® Ex U.S.[7]	12.78	14.15	–0.84	10.32
Average Lipper International Multi-Cap Growth Fund[8]	12.71	13.36	–0.58	9.38

6.

The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

7.

The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI® Ex U.S. is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index. Effective July 1, 2013, the Fund has selected the MSCI ACWI® Ex U.S. as its broad-based securities market index. The MSCI EAFE® Index has been retained as the Fund’s secondary benchmark.

8.	The average Lipper international multi-cap growth fund is representative of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,081.80	$8.98	$1,016.20	$8.70

Class A Shares	$1,000.00	$1,083.50	$7.34	$1,017.80	$7.10

Class B Shares	$1,000.00	$1,077.30	$12.82	$1,012.40	$12.42

Class C Shares	$1,000.00	$1,078.20	$12.83	$1,012.40	$12.42

Class I Shares	$1,000.00	$1,085.00	$6.05	$1,019.00	$5.86

Class R1 Shares	$1,000.00	$1,085.00	$6.57	$1,018.50	$6.36

Class R2 Shares	$1,000.00	$1,083.70	$7.85	$1,017.30	$7.60

Class R3 Shares	$1,000.00	$1,082.10	$9.14	$1,016.00	$8.85

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.74% for Investor Class, 1.42% for Class A, 2.49% for Class B and Class C, 1.17% for Class I, 1.27% for Class R1, 1.52% for Class R2 and 1.77% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Country Composition as of April 30, 2013 (Unaudited)

United Kingdom	23.7%
Germany	14.7
France	10.4
Japan	5.4
Israel	5.1
Spain	4.9
Denmark	4.4
Sweden	4.3
Brazil	3.4
United States	3.2
India	3.0

China	2.9%
Canada	2.9
Thailand	2.5
Ireland	2.4
Italy	2.0
Czech Republic	1.5
Indonesia	1.0
Hong Kong	0.9
Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Grifols S.A.

2.	Svenska Handelsbanken AB Class A

3.	Adidas A.G.

4.	SABMiller PLC

5.	Intertek Group PLC
6.	Experian PLC

7.	Linde A.G.

8.	Aggreko PLC

9.	Essilor International S.A.

10.	Fresenius Medical Care A.G. & Co. KGaA

8	MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay International Equity Fund returned 8.18% for Investor Class shares, 8.35% for Class A shares, 7.73% for Class B and 7.82% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 8.50%, Class R1 shares returned 8.50%, Class R2 shares returned 8.37% and Class R3 shares returned 8.21%. All share classes underperformed the 12.71% return of the average Lipper1 international multi-cap growth fund, the 16.90% return of the MSCI EAFE® Index2 and the 12.78% of the MSCI ACWI® Ex U.S.3 for the six months ended April 30, 2013. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. The MSCI ACWI® Ex U.S. is the Fund’s secondary benchmark. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Subadvisor to MainStay International Equity Fund, changed its name to Cornerstone Capital Management Holdings LLC. Effective February 28, 2013, Carlos Garcia-Tunon and Eve Glatt were added as portfolio managers of the Fund. For more information on these changes, please refer to the Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance of the MSCI EAFE® Index was primarily due to country allocation. The Fund held an underweight position in Japan, which was among the best-performing markets in the Index. The Fund also had an overweight position in the U.K., which was among the worst-performing markets during the reporting period. In addition, the Fund was negatively affected by its exposure to emerging-market equities, which represented about 12% of the Fund but are not represented in the MSCI EAFE® Index.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The strongest-contributing sectors to the Fund’s relative performance were materials, utilities and telecommunication services. (Contributions take weightings and total returns into account.) The positive contribution from the materials sector was due to an underweight allocation relative to the MSCI

EAFE® Index and favorable stock selection. The positive contributions from utilities and telecommunication services resulted entirely from the Fund’s lack of exposure to those two sectors, both of which underperformed the benchmark.

The Fund’s positions in the consumer discretionary, industrials and financials sectors detracted from relative performance. The negative contributions from consumer discretionary and industrials were driven by unfavorable stock selection. The negative contribution from financials was driven by unfavorable stock selection and an underweight allocation to the sector. Financials outperformed the MSCI EAFE® Index during the reporting period.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were Scandinavian banking group Svenska Handelsbanken, Japanese medical equipment maker Sysmex and U.K. brewer SABMiller. Svenska Handelsbanken benefitted from ongoing strength in its fundamentals amid challenging economic conditions. Sysmex benefited from the depreciation of the Japanese yen, which makes its products more attractive to foreign purchasers. SABMiller benefited from investors’ search for stocks offering both growth and income in a low-interest-rate environment.

The stocks that detracted the most from the Fund’s absolute performance were U.K. power solutions company Aggreko, Hong Kong consumer goods sourcing company Li & Fung and U.K. energy services company Petrofac. Aggreko’s stock was negatively affected by lower-than-expected 2013 earnings guidance. Li & Fung was hurt by lower-than-expected results for its U.S. distribution business. Petrofac’s stock fell following the company’s announcement of higher-than-expected investment-spending plans for 2013.

Did the Fund make any significant purchases or sales during the reporting period?

Noteworthy purchases during the reporting period included new positions in Technip, an energy services provider listed in France, and Diasorin, a developer of medical testing equipment listed in Italy. Tecnhip is seen as a key beneficiary of the increasing complexity of energy-related research-and-development spending. Diasorin is viewed as a key beneficiary of the aging demographics in Europe and the ongoing development of innovative new tests that can be used to more accurately diagnose patients before recommending a specific course of treatment.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the MSCI EAFE® Index.
3.	See footnote on page 6 for more information on the MSCI ACWI® Ex U.S.

mainstayinvestments.com	9

The Fund eliminated its positions in Australian share-registry operator Computershare and Canadian fund manager IGM financial. In our opinion, Computershare had limited growth potential after consolidating its global share-registry business. IGM Financial faces slowing growth amid a more competitive industry environment.

How did the Fund’s sector weightings change during the reporting period?

The Fund increased its weightings in the information technology and energy sectors. Over the same period, the Fund reduced its weightings in the consumer discretionary and consumer staples sectors.

How was the Fund positioned at the end of April 2013?

As of April 30, 2103, the Fund held overweight positions in the health care, information technology and industrials sectors. As of the same date, the Fund held underweight positions in the financials, consumer staples and telecommunications services sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay International Equity Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 98.0%†
Brazil 3.4%
Cia. Hering (Specialty Retail)	277,500	$5,672,747
Cielo S.A. (IT Services)	202,080	5,361,193

		11,033,940

Canada 2.9%
Open Text Corp. (Internet Software & Services) (a)	142,773	9,335,926

China 2.9%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	67,945	5,833,078
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,005,200	3,555,697

		9,388,775

Czech Republic 1.5%
Komercni Banka A.S. (Commercial Banks)	24,880	4,755,754

Denmark 4.4%
Coloplast A/S Class B (Health Care Equipment & Supplies)	112,320	6,110,925
FLSmidth & Co. A/S (Construction & Engineering)	139,112	8,091,993

		14,202,918

France 10.4%
Bureau Veritas S.A. (Professional Services)	61,230	7,503,261
Dassault Systemes S.A. (Software)	72,907	8,890,980
♦Essilor International S.A. (Health Care Equipment & Supplies)	90,606	10,195,010
Technip S.A. (Energy Equipment & Services)	68,151	7,314,747

		33,903,998

Germany 14.7%
♦Adidas A.G. (Textiles, Apparel & Luxury Goods)	119,277	12,456,595
Brenntag A.G. (Trading Companies & Distributors)	41,576	7,087,845
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	146,078	10,080,581
♦Linde A.G. (Chemicals)	57,274	10,831,320
United Internet A.G. (Internet Software & Services)	141,217	3,872,016
Wirecard A.G. (IT Services)	129,615	3,477,088

		47,805,445

Hong Kong 0.9%
Li & Fung, Ltd. (Distributors)	2,393,200	3,090,129

	Shares	Value

India 3.0%
Genpact, Ltd. (IT Services)	179,448	$3,337,733
Housing Development Finance Corp. (Thrifts & Mortgage Finance)	213,408	3,356,695
Infosys, Ltd., Sponsored ADR (IT Services)	74,909	3,126,701

		9,821,129

Indonesia 1.0%
Media Nusantara Citra Tbk PT (Media)	10,124,000	3,254,050

Ireland 2.4%
ICON PLC (Life Sciences Tools & Services) (a)	105,404	3,385,577
Shire PLC (Pharmaceuticals)	141,769	4,408,741

		7,794,318

Israel 5.1%
Check Point Software Technologies, Ltd. (Software) (a)	165,957	7,736,915
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals)	230,621	8,830,478

		16,567,393

Italy 2.0%
DiaSorin S.p.A. (Health Care Equipment & Supplies)	176,165	6,607,377

Japan 5.4%
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	79,800	7,727,466
Sysmex Corp. (Health Care Equipment & Supplies)	150,400	9,688,793

		17,416,259

Spain 4.9%
♦Grifols S.A. (Biotechnology) (a)	395,932	15,887,754

Sweden 4.3%
♦Svenska Handelsbanken AB Class A (Commercial Banks)	311,264	14,139,086

Thailand 2.5%
Kasikornbank PCL (Commercial Banks)	1,088,300	8,009,295

United Kingdom 23.7%
♦Aggreko PLC (Commercial Services & Supplies)	373,174	10,329,715
♦Experian PLC (Professional Services)	633,639	11,141,857
♦Intertek Group PLC (Professional Services)	221,245	11,368,633
Johnson Matthey PLC (Chemicals)	260,481	9,807,943
Petrofac, Ltd. (Energy Equipment & Services)	434,934	9,120,663

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
♦SABMiller PLC (Beverages)	227,524	$12,258,524
Standard Chartered PLC (Commercial Banks)	320,912	8,060,560
Telecity Group PLC (Internet Software & Services)	331,146	4,745,207

		76,833,102

United States 2.6%
ResMed, Inc. (Health Care Equipment & Supplies)	173,588	8,335,696

Total Common Stocks (Cost $262,648,980)		318,182,344

	Principal Amount	Value

Short-Term Investment 0.6%
Repurchase Agreement 0.6%
United States 0.6%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $1,883,128 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 2.10% and a maturity date of 10/17/22, with a Principal Amount of $1,935,000 and a Market Value of $1,922,554) (Capital Markets)	$1,883,128	$1,883,128

Total Short-Term Investment (Cost $1,883,128)		1,883,128

Total Investments (Cost $264,532,108) (b)	98.6%	320,065,472
Other Assets, Less Liabilities	1.4	4,564,122
Net Assets	100.0%	$324,629,594

(a)	Non-income producing security.

(b)	As of April 30, 2013, cost is $265,596,866 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$64,963,493
Gross unrealized depreciation	(10,494,887)

Net unrealized appreciation	$54,468,606

The	following abbreviation is used in the above portfolio:

ADR—American	Depositary Receipt.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$318,182,344	$—	$—	$318,182,344
Short-Term Investment
Repurchase Agreement	—	1,883,128	—	1,883,128

Total Investments in Securities	$318,182,344	$1,883,128	$—	$320,065,472

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

12	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Beverages	$12,258,524	3.8%
Biotechnology	15,887,754	4.9
Capital Markets	1,883,128	0.6
Chemicals	20,639,263	6.4
Commercial Banks	34,964,695	10.8
Commercial Services & Supplies	10,329,715	3.2
Construction & Engineering	8,091,993	2.5
Distributors	3,090,129	1.0
Energy Equipment & Services	16,435,410	5.1
Health Care Equipment & Supplies	40,937,801	12.6
Health Care Providers & Services	10,080,581	3.1
Internet Software & Services	23,786,227	7.3
IT Services	15,302,715	4.7
Life Sciences Tools & Services	3,385,577	1.0
Media	3,254,050	1.0
Oil, Gas & Consumable Fuels	3,555,697	1.1
Pharmaceuticals	13,239,219	4.1
Professional Services	30,013,751	9.2
Real Estate Management & Development	7,727,466	2.4
Software	16,627,895	5.1
Specialty Retail	5,672,747	1.7
Textiles, Apparel & Luxury Goods	12,456,595	3.8
Thrifts & Mortgage Finance	3,356,695	1.0
Trading Companies & Distributors	7,087,845	2.2

	320,065,472	98.6
Other Assets, Less Liabilities	4,564,122	1.4

Net Assets	$324,629,594	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $264,532,108)	$320,065,472
Cash denominated in foreign currencies (identified cost $2,207,756)	2,235,098
Receivables:
Investment securities sold	2,254,896
Dividends and interest	1,098,987
Fund shares sold	116,913
Other assets	62,614

Total assets	325,833,980

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	445,665
Fund shares redeemed	285,596
Manager (See Note 3)	234,532
Transfer agent (See Note 3)	119,739
NYLIFE Distributors (See Note 3)	42,707
Professional fees	34,717
Shareholder communication	31,833
Custodian	7,140
Trustees	806
Accrued expenses	1,651

Total liabilities	1,204,386

Net assets	$324,629,594

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$259,590
Additional paid-in capital	392,178,366

392,437,956
Undistributed net investment income	299,860
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions (a)	(123,224,272)
Net unrealized appreciation (depreciation) on investments (b)	55,087,699
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	28,351

Net assets	$324,629,594

Investor Class
Net assets applicable to outstanding shares	$36,755,483

Shares of beneficial interest outstanding	2,928,086

Net asset value per share outstanding	$12.55
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.28

Class A
Net assets applicable to outstanding shares	$61,484,582

Shares of beneficial interest outstanding	4,898,395

Net asset value per share outstanding	$12.55
Maximum sales charge (5.50% of offering price)	0.73

Maximum offering price per share outstanding	$13.28

Class B
Net assets applicable to outstanding shares	$14,849,695

Shares of beneficial interest outstanding	1,283,117

Net asset value and offering price per share outstanding	$11.57

Class C
Net assets applicable to outstanding shares	$10,760,340

Shares of beneficial interest outstanding	929,491

Net asset value and offering price per share outstanding	$11.58

Class I
Net assets applicable to outstanding shares	$187,348,832

Shares of beneficial interest outstanding	14,851,385

Net asset value and offering price per share outstanding	$12.61

Class R1
Net assets applicable to outstanding shares	$3,846,410

Shares of beneficial interest outstanding	306,738

Net asset value and offering price per share outstanding	$12.54

Class R2
Net assets applicable to outstanding shares	$8,373,477

Shares of beneficial interest outstanding	665,328

Net asset value and offering price per share outstanding	$12.59

Class R3
Net assets applicable to outstanding shares	$1,210,775

Shares of beneficial interest outstanding	96,411

Net asset value and offering price per share outstanding	$12.56

(a)	Realized gain (loss) on security transactions net of foreign capital gains tax of $153,708.

(b)	Unrealized appreciation (depreciation) on investments net of foreign capital gains tax of $445,665.

14	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$2,507,769
Interest (b)	34

Total income	2,507,803

Expenses
Manager (See Note 3)	1,427,709
Transfer agent (See Note 3)	337,792
Distribution/Service—Investor Class (See Note 3)	43,857
Distribution/Service—Class A (See Note 3)	74,795
Distribution/Service—Class B (See Note 3)	76,458
Distribution/Service—Class C (See Note 3)	54,408
Distribution/Service—Class R2 (See Note 3)	10,456
Distribution/Service—Class R3 (See Note 3)	3,084
Registration	47,487
Shareholder communication	38,626
Custodian	36,039
Professional fees	34,260
Shareholder service (See Note 3)	7,035
Trustees	3,705
Miscellaneous	12,137

Total expenses	2,207,848

Net investment income (loss)	299,955

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (c)	4,898,052
Futures transactions	81,842
Foreign currency transactions	(173,730)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	4,806,164

Net change in unrealized appreciation (depreciation) on:
Investments (d)	20,355,854
Translation of other assets and liabilities in foreign currencies	(72,036)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	20,283,818

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	25,089,982

Net increase (decrease) in net assets resulting from operations	$25,389,937

(a)	Dividends recorded net of foreign withholding taxes in the amount of $252,205.

(b)	Interest recorded net of foreign withholding taxes in the amount of $95.

(c)	Realized gain (loss) on security transactions net of foreign capital gains tax of $153,708.

(d)	Change in unrealized appreciation (depreciation) on investments net of foreign capital gains tax of $445,665.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$299,955	$2,783,960
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	4,806,164	(8,735,093)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	20,283,818	37,442,478

Net increase (decrease) in net assets resulting from operations	25,389,937	31,491,345

Dividends to shareholders:
From net investment income:
Investor Class	(176,466)	(893,973)
Class A	(498,408)	(1,933,319)
Class B	—	(379,000)
Class C	—	(232,501)
Class I	(1,910,002)	(5,180,205)
Class R1	(43,128)	(142,357)
Class R2	(57,790)	(330,290)
Class R3	(3,212)	(39,158)

Total dividends to shareholders	(2,689,006)	(9,130,803)

Capital share transactions:
Net proceeds from sale of shares	25,139,808	71,221,509
Net asset value of shares issued to shareholders in reinvestment of dividends	2,623,459	8,641,477
Cost of shares redeemed	(43,422,688)	(128,600,287)

Increase (decrease) in net assets derived from capital share transactions	(15,659,421)	(48,737,301)

Net increase (decrease) in net assets	7,041,510	(26,376,759)

Net Assets
Beginning of period	317,588,084	343,964,843

End of period	$324,629,594	$317,588,084

Undistributed net investment income at end of period	$299,860	$2,688,911

16	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,					February 28, 2008** through October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$11.66		$10.81	$12.66	$12.24		$10.96	$14.70

Net investment income (loss) (a)	(0.01)		0.06	0.21	0.22	(b)	0.23	0.36
Net realized and unrealized gain (loss) on investments	0.97		1.07	(1.62)	0.44		1.73	(4.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.09)	0.08		0.18	0.21

Total from investment operations	0.95		1.13	(1.50)	0.74		2.14	(3.74)

Less dividends:
From net investment income	(0.06)		(0.28)	(0.35)	(0.32)		(0.86)	—

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡	0.00	‡

Net asset value at end of period	$12.55		$11.66	$10.81	$12.66		$12.24	$10.96

Total investment return (d)	8.18	% (e)	10.81%	(12.19%)	6.11%		21.20%	(25.44	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.15	%)††	0.54%	1.77%	1.82	%(b)	2.19%	3.91	% ††
Net expenses	1.74	% ††	1.77%	1.71%	1.75%		1.71%	1.70	% ††
Expenses (before waiver/reimbursement)	1.74	% ††	1.77%	1.71%	1.75%		1.86%	1.73	% ††
Portfolio turnover rate	15%		43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$36,755		$34,822	$34,895	$39,843		$39,969	$35,429

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$11.68		$10.82	$12.66	$12.24		$10.97	$18.09

Net investment income (loss) (a)	0.01		0.10	0.26	0.25	(b)	0.26	0.41
Net realized and unrealized gain (loss) on investments	0.97		1.07	(1.63)	0.44		1.73	(6.10)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.09)	0.08		0.18	0.30

Total from investment operations	0.97		1.17	(1.46)	0.77		2.17	(5.39)

Less dividends and distributions:
From net investment income	(0.10)		(0.31)	(0.38)	(0.35)		(0.90)	(0.05)
From net realized gain on investments	—		—	—	—		—	(1.68)

Total dividends and distributions	(0.10)		(0.31)	(0.38)	(0.35)		(0.90)	(1.73)

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$12.55		$11.68	$10.82	$12.66		$12.24	$10.97

Total investment return (d)	8.35	%(e)	11.27%	(11.96%)	6.31%		21.57%	(32.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.17	%††	0.87%	2.11%	2.11	%(b)	2.40%	2.79%
Net expenses	1.42	%††	1.43%	1.46%	1.44%		1.39%	1.47%
Expenses (before waiver/reimbursement)	1.42	%††	1.43%	1.46%	1.44%		1.42%	1.47%
Portfolio turnover rate	15%		43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$61,485		$60,303	$72,699	$104,169		$117,023	$63,470

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

18	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$10.73		$9.95	$11.67	$11.33		$10.17	$16.99

Net investment income (loss) (a)	(0.05)		(0.02)	0.11	0.12	(b)	0.14	0.28
Net realized and unrealized gain (loss) on investments	0.90		0.99	(1.49)	0.39		1.61	(5.70)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.08)	0.07		0.16	0.28

Total from investment operations	0.84		0.97	(1.46)	0.58		1.91	(5.14)

Less dividends and distributions:
From net investment income	—		(0.19)	(0.26)	(0.24)		(0.75)	—
From net realized gain on investments	—		—	—	—		—	(1.68)

Total dividends and distributions	—		(0.19)	(0.26)	(0.24)		(0.75)	(1.68)

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$11.57		$10.73	$9.95	$11.67		$11.33	$10.17

Total investment return (d)	7.83	% (e)(f)	10.05%	(12.81%)	5.17%		20.31%	(33.36%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.96	%)††	(0.22%)	1.02%	1.04	%(b)	1.41%	2.10%
Net expenses	2.49	% ††	2.52%	2.46%	2.50%		2.46%	2.40%
Expenses (before waiver/reimbursement)	2.49	% ††	2.52%	2.46%	2.50%		2.62%	2.42%
Portfolio turnover rate	15%		43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$14,850		$16,186	$20,509	$31,314		$36,397	$37,098

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.
(f)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$10.74		$9.96	$11.68	$11.32		$10.17	$16.98

Net investment income (loss) (a)	(0.05)		(0.02)	0.12	0.12	(b)	0.13	0.29
Net realized and unrealized gain (loss) on investments	0.90		0.99	(1.50)	0.41		1.61	(5.69)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.08)	0.07		0.16	0.27

Total from investment operations	0.84		0.97	(1.46)	0.60		1.90	(5.13)

Less dividends and distributions:
From net investment income	—		(0.19)	(0.26)	(0.24)		(0.75)	—
From net realized gain on investments	—		—	—	—		—	(1.68)

Total dividends and distributions	—		(0.19)	(0.26)	(0.24)		(0.75)	(1.68)

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$11.58		$10.74	$9.96	$11.68		$11.32	$10.17

Total investment return (d)	7.82	% (e)	10.05%	(12.88%)	5.23%		20.32%	(33.32%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.91	%)††	(0.21%)	1.07%	1.09	%(b)	1.34%	2.12%
Net expenses	2.49	% ††	2.52%	2.46%	2.50%		2.46%	2.39%
Expenses (before waiver/reimbursement)	2.49	% ††	2.52%	2.46%	2.50%		2.60%	2.41%
Portfolio turnover rate	15%		43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$10,760		$11,111	$12,960	$19,242		$19,079	$10,976

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

20	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$11.75		$10.89	$12.75	$12.33		$11.05	$18.23

Net investment income (loss) (a)	0.03		0.13	0.26	0.29	(b)	0.29	0.50
Net realized and unrealized gain (loss) on investments	0.97		1.07	(1.62)	0.43		1.75	(6.16)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.09)	0.08		0.18	0.30

Total from investment operations	0.99		1.20	(1.45)	0.80		2.22	(5.36)

Less dividends and distributions:
From net investment income	(0.13)		(0.34)	(0.41)	(0.38)		(0.94)	(0.14)
From net realized gain on investments	—		—	—	—		—	(1.68)

Total dividends and distributions	(0.13)		(0.34)	(0.41)	(0.38)		(0.94)	(1.82)

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$12.61		$11.75	$10.89	$12.75		$12.33	$11.05

Total investment return (d)	8.50	%(e)	11.45%	(11.73%)	6.61%		22.01%	(32.44%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.44	%††	1.15%	2.16%	2.40	%(b)	2.70%	3.48%
Net expenses	1.17	%††	1.18%	1.21%	1.18%		1.08%	1.03%
Expenses (before waiver/reimbursement)	1.17	%††	1.18%	1.21%	1.18%		1.17%	1.05%
Portfolio turnover rate	15%		43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$187,349		$177,726	$184,373	$373,332		$387,245	$371,975

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$11.67		$10.82	$12.67	$12.25		$10.98	$18.13

Net investment income (loss) (a)	0.02		0.11	0.26	0.27	(b)	0.28	0.49
Net realized and unrealized gain (loss) on investments	0.97		1.07	(1.62)	0.44		1.74	(6.13)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.09)	0.08		0.18	0.30

Total from investment operations	0.98		1.18	(1.45)	0.79		2.20	(5.34)

Less dividends and distributions:
From net investment income	(0.11)		(0.33)	(0.40)	(0.37)		(0.93)	(0.13)
From net realized gain on investments	—		—	—	—		—	(1.68)

Total dividends and distributions	(0.11)		(0.33)	(0.40)	(0.37)		(0.93)	(1.81)

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$12.54		$11.67	$10.82	$12.67		$12.25	$10.98

Total investment return (d)	8.50	%(e)	11.41%	(11.89%)	6.58%		21.89%	(32.53%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30	%††	1.04%	2.12%	2.30	%(b)	2.58%	3.40%
Net expenses	1.27	%††	1.28%	1.31%	1.29%		1.19%	1.13%
Expenses (before reimbursement/waiver)	1.27	%††	1.28%	1.31%	1.29%		1.27%	1.15%
Portfolio turnover rate	15%		43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$3,846		$4,677	$4,760	$6,225		$5,348	$2,755

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

22	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$11.70		$10.84	$12.69	$12.27		$10.99	$18.14

Net investment income (loss) (a)	0.00	‡	0.09	0.24	0.25	(b)	0.16	0.46
Net realized and unrealized gain (loss) on investments	0.98		1.06	(1.63)	0.43		1.82	(6.14)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.09)	0.08		0.19	0.30

Total from investment operations	0.97		1.15	(1.48)	0.76		2.17	(5.38)

Less dividends and distributions:
From net investment income	(0.08)		(0.29)	(0.37)	(0.34)		(0.89)	(0.09)
From net realized gain on investments	—		—	—	—		—	(1.68)

Total dividends and distributions	(0.08)		(0.29)	(0.37)	(0.34)		(0.89)	(1.77)

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$12.59		$11.70	$10.84	$12.69		$12.27	$10.99

Total investment return (d)	8.37	%(e)	11.12%	(12.09%)	6.32%		21.53%	(32.63%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.04	%††	0.82%	2.02%	2.09	%(b)	1.39%	3.24%
Net expenses	1.52	%††	1.53%	1.55%	1.54%		1.50%	1.38%
Expenses (before waiver/reimbursement)	1.52	%††	1.53%	1.55%	1.54%		1.54%	1.40%
Portfolio turnover rate	15%		43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$8,373		$10,545	$12,176	$10,942		$7,826	$274

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009	2008
Net asset value at beginning of period	$11.64		$10.79	$12.64	$12.24		$10.95	$18.10

Net investment income (loss) (a)	(0.02)		0.06	0.24	0.24	(b)	0.26	0.42
Net realized and unrealized gain (loss) on investments	0.98		1.06	(1.65)	0.41		1.72	(6.13)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		0.00 ‡	(0.09)	0.07		0.17	0.30

Total from investment operations	0.95		1.12	(1.50)	0.72		2.15	(5.41)

Less dividends and distributions:
From net investment income	(0.03)		(0.27)	(0.35)	(0.32)		(0.86)	(0.06)
From net realized gain on investments	—		—	—	—		—	(1.68)

Total dividends and distributions	(0.03)		(0.27)	(0.35)	(0.32)		(0.86)	(1.74)

Redemption fee (a)(c)	—		—	—	0.00	‡	0.00 ‡	0.00 ‡

Net asset value at end of period	$12.56		$11.64	$10.79	$12.64		$12.24	$10.95

Total investment return (d)	8.21	% (e)	10.82%	(12.28%)	5.99%		21.31%	(32.86%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.26	%)††	0.56%	1.98%	2.00	%(b)	2.45%	2.93%
Net expenses	1.77	% ††	1.78%	1.80%	1.79%		1.69%	1.63%
Expenses (before waiver/reimbursement)	1.77	% ††	1.78%	1.80%	1.79%		1.77%	1.65%
Portfolio turnover rate	15%		43%	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$1,211		$2,218	$1,592	$737		$322	$37

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(e)	Total investment return is not annualized.

24	MainStay International Equity Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay International Equity Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the

Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local

26	MainStay International Equity Fund

income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights or warrants.

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into futures contracts for hedging purposes and market exposure.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund invests in futures contracts to reduce the Fund’s return volatility. As of April 30, 2013, the Fund did not hold any futures contracts.

(K)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(M)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

28	MainStay International Equity Fund

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives instruments as of April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$194,759	$194,759
Futures Contracts	Net realized gain (loss) on futures transactions	81,842	81,842

Total Realized Gain (Loss)		$276,601	$276,601

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Capital Holdings, New York Life Investments pays for the services of the Subadvisor. Effective January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million and 0.85% in excess of $500 million.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of

$100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.92% for the six-month period ended April 30, 2013, inclusive of the effective fund accounting services rate of 0.02% of the Fund’s average daily net assets. The fund accounting fee was discontinued February 28, 2013.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $1,427,709.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1,

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Class R1	$2,236
Class R2	4,182
Class R3	617

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $5,498 and $3,074, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $2, $169, $10,970 and $207, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$83,028
Class A	45,613
Class B	36,193
Class C	25,751
Class I	136,479
Class R1	3,409
Class R2	6,378
Class R3	941

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class I	$63,363,975	33.8%

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $127,272,881 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$29,857	$—
2017	53,693	—
2019	35,593	—
Unlimited	4,261	3,869
Total	$123,404	$3,869

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$9,130,803

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving

30	MainStay International Equity Fund

credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $47,658 and $64,228, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	95,967	$1,148,950
Shares issued to shareholders in reinvestment of dividends	14,879	175,576
Shares redeemed	(238,331)	(2,846,619)

Net increase (decrease) in shares outstanding before conversion	(127,485)	(1,522,093)
Shares converted into Investor Class (See Note 1)	114,936	1,387,362
Shares converted from Investor Class (See Note 1)	(45,827)	(558,417)

Net increase (decrease)	(58,376)	$(693,148)

Year ended October 31, 2012:
Shares sold	196,224	$2,141,258
Shares issued to shareholders in reinvestment of dividends	86,352	887,712
Shares redeemed	(575,649)	(6,302,435)

Net increase (decrease) in shares outstanding before conversion	(293,073)	(3,273,465)
Shares converted into Investor Class (See Note 1)	228,238	2,472,290
Shares converted from Investor Class (See Note 1)	(176,452)	(1,974,946)

Net increase (decrease)	(241,287)	$(2,776,121)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	420,726	$4,998,310
Shares issued to shareholders in reinvestment of dividends	39,355	463,601
Shares redeemed	(786,868)	(9,398,222)

Net increase (decrease) in shares outstanding before conversion	(326,787)	(3,936,311)
Shares converted into Class A (See Note 1)	76,880	936,084
Shares converted from Class A (See Note 1)	(15,183)	(185,540)

Net increase (decrease)	(265,090)	$(3,185,767)

Year ended October 31, 2012:
Shares sold	690,751	$7,565,303
Shares issued to shareholders in reinvestment of dividends	167,449	1,719,726
Shares redeemed	(2,707,184)	(29,445,459)

Net increase (decrease) in shares outstanding before conversion	(1,848,984)	(20,160,430)
Shares converted into Class A (See Note 1)	301,754	3,320,325
Shares converted from Class A (See Note 1)	(10,161)	(118,949)

Net increase (decrease)	(1,557,391)	$(16,959,054)

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	69,120	$766,370
Shares redeemed	(152,134)	(1,678,643)

Net increase (decrease) in shares outstanding before conversion	(83,014)	(912,273)
Shares converted from Class B (See Note 1)	(141,634)	(1,579,489)

Net increase (decrease)	(224,648)	$(2,491,762)

Year ended October 31, 2012:
Shares sold	145,998	$1,465,620
Shares issued to shareholders in reinvestment of dividends	37,762	359,869
Shares redeemed	(365,412)	(3,685,754)

Net increase (decrease) in shares outstanding before conversion	(181,652)	(1,860,265)
Shares converted from Class B (See Note 1)	(371,315)	(3,698,720)

Net increase (decrease)	(552,967)	$(5,558,985)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	61,394	$680,726
Shares redeemed	(166,625)	(1,849,634)

Net increase (decrease)	(105,231)	$(1,168,908)

Year ended October 31, 2012:
Shares sold	67,205	$672,940
Shares issued to shareholders in reinvestment of dividends	17,749	169,161
Shares redeemed	(351,969)	(3,528,369)

Net increase (decrease)	(267,015)	$(2,686,268)

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	1,361,359	$16,304,528
Shares issued to shareholders in reinvestment of dividends	159,232	1,883,717
Shares redeemed	(1,791,280)	(21,392,049)

Net increase (decrease)	(270,689)	$(3,203,804)

Year ended October 31, 2012:
Shares sold	5,017,234	$55,099,791
Shares issued to shareholders in reinvestment of dividends	488,524	5,036,688
Shares redeemed	(7,310,229)	(78,460,736)

Net increase (decrease)	(1,804,471)	$(18,324,257)

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	18,635	$222,733
Shares issued to shareholders in reinvestment of dividends	3,667	43,128
Shares redeemed	(116,179)	(1,395,012)

Net increase (decrease)	(93,877)	$(1,129,151)

Year ended October 31, 2012:
Shares sold	31,458	$334,344
Shares issued to shareholders in reinvestment of dividends	13,609	139,492
Shares redeemed	(84,394)	(922,049)

Net increase (decrease)	(39,327)	$(448,213)

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	62,949	$755,603
Shares issued to shareholders in reinvestment of dividends	4,587	54,225
Shares redeemed	(303,404)	(3,531,168)

Net increase (decrease)	(235,868)	$(2,721,340)

Year ended October 31, 2012:
Shares sold	249,216	$2,727,325
Shares issued to shareholders in reinvestment of dividends	28,124	289,671
Shares redeemed	(499,811)	(5,462,254)

Net increase (decrease)	(222,471)	$(2,445,258)

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	21,784	$262,588
Shares issued to shareholders in reinvestment of dividends	272	3,212
Shares redeemed	(116,162)	(1,331,341)

Net increase (decrease)	(94,106)	$(1,065,541)

Year ended October 31, 2012:
Shares sold	111,377	$1,214,928
Shares issued to shareholders in reinvestment of dividends	3,813	39,158
Shares redeemed	(72,312)	(793,231)

Net increase (decrease)	42,878	$460,855

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay International Equity Fund

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC, which subsequently changed its name to Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by

New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the

34	MainStay International Equity Fund

fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that, at the request of the Board, New York Life Investments proposed, and the Board accepted, a reduction in the Fund’s contractual management fee schedule.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

36	MainStay International Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30119 MS175-13	MSIE10-06/13 NL010

MainStay Common Stock Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	8.71 15.04%	11.57 18.06%	1.67 2.83%	5.67 6.27%	1.56 1.56%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.00 15.34	12.13 18.65	2.22 3.39	5.95 6.55	1.06 1.06
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	9.69 14.69	12.26 17.26	1.72 2.09	5.49 5.49	2.31 2.31
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	13.60 14.60	16.17 17.17	2.07 2.07	5.48 5.48	2.31 2.31
Class I Shares[4]	No Sales Charge		15.50	18.99	3.66	6.97	0.81
Class R2 Shares[5]	No Sales Charge		15.28	18.53	3.29	6.44	1.16

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Investor Class shares were first offered on February 28, 2008. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares would likely have been different.
4.	Performance figures for Class I shares, first offered on December 28, 2004, include the historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares would likely have been different.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through April 30, 2013, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares would likely have been different. As of April 30, 2013, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
S&P 500® Index[6]	14.42%	16.89%	5.21%	7.88%
Russell 1000® Index[7]	15.05	17.17	5.49	8.32
Average Lipper Large-Cap Core Fund[8]	14.17	15.80	4.21	7.37

6.

“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® Index is the Fund’s secondary benchmark. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,150.40	$8.05	$1,017.30	$7.55

Class A Shares	$1,000.00	$1,153.40	$5.66	$1,019.50	$5.31

Class B Shares	$1,000.00	$1,146.90	$12.03	$1,013.60	$11.28

Class C Shares	$1,000.00	$1,146.00	$12.03	$1,013.60	$11.28

Class I Shares	$1,000.00	$1,155.00	$4.33	$1,020.80	$4.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.51% for Investor Class, 1.06% for Class A, 2.26% for Class B and Class C and 0.81% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. See page 5 for more information on Class R2 shares.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	8.6%
Pharmaceuticals	7.5
Insurance	5.5
Specialty Retail	5.4
Food & Staples Retailing	5.1
Software	5.1
Diversified Financial Services	4.2
Media	4.2
Computers & Peripherals	4.1
Diversified Telecommunication Services	3.8
Biotechnology	3.6
IT Services	3.6
Health Care Providers & Services	3.3
Beverages	3.2
Household Products	3.1
Internet Software & Services	2.3
Aerospace & Defense	1.7
Capital Markets	1.7
Commercial Services & Supplies	1.7
Communications Equipment	1.6
Food Products	1.6
Semiconductors & Semiconductor Equipment	1.4
Exchange Traded Fund	1.3
Hotels, Restaurants & Leisure	1.3
Industrial Conglomerates	1.2
Internet & Catalog Retail	1.2

Commercial Banks	1.0%
Energy Equipment & Services	1.0
Chemicals	0.8
Road & Rail	0.8
Professional Services	0.7
Textiles, Apparel & Luxury Goods	0.7
Air Freight & Logistics	0.6
Airlines	0.6
Construction & Engineering	0.6
Household Durables	0.6
Real Estate Investment Trusts	0.6
Tobacco	0.6
Auto Components	0.5
Electrical Equipment	0.5
Health Care Equipment & Supplies	0.5
Paper & Forest Products	0.5
Machinery	0.4
Office Electronics	0.4
Electric Utilities	0.3
Independent Power Producers & Energy Traders	0.3
Wireless Telecommunication Services	0.3
Electronic Equipment & Instruments	0.2
Multiline Retail	0.2
Short-Term Investment	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Exxon Mobil Corp.

2.	Microsoft Corp.

3.	Johnson & Johnson

4.	Chevron Corp.

5.	Apple, Inc.
6.	Google, Inc. Class A

7.	International Business Machines Corp.

8.	Procter & Gamble Co. (The)

9.	AT&T, Inc.

10.	Pfizer, Inc.

8	MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by Migene Kim, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Common Stock Fund returned 15.04% for Investor Class shares, 15.34% for Class A shares, 14.69% for Class B shares and 14.60% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund’s Class I shares returned 15.50% and Class R2 shares1 returned 15.28%. All share classes outperformed the 14.17% return of the average Lipper2 large-cap core fund for the same period. All share classes also outperformed the 14.42% return of the S&P 500® Index3 for the six months ended April 30, 2013. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 25, 2013, Madison Square Investors LLC, the Subadvisor to MainStay Common Stock Fund, changed its name to Cornerstone Capital Management Holdings LLC. Effective February 28, 2013, Andrew Ver Planck, Managing Director of Cornerstone Capital Management Holdings LLC, was added as a portfolio manager of the Fund. Also effective February 28, 2013, the Fund changed its investment process. For more information on these changes, please refer to the Prospectus dated February 28, 2013.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s stock-selection model performed well during the reporting period. Valuation factors based on cash flow and on revenue contributed positively to the Fund’s performance relative to the S&P 500® Index. While the Fund’s model was successful in identifying both winner and losers, it was especially effective in predicting stocks that would subsequently outperform the Index. In a Fund where the model’s sell recommendations are constrained because shorting is not allowed, that the model’s high-conviction buy recommendations proved successful was important for the Fund’s relative performance.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were health care, energy and information technology. (Contributions take weightings and total returns into account.) In health care, our model correctly identified several hospital management companies whose share price appreciated. Utilization rates at these companies went up as the economy and legislative environment improved. The model also identified several biotechnology companies that announced successful clinical trials and expanding pipelines. Within the energy sector, the Fund benefited from tilting toward refiners, which are less sensitive to falling oil and gas prices. The Fund also made some successful stock picks in the information technology sector, where turnaround stocks such as those of IT services company Computer Sciences and hard drive manufacturer Western Digital were rewarded.

The weakest sector contributions to the Fund’s relative performance came from consumer discretionary, financials and industrials. Unfavorable stock selection in the consumer discretionary sector, such as media company Cablevision and auto components company Goodyear Tire & Rubber, negatively affected performance. The Fund held overweight positions in the stock of both companies. The Fund had an underweight position relative to the S&P 500® Index in financials, which detracted from performance. Weak stock selection within industrials also hurt relative performance. An example was the Fund’s overweight position in commercial services & supplies company Pitney Bowes.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest positive contributions to the Fund’s absolute performance included renewable energy company First Solar, biotechnology company Gilead Sciences and Internet search provider Google. The Fund held overweight positions in all three stocks. First Solar issued guidance that was better than expected in April 2013 and announced that it will acquire a start-up company TetraSun, which makes high efficiency solar cells. Gilead Sciences extended its impressive rally that began last year, helped by overwhelmingly positive results for the company’s experimental hepatitis C drug. Google, whose share price plummeted in October 2012 after a premature announcement of disappointing earnings, has steadily recovered. In April 2013, the company provided strong profit figures that beat analysts’ estimates.

The individual stocks that detracted the most from absolute performance included computers & peripherals company Apple, biotechnology company Vertex Pharmaceuticals and Internet content provider Akamai Technologies. Since peaking in

1.	See footnote on page 5 for more information on Class R2 shares.
2.	See footnote on page 6 for more information on Lipper Inc.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com	9

September 2012, Apple’s share price has been under pressure amid growth concerns at its current margin levels. The Fund initially held Apple at an overweight position but started to trim its exposure in December 2012. Our view on the company turned negative in January 2013. Apple’s negative contribution is attributable to the Fund’s overweighting in 2012, as well as the stock’s considerable weight in the benchmark. The Fund’s stock selection model initially liked Vertex Pharmaceuticals because of its momentum and sentiment factors. After the company provided disappointing earnings and faced subsequent downgrades in November 2012, the Fund sold out of the entire position. The Fund, on average, held an overweight position in Akamai Technologies, which appreciated more than 15% during the reporting period. However, the timing of our purchases and sales of the stock detracted from the Fund’s performance.

Did the Fund make any significant purchases or sales during the reporting period?

Our largest weighting increase during the reporting period was in the Fund’s position in household product manufacturer Procter & Gamble. The model was initially negative on the stock on the basis of valuation and quality. Nevertheless, the Fund moved to an overweight position by the end of the reporting period, driven primarily by strong momentum scores. We also increased the Fund’s position in aerospace & defense company Boeing. The model liked Boeing because it was reasonably priced in relation to its cash flow and revenues. In addition, its momentum scores were improving.

We began trimming the Fund’s position in pharmaceutical company Merck in November 2012. The move was based on mediocre valuation scores and poor readings in credit quality and sentiment. As the stock’s momentum scores also began to deteriorate, the Fund continued to reduce its position, establishing an underweight by the end of the reporting period. Elsewhere, the Fund sold out of oil & gas explorer Conoco Phillips. The Fund held a significantly overweight position until February 2013, and all the shares were sold between March and April. The sale was prompted by poor momentum scores and declining valuation readings.

How did the Fund’s sector weightings change during the reporting period?

The Fund saw its largest sector-weighting increases (on both an absolute and a relative basis) in the consumer staples, industrials and health care sectors. During the reporting period, the Fund’s most substantial weighting decreases relative to the S&P 500® Index were in the telecommunication services and information technology sectors.

How was the Fund positioned at the end of April 2013?

As of April 30, 2013, the Fund’s most substantially overweight sector positions relative to the S&P 500® Index were in consumer staples, consumer discretionary and health care. As of the same date, the Fund held underweight positions relative to the Index in the utilities, financials and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Common Stock Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 98.7%†
Aerospace & Defense 1.7%
Boeing Co. (The)	13,261	$1,212,188
United Technologies Corp.	9,000	821,610

		2,033,798

Air Freight & Logistics 0.6%
United Parcel Service, Inc. Class B	7,681	659,337

Airlines 0.6%
Southwest Airlines Co.	53,667	735,238

Auto Components 0.5%
Delphi Automotive PLC	13,268	613,114

Beverages 3.2%
Coca-Cola Co. (The)	45,711	1,934,947
PepsiCo., Inc.	22,033	1,817,061

		3,752,008

Biotechnology 3.6%
Amgen, Inc.	13,561	1,413,192
Biogen Idec, Inc. (a)	646	141,429
Celgene Corp. (a)	7,387	872,183
Gilead Sciences, Inc. (a)	27,529	1,394,069
United Therapeutics Corp. (a)	6,471	432,133

		4,253,006

Capital Markets 1.7%
Bank of New York Mellon Corp.	19,405	547,609
Charles Schwab Corp. (The)	12,773	216,630
State Street Corp.	14,143	826,941
Waddell & Reed Financial, Inc. Class A	9,846	422,098

		2,013,278

Chemicals 0.8%
LyondellBasell Industries, N.V. Class A	15,277	927,314
PPG Industries, Inc.	504	74,158

		1,001,472

Commercial Banks 1.0%
Fifth Third Bancorp	27,221	463,574
Wells Fargo & Co.	20,093	763,132

		1,226,706

Commercial Services & Supplies 1.7%
ADT Corp. (The) (a)	11,787	514,385
Avery Dennison Corp.	18,531	768,110
Pitney Bowes, Inc.	51,690	706,602

		1,989,097

	Shares	Value

Communications Equipment 1.6%
Cisco Systems, Inc.	73,888	$1,545,737
Harris Corp.	3,788	175,006
QUALCOMM, Inc.	2,702	166,497

		1,887,240

Computers & Peripherals 4.1%
♦Apple, Inc.	6,034	2,671,554
Hewlett-Packard Co.	18,144	373,766
Seagate Technology PLC	23,617	866,744
Western Digital Corp.	16,555	915,160

		4,827,224

Construction & Engineering 0.6%
AECOM Technology Corp. (a)	25,443	739,628

Diversified Financial Services 4.2%
Bank of America Corp.	86,159	1,060,617
Citigroup, Inc.	8,464	394,930
JPMorgan Chase & Co.	46,657	2,286,660
Leucadia National Corp.	28,902	892,783
Moody’s Corp.	19	1,156
NASDAQ OMX Group, Inc. (The)	11,734	345,918

		4,982,064

Diversified Telecommunication Services 3.8%
♦AT&T, Inc.	64,385	2,411,862
Verizon Communications, Inc.	38,372	2,068,635

		4,480,497

Electric Utilities 0.3%
American Electric Power Co., Inc.	2,011	103,426
Edison International	788	42,394
Southern Co.	3,313	159,786

		305,606

Electrical Equipment 0.5%
Rockwell Automation, Inc.	7,205	610,840

Electronic Equipment & Instruments 0.2%
Avnet, Inc. (a)	7,770	254,468

Energy Equipment & Services 1.0%
Ensco PLC Class A	7,617	439,349
Patterson-UTI Energy, Inc.	32,506	685,551
Schlumberger, Ltd.	942	70,113

		1,195,013

Food & Staples Retailing 5.1%
Costco Wholesale Corp.	905	98,129
CVS Caremark Corp.	23,622	1,374,328
Kroger Co. (The)	26,990	927,916

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Food & Staples Retailing (continued)
Safeway, Inc.	30,891	$695,665
Wal-Mart Stores, Inc.	23,663	1,839,089
Walgreen Co.	22,134	1,095,854

		6,030,981

Food Products 1.6%
Dean Foods Co. (a)	12,813	245,241
General Mills, Inc.	3,994	201,377
Green Mountain Coffee Roasters, Inc. (a)	4,441	254,913
Ingredion, Inc.	198	14,258
Kraft Foods Group, Inc.	7,276	374,641
Tyson Foods, Inc. Class A	33,066	814,416

		1,904,846

Health Care Equipment & Supplies 0.5%
Abbott Laboratories	219	8,085
Boston Scientific Corp. (a)	79,226	593,403

		601,488

Health Care Providers & Services 3.3%
Cigna Corp.	2,251	148,949
Community Health Systems, Inc.	18,132	826,275
Express Scripts Holding Co. (a)	14,014	832,011
Health Management Associates, Inc. Class A (a)	58,736	674,877
Humana, Inc.	9,276	687,444
Tenet Healthcare Corp. (a)	8,568	388,645
UnitedHealth Group, Inc.	746	44,708
WellPoint, Inc.	5,035	367,152

		3,970,061

Hotels, Restaurants & Leisure 1.3%
International Game Technology	37,890	642,235
McDonald’s Corp.	2,968	303,152
Wyndham Worldwide Corp.	6,610	397,129
Wynn Resorts, Ltd.	1,851	254,142

		1,596,658

Household Durables 0.6%
PulteGroup, Inc. (a)	32,134	674,493

Household Products 3.1%
Energizer Holdings, Inc.	2,181	210,663
Kimberly-Clark Corp.	10,658	1,099,799
♦Procter & Gamble Co. (The)	31,750	2,437,447

		3,747,909

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The)	25,325	351,004

Industrial Conglomerates 1.2%
3M Co.	1,375	143,976

	Shares	Value

Industrial Conglomerates (continued)
Carlisle Companies, Inc.	2,003	$129,935
General Electric Co.	52,724	1,175,218

		1,449,129

Insurance 5.5%
Aflac, Inc.	14,943	813,497
Allstate Corp. (The)	5,412	266,595
American International Group, Inc. (a)	30,237	1,252,416
Assurant, Inc.	17,052	810,652
Berkshire Hathaway, Inc. Class B (a)	8,794	934,978
Fidelity National Financial, Inc. Class A	18,192	488,455
Genworth Financial, Inc. Class A (a)	30,870	309,626
Hartford Financial Services Group, Inc. (The)	110	3,090
Lincoln National Corp.	8,559	291,092
Protective Life Corp.	8,370	318,562
Travelers Companies, Inc. (The)	12,075	1,031,326

		6,520,289

Internet & Catalog Retail 1.2%
Amazon.com, Inc. (a)	1,696	430,462
Expedia, Inc.	12,299	686,776
Priceline.com, Inc. (a)	397	276,308

		1,393,546

Internet Software & Services 2.3%
eBay, Inc. (a)	666	34,892
♦Google, Inc. Class A (a)	3,117	2,570,185
VeriSign, Inc. (a)	2,775	127,844

		2,732,921

IT Services 3.6%
Accenture PLC Class A	5,390	438,962
Computer Sciences Corp.	17,223	806,897
♦International Business Machines Corp.	12,413	2,514,129
Jack Henry & Associates, Inc.	7,554	350,506
Total System Services, Inc.	6,142	145,074

		4,255,568

Machinery 0.4%
Terex Corp. (a)	10,968	313,685
Trinity Industries, Inc.	4,003	168,966

		482,651

Media 4.2%
AMC Networks, Inc. Class A (a)	10,337	651,334
Cablevision Systems Corp. Class A	27,256	405,024
Cinemark Holdings, Inc.	13,549	418,529
Comcast Corp. Class A	39,268	1,621,768
DIRECTV Class A (a)	11,960	676,458
Gannett Co., Inc.	13,476	271,676
Omnicom Group, Inc.	224	13,389
Time Warner Cable, Inc.	1,453	136,422
Walt Disney Co. (The)	2,269	142,584

12	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Media (continued)
Washington Post Co. (The) Class B	1,529	$677,867

		5,015,051

Multiline Retail 0.2%
Target Corp.	3,951	278,783

Office Electronics 0.4%
Xerox Corp.	48,650	417,417

Oil, Gas & Consumable Fuels 8.6%
♦Chevron Corp.	21,922	2,674,703
♦Exxon Mobil Corp.	45,627	4,060,347
HollyFrontier Corp.	254	12,560
Marathon Petroleum Corp.	11,695	916,420
Phillips 66	15,118	921,442
Tesoro Corp.	14,961	798,917
Valero Energy Corp.	22,486	906,636

		10,291,025

Paper & Forest Products 0.5%
International Paper Co.	12,796	601,156

Pharmaceuticals 7.5%
AbbVie, Inc.	23,049	1,061,407
Bristol-Myers Squibb Co.	32,131	1,276,243
Eli Lilly & Co.	12,595	697,511
Endo Health Solutions, Inc. (a)	11,483	420,737
♦Johnson & Johnson	32,043	2,731,025
Merck & Co., Inc.	8,752	411,344
♦Pfizer, Inc.	79,612	2,314,321

		8,912,588

Professional Services 0.7%
ManpowerGroup, Inc.	13,033	692,834
Robert Half International, Inc.	5,142	168,761

		861,595

Real Estate Investment Trusts 0.6%
American Tower Corp.	1,321	110,951
Corrections Corporation of America	1,480	53,576
Public Storage	3,214	530,310

		694,837

Road & Rail 0.8%
Ryder System, Inc.	65	3,775
Union Pacific Corp.	6,215	919,571

		923,346

Semiconductors & Semiconductor Equipment 1.4%
First Solar, Inc. (a)	23,721	1,104,450
Intel Corp.	24,553	588,044

	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc. (a)	1,300	$12,246

		1,704,740

Software 5.1%
CA, Inc.	19,025	513,104
Electronic Arts, Inc. (a)	2,447	43,092
♦Microsoft Corp.	87,620	2,900,222
Oracle Corp.	51,147	1,676,599
Symantec Corp. (a)	36,588	889,088

		6,022,105

Specialty Retail 5.4%
Abercrombie & Fitch Co. Class A	16,246	805,152
Advance Auto Parts, Inc.	9,059	759,869
American Eagle Outfitters, Inc.	14,109	274,420
Best Buy Co., Inc.	29,049	754,983
GameStop Corp. Class A	27,076	944,952
Gap, Inc. (The)	22,841	867,730
Home Depot, Inc. (The)	14,462	1,060,788
Lowe’s Companies, Inc.	3,028	116,336
O’Reilly Automotive, Inc. (a)	8,298	890,541

		6,474,771

Textiles, Apparel & Luxury Goods 0.7%
Hanesbrands, Inc. (a)	17,785	892,096

Tobacco 0.6%
Philip Morris International, Inc.	8,006	765,294

Wireless Telecommunication Services 0.3%
MetroPCS Communications, Inc. (a)	34,970	414,045

Total Common Stocks (Cost $102,064,316)		117,540,027

Exchange Traded Fund 1.3% (b)
S&P 500 Index—SPDR Trust Series 1	9,236	1,474,804

Total Exchange Traded Fund (Cost $1,440,616)		1,474,804

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Principal Amount	Value
Short-Term Investment 0.0%‡
Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $31,153 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $35,000 and a Market Value of $35,371)	$31,153	$31,153

Total Short-Term Investment (Cost $31,153)		31,153

Total Investments (Cost $103,536,085) (c)	100.0%	119,045,984
Other Assets, Less Liabilities	0.0 ‡	28,081
Net Assets	100.0%	$119,074,065
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of April 30, 2013, cost is $105,190,662 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$16,326,350
Gross unrealized depreciation	(2,471,028)

Net unrealized appreciation	$13,855,322

The following abbreviation is used in the above portfolio:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$117,540,027	$—	$—	$117,540,027
Exchange Traded Fund	1,474,804	—	—	1,474,804
Short-Term Investment
Repurchase Agreement	—	31,153	—	31,153

Total Investments in Securities	$119,014,831	$31,153	$—	$119,045,984

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $103,536,085)	$119,045,984
Cash	70
Receivables:
Fund shares sold	331,306
Dividends and interest	127,795
Investment securities sold	1,138
Other assets	49,852

Total assets	119,556,145

Liabilities
Payables:
Fund shares redeemed	342,524
Manager (See Note 3)	53,255
Transfer agent (See Note 3)	31,659
Professional fees	23,934
NYLIFE Distributors (See Note 3)	13,177
Shareholder communication	11,115
Custodian	4,304
Trustees	265
Accrued expenses	1,847

Total liabilities	482,080

Net assets	$119,074,065

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$81,456
Additional paid-in capital	180,600,725

180,682,181
Undistributed net investment income	595,796
Accumulated net realized gain (loss) on investments	(77,713,811)
Net unrealized appreciation (depreciation) on investments	15,509,899

Net assets	$119,074,065

Investor Class
Net assets applicable to outstanding shares	$16,529,526

Shares of beneficial interest outstanding	1,124,372

Net asset value per share outstanding	$14.70
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price per share outstanding	$15.56

Class A
Net assets applicable to outstanding shares	$14,820,448

Shares of beneficial interest outstanding	1,009,295

Net asset value per share outstanding	$14.68
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price per share outstanding	$15.53

Class B
Net assets applicable to outstanding shares	$6,179,177

Shares of beneficial interest outstanding	454,762

Net asset value and offering price per share outstanding	$13.59

Class C
Net assets applicable to outstanding shares	$2,454,492

Shares of beneficial interest outstanding	180,696

Net asset value and offering price per share outstanding	$13.58

Class I
Net assets applicable to outstanding shares	$79,090,422

Shares of beneficial interest outstanding	5,376,465

Net asset value and offering price per share outstanding	$14.71

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$1,299,930
Interest	7

Total income	1,299,937

Expenses
Manager (See Note 3)	320,724
Transfer agent (See Note 3)	89,477
Distribution/Service—Investor Class (See Note 3)	19,282
Distribution/Service—Class A (See Note 3)	16,345
Distribution/Service—Class B (See Note 3)	29,826
Distribution/Service—Class C (See Note 3)	8,985
Registration	38,807
Professional fees	23,676
Shareholder communication	15,511
Custodian	11,017
Trustees	1,311
Miscellaneous	4,642

Total expenses	579,603

Net investment income (loss)	720,334

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	8,283,237
Net change in unrealized appreciation (depreciation) on investments	7,203,852

Net realized and unrealized gain (loss) on investments	15,487,089

Net increase (decrease) in net assets resulting from operations	$16,207,423

(a)	Dividends recorded net of foreign withholding taxes in the amount of $8,754.

16	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$720,334	$1,478,930
Net realized gain (loss) on investments	8,283,237	10,898,706
Net change in unrealized appreciation (depreciation) on investments	7,203,852	3,860,672

Net increase (decrease) in net assets resulting from operations	16,207,423	16,238,308

Dividends to shareholders:
From net investment income:
Investor Class	(130,443)	(154,586)
Class A	(166,969)	(173,110)
Class B	(10,313)	(25,337)
Class C	(2,696)	(4,598)
Class I	(1,174,581)	(1,961,353)

Total dividends to shareholders	(1,485,002)	(2,318,984)

Capital share transactions:
Net proceeds from sale of shares	15,210,523	48,665,925
Net asset value of shares issued to shareholders in reinvestment of dividends	1,465,253	1,993,945
Cost of shares redeemed	(23,214,554)	(98,399,615)

Increase (decrease) in net assets derived from capital share transactions	(6,538,778)	(47,739,745)

Net increase (decrease) in net assets	8,183,643	(33,820,421)

Net Assets
Beginning of period	110,890,422	144,710,843

End of period	$119,074,065	$110,890,422

Undistributed net investment income at end of period	$595,796	$1,360,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.89		$11.32	$10.77	$9.69	$9.27	$13.17

Net investment income (loss) (a)	0.05		0.09	0.06	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	1.87		1.61	0.53	1.13	0.40	(3.93)

Total from investment operations	1.92		1.70	0.59	1.16	0.47	(3.90)

Less dividends:
From net investment income	(0.11)		(0.13)	(0.04)	(0.08)	(0.05)	—

Net asset value at end of period	$14.70		$12.89	$11.32	$10.77	$9.69	$9.27

Total investment return (b)	15.04	%(c)	15.15%	5.47%	11.99%	5.12%	(29.61	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.81	%††	0.72%	0.56%	0.25%	0.81%	0.41	% ††
Net expenses	1.51	%††	1.56%	1.52%	1.61%	1.46%	1.40	% ††
Expenses (before waiver/reimbursement)	1.51	%††	1.56%	1.52%	1.61%	1.73%	1.58	% ††
Portfolio turnover rate	78%		182%	139%	152%	138%	158%
Net assets at end of period (in 000’s)	$16,530		$15,093	$13,917	$13,661	$12,752	$11,811

*	Unaudited.
**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.90		$11.34	$10.79	$9.70	$9.28	$16.10

Net investment income (loss) (a)	0.08		0.15	0.13	0.09	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.88		1.60	0.53	1.13	0.40	(5.70)

Total from investment operations	1.96		1.75	0.66	1.22	0.52	(5.62)

Less dividends and distributions:
From net investment income	(0.18)		(0.19)	(0.11)	(0.13)	(0.10)	(0.06)
From net realized gain on investments	—		—	—	—	—	(1.14)

Total dividends and distributions	(0.18)		(0.19)	(0.11)	(0.13)	(0.10)	(1.20)

Net asset value at end of period	$14.68		$12.90	$11.34	$10.79	$9.70	$9.28

Total investment return (b)	15.34	%(c)	15.64%	6.10%	12.64%	5.80%	(37.22%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.25	%††	1.22%	1.12%	0.90%	1.38%	0.65%
Net expenses	1.06	%††	1.06%	0.97%	0.96%	0.94%	1.15%
Expenses (before waiver/reimbursement)	1.06	%††	1.06%	0.97%	0.96%	0.98%	1.30%
Portfolio turnover rate	78%		182%	139%	152%	138%	158%
Net assets at end of period (in 000’s)	$14,820		$12,402	$10,662	$12,140	$11,579	$12,530

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

18	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.87		$10.43	$9.96	$8.97	$8.60	$15.07

Net investment income (loss) (a)	0.00	‡	(0.00)‡	(0.02)	(0.05)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	1.74		1.48	0.49	1.05	0.36	(5.29)

Total from investment operations	1.74		1.48	0.47	1.00	0.37	(5.33)

Less dividends and distributions:
From net investment income	(0.02)		(0.04)	(0.00)‡	(0.01)	—	—
From net realized gain on investments	—		—	—	—	—	(1.14)

Total dividends and distributions	(0.02)		(0.04)	(0.00)‡	(0.01)	—	(1.14)

Net asset value at end of period	$13.59		$11.87	$10.43	$9.96	$8.97	$8.60

Total investment return (b)	14.69	%(c)	14.23%	4.75%	11.14%	4.30%	(37.77%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07	%††	(0.02%)	(0.17%)	(0.49%)	0.14%	(0.30%)
Net expenses	2.26	%††	2.31%	2.27%	2.36%	2.20%	2.10%
Expenses (before waiver/reimbursement)	2.26	%††	2.31%	2.27%	2.36%	2.49%	2.27%
Portfolio turnover rate	78%		182%	139%	152%	138%	158%
Net assets at end of period (in 000’s)	$6,179		$5,836	$6,762	$8,466	$10,371	$13,212

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$11.87		$10.43	$9.96	$8.97	$8.59	$15.07

Net investment income (loss) (a)	(0.00	)‡	(0.00)‡	(0.02)	(0.05)	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	1.73		1.48	0.49	1.05	0.37	(5.30)

Total from investment operations	1.73		1.48	0.47	1.00	0.38	(5.34)

Less dividends and distributions:
From net investment income	(0.02)		(0.04)	(0.00)‡	(0.01)	—	—
From net realized gain on investments	—		—	—	—	—	(1.14)

Total dividends and distributions	(0.02)		(0.04)	(0.00)‡	(0.01)	—	(1.14)

Net asset value at end of period	$13.58		$11.87	$10.43	$9.96	$8.97	$8.59

Total investment return (b)	14.60	% (c)	14.23%	4.75%	11.12%	4.42%	(37.84%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01	%)††	(0.02%)	(0.18%)	(0.49%)	0.12%	(0.30%)
Net expenses	2.26	% ††	2.31%	2.27%	2.36%	2.21%	2.10%
Expenses (before waiver/reimbursement)	2.26	% ††	2.31%	2.27%	2.36%	2.49%	2.27%
Portfolio turnover rate	78%		182%	139%	152%	138%	158%
Net assets at end of period (in 000’s)	$2,454		$1,575	$1,221	$1,352	$1,357	$1,611

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$12.94		$11.38	$10.82	$9.72	$9.32	$16.19

Net investment income (loss) (a)	0.10		0.18	0.16	0.12	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.88		1.60	0.53	1.14	0.39	(5.73)

Total from investment operations	1.98		1.78	0.69	1.26	0.54	(5.58)

Less dividends and distributions:
From net investment income	(0.21)		(0.22)	(0.13)	(0.16)	(0.14)	(0.15)
From net realized gain on investments	—		—	—	—	—	(1.14)

Total dividends and distributions	(0.21)		(0.22)	(0.13)	(0.16)	(0.14)	(1.29)

Net asset value at end of period	$14.71		$12.94	$11.38	$10.82	$9.72	$9.32

Total investment return (b)	15.50	%(c)	15.89%	6.43%	13.00%	5.99%	(36.92%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.51	%††	1.48%	1.39%	1.16%	1.69%	1.16%
Net expenses	0.81	%††	0.81%	0.72%	0.71%	0.65%	0.62%
Expenses (before waiver/reimbursement)	0.81	%††	0.81%	0.72%	0.71%	0.73%	0.80%
Portfolio turnover rate	78%		182%	139%	152%	138%	158%
Net assets at end of period (in 000’s)	$79,090		$75,985	$112,148	$230,246	$260,081	$336,529

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

20	MainStay Common Stock Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate only to the MainStay Common Stock Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the six-month period ended April 30, 2013.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation

Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

mainstayinvestments.com	21

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the

Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and

22	MainStay Common Stock Fund

distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment

mainstayinvestments.com	23

Notes to Financial Statements (Unaudited) (continued)

adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cornerstone Capital Holdings, New York Life Investments pays for the services of the Subadvisor. Effective January 25, 2013, Madison Square Investors LLC changed its name to Cornerstone Capital Management Holdings LLC.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.57% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets. The fund accounting fee was discontinued February 28, 2013.

New York Life Investments has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $320,724.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,023 and $2,067, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $110, $4,018 and $461, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$39,893
Class A	4,337
Class B	15,432
Class C	4,625
Class I	25,190

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24	MainStay Common Stock Fund

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $84,342,471 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2017	$84,342	$—
Total	$84,342	$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from: Ordinary Income	$2,318,984

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $88,145 and $95,234, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	54,676	$750,037
Shares issued to shareholders in reinvestment of dividends	9,965	129,649
Shares redeemed	(120,650)	(1,618,390)

Net increase (decrease) in shares outstanding before conversion	(56,009)	(738,704)
Shares converted into Investor Class (See Note 1)	39,487	546,056
Shares converted from Investor Class (See Note 1)	(30,310)	(430,667)

Net increase (decrease)	(46,832)	$(623,315)

Year ended October 31, 2012:
Shares sold	85,370	$1,044,806
Shares issued to shareholders in reinvestment of dividends	13,604	153,721
Shares redeemed	(180,434)	(2,192,388)

Net increase (decrease) in shares outstanding before conversion	(81,460)	(993,861)
Shares converted into Investor Class (See Note 1)	104,206	1,253,282
Shares converted from Investor Class (See Note 1)	(80,491)	(1,000,500)

Net increase (decrease)	(57,745)	$(741,079)

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	105,543	$1,457,246
Shares issued to shareholders in reinvestment of dividends	11,848	153,672
Shares redeemed	(99,624)	(1,344,339)

Net increase (decrease) in shares outstanding before conversion	17,767	266,579
Shares converted into Class A (See Note 1)	35,732	505,348
Shares converted from Class A (See Note 1)	(5,347)	(76,889)

Net increase (decrease)	48,152	$695,038

Year ended October 31, 2012:
Shares sold	102,868	$1,265,546
Shares issued to shareholders in reinvestment of dividends	14,309	161,110
Shares redeemed	(190,780)	(2,337,511)

Net increase (decrease) in shares outstanding before conversion	(73,603)	(910,855)
Shares converted into Class A (See Note 1)	98,947	1,223,586
Shares converted from Class A (See Note 1)	(4,355)	(56,206)

Net increase (decrease)	20,989	$256,525

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	49,331	$623,460
Shares issued to shareholders in reinvestment of dividends	849	10,244
Shares redeemed	(44,369)	(569,563)

Net increase (decrease) in shares outstanding before conversion	5,811	64,141
Shares converted from Class B (See Note 1)	(42,691)	(543,848)

Net increase (decrease)	(36,880)	$(479,707)

Year ended October 31, 2012:
Shares sold	73,944	$824,547
Shares issued to shareholders in reinvestment of dividends	2,395	25,079
Shares redeemed	(105,218)	(1,180,427)

Net increase (decrease) in shares outstanding before conversion	(28,879)	(330,801)
Shares converted from Class B (See Note 1)	(127,785)	(1,420,162)

Net increase (decrease)	(156,664)	$(1,750,963)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	67,001	$870,156
Shares issued to shareholders in reinvestment of dividends	192	2,318
Shares redeemed	(19,184)	(236,754)

Net increase (decrease)	48,009	$635,720

Year ended October 31, 2012:
Shares sold	29,459	$337,801
Shares issued to shareholders in reinvestment of dividends	329	3,443
Shares redeemed	(14,200)	(162,581)

Net increase (decrease)	15,588	$178,663

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	844,585	$11,509,624
Shares issued to shareholders in reinvestment of dividends	90,090	1,169,370
Shares redeemed	(1,429,368)	(19,445,508)

Net increase (decrease)	(494,693)	$(6,766,514)

Year ended October 31, 2012:
Shares sold	3,579,954	$45,193,225
Shares issued to shareholders in reinvestment of dividends	146,459	1,650,592
Shares redeemed	(7,712,875)	(92,526,708)

Net increase (decrease)	(3,986,462)	$(45,682,891)

Note 9–Litigation

The Fund has been named as a defendant and a putative member of the proposed defendant group of shareholders in the case now entitled Kirschner v. FitzSimons, et al. (In re Tribune Company), No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, which was served on the Fund in October 2012, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to recover proceeds received by shareholders through the LBO from a putative defendant class comprised of former Tribune shareholders other than the insiders, major shareholders and certain other defendants. The sole claim and cause of action brought against the Fund either as a named defendant or as a member of the putative defendant class is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Fund as a defendant.

The FitzSimons and Deutsche Bank actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions, including the Deutsche Bank action. Oral arguments on this motion were held on May 23, 2013. The Court has not yet issued a decision on the motion.

26	MainStay Common Stock Fund

On May 17, 2013, the plaintiff in the FitzSimons action requested leave of the Court to file a Fifth Amended Complaint. The Court has not yet ruled on this matter.

These lawsuits do not allege any misconduct on the part of the Fund. The value of the proceeds received by the Fund in connection with the LBO and the Fund’s cost basis in shares of Tribune was as follows:

Fund	Proceeds	Cost Basis
MainStay Common Stock Fund	$751,774	$729,369

At this stage of the proceedings, management is not able to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Fund’s net asset values.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Common Stock Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Madison Square Investors LLC, which subsequently changed its name to Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Cornerstone Holdings. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Cornerstone Holdings on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Fund, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Fund, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Cornerstone Holdings and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers , including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Cornerstone Holdings provides to the Fund. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Fund and managing other portfolios. It examined Cornerstone

28	MainStay Common Stock Fund

Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements, and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Fund. Because Cornerstone Holdings is an affiliate of New York Life

Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs and profits of New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and

mainstayinvestments.com	29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

its affiliates, including Cornerstone Holdings, due to their relationships with the Fund supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that, at the request of the Board, New York Life Investments proposed, and the Board accepted, a reduction in the Fund’s contractual management fee schedule.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

30	MainStay Common Stock Fund

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com	31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30036 MS175-13	MSCS10-06/13 NL021

MainStay Large Cap Growth Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.88 13.10%	1.61 7.53%	3.75 4.93%	8.29 8.90%	1.10 1.10%
Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	6.94 13.17	1.70 7.61	3.90 5.08	8.35 8.96	1.04 1.04
Class B Shares[5]	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	7.61 12.61	1.75 6.75	3.81 4.15	8.09 8.09	1.85 1.85
Class C Shares[5]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	11.63 12.63	5.61 6.61	4.13 4.13	8.07 8.07	1.85 1.85
Class I Shares[5]	No Sales Charge		13.27	7.89	5.37	9.38	0.79
Class R1 Shares[5]	No Sales Charge		13.19	7.74	5.24	9.22	0.89
Class R2 Shares[5]	No Sales Charge		13.00	7.47	4.98	8.96	1.14
Class R3 Shares[6]	No Sales Charge		12.96	7.20	4.74	8.67	1.39

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares would likely have been different.
5.	Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares would likely have been different.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 1000® Growth Index[7]	13.71%	12.60%	6.66%	8.08%
S&P 500® Index[8]	14.42	16.89	5.21	7.88
Average Lipper Large-Cap Growth Fund[9]	12.45	9.28	4.32	7.06

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

8.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.

The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,131.00	$5.76	$1,019.40	$5.46

Class A Shares	$1,000.00	$1,131.70	$5.39	$1,019.70	$5.11

Class B Shares	$1,000.00	$1,126.10	$9.70	$1,015.70	$9.20

Class C Shares	$1,000.00	$1,126.30	$9.70	$1,015.70	$9.20

Class I Shares	$1,000.00	$1,132.70	$4.07	$1,021.00	$3.86

Class R1 Shares	$1,000.00	$1,131.90	$4.60	$1,020.50	$4.36

Class R2 Shares	$1,000.00	$1,130.00	$5.91	$1,019.20	$5.61

Class R3 Shares	$1,000.00	$1,129.60	$7.23	$1,018.00	$6.85

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.09% for Investor Class, 1.02% for Class A, 1.84% for Class B and Class C, 0.77% for Class I, 0.87% for Class R1, 1.12% for Class R2 and 1.37% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Biotechnology	9.4%
Internet Software & Services	8.2
IT Services	6.5
Internet & Catalog Retail	5.4
Specialty Retail	4.8
Chemicals	4.6
Media	4.5
Road & Rail	4.1
Computers & Peripherals	4.0
Pharmaceuticals	3.9
Aerospace & Defense	3.3
Hotels, Restaurants & Leisure	3.2
Industrial Conglomerates	3.0
Food & Staples Retailing	2.8
Health Care Providers & Services	2.8
Capital Markets	2.7
Oil, Gas & Consumable Fuels	2.0
Textiles, Apparel & Luxury Goods	2.0
Health Care Equipment & Supplies	1.9

Software	1.9%
Communications Equipment	1.8
Multiline Retail	1.6
Real Estate Investment Trusts	1.5
Wireless Telecommunication Services	1.4
Auto Components	1.2
Trading Companies & Distributors	1.2
Health Care Technology	1.1
Air Freight & Logistics	1.0
Commercial Banks	1.0
Energy Equipment & Services	1.0
Personal Products	1.0
Semiconductors & Semiconductor Equipment	1.0
Household Durables	0.9
Airlines	0.8
Short-Term Investment	1.6
Other Assets, Less Liabilities	0.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Union Pacific Corp.

2.	Apple, Inc.

3.	Google, Inc. Class A

4.	Visa, Inc. Class A

5.	Monsanto Co.
6.	Danaher Corp.

7.	Amazon.com, Inc.

8.	Priceline.com, Inc.

9.	Biogen Idec, Inc.

10.	Celgene Corp.

8	MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, R. Bart Wear, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 13.10% for Investor Class shares, 13.17% for Class A shares, 12.61% for Class B shares and 12.63% for Class C shares for the six months ended April 30, 2013. Over the same period, the Fund returned 13.27% for Class I shares, 13.19% for Class R1 shares, 13.00% for Class R2 shares and 12.96% for Class R3 shares. All share classes outperformed the 12.45% return of the average Lipper1 large-cap growth fund for the same period. All share classes underperformed the 13.71% return of the Russell 1000® Growth Index2 for the six months ended April 30, 2013. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective March 31, 2013, Patrick M. Burton, CFA, was added as a portfolio manager. Please see the Prospectus Supplement dated March 12, 2013, for more information.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s relative performance was primarily driven by stock selection, which was a negative or relatively neutral contributor in six sectors and a positive contributor in four sectors. (Contributions take weightings and total returns into account.) Sector allocation detracted in five sectors. A long-time underweight in consumer staples contributed positively in the beginning of the reporting period. The second half, however, saw strong market performance among defensive stocks, making the underweight in consumer staples a detractor during the second half of the reporting period.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

An overweight position and strong stock selection in the health care sector contributed positively to the Fund’s performance relative to the Russell 1000® Growth Index during the reporting period. Effective stock selection in the materials and energy sectors also contributed positively. Stock selection in the consumer discretionary sector detracted, offsetting a positive contribution made by an overweight position in the sector. An underweight position and stock selection in telecommunication services also detracted. Fund performance relative to the Russell 1000® Growth Index was affected by strong market performance in defensive stocks during the second half of the reporting period. This was particularly true in the consumer staples sector, where the Fund’s underweight position detracted, more than offsetting the positive contribution made by effective stock selection within the sector.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

The strongest positive contributor to absolute performance during the reporting period was biotechnology company Biogen, which gained strongly after solidly beating earnings expectations and the Food and Drug Administration’s (“FDA”) approval of Tecfidera, a key new drug for multiple sclerosis. Celgene, a biopharmaceutical company, also contributed positively, largely as a result of FDA approval of the company’s new multiple myeloma drug. Payments technology company Visa was also a positive contributor, with a strong showing in its international credit and debit card business.

Personal computing company Apple was the most substantial detractor from the Fund’s absolute performance. The Fund maintained an underweight position in the underperforming security and trimmed the position in February 2013, as new data showed that iPhone sales and production were slowing. We later added to the Fund’s position in Apple when additional research confirmed that iPhone production cutbacks had bottomed, production was expected to increase, sales were expected to meet expectations and there was a potential for new items. Pharmacy benefit management company Express Scripts was also a weak contributor, and we trimmed the Fund’s position in the stock. Chinese Internet service provider Baidu was another weak contributor, prompting us to sell the position when the outlook called for increased expenditures and earnings estimate reductions for 2013 and 2014.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a Fund position in worldwide entertainment company Walt Disney because of improved content monetization and a new film cycle. The Fund purchased airline company Delta on the basis of the airline industry’s increased competitiveness as a result of industry consolidation and more disciplined management teams. We also established a Fund position in pharmaceutical maker GlaxoSmithKline because the company has passed a potential patent cliff (the time when a drug patent is expected to expire, allowing for generic competition). In our opinion, this milestone should allow for growth acceleration.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 1000® Growth Index.

mainstayinvestments.com	9

We sold the Fund’s position in content and analytics provider McGraw-Hill, as the company faced rising regulatory risk because of a Department of Justice lawsuit. We also sold the Fund’s position in oil and natural gas companies Concho Resources and Williams Companies on the basis of our valuation analysis and the risk of oil price declines.

How did the Fund’s sector weightings change during the reporting period?

We increased the Fund’s already overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary and health care sectors. We decreased the Fund’s weighting in the energy sector, moving from a moderate overweight to a moderate underweight position relative to the Russell 1000®

Growth Index. We reduced the Fund’s position in the information technology sector, which was already underweight relative to the Russell 1000® Growth Index when the reporting period began.

How was the Fund positioned at the end of April 2013?

As of April 30, 2013, the Fund held overweight positions relative to the Russell 1000® Growth Index in the consumer discretionary and health care sectors. The Fund maintained its long-standing significant underweight relative to the Russell 1000® Growth Index in the consumer staples sector. As of April 30, 2013, the Fund also held an underweight position relative to the Russell 1000® Growth Index in the information technology sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Large Cap Growth Fund

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 97.5%†
Aerospace & Defense 3.3%
Precision Castparts Corp.	1,505,300	$287,948,837
United Technologies Corp.	3,206,600	292,730,514

		580,679,351

Air Freight & Logistics 1.0%
FedEx Corp.	1,809,500	170,111,095

Airlines 0.8%
Delta Air Lines, Inc. (a)	8,486,900	145,465,466

Auto Components 1.2%
BorgWarner, Inc. (a)	2,709,700	211,817,249

Biotechnology 9.4%
Alexion Pharmaceuticals, Inc. (a)	1,834,000	179,732,000
Amgen, Inc.	2,742,600	285,806,346
♦Biogen Idec, Inc. (a)	2,113,800	462,774,234
♦Celgene Corp. (a)	3,295,100	389,052,457
Gilead Sciences, Inc. (a)	7,042,500	356,632,200

		1,673,997,237

Capital Markets 2.7%
BlackRock, Inc.	732,100	195,104,650
Franklin Resources, Inc.	1,907,400	294,998,484

		490,103,134

Chemicals 4.6%
Ecolab, Inc.	3,165,400	267,856,148
♦Monsanto Co.	5,103,422	545,147,538

		813,003,686

Commercial Banks 1.0%
Wells Fargo & Co.	4,830,600	183,466,188

Communications Equipment 1.8%
QUALCOMM, Inc.	5,134,700	316,400,214

Computers & Peripherals 4.0%
♦Apple, Inc.	1,631,315	722,264,716

Energy Equipment & Services 1.0%
FMC Technologies, Inc. (a)	3,196,300	173,559,090

Food & Staples Retailing 2.8%
Costco Wholesale Corp.	1,618,800	175,526,484
CVS Caremark Corp.	4,299,500	250,144,910
Whole Foods Market, Inc.	923,600	81,572,352

		507,243,746

	Shares	Value

Health Care Equipment & Supplies 1.9%
Abbott Laboratories	4,741,300	$175,048,796
Intuitive Surgical, Inc. (a)	350,900	172,744,561

		347,793,357

Health Care Providers & Services 2.8%
Express Scripts Holding Co. (a)	3,784,000	224,656,080
UnitedHealth Group, Inc.	4,577,900	274,353,547

		499,009,627

Health Care Technology 1.1%
Cerner Corp. (a)	2,043,400	197,739,818

Hotels, Restaurants & Leisure 3.2%
Las Vegas Sands Corp.	3,186,000	179,212,500
Starbucks Corp.	4,577,900	278,519,436
Yum! Brands, Inc.	1,650,600	112,438,872

		570,170,808

Household Durables 0.9%
Lennar Corp. Class A	3,943,400	162,546,948

Industrial Conglomerates 3.0%
♦Danaher Corp.	8,784,700	535,339,618

Internet & Catalog Retail 5.4%
♦Amazon.com, Inc. (a)	1,908,300	484,345,623
♦Priceline.com, Inc. (a)	682,110	474,741,739

		959,087,362

Internet Software & Services 8.2%
eBay, Inc. (a)	6,004,300	314,565,277
Equinix, Inc. (a)	566,955	121,385,066
Facebook, Inc. Class A (a)	9,884,300	274,388,168
♦Google, Inc. Class A (a)	843,395	695,438,215
LinkedIn Corp. Class A (a)	276,300	53,074,467

		1,458,851,193

IT Services 6.5%
International Business Machines Corp.	1,363,050	276,072,147
MasterCard, Inc. Class A	434,130	240,043,501
♦Visa, Inc. Class A	3,763,500	633,999,210

		1,150,114,858

Media 4.5%
CBS Corp. Class B	4,588,200	210,047,796
News Corp. Class A	6,861,300	212,494,461
Sirius XM Radio, Inc.	65,046,800	211,402,100
Walt Disney Co. (The)	2,813,500	176,800,340

		810,744,697

Multiline Retail 1.6%
Dollar General Corp. (a)	5,342,600	278,296,034

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
Oil, Gas & Consumable Fuels 2.0%
Cabot Oil & Gas Corp.	2,474,500	$168,389,725
Range Resources Corp.	438,550	32,242,196
Valero Energy Corp.	3,777,800	152,320,896

		352,952,817

Personal Products 1.0%
Estee Lauder Cos., Inc. (The) Class A	2,533,100	175,670,485

Pharmaceuticals 3.9%
Allergan, Inc.	1,495,000	169,757,250
GlaxoSmithKline PLC, Sponsored ADR	3,721,700	192,188,588
Sanofi, Sponsored ADR	3,488,900	186,132,815
Zoetis, Inc.	4,604,700	152,047,194

		700,125,847

Real Estate Investment Trusts 1.5%
American Tower Corp.	3,113,800	261,528,062

Road & Rail 4.1%
♦Union Pacific Corp.	4,969,800	735,331,608

Semiconductors & Semiconductor Equipment 1.0%
NXP Semiconductors N.V. (a)	6,784,500	186,912,975

Software 1.9%
Salesforce.com, Inc. (a)	8,454,900	347,580,939

Specialty Retail 4.8%
Best Buy Co., Inc.	6,926,700	180,024,933
Home Depot, Inc. (The)	3,763,500	276,052,725
Ross Stores, Inc.	2,948,900	194,833,823
Ulta Salon Cosmetics & Fragrance, Inc. (a)	2,247,800	197,019,670

		847,931,151

Textiles, Apparel & Luxury Goods 2.0%
Lululemon Athletica, Inc. (a)	1,423,000	108,332,990
Ralph Lauren Corp.	1,391,900	252,741,202

		361,074,192

Trading Companies & Distributors 1.2%
W.W. Grainger, Inc.	845,500	208,390,385

Wireless Telecommunication Services 1.4%
SBA Communications Corp. Class A (a)	3,165,400	250,034,946

Total Common Stocks (Cost $12,966,777,566)		17,385,338,899

	Principal Amount	Value

Short-Term Investment 1.6%
Repurchase Agreement 1.6%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $281,216,835 (Collateralized by United States Treasury and Government Agency securities with rates between 0.125% and 2.12% and maturity dates between 12/31/13 and 11/7/22, with a Principal Amount of $284,715,000 and a Market Value of $286,845,092)	$281,216,757	$281,216,757

Total Short-Term Investment (Cost $281,216,757)		281,216,757

Total Investments (Cost $13,247,994,323) (b)	99.1%	17,666,555,656
Other Assets, Less Liabilities	0.9	159,186,691
Net Assets	100.0%	$17,825,742,347

(a)	Non-income producing security.

(b)	As of April 30, 2013, cost is $13,281,563,525 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$4,458,063,468
Gross unrealized depreciation	(73,071,337)

Net unrealized appreciation	$4,384,992,131

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt.

12	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$17,385,338,899	$—	$—	$17,385,338,899
Short-Term Investment
Repurchase Agreement	—	281,216,757	—	281,216,757

Total Investments in Securities	$17,385,338,899	$281,216,757	$—	$17,666,555,656

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the period ended April 30, 2013, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $13,247,994,323)	$17,666,555,656
Receivables:
Investment securities sold	303,247,114
Fund shares sold	22,290,241
Dividends and interest	3,747,458
Other assets	550,405

Total assets	17,996,390,874

Liabilities
Payables:
Investment securities purchased	125,465,073
Fund shares redeemed	29,960,136
Manager (See Note 3)	9,090,653
Transfer agent (See Note 3)	4,369,036
NYLIFE Distributors (See Note 3)	986,077
Shareholder communication	514,482
Professional fees	107,357
Custodian	54,053
Trustees	43,830
Accrued expenses	57,830

Total liabilities	170,648,527

Net assets	$17,825,742,347

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$20,402,132
Additional paid-in capital	13,589,986,276

13,610,388,408
Distributions in excess of net investment income	(754,945)
Accumulated net realized gain (loss) on investments	(202,452,449)
Net unrealized appreciation (depreciation) on investments	4,418,561,333

Net assets	$17,825,742,347

Investor Class
Net assets applicable to outstanding shares	$214,945,660

Shares of beneficial interest outstanding	25,279,965

Net asset value per share outstanding	$8.50
Maximum sales charge (5.50% of offering price)	0.49

Maximum offering price per share outstanding	$8.99

Class A
Net assets applicable to outstanding shares	$1,528,138,123

Shares of beneficial interest outstanding	178,821,917

Net asset value per share outstanding	$8.55
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price per share outstanding	$9.05

Class B
Net assets applicable to outstanding shares	$57,572,023

Shares of beneficial interest outstanding	7,204,418

Net asset value and offering price per share outstanding	$7.99

Class C
Net assets applicable to outstanding shares	$375,013,445

Shares of beneficial interest outstanding	46,971,189

Net asset value and offering price per share outstanding	$7.98

Class I
Net assets applicable to outstanding shares	$12,407,747,048

Shares of beneficial interest outstanding	1,407,325,641

Net asset value and offering price per share outstanding	$8.82

Class R1
Net assets applicable to outstanding shares	$2,100,347,794

Shares of beneficial interest outstanding	240,772,731

Net asset value and offering price per share outstanding	$8.72

Class R2
Net assets applicable to outstanding shares	$924,723,294

Shares of beneficial interest outstanding	107,998,595

Net asset value and offering price per share outstanding	$8.56

Class R3
Net assets applicable to outstanding shares	$217,254,960

Shares of beneficial interest outstanding	25,838,742

Net asset value and offering price per share outstanding	$8.41

14	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends	$124,587,808
Interest	12,518

Total income	124,600,326

Expenses
Manager (See Note 3)	51,955,519
Transfer agent (See Note 3)	12,949,020
Distribution/Service—Investor Class (See Note 3)	258,078
Distribution/Service—Class A (See Note 3)	1,942,124
Distribution/Service—Class B (See Note 3)	288,899
Distribution/Service—Class C (See Note 3)	1,865,050
Distribution/Service—Class R2 (See Note 3)	1,095,455
Distribution/Service—Class R3 (See Note 3)	520,161
Shareholder service (See Note 3)	1,550,660
Shareholder communication	590,007
Professional fees	332,030
Trustees	197,968
Registration	120,702
Custodian	90,420
Miscellaneous	238,347

Total expenses before waiver/reimbursement	73,994,440
Expense waiver/reimbursement from Manager (See Note 3)	(110,035)

Net expenses	73,884,405

Net investment income (loss)	50,715,921

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (a)	348,239,328
Net change in unrealized appreciation (depreciation) on investments	1,748,850,310

Net realized and unrealized gain (loss) on investments	2,097,089,638

Net increase (decrease) in net assets resulting from operations	$2,147,805,559

(a)	Includes realized gain of $14,432,792 due to an in-kind redemption during the period ended April 30, 2013. (See Note 9)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$50,715,921	$(11,181,745)
Net realized gain (loss) on investments (a)	348,239,328	(512,103,447)
Net change in unrealized appreciation (depreciation) on investments	1,748,850,310	1,549,658,941

Net increase (decrease) in net assets resulting from operations	2,147,805,559	1,026,373,749

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(123,454)	—
Class A	(977,498)	—
Class B	(36,858)	—
Class C	(240,447)	—
Class I	(34,238,118)	—
Class R1	(4,030,892)	—
Class R2	(515,922)	—
Class R3	(125,932)	—

	(40,289,121)	—

From net realized gain on investments:
Investor Class	—	(3,134,315)
Class A	—	(42,302,237)
Class B	—	(1,683,517)
Class C	—	(9,016,819)
Class I	—	(193,020,340)
Class R1	—	(29,736,149)
Class R2	—	(16,672,198)
Class R3	—	(3,756,927)

	—	(299,322,502)

Total dividends and distributions to shareholders	(40,289,121)	(299,322,502)

Capital share transactions:
Net proceeds from sale of shares	1,915,668,468	7,252,755,190
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	30,730,658	218,164,571
Cost of shares redeemed (b)	(2,697,543,029)	(4,644,732,279)

Increase (decrease) in net assets derived from capital share transactions	(751,143,903)	2,826,187,482

Net increase (decrease) in net assets	1,356,372,535	3,553,238,729

	2013	2012
Net Assets
Beginning of period	$16,469,369,812	$12,916,131,083

End of period	$17,825,742,347	$16,469,369,812

Distributions in excess of net investment income at end of period	$(754,945)	$(11,181,745)

(a)	Includes realized gain of $14,432,792 due to an in-kind redemption during the period ended April 30, 2013. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $119,677,233 during the period ended April 30, 2013. (See Note 9)

16	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$7.52		$7.21	$6.55	$5.53	$4.70	$6.63

Net investment income (loss) (a)	0.01		(0.02)	(0.03)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.97		0.49	0.69	1.06	0.86	(1.90)

Total from investment operations	0.98		0.47	0.66	1.02	0.83	(1.93)

Less dividends and distributions:
From net investment income	(0.00	)‡	—	—	—	—	—
From net realized gain on investments	—		(0.16)	—	—	—	—

Total dividends and distributions	(0.00	)‡	(0.16)	—	—	—	—

Net asset value at end of period	$8.50		$7.52	$7.21	$6.55	$5.53	$4.70

Total investment return (b)	13.10	%(c)	6.68%	10.08%	18.44%	17.66%	(29.11	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.37	%††	(0.28%)	(0.43%)	(0.64%)	(0.62%)	(0.73	%)††
Net expenses	1.09	%††	1.10%	1.15%	1.27%	1.45%	1.38	% ††
Expenses (before waiver/reimbursement)	1.09	%††	1.10%	1.15%	1.28%	1.45%	1.39	% ††
Portfolio turnover rate	36%		60%	52%	91%	62%	115%
Net assets at end of period (in 000’s)	$214,946		$199,156	$130,140	$93,733	$59,499	$46,762

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009		2008
Net asset value at beginning of period	$7.55		$7.24	$6.58	$5.54	$4.70		$7.37

Net investment income (loss) (a)	0.02		(0.02)	(0.02)	(0.03)	(0.02)		(0.03)
Net realized and unrealized gain (loss) on investments	0.98		0.49	0.68	1.07	0.86		(2.64)

Total from investment operations	1.00		0.47	0.66	1.04	0.84		(2.67)

Less dividends and distributions:
From net investment income	(0.00	)‡	—	—	—	—		—
From net realized gain on investments	—		(0.16)	—	—	—		—

Total dividends and distributions	(0.00	)‡	(0.16)	—	—	—		—

Net asset value at end of period	$8.55		$7.55	$7.24	$6.58	$5.54		$4.70

Total investment return (b)	13.17	%(c)	6.79%	10.03%	18.77%	17.87	% (d)	(36.36%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48	%††	(0.20%)	(0.35%)	(0.52%)	(0.43%)		(0.52%)
Net expenses	1.02	%††	1.04%	1.06%	1.17%	1.21%		1.23%
Expenses (before waiver/reimbursement)	1.02	%††	1.04%	1.07%	1.18%	1.24%		1.26%
Portfolio turnover rate	36%		60%	52%	91%	62%		115%
Net assets at end of period (in 000’s)	$1,528,138		$1,611,374	$1,887,326	$1,131,968	$1,662,622		$495,184

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

18	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011		2010		2009	2008
Net asset value at beginning of period	$7.09		$6.86	$6.28		$5.34		$4.57	$7.24

Net investment income (loss) (a)	(0.01)		(0.07)	(0.08)		(0.08)		(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	0.91		0.46	0.66		1.02		0.83	(2.58)

Total from investment operations	0.90		0.39	0.58		0.94		0.77	(2.67)

Less dividends and distributions:
From net investment income	(0.00	)‡	—	—		—		—	—
From net realized gain on investments	—		(0.16)	—		—		—	—

Total dividends and distributions	(0.00	)‡	(0.16)	—		—		—	—

Net asset value at end of period	$7.99		$7.09	$6.86		$6.28		$5.34	$4.57

Total investment return (b)	12.61	% (c)	5.98%	9.24	% (d)	17.60	% (d)	16.85%	(36.88%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.34	%)††	(1.01%)	(1.18%)		(1.38%)		(1.35%)	(1.34%)
Net expenses	1.84	% ††	1.84%	1.90%		2.02%		2.20%	2.10%
Expenses (before waiver/reimbursement)	1.84	% ††	1.85%	1.90%		2.03%		2.21%	2.12%
Portfolio turnover rate	36%		60%	52%		91%		62%	115%
Net assets at end of period (in 000’s)	$57,572		$58,392	$72,591		$82,590		$63,327	$65,996

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010		2009		2008
Net asset value at beginning of period	$7.09		$6.85	$6.28	$5.33		$4.57		$7.23

Net investment income (loss) (a)	(0.01)		(0.07)	(0.08)	(0.08)		(0.07)		(0.09)
Net realized and unrealized gain (loss) on investments	0.90		0.47	0.65	1.03		0.83		(2.57)

Total from investment operations	0.89		0.40	0.57	0.95		0.76		(2.66)

Less dividends and distributions:
From net investment income	(0.00	)‡	—	—	—		—		—
From net realized gain on investments	—		(0.16)	—	—		—		—

Total dividends and distributions	(0.00	)‡	(0.16)	—	—		—		—

Net asset value at end of period	$7.98		$7.09	$6.85	$6.28		$5.33		$4.57

Total investment return (b)	12.63	% (c)	5.99%	9.08%	17.82	% (d)	16.63	% (d)	(36.79%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.36	%)††	(1.02%)	(1.18%)	(1.39%)		(1.38%)		(1.41%)
Net expenses	1.84	% ††	1.85%	1.89%	2.02%		2.19%		2.11%
Expenses (before waiver/reimbursement)	1.84	% ††	1.85%	1.90%	2.03%		2.20%		2.12%
Portfolio turnover rate	36%		60%	52%	91%		62%		115%
Net assets at end of period (in 000’s)	$375,013		$375,521	$380,186	$262,799		$174,955		$93,249

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

20	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011		2010		2009		2008
Net asset value at beginning of period	$7.80		$7.45	$6.75		$5.67		$4.79		$7.49

Net investment income (loss) (a)	0.03		0.00 ‡	(0.01)		(0.01)		0.00	‡	(0.01)
Net realized and unrealized gain (loss) on investments	1.01		0.51	0.71		1.09		0.88		(2.69)

Total from investment operations	1.04		0.51	0.70		1.08		0.88		(2.70)

Less dividends and distributions:
From net investment income	(0.02)		—	—		—		—		—
From net realized gain on investments	—		(0.16)	—		—		—		—

Total dividends and distributions	(0.02)		(0.16)	—		—		—		—

Net asset value at end of period	$8.82		$7.80	$7.45		$6.75		$5.67		$4.79

Total investment return (b)	13.27	%(c)	7.15%	10.37	% (d)	19.05	% (d)	18.37%		(36.05%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.67	%††	0.03%	(0.09%)		(0.23%)		0.00	%(e)	(0.08%)
Net expenses	0.77	%††	0.79%	0.81%		0.85%		0.82%		0.79%
Expenses (before waiver/reimbursement)	0.77	%††	0.79%	0.82%		0.94%		0.99%		0.94%
Portfolio turnover rate	36%		60%	52%		91%		62%		115%
Net assets at end of period (in 000’s)	$12,407,747		$11,215,464	$8,465,658		$3,497,859		$1,341,715		$761,458

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Less than one-hundredth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$7.72		$7.38	$6.70	$5.63	$4.76	$7.45

Net investment income (loss) (a)	0.02		(0.01)	(0.02)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.00		0.51	0.70	1.09	0.88	(2.68)

Total from investment operations	1.02		0.50	0.68	1.07	0.87	(2.69)

Less dividends and distributions:
From net investment income	(0.02)		—	—	—	—	—
From net realized gain on investments	—		(0.16)	—	—	—	—

Total dividends and distributions	(0.02)		(0.16)	—	—	—	—

Net asset value at end of period	$8.72		$7.72	$7.38	$6.70	$5.63	$4.76

Total investment return (b)	13.19	%(c)	6.94%	10.15%	19.01%	18.28%	(36.11%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.59	%††	(0.08%)	(0.21%)	(0.35%)	(0.19%)	(0.16%)
Net expenses	0.87	%††	0.89%	0.91%	0.97%	0.98%	0.88%
Expenses (before reimbursement/waiver)	0.87	%††	0.89%	0.92%	1.04%	1.09%	1.03%
Portfolio turnover rate	36%		60%	52%	91%	62%	115%
Net assets at end of period (in 000’s)	$2,100,348		$1,950,015	$1,140,164	$418,253	$161,642	$62,344

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

22	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$7.57		$7.26	$6.61	$5.57	$4.72	$7.40

Net investment income (loss) (a)	0.01		(0.02)	(0.03)	(0.04)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.98		0.49	0.68	1.08	0.87	(2.65)

Total from investment operations	0.99		0.47	0.65	1.04	0.85	(2.68)

Less dividends and distributions:
From net investment income	(0.00	)‡	—	—	—	—	—
From net realized gain on investments	—		(0.16)	—	—	—	—

Total dividends and distributions	(0.00	)‡	(0.16)	—	—	—	—

Net asset value at end of period	$8.56		$7.57	$7.26	$6.61	$5.57	$4.72

Total investment return (b)	13.00	%(c)	6.77%	9.83%	18.67%	18.01%	(36.22%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.33	%††	(0.32%)	(0.46%)	(0.66%)	(0.45%)	(0.46%)
Net expenses	1.12	%††	1.14%	1.16%	1.28%	1.24%	1.14%
Expenses (before waiver/reimbursement)	1.12	%††	1.14%	1.17%	1.29%	1.35%	1.29%
Portfolio turnover rate	36%		60%	52%	91%	62%	115%
Net assets at end of period (in 000’s)	$924,723		$854,119	$701,183	$217,002	$113,942	$35,410

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$7.45		$7.16	$6.53	$5.52	$4.69	$7.37

Net investment income (loss) (a)	0.00	‡	(0.04)	(0.05)	(0.06)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.96		0.49	0.68	1.07	0.86	(2.63)

Total from investment operations	0.96		0.45	0.63	1.01	0.83	(2.68)

Less dividends and distributions:
From net investment income	(0.00	)‡	—	—	—	—	—
From net realized gain on investments	—		(0.16)	—	—	—	—

Total dividends and distributions	(0.00	)‡	(0.16)	—	—	—	—

Net asset value at end of period	$8.41		$7.45	$7.16	$6.53	$5.52	$4.69

Total investment return (b)	12.96	%(c)	6.44%	9.65%	18.30%	17.70%	(36.36%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.09	%††	(0.57%)	(0.70%)	(0.92%)	(0.70%)	(0.77%)
Net expenses	1.37	%††	1.39%	1.41%	1.53%	1.49%	1.40%
Expenses (before waiver/reimbursement)	1.37	%††	1.39%	1.42%	1.54%	1.59%	1.56%
Portfolio turnover rate	36%		60%	52%	91%	62%	115%
Net assets at end of period (in 000’s)	$217,255		$205,329	$138,883	$49,395	$13,436	$4,689

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

24	MainStay Large Cap Growth Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

As of January 13, 2012, the Fund is closed to new investors with certain exceptions. See the Fund’s prospectus for more information.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC ( “New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

mainstayinvestments.com	25

Notes to Financial Statements (Unaudited) (continued)

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids / Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the

Manager or Subadvisor may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, the Fund did not hold any foreign equity securities.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund

26	MainStay Large Cap Growth Fund

intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(I)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Winslow Capital Management, LLC. (“Winslow” or “Subadvisor”), a registered investment adviser, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Sub-

mainstayinvestments.com	27

Notes to Financial Statements (Unaudited) (continued)

advisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

Effective February 28, 2013, the Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses of Class I Shares do not exceed 0.88% of the its average daily net assets. This agreement will remain in effect until February 28, 2014, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.

Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of its average daily net assets. This voluntary waiver or reimbursement may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.61% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets. The fund accounting fee was discontinued February 28, 2013.

Prior to February 28, 2013, the Fund paid the Manager a monthly fee for services performed and facilities furnished at an annual percentage of the Fund’s average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. New York Life Investments had contractually agreed to waive a portion of its management fee, so that the management fee would not exceed 0.75% up to $500 million. All other management fee breakpoints remained the same. Without that fee waiver, the actual fee would have been 0.80% up to $250 million; 0.75% from $250 million to $500 million; 0.725% from $500 million to $750 million; 0.70% from $750 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; 0.575% from $7 billion to $9 billion; and 0.565% in excess of $9 billion.

Prior to February 28, 2013, New York Life Investments had voluntarily agreed to waive a portion of its management fee so that it would not exceed the following percentages of the Fund’s average daily net assets: 0.72% up to $500 million; 0.70% from $500 million to $2 billion. All other management fee breakpoints were the same. This voluntary waiver was discontinued February 28, 2013.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $51,955,519 and waived its fees and/or reimbursed expenses in the amount of $110,035.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Class R1	$1,008,418
Class R2	438,207
Class R3	104,035

28	MainStay Large Cap Growth Fund

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $11,124 and $6,918, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $3, $1,491, $43,615 and $14,876, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.   NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$219,665
Class A	1,158,512
Class B	61,502
Class C	397,047
Class I	8,803,343
Class R1	1,501,528
Class R2	652,478
Class R3	154,945

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class C	$3,701	0.0	%‡
Class I	6,858	0.0	‡

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $517,122,575 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2016	$16,533	$—
Unlimited	500,590	—
Total	$517,123	$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Long-Term Capital Gain	$299,322,502
Total	$299,322,502

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $6,139,315 and $6,789,321, respectively.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,244,848	$18,177,237
Shares issued to shareholders in reinvestment of dividends	16,249	122,842
Shares redeemed	(3,693,371)	(29,691,379)

Net increase (decrease) in shares outstanding before conversion	(1,432,274)	(11,391,300)
Shares converted into Investor Class (See Note 1)	460,805	3,742,785
Shares converted from Investor Class (See Note 1)	(233,185)	(1,916,891)

Net increase (decrease)	(1,204,654)	$(9,565,406)

Year ended October 31, 2012:
Shares sold	12,391,068	$90,243,593
Shares issued to shareholders in reinvestment of distributions	446,324	3,124,635
Shares redeemed	(4,719,951)	(35,519,415)

Net increase (decrease) in shares outstanding before conversion	8,117,441	57,848,813
Shares converted into Investor Class (See Note 1)	1,269,652	9,384,061
Shares converted from Investor Class (See Note 1)	(958,935)	(7,360,703)

Net increase (decrease)	8,428,158	$59,872,171

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	16,813,312	$135,322,641
Shares issued to shareholders in reinvestment of dividends	111,483	847,266
Shares redeemed	(51,702,164)	(416,128,811)

Net increase (decrease) in shares outstanding before conversion	(34,777,369)	(279,958,904)
Shares converted into Class A (See Note 1)	353,722	2,907,821
Shares converted from Class A (See Note 1)	(41,072)	(344,590)

Net increase (decrease)	(34,464,719)	$(277,395,673)

Year ended October 31, 2012:
Shares sold	67,808,598	$498,104,060
Shares issued to shareholders in reinvestment of distributions	5,344,897	37,575,729
Shares redeemed	(121,882,365)	(888,467,676)

Net increase (decrease) in shares outstanding before conversion	(48,728,870)	(352,787,887)
Shares converted into Class A (See Note 1)	1,370,838	10,461,371
Shares converted from Class A (See Note 1)	(62,777)	(500,454)

Net increase (decrease)	(47,420,809)	$(342,826,970)

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	246,846	$1,863,272
Shares issued to shareholders in reinvestment of dividends	4,460	31,752
Shares redeemed	(702,590)	(5,299,205)

Net increase (decrease) in shares outstanding before conversion	(451,284)	(3,404,181)
Shares converted from Class B (See Note 1)	(575,633)	(4,389,125)

Net increase (decrease)	(1,026,917)	$(7,793,306)

Year ended October 31, 2012:
Shares sold	713,830	$4,976,197
Shares issued to shareholders in reinvestment of distributions	219,228	1,457,422
Shares redeemed	(1,567,164)	(11,124,541)

Net increase (decrease) in shares outstanding before conversion	(634,106)	(4,690,922)
Shares converted from Class B (See Note 1)	(1,715,464)	(11,984,275)

Net increase (decrease)	(2,349,570)	$(16,675,197)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	838,569	$6,302,236
Shares issued to shareholders in reinvestment of dividends	13,230	94,197
Shares redeemed	(6,864,714)	(51,654,475)

Net increase (decrease)	(6,012,915)	$(45,258,042)

Year ended October 31, 2012:
Shares sold	7,495,431	$50,953,860
Shares issued to shareholders in reinvestment of distributions	464,352	3,082,334
Shares redeemed	(10,440,443)	(73,636,254)

Net increase (decrease)	(2,480,660)	$(19,600,060)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	180,848,576	$1,500,118,678
Shares issued to shareholders in reinvestment of dividends	3,176,714	25,128,072
Shares redeemed	(213,877,635)	(1,786,728,361)

Net increase (decrease)	(29,852,345)	$(261,481,611)

Year ended October 31, 2012:
Shares sold	654,647,732	$4,998,865,969
Shares issued to shareholders in reinvestment of distributions	17,729,231	128,359,572
Shares redeemed	(370,957,702)	(2,894,036,604)

Net increase (decrease)	301,419,261	$2,233,188,937

30	MainStay Large Cap Growth Fund

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	19,217,317	$156,579,901
Shares issued to shareholders in reinvestment of dividends	515,173	4,028,844
Shares redeemed	(31,630,645)	(259,237,046)

Net increase (decrease)	(11,898,155)	$(98,628,301)

Year ended October 31, 2012:
Shares sold	137,395,385	$1,040,318,139
Shares issued to shareholders in reinvestment of distributions	4,141,499	29,694,545
Shares redeemed	(43,352,568)	(331,070,740)

Net increase (decrease)	98,184,316	$738,941,944

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	9,926,443	$80,085,469
Shares issued to shareholders in reinvestment of dividends	48,548	369,449
Shares redeemed	(14,749,116)	(117,941,411)

Net increase (decrease)	(4,774,125)	$(37,486,493)

Year ended October 31, 2012:
Shares sold	61,660,981	$458,857,617
Shares issued to shareholders in reinvestment of distributions	1,649,907	11,631,846
Shares redeemed	(47,072,369)	(355,480,673)

Net increase (decrease)	16,238,519	$115,008,790

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,171,251	$17,219,034
Shares issued to shareholders in reinvestment of dividends	14,470	108,236
Shares redeemed	(3,920,333)	(30,862,341)

Net increase (decrease)	(1,734,612)	$(13,535,071)

Year ended October 31, 2012:
Shares sold	15,178,283	$110,435,755
Shares issued to shareholders in reinvestment of distributions	465,969	3,238,488
Shares redeemed	(7,463,724)	(55,396,376)

Net increase (decrease)	8,180,528	$58,277,867

Note 9–In-Kind Transfer of Securities

During the period ended April 30, 2013, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)
4/23/13	13,731,382	$119,677,233	$14,432,792

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments and Winlsow Capital. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments and Winslow Capital on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates and Winslow Capital, and responses from New York Life Investments and Winslow Capital to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments and Winlsow Capital; (ii) the investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments and Winslow Capital and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments and Winslow Capital

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers , including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that Winlsow Capital provides to the Fund. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Fund and managing other portfolios. It examined Winslow Capital’s track record

32	MainStay Large Cap Growth Fund

and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment. The Board also reviewed Winslow Capital’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments and Winslow Capital to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Agreements, and the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Fund. Because

Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Winslow Capital must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Winslow Capital concerning other business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

mainstayinvestments.com	33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Winslow Capital, the Board concluded that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, and are based on fees paid to Winslow Capital by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to Winslow Capital are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that, following discussions with the Board and at the request of the Board, New York Life Investments proposed to eliminate the Fund’s management fee waiver and to lower the Fund’s contractual management fee schedule, which the Board approved.

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

34	MainStay Large Cap Growth Fund

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	35

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36	MainStay Large Cap Growth Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30027 MS175-13	MSLG10-06/13 NL031

MainStay MAP Fund

Message from the President and Semiannual Report

Unaudited  |  April 30, 2013

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Message from the President

The U.S. stock market advanced during the six months ended April 30, 2013, generally providing double-digit returns at all capitalization levels. Value stocks tended to outpace growth stocks among large- and mid-capitalization companies, while growth stocks tended to outpace value stocks among smaller companies.

The market’s advance, however, was far from uniform. Stocks declined in early November, both before and immediately after the U.S. presidential election. Following a sharp recovery, stocks climbed until mid-December, when a Congressional stalemate on the fiscal cliff led to a brief decline. Another dip occurred in late February as investors speculated that the Federal Open Market Committee (FOMC) might stop purchasing mortgage-backed securities sooner than expected. Stocks also dipped in mid-April, as consumer sentiment dropped after the Boston marathon bombing. Despite these setbacks, U.S. stocks continued to trend upward during the six-month reporting period.

International stock markets also advanced, with several regional differences. Accommodative action by the Bank of Japan helped lower the yen and lift Japanese stocks to their highest levels since 2008. In Europe, stocks did well until early February, bolstered by the promise of support for the euro. As the year progressed, however, economic contraction, rising unemployment and systematic banking concerns took a toll on investor enthusiasm. In China, manufacturing slowed as the nation sought to balance growth and inflation risks. On the Korean peninsula, tensions rose as North Korea continued to threaten its neighbors, which added an undercurrent of caution to the market.

During the six months ended April 30, 2013, the FOMC kept the federal funds rate in a range close to zero. The FOMC also continued its direct purchases of mortgage-backed securities and longer-term U.S. government securities. With short-term interest rates likely to remain at low levels, many bond investors pursued higher yields by lengthening maturities and assuming greater risk. As a result, bonds with higher risk profiles tended to outperform higher-quality investment-grade bonds and U.S. Treasury securities. Cash and cash equivalents essentially returned zero.

With wide variations in the performance of various asset classes, some investors might be tempted to chase higher returns by shifting back and forth between stocks and bonds. Since no one can predict where the market will move next, however, we encourage investors to select an appropriate mix of investments for their risk tolerance and time horizon and to stick with that mix, making only minor adjustments over time.

At MainStay Funds, our portfolio managers use a similar approach. Careful security selection and thoughtful sell disciplines help them pursue the investment objectives of their respective Funds. Using the principal investment strategies outlined in the Prospectus, they focus primarily on providing long-term investment potential for our shareholders.

Has this approach proved successful? In its most recent rankings, Barron’s listed MainStay Funds as the #1 fund family over the past 10 years. We were also the only mutual fund family that has appeared in Barron’s top six for the past five consecutive years.

The pages that follow provide additional insight into the specific market events, investment decisions and securities that shaped your MainStay Fund(s) during the six months ended April 30, 2013. We encourage you to read the semiannual report(s) carefully and to evaluate your results with your long-term financial goals in mind.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

To qualify for the Lipper/Barron’s Fund Survey, a fund family must have at least three funds in Lipper’s general U.S.-stock category, one in world equity (which combines global and international funds), one mixed-equity fund (which holds stocks and bonds), two taxable-bond funds, and one tax-exempt fund. Fund loads and 12b-1 fees aren’t included in the calculation of returns because the aim is to measure the manager’s skill. Each fund’s return is measured against all funds in its Lipper category, resulting in a percentile ranking which is then weighted by asset size relative to the fund family’s other assets in its general classifications. Finally, the score is multiplied by the general classification weightings as determined by the entire Lipper universe of funds.

Source: Barron’s, 2/9/13. Overall, MainStay Funds ranked number 56 for the one-year period, 20 for the five-year period and one for the 10-year period ended December 31, 2012, out of 62, 53 and 46 fund families, respectively. MainStay ranked number three for the 10-year period in 2009, 2010 and 2011 from among 48, 46 and 45 fund families, respectively. MainStay ranked number six from among 48 fund families for the 10-year period in 2008. Past performance is no guarantee of future results, which will vary. For the most recent MainStay Funds performance, please visit our website at mainstayinvestments.com. All mutual funds are subject to market risk and will fluctuate in value.

Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for Period Ended April 30, 2013

Class	Sales Charge		Six Months	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.46 15.83%	11.42 17.91%	2.94 4.11%	8.67 9.28%	1.34 1.34%
Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges Excluding sales charges	9.54 15.92	11.64 18.14	3.15 4.32	8.77 9.39	1.14 1.14
Class B Shares	Maximum 5% CDSC if Redeemed Within the First Six Years of Purchase	With sales charges Excluding sales charges	10.39 15.39	12.02 17.02	2.98 3.33	8.46 8.46	2.09 2.09
Class C Shares	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charges Excluding sales charges	14.38 15.38	16.05 17.05	3.34 3.34	8.47 8.47	2.09 2.09
Class I Shares	No Sales Charge		16.08	18.43	4.58	9.71	0.89
Class R1 Shares[4]	No Sales Charge		15.97	18.26	4.45	9.58	0.99
Class R2 Shares[4]	No Sales Charge		15.88	18.02	4.21	9.33	1.24
Class R3 Shares[5]	No Sales Charge		15.75	17.72	3.95	9.03	1.49

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares would likely have been different.
4.	Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares would likely have been different.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares would likely have been different.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com	5

Benchmark Performance	Six Months	One Year	Five Years	Ten Years
Russell 3000® Index[6]	15.16%	17.21%	5.63%	8.48%
S&P 500® Index[7]	14.42	16.89	5.21%	7.88
Average Lipper Large-Cap Core Fund[8]	14.17	15.80	4.21	7.37

6.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.

“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.

8.

The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2012, to April 30, 2013, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2012, to April 30, 2013.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2013. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 11/1/12	Ending Account Value (Based on Actual Returns and Expenses) 4/30/13	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/13	Expenses Paid During Period[1]

Investor Class Shares	$1,000.00	$1,158.30	$7.01	$1,018.30	$6.56

Class A Shares	$1,000.00	$1,159.20	$6.00	$1,019.20	$5.61

Class B Shares	$1,000.00	$1,153.90	$11.00	$1,014.60	$10.29

Class C Shares	$1,000.00	$1,153.80	$11.00	$1,014.60	$10.29

Class I Shares	$1,000.00	$1,160.80	$4.66	$1,020.50	$4.36

Class R1 Shares	$1,000.00	$1,159.70	$5.19	$1,020.00	$4.86

Class R2 Shares	$1,000.00	$1,158.80	$6.53	$1,018.70	$6.11

Class R3 Shares	$1,000.00	$1,157.50	$7.86	$1,017.50	$7.35

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.31% for Investor Class, 1.12% for Class A, 2.06% for Class B and Class C, 0.87% for Class I, 0.97% for Class R1, 1.22% for Class R2 and 1.47% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

mainstayinvestments.com	7

Industry Composition as of April 30, 2013 (Unaudited)

Oil, Gas & Consumable Fuels	10.7%
Pharmaceuticals	7.8
Media	7.0
Commercial Banks	4.4
Health Care Equipment & Supplies	4.4
Chemicals	4.0
Diversified Financial Services	3.7
Insurance	3.7
Industrial Conglomerates	3.4
Aerospace & Defense	3.1
Consumer Finance	3.0
Food & Staples Retailing	2.7
Internet Software & Services	2.5
Beverages	2.4
Software	2.3
Hotels, Restaurants & Leisure	2.2
Health Care Providers & Services	2.0
Semiconductors & Semiconductor Equipment	1.9
Computers & Peripherals	1.8
Electric Utilities	1.8
Wireless Telecommunication Services	1.8
Auto Components	1.7
Capital Markets	1.6
Diversified Telecommunication Services	1.6
Energy Equipment & Services	1.5
Communications Equipment	1.2
Specialty Retail	1.2

IT Services	1.1%
Real Estate Investment Trusts	1.1
Electrical Equipment	0.9
Commercial Services & Supplies	0.8
Machinery	0.8
Road & Rail	0.7
Biotechnology	0.6
Construction & Engineering	0.6
Electronic Equipment & Instruments	0.6
Internet & Catalog Retail	0.6
Automobiles	0.5
Food Products	0.5
Household Products	0.5
Trading Companies & Distributors	0.5
Diversified Consumer Services	0.4
Real Estate Management & Development	0.4
Gas Utilities	0.3
Metals & Mining	0.3
Multiline Retail	0.3
Independent Power Producers & Energy Traders	0.2
Containers & Packaging	0.1
Multi-Utilities	0.1
Tobacco	0.1
Office Electronics	0.0	‡
Short-Term Investment	2.6
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of April 30, 2013 (excluding short-term investment)

1.	Pfizer, Inc.

2.	General Electric Co.

3.	Johnson & Johnson

4.	Monsanto Co.

5.	Exxon Mobil Corp.
6.	Time Warner, Inc.

7.	Vodafone Group PLC, Sponsored ADR

8.	Covidien PLC

9.	McDonald’s Corp.

10.	Liberty Media Corp.—Liberty Capital Class A

8	MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob, Christopher Mullarkey and James Mulvey of the Fund’s Subadvisor Markston International LLC (Markston International) and by portfolio managers Thomas R. Wenzel, CFA, Jerrold K. Senser, CFA, and Thomas M. Cole, CFA, of the Fund’s Subadvisor Institutional Capital LLC (ICAP).

How did MainStay MAP Fund perform relative to its peers and its benchmark during the six months ended April 30, 2013?

Excluding all sales charges, MainStay MAP Fund returned 15.83% for Investor Class shares, 15.92% for Class A shares, 15.39% for Class B shares and 15.38% for Class C shares for the six months ended April 30, 2013. Over the same period, Class I shares returned 16.08%, Class R1 shares returned 15.97%, Class R2 shares returned 15.88% and Class R3 shares returned 15.75%. All share classes outperformed the 14.17% return of the average Lipper1 large-cap core fund, the 15.16% return of the Russell 3000® Index2 and the 14.42% return of the S&P 500® Index3 for the six months ended April 30, 2013. The Russell 3000® Index is the Fund’s broad-based securities-market index. The S&P 500® Index is the Fund’s secondary benchmark. See page 5 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective February 28, 2013, James Mulvey became an additional portfolio manager for the portion of the Fund subadvised by Markston International. Please refer to the Prospectus dated February 28, 2013, for additional information.

What factors affected the Fund’s performance during the reporting period?

Markston International

During the reporting period, the performance of our portion of the Fund relative to the Russell 3000® Index resulted primarily from favorable stock selection in the energy and materials sectors. In addition, our portion of the Fund began 2013 almost fully invested in U.S. equities, which rallied through April 30, 2013.

ICAP

In our portion of the Fund that invests in U.S. equities, a number of key drivers affected performance relative to the S&P 500® Index. Positive stock selection in the information technology and consumer discretionary sectors added to relative performance, However, stock selection in the materials and financials sectors detracted from relative performance. Our portion of the Fund that invests in U.S. equities benefited from an underweight position relative to the S&P 500® Index in the information technology sector, but an underweight position relative to Index in consumer staples detracted from relative performance.

In our portion of the Fund that invests in global equities, key drivers of absolute performance included strong performance in the consumer discretionary, financials and information technology sectors. The weakest-performing sectors on an absolute basis were materials, energy and utilities, though only materials had a negative return for the reporting period.

Which sectors made the strongest contributions to the Fund’s performance and which sectors were particularly weak?

Markston International

In our portion of the Fund, the strongest sector contributions to performance relative to the Russell 3000® Index came from the energy, materials and financials sectors. (Contributions take weightings and total returns into account.) Favorable stock selection and an overweight position helped make energy the strongest sector contributor in our portion of the Fund. Relative performance was helped by favorable stock selection and a slightly overweight position in the materials sector and by an overweight position in the financials sector.

The weakest sector contributions to the Fund’s relative performance came from health care, telecommunication services and consumer staples. Underweight positions in each of these sectors detracted from performance relative to the Russell 3000® Index as the stock market rose during the reporting period.

ICAP

In our portion of the Fund that invests in U.S. equities, the sectors that contributed most positively to performance relative to the S&P 500® Index were information technology, consumer discretionary and health care. Favorable stock selection was the primary driver in information technology and consumer discretionary, while an overweight position in health care relative to the Index added value. The sectors that detracted the most from performance relative to the S&P 500® Index were materials, energy and financials. Stock selection was the primary driver in each case.

In our portion of the Fund that invests in global equities, the top-contributing sectors on an absolute basis were consumer discretionary, health care and financials. The weakest sector contributions on an absolute basis came from materials, utilities and consumer staples.

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 3000® Index.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com	9

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International

The strongest contributions to absolute performance in our portion of the Fund came from diversified health care benefits company Aetna, oil & gas refining & marketing company Marathon Petroleum and credit services company American Express. Aetna displayed strong earnings, raised its 2013 guidance and boosted its stock buyback program. As a result of the stock’s rally, we took profits on a small portion of the Fund’s position in Aetna. Marathon Petroleum also reported stronger-than-expected earnings and an increased stock buyback program. Because our portion of the Fund was overweight the energy sector, we sold some Marathon Petroleum stock to lock in profits. American Express demonstrated its operating leverage and its ability to grow while returning cash to shareholders. Once again, we sold a modest amount of stock to lock in gains.

In our portion of the Fund, stocks that detracted from absolute performance included personal computer manufacturing company Apple, telecommunications and media services company Cablevision Systems and independent oil and gas company Apache. Shares of Apple declined on concerns that the company might struggle to maintain its high profit margins amid a lack of innovative new products. We used the weakness to add to our portion of the Fund’s position. Cablevision Systems was weak as a result of increasing content costs and the impact of Hurricane Sandy. We sold some of our position in Cablevision Systems stock during brief moments of strength. Apache underperformed the Russell 3000® Index because of historically weak natural gas prices and a levered balance sheet. We added to Apache holdings in our portion of the Fund after the company announced that it would sell properties to lower its debt—and after insiders bought Apache stock in the open market.

ICAP

During the reporting period, the strongest contributions to absolute performance in our domestic equity portion of the Fund came from media company Time Warner, semiconductor manufacturer Texas Instruments and diversified pharmaceutical company Pfizer. Time Warner’s stock outperformed the S&P 500® Index, as the company posted strong operational performance and provided expectations of growth in affiliate-fee revenue. Texas Instruments exited unattractive businesses and reduced expenditures as it sought to increase operating margins. Pfizer had strong performance during the reporting period, as investors approved of its plan to divest its nutritionals and animal health businesses. All three companies returned cash to shareholders through dividends and stock buybacks. All three positions remained in the Fund at the end of the reporting period.

In our domestic equity portion of the Fund, stocks that detracted from absolute performance included gold miner Barrick Gold, natural gas producer Encana and software maker Microsoft. Barrick Gold lagged as production delays and cost overruns hampered the firm’s results and outlook. We sold the position from the Fund because of the risk that these issues would continue rather than be resolved. Encana lagged as continued low natural gas prices and increased capital expenditures weighed on results. Encana remained in the Fund at the end of the reporting period, as we believed that the stock was attractively valued with strong catalysts for potential appreciation. Microsoft underperformed the S&P 500® Index, because it took longer than expected for the marketplace to assess the success of Windows 8 because of limited hardware availability. We sold Microsoft from our portion of the Fund.

In our portion of the Fund that invests in global equities, the stocks that made the greatest contributions to absolute performance were media company Time Warner, global tire supplier Bridgestone and auto parts manufacturer Johnson Controls. Bridgestone’s results exceeded expectations because of increased pricing and profit margins, aided by a weaker yen. Shares of Johnson Controls advanced as profit margins showed signs of improvement as a result of the company’s restructuring initiatives. All three positions remained in the Fund at the end of the reporting period.

In our portion of the Fund that invests in global equities, the largest individual detractors from absolute performance were global gold miner Barrick Gold, North American natural gas producer Encana and German steel producer ThyssenKrupp. ThyssenKrupp lagged after results and restructuring efforts suggested to some investors that a dilutive equity issuance might be forthcoming. ThyssenKrupp and Encana each remained in the Fund at the end of the reporting period, as we believed that those companies were attractively valued with strong performance catalysts. We sold the Fund’s position in Barrick Gold.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International

Our two largest purchases for the Fund were in personal computer manufacturing company Apple and property & casualty insurance company American International Group (AIG). We used the weakness in Apple’s stock price to add to the position

10	MainStay MAP Fund

in our portion of the Fund. During the reporting period, the company announced a major capital-return program for shareholders. We initiated a position in AIG after seeing multiple characteristics that we believed might help the stock outperform the market.

During the reporting period, our two largest sales were electric utility Duke Energy and financial exchange operator CME Group. We sold approximately one-quarter of the Duke Energy position in our portion of the Fund because the stock had appreciated to the point where we viewed it as almost fully valued. We sold CME Group because our portion of the Fund had been overweight in the financials sector, and we believed that CME Group was one of the least-attractive financial holdings in our portion of the Fund.

ICAP

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over a 12- to 18-month time frame.

In our domestic and global equity portions of the Fund, we added global restaurant company McDonald’s. In our view, McDonald’s reimaging initiative and emphasis on value could benefit the stock by improving the company’s competitive position. We also added pharmacy retailer CVS Caremark because we believe that the company is well-positioned to return significant levels of cash to shareholders through share buybacks and dividends. In our global equity portion of the Fund, we added diversified pharmaceutical company Teva Pharmaceutical. We believed that the stock might benefit from management’s focus on further integration of the company’s past acquisitions.

In addition to the sales already mentioned, we sold integrated oil & gas producer Occidental Petroleum and retail and commercial bank Wells Fargo in our domestic and global equity portions of the Fund. In our global equity portion of the Fund, we also sold food, beverage and nutrition company Danone, which is headquartered in France. In all three cases, we sold the positions when we found other stocks that we believed had greater upside potential and were more attractive on a relative valuation basis.

How did the Fund’s sector weightings change during the reporting period?

Markston International

In our portion of the Fund, we slightly increased weightings relative to the Russell 3000® Index in the information technology and energy sectors. During the reporting period, we modestly decreased sector weightings in utilities and financials.

ICAP

In our portion of the Fund that invests in U.S. equities, we increased sector weightings relative to the S&P 500® Index in the consumer staples and utilities sectors. Even with the increases, our domestic equity portion of the Fund remained underweight relative to the S&P 500® Index in both sectors.

Our domestic equity portion of the Fund decreased its exposure to the information technology and financials sectors. In information technology, the Fund moved to a position further underweight the S&P 500® Index. In financials, the Fund moved from a relatively neutral position compared to the S&P 500® Index to an underweight position.

In our portion of the Fund that invests in global equities, we increased sector weightings in health care and financials during the reporting period. Over the same period, we decreased the Fund’s global equity exposure to materials and information technology.

How was the Fund positioned at the end of April 2013?

Markston International

As of April 30, 2013, our portion of the Fund held overweight positions relative to the Russell 3000® Index in the financials and energy sectors. As of the same date, our portion of the Fund held underweight positions relative to the Russell 3000® Index in the health care and information technology sectors.

ICAP

As of April 30, 2013, the most significantly overweight sectors relative to the S&P 500® Index in our portion of the Fund that invests in U.S. equities were health care and consumer discretionary. On the same date, the most significantly underweight sectors were information technology and consumer staples.

The largest sector weightings in our global equity portion of the Fund were in health care and financials, and the smallest sector weightings were in utilities and consumer staples.

In our domestic and global equity portions of the Fund, this positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com	11

Portfolio of Investments April 30, 2013 (Unaudited)

	Shares	Value

Common Stocks 97.3%†
Aerospace & Defense 3.1%
Boeing Co. (The)	231,170	$21,131,250
GenCorp, Inc. (a)	181,004	2,365,722
Honeywell International, Inc.	434,502	31,953,277
Northrop Grumman Corp.	44,238	3,350,586
Orbital Sciences Corp. (a)	156,400	2,818,328
Raytheon Co.	63,000	3,866,940
United Technologies Corp.	23,650	2,159,009

		67,645,112

Auto Components 1.7%
Bridgestone Corp.	162,100	6,110,863
Johnson Controls, Inc.	906,740	31,744,968

		37,855,831

Automobiles 0.5%
Nissan Motor Co., Ltd.	1,087,650	11,335,615

Beverages 2.4%
Coca-Cola Co. (The)	881,040	37,294,423
PepsiCo., Inc.	201,672	16,631,890

		53,926,313

Biotechnology 0.6%
Alkermes PLC (a)	72,400	2,216,164
Celgene Corp. (a)	85,500	10,094,985

		12,311,149

Capital Markets 1.6%
Ameriprise Financial, Inc.	58,470	4,357,769
Bank of New York Mellon Corp.	112,125	3,164,168
Goldman Sachs Group, Inc. (The)	49,054	7,165,318
ICG Group, Inc. (a)	46,109	547,314
Legg Mason, Inc.	3,000	95,580
State Street Corp.	322,884	18,879,027

		34,209,176

Chemicals 4.0%
Akzo Nobel N.V.	107,784	6,498,296
E.I. du Pont de Nemours & Co.	367,000	20,005,170
♦Monsanto Co.	427,319	45,646,216
Mosaic Co. (The)	254,030	15,645,708

		87,795,390

Commercial Banks 4.4%
BB&T Corp.	449,350	13,826,499
DBS Group Holdings, Ltd.	871,850	11,863,446
DnB NOR ASA	472,700	7,725,999
ICICI Bank, Ltd., Sponsored ADR	86,550	4,052,271
Lloyds Banking Group PLC (a)	13,012,250	10,981,493
PNC Financial Services Group, Inc.	349,050	23,693,514

	Shares	Value

Commercial Banks (continued)
Popular, Inc. (a)	46,237	$1,317,292
U.S. Bancorp	319,500	10,632,960
Wells Fargo & Co.	351,074	13,333,791

		97,427,265

Commercial Services & Supplies 0.8%
ADT Corp. (The) (a)	86,594	3,778,962
Covanta Holding Corp.	256,953	5,139,060
Tyco International, Ltd.	173,189	5,562,831
Waste Management, Inc.	55,700	2,282,586

		16,763,439

Communications Equipment 1.2%
Cisco Systems, Inc.	1,256,820	26,292,674
Infinera Corp. (a)	129,151	1,087,452

		27,380,126

Computers & Peripherals 1.8%
Apple, Inc.	66,975	29,653,181
Dell, Inc.	337,320	4,520,088
SanDisk Corp. (a)	99,591	5,222,552
STEC, Inc. (a)	125,143	454,269

		39,850,090

Construction & Engineering 0.6%
China Communications Construction Co., Ltd. Class H	5,726,200	5,489,962
Jacobs Engineering Group, Inc. (a)	143,836	7,260,841

		12,750,803

Consumer Finance 3.0%
American Express Co.	385,350	26,361,794
Capital One Financial Corp.	461,200	26,648,136
Discover Financial Services	286,830	12,545,944

		65,555,874

Containers & Packaging 0.1%
MeadWestvaco Corp.	80,405	2,772,364

Diversified Consumer Services 0.3%
Coinstar, Inc. (a)	129,317	6,829,231

Diversified Financial Services 3.7%
Bank of America Corp.	384,054	4,727,705
Citigroup, Inc.	634,605	29,610,669
CME Group, Inc.	58,815	3,579,481
JPMorgan Chase & Co.	742,472	36,388,552
Leucadia National Corp.	224,756	6,942,713

		81,249,120

†	Percentages indicated are based on Fund net assets.
♦	Among the Fund’s 10 largest holdings, as of April 30, 2013, excluding short-term investment. May be subject to change daily.

12	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Diversified Telecommunication Services 1.6%
AT&T, Inc.	314,900	$11,796,154
BCE, Inc.	131,550	6,164,433
Nippon Telegraph & Telephone Corp.	314,600	15,571,062
Verizon Communications, Inc.	48,800	2,630,808

		36,162,457

Electric Utilities 1.8%
Duke Energy Corp.	256,006	19,251,651
Exelon Corp.	571,300	21,429,463

		40,681,114

Electrical Equipment 0.9%
ABB, Ltd. (a)	406,100	9,193,811
Rockwell Automation, Inc.	117,213	9,937,318

		19,131,129

Electronic Equipment & Instruments 0.6%
Corning, Inc.	195,550	2,835,475
TE Connectivity, Ltd.	255,541	11,128,811

		13,964,286

Energy Equipment & Services 1.5%
Baker Hughes, Inc.	48,822	2,216,031
Exterran Holdings, Inc. (a)	71,843	1,898,092
Halliburton Co.	466,250	19,941,512
Key Energy Services, Inc. (a)	57,055	338,907
Schlumberger, Ltd.	107,144	7,974,728
Weatherford International, Ltd. (a)	110,051	1,407,552

		33,776,822

Food & Staples Retailing 2.7%
CVS Caremark Corp.	613,726	35,706,579
Wal-Mart Stores, Inc.	177,320	13,781,310
Walgreen Co.	199,387	9,871,650

		59,359,539

Food Products 0.5%
Archer-Daniels-Midland Co.	97,963	3,324,864
Bunge, Ltd.	57,690	4,165,795
Kraft Foods Group, Inc.	20,000	1,029,800
Mondelez International, Inc. Class A	62,200	1,956,190

		10,476,649

Gas Utilities 0.3%
AGL Resources, Inc.	28,708	1,258,846
National Fuel Gas Co.	77,735	4,875,539

		6,134,385

Health Care Equipment & Supplies 4.4%
Abbott Laboratories	133,827	4,940,893
Baxter International, Inc.	525,368	36,707,462
CareFusion Corp. (a)	44,612	1,491,825
♦Covidien PLC	610,869	38,997,877

	Shares	Value

Health Care Equipment & Supplies (continued)
Medtronic, Inc.	164,096	$7,660,001
Smith & Nephew PLC	624,600	7,126,283

		96,924,341

Health Care Providers & Services 2.0%
Aetna, Inc.	412,630	23,701,467
Cardinal Health, Inc.	54,745	2,420,824
McKesson Corp.	174,250	18,439,135
SunLink Health Systems, Inc. (a)	48,768	39,014

		44,600,440

Hotels, Restaurants & Leisure 2.2%
♦McDonald’s Corp.	380,480	38,862,227
Starwood Hotels & Resorts Worldwide, Inc.	163,891	10,574,248

		49,436,475

Household Products 0.5%
Colgate-Palmolive Co.	27,522	3,286,402
Procter & Gamble Co. (The)	108,100	8,298,837

		11,585,239

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The)	251,800	3,489,948

Industrial Conglomerates 3.4%
3M Co.	70,439	7,375,667
♦General Electric Co.	2,639,283	58,829,618
Siemens A.G.	81,900	8,553,159

		74,758,444

Insurance 3.7%
Allstate Corp. (The)	174,709	8,606,165
American International Group, Inc. (a)	85,945	3,559,842
Aon PLC	99,940	6,031,379
Berkshire Hathaway, Inc. Class B (a)	24,249	2,578,154
Chubb Corp. (The)	76,956	6,777,515
Marsh & McLennan Cos., Inc.	118,596	4,507,834
MetLife, Inc.	203,811	7,946,591
Tokio Marine Holdings, Inc.	250,900	7,952,824
Travelers Companies, Inc. (The)	292,740	25,002,923
W.R. Berkley Corp.	183,598	7,971,825

		80,935,052

Internet & Catalog Retail 0.6%
Liberty Interactive Corp. Class A (a)	550,690	11,724,190
Liberty Ventures (a)	32,036	2,353,685

		14,077,875

Internet Software & Services 2.5%
eBay, Inc. (a)	399,815	20,946,308
Google, Inc. Class A (a)	24,860	20,498,810
VeriSign, Inc. (a)	281,020	12,946,591
Yahoo!, Inc. (a)	61,000	1,508,530

		55,900,239

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	13

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

	Shares	Value

Common Stocks (continued)
IT Services 1.1%
Automatic Data Processing, Inc.	126,199	$8,498,241
International Business Machines Corp.	79,099	16,020,711

		24,518,952

Machinery 0.8%
Accuride Corp. (a)	22,600	116,164
Caterpillar, Inc.	116,500	9,864,055
Vallourec S.A.	173,000	8,314,745

		18,294,964

Media 7.0%
Cablevision Systems Corp. Class A	307,473	4,569,049
Comcast Corp. Class A	190,960	7,886,648
DIRECTV Class A (a)	55,965	3,165,380
♦Liberty Media Corp.—Liberty Capital Class A (a)	327,559	37,629,978
Madison Square Garden Co. Class A (a)	188,161	11,340,464
Sirius XM Radio, Inc.	556,700	1,809,275
Starz (a)	327,759	7,663,006
Time Warner Cable, Inc.	15,445	1,450,131
♦Time Warner, Inc.	729,780	43,626,248
Viacom, Inc. Class B	514,300	32,910,057
Walt Disney Co. (The)	40,743	2,560,290

		154,610,526

Metals & Mining 0.3%
ThyssenKrupp A.G. (a)	381,600	6,902,501

Multi-Utilities 0.1%
Dominion Resources, Inc.	38,600	2,380,848

Multiline Retail 0.3%
J.C. Penney Co., Inc. (a)	135,297	2,221,577
Target Corp.	59,090	4,169,390

		6,390,967

Office Electronics 0.0%‡
Xerox Corp.	60,400	518,232

Oil, Gas & Consumable Fuels 10.7%
Anadarko Petroleum Corp.	139,734	11,843,854
Apache Corp.	129,309	9,553,349
BP PLC	867,600	6,285,609
Chesapeake Energy Corp.	194,124	3,793,183
Chevron Corp.	77,819	9,494,696
ConocoPhillips	147,976	8,945,149
Devon Energy Corp.	195,321	10,754,374
Encana Corp.	850,050	15,683,422
ENI S.p.A.	568,850	13,604,515
EOG Resources, Inc.	73,029	8,848,194
♦Exxon Mobil Corp.	492,000	43,783,080
Hess Corp.	114,911	8,294,276

	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Oil Corp.	759,899	$24,825,900
Marathon Petroleum Corp.	194,783	15,263,196
Phillips 66	69,353	4,227,065
Southwestern Energy Co. (a)	494,350	18,498,577
Spectra Energy Corp.	528,400	16,660,452
Williams Cos., Inc. (The)	125,681	4,792,217

		235,151,108

Pharmaceuticals 7.8%
AbbVie, Inc.	133,827	6,162,733
Bayer A.G.	80,000	8,346,305
Hospira, Inc. (a)	135,028	4,472,127
♦Johnson & Johnson	580,500	49,476,015
Merck & Co., Inc.	130,726	6,144,122
Novartis A.G.	145,000	10,768,176
♦Pfizer, Inc.	2,028,650	58,972,856
Sanofi	138,050	15,129,813
Teva Pharmaceutical Industries, Ltd., Sponsored ADR	344,050	13,173,675

		172,645,822

Real Estate Investment Trusts 1.1%
HCP, Inc.	205,560	10,956,348
UDR, Inc.	465,840	11,450,347
Weyerhaeuser Co.	76,705	2,340,270

		24,746,965

Real Estate Management & Development 0.4%
Mitsubishi Estate Co., Ltd.	232,900	7,561,456
St. Joe Co. (The) (a)	91,667	1,793,923

		9,355,379

Road & Rail 0.7%
Celadon Group, Inc.	109,974	1,846,464
CSX Corp.	210,426	5,174,375
Union Pacific Corp.	58,875	8,711,145

		15,731,984

Semiconductors & Semiconductor Equipment 1.9%
Intel Corp.	287,595	6,887,900
Texas Instruments, Inc.	939,200	34,008,432

		40,896,332

Software 2.3%
Adobe Systems, Inc. (a)	485,700	21,895,356
Electronic Arts, Inc. (a)	31,063	547,019
Microsoft Corp.	580,388	19,210,843
Oracle Corp.	111,758	3,663,427
SAP A.G.	65,850	5,230,155

		50,546,800

Specialty Retail 1.2%
Home Depot, Inc. (The)	139,278	10,216,041
Lowe’s Companies, Inc.	392,312	15,072,627

		25,288,668

14	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Tobacco 0.1%
Philip Morris International, Inc.	18,460	$1,764,591

Trading Companies & Distributors 0.5%
Mitsubishi Corp.	586,350	10,513,821

Wireless Telecommunication Services 1.8%
♦Vodafone Group PLC, Sponsored ADR	1,313,600	40,183,024

Total Common Stocks (Cost $1,638,280,417)		2,147,492,816

	Principal Amount
Long-Term Bonds 0.1% Convertible Bonds 0.1%
Diversified Consumer Services 0.1%
Coinstar, Inc. 4.00%, due 9/1/14	$900,000	1,181,812

Oil, Gas & Consumable Fuels 0.0%‡
Bill Barrett Corp. 5.00%, due 3/15/28	300	301

Total Convertible Bonds (Cost $888,112)		1,182,113

Total Long-Term Bonds (Cost $888,112)		1,182,113

	Principal Amount	Value

Short-Term Investment 2.6%
Repurchase Agreement 2.6%
State Street Bank and Trust Co. 0.01%, dated 4/30/13 due 5/1/13 Proceeds at Maturity $57,317,925 (Collateralized by a Federal National Mortgage Association security with a rate of 2.08% and a maturity date of 11/2/22, with a Principal Amount of $57,855,000 and a Market Value of $58,467,916)	$57,317,909	$57,317,909

Total Short-Term Investment (Cost $57,317,909)		57,317,909

Total Investments (Cost $1,696,486,438) (b)	100.0%	2,205,992,838
Other Assets, Less Liabilities	0.0	279,143
Net Assets	100.0%	$2,206,271,981

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of April 30, 2013, cost is $1,709,169,890 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$543,092,982
Gross unrealized depreciation	(46,270,034)

Net unrealized appreciation	$496,822,948

The following abbreviation is used in the above portfolio:

ADR—American Depositary Receipt.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	15

Portfolio of Investments April 30, 2013 (Unaudited) (continued)

The following is a summary of the fair valuations according to the inputs used as of April 30, 2013, for valuing the Fund’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$2,147,492,816	$—	$—	$2,147,492,816
Long-Term Bonds
Convertible Bonds	—	1,182,113	—	1,182,113
Short-Term Investment
Repurchase Agreement	—	57,317,909	—	57,317,909

Total Investments in Securities	$2,147,492,816	$58,500,022	$—	$2,205,992,838

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

As of October 31, 2012 and April 30, 2013 foreign equity securities were not fair valued, as a result there were no transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

As of April 30, 2013, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of April 30, 2013 (Unaudited)

Assets
Investment in securities, at value (identified cost $1,696,486,438)	$2,205,992,838
Cash denominated in foreign currencies (identified cost $13,820)	13,894
Receivables:
Investment securities sold	6,376,495
Dividends and interest	2,757,186
Fund shares sold	1,885,443
Other assets	80,796

Total assets	2,217,106,652

Liabilities
Payables:
Fund shares redeemed	6,338,564
Investment securities purchased	2,266,202
Manager (See Note 3)	1,323,680
Transfer agent (See Note 3)	489,965
NYLIFE Distributors (See Note 3)	278,306
Shareholder communication	70,291
Professional fees	42,625
Custodian	10,869
Trustees	4,851
Accrued expenses	9,318

Total liabilities	10,834,671

Net assets	$2,206,271,981

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$561,805
Additional paid-in capital	1,755,837,408

1,756,399,213
Undistributed net investment income	8,485,914
Accumulated net realized gain (loss) on investments and foreign currency transactions	(68,102,375)
Net unrealized appreciation (depreciation) on investments	509,506,400
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(17,171)

Net assets	$2,206,271,981

Investor Class
Net assets applicable to outstanding shares	$136,479,756

Shares of beneficial interest outstanding	3,494,951

Net asset value per share outstanding	$39.05
Maximum sales charge (5.50% of offering price)	2.27

Maximum offering price per share outstanding	$41.32

Class A
Net assets applicable to outstanding shares	$339,337,712

Shares of beneficial interest outstanding	8,689,091

Net asset value per share outstanding	$39.05
Maximum sales charge (5.50% of offering price)	2.27

Maximum offering price per share outstanding	$41.32

Class B
Net assets applicable to outstanding shares	$84,960,126

Shares of beneficial interest outstanding	2,338,432

Net asset value and offering price per share outstanding	$36.33

Class C
Net assets applicable to outstanding shares	$132,376,804

Shares of beneficial interest outstanding	3,642,945

Net asset value and offering price per share outstanding	$36.34

Class I
Net assets applicable to outstanding shares	$1,484,759,677

Shares of beneficial interest outstanding	37,290,991

Net asset value and offering price per share outstanding	$39.82

Class R1
Net assets applicable to outstanding shares	$6,391,459

Shares of beneficial interest outstanding	162,987

Net asset value and offering price per share outstanding	$39.21

Class R2
Net assets applicable to outstanding shares	$20,122,105

Shares of beneficial interest outstanding	513,844

Net asset value and offering price per share outstanding	$39.16

Class R3
Net assets applicable to outstanding shares	$1,844,342

Shares of beneficial interest outstanding	47,269

Net asset value and offering price per share outstanding	$39.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	17

Statement of Operations for the six months ended April 30, 2013 (Unaudited)

Investment Income (Loss)
Income
Dividends (a)	$23,189,080
Interest	41,392

Total income	23,230,472

Expenses
Manager (See Note 3)	7,742,070
Distribution/Service—Investor Class (See Note 3)	159,219
Distribution/Service—Class A (See Note 3)	389,230
Distribution/Service—Class B (See Note 3)	427,314
Distribution/Service—Class C (See Note 3)	640,343
Distribution/Service—Class R2 (See Note 3)	24,254
Distribution/Service—Class R3 (See Note 3)	4,224
Transfer agent (See Note 3)	1,415,214
Shareholder communication	82,365
Professional fees	66,025
Registration	49,875
Custodian	32,326
Trustees	24,366
Shareholder service—(See Note 3)	14,874
Miscellaneous	47,812

Total expenses	11,119,511

Net investment income (loss)	12,110,961

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	75,096,471
Foreign currency transactions	(119,982)

Net realized gain (loss) on investments and foreign currency transactions	74,976,489

Net change in unrealized appreciation (depreciation) on:
Investments	227,831,942
Translation of other assets and liabilities in foreign currencies	6,576

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	227,838,518

Net realized and unrealized gain (loss) on investments and foreign currency transactions	302,815,007

Net increase (decrease) in net assets resulting from operations	$314,925,968

(a)	Dividends recorded net of foreign withholding taxes in the amount of $443,587.

18	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the six months ended April 30, 2013 (Unaudited) and the year ended October 31, 2012

	2013	2012
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$12,110,961	$24,656,600
Net realized gain (loss) on investments and foreign currency transactions	74,976,489	16,886,683
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	227,838,518	199,585,099

Net increase (decrease) in net assets resulting from operations	314,925,968	241,128,382

Dividends to shareholders:
From net investment income:
Investor Class	(1,125,412)	(1,095,797)
Class A	(3,306,458)	(3,428,788)
Class B	(177,080)	(195,661)
Class C	(255,810)	(237,900)
Class I	(18,508,015)	(17,003,986)
Class R1	(63,811)	(272,411)
Class R2	(183,045)	(244,869)
Class R3	(10,894)	(20,629)

Total dividends to shareholders	(23,630,525)	(22,500,041)

Capital share transactions:
Net proceeds from sale of shares	126,060,808	335,367,832
Net asset value of shares issued to shareholders in reinvestment of dividends	23,021,360	21,744,554
Cost of shares redeemed	(263,078,854)	(436,709,049)

Increase (decrease) in net assets derived from capital share transactions	(113,996,686)	(79,596,663)

Net increase (decrease) in net assets	177,298,757	139,031,678

Net Assets
Beginning of period	2,028,973,224	1,889,941,546

End of period	$2,206,271,981	$2,028,973,224

Undistributed net investment income at end of period	$8,485,914	$20,005,478

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	19

Financial Highlights selected per share data and ratios

	Investor Class
	Six months ended April 30,		Year ended October 31,				February 28, 2008** through October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$34.04		$30.44	$29.76	$25.71	$23.04	$32.90

Net investment income (loss) (a)	0.16		0.34	0.31	0.19	0.22	0.17
Net realized and unrealized gain (loss) on investments	5.17		3.55	0.63	3.86	2.90	(10.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	5.33		3.89	0.88	4.05	3.12	(9.86)

Less dividends:
From net investment income	(0.32)		(0.29)	(0.20)	—	(0.45)	—

Net asset value at end of period	$39.05		$34.04	$30.44	$29.76	$25.71	$23.04

Total investment return (b)	15.83	%(c)	12.88%	2.96%	15.75%	13.83%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.88	%††	1.04%	0.98%	0.69%	0.98%	0.81	% ††
Net expenses	1.31	%††	1.34%	1.34%	1.41%	1.44%	1.35	% ††
Expenses (before waiver/reimbursement)	1.31	%††	1.34%	1.34%	1.41%	1.50%	1.35	% ††
Portfolio turnover rate	17%		40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$136,480		$120,771	$114,786	$113,557	$99,663	$72,709

*	Unaudited.
**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

20	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$34.07		$30.47	$29.79	$25.68	$23.04	$41.39

Net investment income (loss) (a)	0.19		0.40	0.37	0.25	0.28	0.31
Net realized and unrealized gain (loss) on investments	5.18		3.56	0.63	3.86	2.90	(13.88)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	5.37		3.96	0.94	4.11	3.18	(13.58)

Less dividends and distributions:
From net investment income	(0.39)		(0.36)	(0.26)	—	(0.54)	(0.22)
From net realized gain on investments	—		—	—	—	—	(4.55)

Total dividends and distributions	(0.39)		(0.36)	(0.26)	—	(0.54)	(4.77)

Net asset value at end of period	$39.05		$34.07	$30.47	$29.79	$25.68	$23.04

Total investment return (b)	15.92	%(c)	13.14%	3.16%	16.00%	14.12%	(36.80%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08	%††	1.24%	1.18%	0.90%	1.25%	0.96%
Net expenses	1.12	%††	1.14%	1.14%	1.21%	1.20%	1.23%
Expenses (before waiver/reimbursement)	1.12	%††	1.14%	1.14%	1.21%	1.29%	1.25%
Portfolio turnover rate	17%		40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$339,338		$294,247	$296,453	$345,067	$324,421	$291,812

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	21

Financial Highlights selected per share data and ratios

	Class B
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$31.55		$28.21	$27.63	$24.04	$21.36	$38.79

Net investment income (loss) (a)	0.03		0.10	0.07	(0.01)	0.06	0.04
Net realized and unrealized gain (loss) on investments	4.82		3.29	0.58	3.60	2.70	(12.91)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.05)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	4.85		3.39	0.60	3.59	2.76	(12.88)

Less dividends and distributions:
From net investment income	(0.07)		(0.05)	(0.02)	—	(0.08)	—
From net realized gain on investments	—		—	—	—	—	(4.55)

Total dividends and distributions	(0.07)		(0.05)	(0.02)	—	(0.08)	(4.55)

Net asset value at end of period	$36.33		$31.55	$28.21	$27.63	$24.04	$21.36

Total investment return (b)	15.39	%(c)	12.04%	2.18%	14.93%	12.97%	(37.33%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16	%††	0.33%	0.24%	(0.04%)	0.31%	0.13%
Net expenses	2.06	%††	2.09%	2.09%	2.16%	2.19%	2.07%
Expenses (before waiver/reimbursement)	2.06	%††	2.09%	2.09%	2.16%	2.26%	2.07%
Portfolio turnover rate	17%		40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$84,960		$86,613	$110,794	$140,674	$169,606	$189,015

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

22	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$31.56		$28.21	$27.63	$24.05	$21.37	$38.79

Net investment income (loss) (a)	0.02		0.09	0.07	(0.01)	0.06	0.04
Net realized and unrealized gain (loss) on investments	4.83		3.31	0.58	3.59	2.70	(12.90)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.05)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	4.85		3.40	0.60	3.58	2.76	(12.87)

Less dividends and distributions:
From net investment income	(0.07)		(0.05)	(0.02)	—	(0.08)	—
From net realized gain on investments	—		—	—	—	—	(4.55)

Total dividends and distributions	(0.07)		(0.05)	(0.02)	—	(0.08)	(4.55)

Net asset value at end of period	$36.34		$31.56	$28.21	$27.63	$24.05	$21.37

Total investment return (b)	15.38	%(c)	12.07%	2.18%	14.89%	12.96%	(37.30%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.14	%††	0.31%	0.23%	(0.05%)	0.29%	0.13%
Net expenses	2.06	%††	2.09%	2.09%	2.16%	2.19%	2.07%
Expenses (before waiver/reimbursement)	2.06	%††	2.09%	2.09%	2.16%	2.25%	2.07%
Portfolio turnover rate	17%		40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$132,377		$125,700	$136,274	$160,098	$167,652	$178,672

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	23

Financial Highlights selected per share data and ratios

	Class I
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$34.77		$31.10	$30.39	$26.15	$23.51	$42.13

Net investment income (loss) (a)	0.25		0.49	0.45	0.32	0.33	0.39
Net realized and unrealized gain (loss) on investments	5.28		3.62	0.66	3.93	2.95	(14.12)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	5.53		4.11	1.05	4.25	3.28	(13.73)

Less dividends and distributions:
From net investment income	(0.48)		(0.44)	(0.34)	(0.01)	(0.64)	(0.34)
From net realized gain on investments	—		—	—	—	—	(4.55)

Total dividends and distributions	(0.48)		(0.44)	(0.34)	(0.01)	(0.64)	(4.89)

Net asset value at end of period	$39.82		$34.77	$31.10	$30.39	$26.15	$23.51

Total investment return (b)	16.08	%(c)	13.40%	3.43%	16.26%	14.38%	(36.59%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34	%††	1.48%	1.42%	1.12%	1.45%	1.22%
Net expenses	0.87	%††	0.89%	0.89%	0.95%	0.98%	0.96%
Expenses (before waiver/reimbursement)	0.87	%††	0.89%	0.89%	0.95%	1.04%	0.96%
Portfolio turnover rate	17%		40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$1,484,760		$1,358,999	$1,188,911	$759,317	$567,720	$425,266

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

24	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$34.23		$30.63	$29.93	$25.84	$23.23	$41.69

Net investment income (loss) (a)	0.28		0.44	0.31	0.30	0.27	0.42
Net realized and unrealized gain (loss) on investments	5.12		3.58	0.77	3.87	2.94	(14.03)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.07)	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	5.40		4.02	1.01	4.17	3.21	(13.61)

Less dividends and distributions:
From net investment income	(0.42)		(0.42)	(0.31)	(0.08)	(0.60)	(0.30)
From net realized gain on investments	—		—	—	—	—	(4.55)

Total dividends and distributions	(0.42)		(0.42)	(0.31)	(0.08)	(0.60)	(4.85)

Net asset value at end of period	$39.21		$34.23	$30.63	$29.93	$25.84	$23.23

Total investment return (b)	15.97	%(c)	13.26%	3.35%	16.12%	14.20%	(36.67%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.61	%††	1.37%	1.02%	1.07%	1.21%	1.24%
Net expenses	0.97	%††	0.99%	0.99%	1.06%	1.08%	1.01%
Expenses (before reimbursement/waiver)	0.97	%††	0.99%	0.99%	1.06%	1.14%	1.01%
Portfolio turnover rate	17%		40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$6,391		$21,761	$17,611	$325	$626	$232

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	25

Financial Highlights selected per share data and ratios

	Class R2
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$34.12		$30.53	$29.85	$25.76	$23.06	$41.40

Net investment income (loss) (a)	0.18		0.38	0.34	0.22	0.23	0.28
Net realized and unrealized gain (loss) on investments	5.19		3.54	0.63	3.87	2.93	(13.86)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	5.37		3.92	0.91	4.09	3.16	(13.58)

Less dividends and distributions:
From net investment income	(0.33)		(0.33)	(0.23)	—	(0.46)	(0.21)
From net realized gain on investments	—		—	—	—	—	(4.55)

Total dividends and distributions	(0.33)		(0.33)	(0.23)	—	(0.46)	(4.76)

Net asset value at end of period	$39.16		$34.12	$30.53	$29.85	$25.76	$23.06

Total investment return (b)	15.88	%(c)	12.99%	3.05%	15.88%	13.96%	(36.78%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.99	%††	1.16%	1.08%	0.80%	1.01%	0.89%
Net expenses	1.22	%††	1.24%	1.24%	1.31%	1.33%	1.30%
Expenses (before waiver/reimbursement)	1.22	%††	1.24%	1.24%	1.31%	1.38%	1.30%
Portfolio turnover rate	17%		40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$20,122		$19,072	$22,733	$26,735	$14,006	$6,427

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

26	MainStay MAP Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
	Six months ended April 30,		Year ended October 31,
	2013*		2012	2011	2010	2009	2008
Net asset value at beginning of period	$33.94		$30.38	$29.71	$25.70	$22.97	$41.31

Net investment income (loss) (a)	0.13		0.30	0.25	0.15	0.16	0.19
Net realized and unrealized gain (loss) on investments	5.18		3.53	0.64	3.86	2.93	(13.82)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	(0.00)‡	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡

Total from investment operations	5.31		3.83	0.83	4.01	3.09	(13.63)

Less dividends and distributions:
From net investment income	(0.23)		(0.27)	(0.16)	—	(0.36)	(0.16)
From net realized gain on investments	—		—	—	—	—	(4.55)

Total dividends and distributions	(0.23)		(0.27)	(0.16)	—	(0.36)	(4.71)

Net asset value at end of period	$39.02		$33.94	$30.38	$29.71	$25.70	$22.97

Total investment return (b)	15.75	%(c)	12.72%	2.79%	15.60%	13.65%	(36.96%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.75	%††	0.94%	0.80%	0.54%	0.72%	0.61%
Net expenses	1.47	%††	1.49%	1.49%	1.56%	1.58%	1.56%
Expenses (before waiver/reimbursement)	1.47	%††	1.49%	1.49%	1.56%	1.63%	1.56%
Portfolio turnover rate	17%		40%	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$1,844		$1,809	$2,380	$1,850	$1,484	$310

*	Unaudited.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	mainstayinvestments.com	27

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

The MainStay Funds (the ‘‘Trust’’) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as an open-end investment management company, and is comprised of twelve funds (collectively referred to as the ‘‘Funds’’). These financial statements and notes relate only to the MainStay MAP Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation of MAP-Equity Fund) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

The Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities and has delegated the responsibility for valuation determination under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board has authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with questions that arise or cannot be resolved under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. The Valuation Committee meets at a later time, as necessary, to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for day-to-day valuation of portfolio assets (including securities for which market prices are not readily available) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) of the Fund.

To assess the appropriateness of security valuations, the Manager or the Fund’s third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued by recommendation, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuation based on such methodologies and determinations on a regular basis after considering all relevant information that is reasonably available.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

28	MainStay MAP Fund

The aggregate value by input level, as of April 30, 2013, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs:

• Benchmark Yields	• Reported Trades
• Broker Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

Securities for which market values cannot be determined using the methodologies described above are valued by methods deemed in good faith by the Fund’s Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the six-month period ended April 30, 2013, there have been no changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which the trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not available from a third party pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisors reflect the security’s market value; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of April 30, 2013, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the

Manager or Subadvisors may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of April 30, 2013, certain foreign equity securities held by the Fund were not fair valued in such a manner.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and ask prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible bonds and municipal debt securities) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible bonds and municipal debt securities) supplied by a pricing agent or broker selected by the Fund’s Manager in consultation with the Fund’s Subadvisors, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisors to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using a quoted price in an active market. These securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

(B)  Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

mainstayinvestments.com	29

Notes to Financial Statements (Unaudited) (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax is required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Fund’s net unrealized appreciation (depreciation). Taxes related to capital gains realized during the six-month period ended April 30, 2013, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, at least annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term

Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. The Fund may enter into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities may be purchased only when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

30	MainStay MAP Fund

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants, if such warrants are not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until the sale or exercise of each right or warrant is completed. As of April 30, 2013, the Fund did not hold any rights or warrants.

(J)  Securities Lending.  In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the lending agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. Government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund did not have any portfolio securities on loan as of April 30, 2013.

(K)  Foreign Currency Forward Contracts.  The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by ‘‘marking-to-market’’ such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund may enter into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L)  Foreign Currency Transactions.  The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M)  Concentration of Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification

mainstayinvestments.com	31

Notes to Financial Statements (Unaudited) (continued)

obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the period ended April 30, 2013:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Rights	Net realized gain (loss) on security transactions	$26	$26

Total Realized Gain (Loss)		$26	$26

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to a portion of the salary of the Chief Compliance Officer (“CCO”) of the Fund. Markston International LLC (“Markston”) and Institutional Capital LLC (“ICAP”) (the “Subadvisors”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of an Amended and Restated Subadvisory Agreement between New York Life Investments and ICAP, and pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Markston (“Subadvisors Agreements”), New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; 0.70% from $1 billion to $3 billion; and 0.675% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.74% for the six-month period ended April 30, 2013, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the six-month period ended April 30, 2013, New York Life Investments earned fees from the Fund in the amount of $7,742,070.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ‘‘Plans’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Class R1	$4,327
Class R2	9,702
Class R3	845

32	MainStay MAP Fund

(C)  Sales Charges.  The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $24,320 and $20,526, respectively, for the six-month period ended April 30, 2013. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $10, $1,161, $40,128 and $2,363, respectively, for the six-month period ended April 30, 2013.

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the six-month period ended April 30, 2013, were as follows:

Investor Class	$191,131
Class A	159,209
Class B	128,379
Class C	192,289
Class I	728,967
Class R1	4,448
Class R2	9,927
Class R3	864

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F)  Capital.  As of April 30, 2013, New York Life and its affiliates beneficially held shares of the Fund with values and percentages of net assets as follows:

Class A	$3,761	0.0	%‡
Class I	113,718,018	7.7

‡	Less than one-tenth of a percent.

Note 4–Federal Income Tax

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of October 31, 2012, for federal income tax purposes, capital loss carryforwards of $130,395,186 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
2015 2017	$7,001 123,394	$	— —
Total	$130,395		$—

The tax character of distributions paid during the year ended October 31, 2012, shown in the Statements of Changes in Net Assets was as follows:

2012
Distributions paid from:
Ordinary Income	$22,500,041

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 29, 2012, under a second amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $200,000,000 with an optional maximum amount of $250,000,000. The commitment fee is an annual rate of 0.08% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 28, 2013, although the Fund, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. There were no borrowings made or outstanding with respect to the Fund on the Credit Agreement during the six-month period ended April 30, 2013.

Note 7–Purchases and Sales of Securities (in 000’s)

During the six-month period ended April 30, 2013, purchases and sales of securities, other than short-term securities, were $357,979 and $476,377, respectively.

mainstayinvestments.com	33

Notes to Financial Statements (Unaudited) (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	131,984	$4,826,436
Shares issued to shareholders in reinvestment of dividends	32,727	1,121,242
Shares redeemed	(256,395)	(9,257,994)

Net increase (decrease) in shares outstanding before conversion	(91,684)	(3,310,316)
Shares converted into Investor Class (See Note 1)	185,032	6,841,491
Shares converted from Investor Class (See Note 1)	(146,836)	(5,563,751)

Net increase (decrease)	(53,488)	$(2,032,576)

Year ended October 31, 2012:
Shares sold	244,302	$7,912,675
Shares issued to shareholders in reinvestment of dividends	35,955	1,090,857
Shares redeemed	(589,239)	(19,079,790)

Net increase (decrease) in shares outstanding before conversion	(308,982)	(10,076,258)
Shares converted into Investor Class (See Note 1)	446,562	14,347,291
Shares converted from Investor Class (See Note 1)	(359,912)	(11,878,827)

Net increase (decrease)	(222,332)	$(7,607,794)

Class A	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	615,850	$22,082,038
Shares issued to shareholders in reinvestment of dividends	86,511	2,962,126
Shares redeemed	(855,732)	(30,824,645)

Net increase (decrease) in shares outstanding before conversion	(153,371)	(5,780,481)
Shares converted into Class A (See Note 1)	221,865	8,325,386
Shares converted from Class A (See Note 1)	(15,928)	(611,468)

Net increase (decrease)	52,566	$1,933,437

Year ended October 31, 2012:
Shares sold	596,933	$19,366,654
Shares issued to shareholders in reinvestment of dividends	97,531	2,956,499
Shares redeemed	(2,377,806)	(77,188,057)

Net increase (decrease) in shares outstanding before conversion	(1,683,342)	(54,864,904)
Shares converted into Class A (See Note 1)	615,901	20,108,065
Shares converted from Class A (See Note 1)	(23,886)	(822,053)

Net increase (decrease)	(1,091,327)	$(35,578,892)

Class B	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	110,693	$3,745,956
Shares issued to shareholders in reinvestment of dividends	5,244	167,636
Shares redeemed	(260,623)	(8,800,529)

Net increase (decrease) in shares outstanding before conversion	(144,686)	(4,886,937)
Shares converted from Class B (See Note 1)	(261,866)	(8,991,658)

Net increase (decrease)	(406,552)	$(13,878,595)

Year ended October 31, 2012:
Shares sold	213,487	$6,423,390
Shares issued to shareholders in reinvestment of dividends	6,439	182,293
Shares redeemed	(673,595)	(20,259,640)

Net increase (decrease) in shares outstanding before conversion	(453,669)	(13,653,957)
Shares converted from Class B (See Note 1)	(729,019)	(21,754,476)

Net increase (decrease)	(1,182,688)	$(35,408,433)

Class C	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	140,255	$4,709,731
Shares issued to shareholders in reinvestment of dividends	6,294	201,279
Shares redeemed	(486,765)	(16,436,956)

Net increase (decrease)	(340,216)	$(11,525,946)

Year ended October 31, 2012:
Shares sold	187,726	$5,614,520
Shares issued to shareholders in reinvestment of dividends	6,452	182,715
Shares redeemed	(1,041,053)	(31,171,633)

Net increase (decrease)	(846,875)	$(25,374,398)

Class I	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	2,344,463	$86,556,346
Shares issued to shareholders in reinvestment of dividends	525,727	18,332,087
Shares redeemed	(4,663,840)	(175,259,160)

Net increase (decrease)	(1,793,650)	$(70,370,727)

Year ended October 31, 2012:
Shares sold	8,582,918	$286,653,962
Shares issued to shareholders in reinvestment of dividends	544,655	16,813,162
Shares redeemed	(8,270,927)	(274,064,591)

Net increase (decrease)	856,646	$29,402,533

34	MainStay MAP Fund

Class R1	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	21,206	$770,319
Shares issued to shareholders in reinvestment of dividends	1,857	63,811
Shares redeemed	(495,893)	(17,141,991)

Net increase (decrease)	(472,830)	$(16,307,861)

Year ended October 31, 2012:
Shares sold	163,523	$5,157,490
Shares issued to shareholders in reinvestment of dividends	8,918	271,181
Shares redeemed	(111,653)	(3,635,065)

Net increase (decrease)	60,788	$1,793,606

Class R2	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	88,107	$3,215,366
Shares issued to shareholders in reinvestment of dividends	4,724	162,285
Shares redeemed	(137,923)	(4,993,218)

Net increase (decrease)	(45,092)	$(1,615,567)

Year ended October 31, 2012:
Shares sold	113,272	$3,679,467
Shares issued to shareholders in reinvestment of dividends	7,477	227,218
Shares redeemed	(306,479)	(9,969,993)

Net increase (decrease)	(185,730)	$(6,063,308)

Class R3	Shares	Amount
Six-month period ended April 30, 2013:
Shares sold	4,238	$154,616
Shares issued to shareholders in reinvestment of dividends	318	10,894
Shares redeemed	(10,577)	(364,361)

Net increase (decrease)	(6,021)	$(198,851)

Year ended October 31, 2012:
Shares sold	17,183	$559,674
Shares issued to shareholders in reinvestment of dividends	681	20,629
Shares redeemed	(42,901)	(1,340,280)

Net increase (decrease)	(25,037)	$(759,977)

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2013, events and transactions subsequent to April 30, 2013, through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com	35

Board Consideration and Approval of Management Agreement and Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, annually review and approve the fund’s investment advisory agreements. At its December 10-12, 2012 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay MAP Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”), and the Subadvisory Agreements between New York Life Investments and Institutional Capital LLC (“ICAP”) and Markston International LLC (“Markston”) with respect to the Fund.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, ICAP and Markston in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2012 and December 2012, as well as other relevant information furnished to the Board throughout the year by New York Life Investments, ICAP and Markston. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Fund prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management and subadvisory fees and ordinary operating expenses. The Board also considered information provided by New York Life Investments, ICAP and Markston on the fees charged to other investment advisory clients (including institutional separate accounts) that follow investment strategies similar to the Fund, and the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Fund to New York Life Investments and its affiliates, including ICAP as subadvisor to the Fund, and Markston, and responses from New York Life Investments, ICAP and Markston to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its independent trustees (the “Independent Trustees”). Information provided to the Board at its meetings throughout the year included, among other items, detailed investment performance reports on the Fund prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting was developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, portfolio turnover, and sales and marketing activity.

In determining to approve the Agreements, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other items: (i) the nature, scope and quality of the services provided to the Fund by New York Life Investments, ICAP and Markston; (ii) the investment performance of the Fund, New York Life Investments, ICAP and Markston; (iii) the costs of the services provided, and profits realized, by New York Life Investments, ICAP and Markston from their relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to similar funds and accounts managed by New York Life Investments, ICAP and Markston and third-party “peer funds” identified by Strategic Insight.

While individual members of the Board may have weighed certain factors differently, the Board’s decision to approve the Agreements was based on a consideration of all the information provided to the Board, including information provided to the Board throughout the year and specifically in connection with the contract review process. The Board’s conclusions with respect to the Agreements also were based, in part, on the Board’s consideration of the Agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Fund, and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund. A more detailed discussion of the factors that figured prominently in the Board’s decisions to approve the Agreements is provided below.

Nature, Scope and Quality of Services to Be Provided by New York Life Investments, ICAP and Markston

The Board examined the nature, scope and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience in serving as manager of the Fund, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Fund, as well as New York Life Investments’ reputation and financial condition. The Board also considered the full range of non-advisory services that New York Life Investments supplies to the Fund under the terms of the Management Agreement, including: (i) fund accounting services provided by New York Life Investments’ Fund Accounting and Administration Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group;

36	MainStay MAP Fund

(iii) compliance services provided by New York Life Investments’ compliance department, including oversight and implementation of the Fund’s compliance program; and (iv) legal services provided by New York Life Investments’ Office of the General Counsel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Fund’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel that benefit the Fund, and noted that New York Life Investments is responsible for compensating the Fund’s officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Fund’s prospectus.

The Board also examined the nature, scope and quality of the advisory services that ICAP and Markston provide to the Fund. The Board evaluated ICAP’s and Markston’s experience in serving as subadvisors to the Fund and managing other portfolios. It examined ICAP’s and Markston’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP and Markston, and ICAP’s and Markston’s overall legal and compliance environments. The Board also reviewed ICAP’s and Markston’s willingness to invest in personnel that benefit the Fund. In this regard, the Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund should continue to benefit from the nature, scope and quality of these services as a result of New York Life Investments’, ICAP’s and Markston’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Fund’s investment performance, the Board considered investment performance results in light of the Fund’s investment objective, strategies and risks, as disclosed in the Fund’s prospectus. The Board particularly considered detailed investment reports on the Fund’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance relative to relevant investment categories and Fund benchmarks, the Fund’s risk-adjusted investment performance, and the Fund’s investment performance as compared to similar competitor funds, as appropriate. The Board also considered information provided by Strategic Insight showing the investment performance of the Fund as compared to peer funds.

In considering the Fund’s investment performance, the Board focused principally on the Fund’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Fund’s investment performance, as well as discussions between the Fund’s portfolio managers and the Board that occur typically on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, ICAP or Markston had taken, or had agreed with the Board to take, to enhance Fund investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Fund, along with ongoing efforts by New York Life Investments, ICAP and Markston to enhance investment returns, supported a determination to approve the Agreements. The Fund discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Fund’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, ICAP and Markston

The Board considered the costs of the services provided by New York Life Investments, ICAP and Markston under the Agreements, and the profits realized by New York Life Investments and its affiliates, including ICAP, and Markston due to their relationships with the Fund. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate. Because Markston’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Fund, the Board principally considered the profits realized by New York Life Investments and its affiliates with respect to the Fund.

In evaluating the costs and profits of New York Life Investments and its affiliates, including ICAP, and Markston, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments, ICAP and Markston must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that the ability to maintain a strong financial position is important in order for New York Life Investments, ICAP and Markston to continue to provide high-quality services to the Fund. The Board also noted that the Fund benefits from the allocation of certain fixed costs across the MainStay Group of Funds.

In addition, the Board noted the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability,

mainstayinvestments.com	37

since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. While recognizing the difficulty in evaluating a manager’s profitability with respect to the Fund, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board, which was developed by New York Life Investments in consultation with an independent consultant, was reasonable in all material respects.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to ICAP and Markston from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP and Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities. The Board also requested and received information from New York Life Investments and Markston concerning other business relationships between Markston and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Fund to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis, and without regard to distribution expenses.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the Fund supported the Board’s decision to approve the Agreements. With respect to Markston, the Board concluded that any profits realized by Markston due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Markston, and are based on fees paid to Markston by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grows

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with Fund investors. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Fund’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively lower management fees.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Fund’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments, since the fees paid to ICAP and Markston are paid by New York Life Investments, not the Fund.

In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, ICAP and Markston on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to mutual funds as compared with other investment advisory clients. Additionally, the Board considered the impact of any expense limitation arrangements on the Fund’s net management fee and expenses.

38	MainStay MAP Fund

The Board noted that, outside of the Fund’s management fee and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Fund based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Fund’s average net assets. The Board took into account information from New York Life Investments showing that the Fund’s transfer agent fee schedule is reasonable, including industry data showing that the per-account fees that NYLIM Service Company LLC, the Fund’s transfer agent, charges the Fund are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.

The Board acknowledged that, because the Fund’s transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of many Funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board discussed measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) increasing investment minimums from $500 to $1,000 in 2003; (iii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iv) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (v) no longer allowing an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (vi) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vii) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. In addition, the Board acknowledged New York Life Investments’ efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the Funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreements.

mainstayinvestments.com	39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay MAP Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay open-end offerings is listed here, with information about the manager, subadvisors, legal counsel and independent registered public accounting firms.

Equity

U.S. Equity Funds

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay ICAP Equity Fund

MainStay ICAP Select Equity Fund

MainStay Large Cap Growth Fund1

MainStay MAP Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

MainStay U.S. Small Cap Fund

International/Global Equity Funds

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Small Cap Fund

MainStay ICAP Global Fund

MainStay ICAP International Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond Funds

MainStay Floating Rate Fund

MainStay Global High Income Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay High Yield Opportunities Fund

MainStay Indexed Bond Fund

MainStay Intermediate Term Bond Fund

MainStay Short Duration High Yield Fund

MainStay Short Term Bond Fund

MainStay Unconstrained Bond Fund

Municipal Bond Funds

MainStay California Tax Free Opportunities Fund2

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund3

MainStay Tax Free Bond Fund

Money Market Fund

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

MainStay Marketfield Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Cornerstone Capital Management Holdings LLC4

New York, New York

Cornerstone Capital Management LLC4

Bloomington, Minnesota

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC4

Chicago, Illinois

MacKay Shields LLC4

New York, New York

Marketfield Asset Management LLC

New York, New York

Markston International LLC

White Plains, New York

Winslow Capital Management LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firms

KPMG LLP

PricewaterhouseCoopers LLP

1. Effective January 13, 2012, the Fund was closed to new investors with certain exceptions.

2. This Fund is only registered for sale in AZ, CA, NV, OR, UT, and WA.

3. This Fund is only registered for sale in CT, DE, FL, MA, NJ, NY, and VT.

4. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

©2013 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-30186 MS175-13	MSMP10-06/13 NL030

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	July 8, 2013

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	July 8, 2013

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.